Exhibit 99.1

CONFIDENTIAL

DISCLOSURE SCHEDULES

TO

STOCK PURCHASE AGREEMENT

dated as of March 7, 2012

AMONG

CANO PETROLEUM, INC.,

CANO PETRO OF NEW MEXICO, INC.,

LADDER COMPANIES, INC.,

SQUARE ONE ENERGY, INC.

TRI-FLOW, INC.,

W.O. ENERGY OF NEVADA, INC.,

WO ENERGY, INC.,

W.O. OPERATING COMPANY, LTD.,

AND

W.O. PRODUCTION COMPANY, LTD.

as Debtors,

NBI Services, Inc., as Buyer

These Disclosure Schedules are furnished to Buyer pursuant to the Stock Purchase Agreement, dated as of March 7, 2012, among the Debtors and Buyer (the “Agreement”). The Disclosure Schedules set forth exceptions and qualifications to the representations and warranties contained in Article III of the Agreement and certain information called for by Article V of the Agreement. The section numbers used herein correspond to numbers in the Agreement containing representations, warranties or other matters so qualified. The inclusion of any information in the Disclosure Schedules shall not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in the Disclosure Schedules, that such information is required to be listed in the Disclosure Schedules or that such items are material to Buyer.

The headings, if any, of the individual sections of the Disclosure Schedules are inserted for convenience only and shall not be deemed to constitute a part thereof or a part of the Agreement. The disclosure of an item in one Disclosure Schedule as an exception to a particular representation or warranty qualifies the referenced representation or warranty to the extent specified therein and such other representations and warranties contained in the Agreement (regardless of whether or not such representation or warranty contains a reference to such disclosure schedules) to the extent a matter in such Disclosure Schedule is disclosed in such a way as to make its relevance to the information called for by such other representation or warranty readily apparent on its face. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

Schedule	Description

2.02	Trust Assets and Liabilities
3.01	Corporate Existence and Power
3.04	Noncontravention
3.05	Capitalization
3.06(a)	Subsidiaries; Jurisdiction and Capitalization
3.06(b)	Reorganized Subsidiaries; Jurisdiction and Capitalization
3.06(c)	Subsidiaries; Liens and Other Capital Stock
3.07	SEC Filings and the Sarbanes-Oxley Act
3.08	Financial Statements
3.09	Absence of Certain Changes
3.10(a)	Material Contracts
3.10(b)	Material Contracts; Force and Effect
3.10(c)	Material Contracts; 365 Contracts Assumed by Debtor
3.11	Litigation
3.12	Compliance with Laws and Court Orders
3.13	Properties
3.14(a)	Oil and Gas Interests; Known Errors in Reserve Report
3.14(b)	Oil and Gas Interests; Proceeds from Hydrocarbon Sales
3.14(e)	Oil and Gas Interests; Preferential Purchase Rights
3.14(f)	Oil and Gas Interests; Tax Partnership Agreements
3.17	Insurance Coverage
3.20	Employees
3.21	Employee Benefit Matters
3.22	Environmental Matters
3.23(a)	Taxes; Tax Returns
3.23(b)	Taxes; Proceedings
3.23(c)	Taxes; Tax Liabilities
5.01	Conduct of Business; Capital Expenditures
5.03(a)	Assumption and Rejection of Executory Contracts and Leases; Schedule G — Executory Contracts and Unexpired Leases
5.03(f)	Assumption and Rejection of Executory Contracts and Leases; Initial Rejected Contracts

Schedule 2.02

TRUST ASSETS AND LIABILITIES

The following shall be Trust Assets from and after the time such assets are conveyed, transferred, assigned and delivered to the Liquidating Trust, except to the extent that (a) for any such assets that are 365 Contracts, (i) the Debtors have rejected such 365 Contract, (ii) prior to the Closing Date, the Debtors have filed or do file a motion to reject such 365 Contract on which the Bankruptcy Court has not ruled or (iii) at the Confirmation Hearing, the Bankruptcy Court approves the rejection of such 365 Contract or (b) the Debtors have included any such assets on any list of property of the Estates (as defined in the Plan) to be abandoned pursuant to the Plan.

1.                             All rights, claims, demands and causes of action of Debtors under the Agreement.

2.                             The right to receive proceeds of any Tax Refunds pursuant to Section 6.02 of the Agreement.

3.                             All rights, claims (including any claim as defined in Section 101 of the Bankruptcy Code), causes, causes of action, remedies, rights of set-off, rights of recoupment, rights to payment or to enforce payment and credits of any of the Debtors to the extent directly related to any of the property or assets of the Debtors that are expressly set forth in Items 5 and 8 of this Schedule 2.02.

4.                             All rights, claims and causes of action of any Debtor under Sections 544 through 553 of the Bankruptcy Code and all rights, claims and causes of action against former or current officers, directors, managers, employees or membership interest holders (or any of their respective Affiliates) except (1) to the extent directly relating to any of the property or assets of the Debtors that will vest in the Reorganized Debtors in accordance with Section 2.02(a), including any such items arising under insurance policies and all guarantees, warranties, indemnities and similar rights in favor of any of Debtors and (2) to the extent the pursuit of such rights, claims and causes of action would otherwise adversely affect the Reorganized Debtors’ ability to produce Hydrocarbons from the Oil and Gas Interests in the Ordinary Course of Business or the Reorganized Debtors’ entitlement to receive revenues (net to the Reorganized Debtors’ interest) from Hydrocarbons produced from the Oil and Gas Interests.

5.                             Debtors’ interest in and under, and all of Debtors’ rights, claims and causes of action relating to, the Confidentiality Agreement.

6.                             Debtor’s liabilities under the Escrow Agreement.

7.                             Debtor’s liabilities and obligations under the Plan Support Agreement.

8.                             All Causes of Action (as defined in the Plan) listed on Schedule 3.11, other than Causes of Action pertaining to Item 6 of this Schedule 2.02.

9.                             Debtors’ interest in and under, and all of Debtors’ rights, claims and causes of action relating to, the following: (i) each Initial Rejected Contract described on Schedule 5.03(f) to the extent such Contract is not subsequently designated by Buyer as a Desired 365 Contract in accordance with Section 5.03(b)(i) of the Agreement, (ii) each No Longer Desired 365 Contract and (iii) all other assets of the Debtors that Buyer has requested in writing not vest in the Reorganized Debtors as of the Closing.

10.                      All of the Debtors’ written contracts, agreements, policies, programs and plans for compensation, disability benefits, deferred compensation benefits, travel benefits (including retiree travel benefits), savings, severance benefits, indemnification, exculpation, retirement benefits, welfare benefits, relocation programs, life insurance and accidental death and dismemberment insurance, including any such written contracts, agreements, policies, programs and plans for benefits, bonuses or other incentives or compensation for any directors, officers or other employees of any of the Debtors who served in such capacity at any time, and including to the extent provided in any Debtor’s Organizational Documents, other than the health or dental plans set forth on Schedule 3.21.

11.                      The Debtors’ rights to all cash deposited by the Debtors to utility companies.

12.                      The Debtors’ rights to $25,000 deposited with the State of Oklahoma by Ladder Companies, Inc. to secure plugging and abandoning obligations.

13.                      The Debtors’ rights to all cash deposited by the Debtors to Resourcing Edge, Inc.

14.                      The Debtors’ rights to all refunds that will become due to the Debtors for insurance premiums upon cancellation of the Debtors’ property and casualty insurance.

15.                      Cano’s rights to all prepayments and made and retainers paid to Thompson & Knight LLP.

16.                      Cano’s rights to the return of any advance payments or retainers paid by Cano which relate to employment or consulting agreements.

17.                      Debtors’ rights to all prepaid balances paid to service providers and consultants.

Schedule 3.01

CORPORATE POWER AND EXISTENCE

Entity Name	State of Formation	Foreign Qualifications
Cano Petroleum, Inc.	Delaware	Texas, Oklahoma
Cano Petro of New Mexico, Inc	Texas	New Mexico
Ladder Companies, Inc.	Delaware	Oklahoma
Square One Energy, Inc.	Texas	—
Tri-Flow, Inc.	Oklahoma	—
W.O. Energy of Nevada, Inc.	Nevada	—
WO Energy, Inc.	Texas	—
W.O. Operating Company, Ltd.	Texas	—
W.O. Production Company, Ltd.	Texas	—

Schedule 3.04

NONCONTRAVENTION

Consent of holders of Series D Convertible Preferred Stock, pursuant to the Certificate of Designations of Series D Convertible Preferred Stock, Securities Purchase Agreement, and Registration Rights Agreement described on Schedule 3.05

Consent of lenders under Cano’s Credit Facilities described on Schedule 3.06(b)

Nonstatutory Stock Option Agreements described on Schedule 3.05

Restricted Stock Award Agreements described on Schedule 3.05

Prior notice must be given to Bro-Co, LLC, the landlord under the Company’s office lease.

Cano must pay a change in control severance benefit to Jayme Wollison (“Wollison”) pursuant to that certain Amended and Restated Employment Agreement dated February 11, 2011 between Cano and Wollison on the tenth day following Wollison’s separation from service for any reason following the closing of the transactions contemplated by this Agreement.

Cano must obtain prior written consent to assign that certain American Registry for Internet Numbers, Ltd. Service Agreement dated January 31, 2007 between American Registry for Internet Numbers, Ltd. and Cano.

Service Agreement dated January 31, 2007 between American Registry for Internet Numbers, ltd. and Cano.

Commercial Contract for Supply of Electricity dated July 6, 2010 between Cano and Cirro Energy.

Advisory Services Letter Agreement dated March 5, 2008 between Cano and Jefferies Randall & Dewey, a division of Jefferies & Company, Inc.

Schedule 3.05

CAPITALIZATION

SUMMARY OF OPTION GRANTS

DECEMBER 31, 2011

GrantDate	PlanName	StrikePrice	Name	Granted	Outstanding
2/19/2008	LTIP - 2005	5.75	Allen, John	7000	7000
7/29/2008	LTIP - 2005	3.98	Allen, John	1750	1750
7/29/2008	LTIP - 2005	3.98	Allen, John	1750	1750
11/24/2008	LTIP - 2005	0.43	Allen, John	1750	1750
11/24/2008	LTIP - 2005	0.43	Allen, John	1750	1750
2/19/2008	LTIP - 2005	5.75	Anderson, Gerald	3800	3800
7/29/2008	LTIP - 2005	3.98	Anderson, Gerald	950	950
7/29/2008	LTIP - 2005	3.98	Anderson, Gerald	950	950
11/24/2008	LTIP - 2005	0.43	Anderson, Gerald	950	950
11/24/2008	LTIP - 2005	0.43	Anderson, Gerald	950	950
7/29/2008	LTIP - 2005	3.98	Boswell, Kathy	1167	1167
7/29/2008	LTIP - 2005	3.98	Boswell, Kathy	1167	1167
7/29/2008	LTIP - 2005	3.98	Boswell, Kathy	1166	1166
11/24/2008	LTIP - 2005	0.43	Boswell, Kathy	875	875
11/24/2008	LTIP - 2005	0.43	Boswell, Kathy	875	875
12/13/2005	LTIP - 2005	6.3	Boyd, Randall	25000	25000
12/28/2006	LTIP - 2005	5.42	Boyd, Randall	25000	25000
12/12/2007	LTIP - 2005	7.25	Boyd, Randall	25000	25000
11/24/2008	LTIP - 2005	0.43	Boyd, Randall	25000	25000
7/29/2008	LTIP - 2005	3.98	Butts, Rodger	1267	1267
7/29/2008	LTIP - 2005	3.98	Butts, Rodger	1267	1267
7/29/2008	LTIP - 2005	3.98	Butts, Rodger	1266	1266
11/24/2008	LTIP - 2005	0.43	Butts, Rodger	950	950
11/24/2008	LTIP - 2005	0.43	Butts, Rodger	950	950
4/4/2007	LTIP - 2005	4.73	Gaudin, Robert	20833	20833
12/12/2007	LTIP - 2005	7.25	Gaudin, Robert	25000	25000
11/24/2008	LTIP - 2005	0.43	Gaudin, Robert	25000	25000
11/10/2008	LTIP - 2005	0.6	Glassey, Brenda	867	867
11/10/2008	LTIP - 2005	0.6	Glassey, Brenda	867	867
11/10/2008	LTIP - 2005	0.6	Glassey, Brenda	866	866
11/24/2008	LTIP - 2005	0.43	Glassey, Brenda	650	650
11/24/2008	LTIP - 2005	0.43	Glassey, Brenda	650	650
7/29/2008	LTIP - 2005	3.98	Harvill, David	1000	1000
7/29/2008	LTIP - 2005	3.98	Harvill, David	1000	1000
7/29/2008	LTIP - 2005	3.98	Harvill, David	1000	1000
11/24/2008	LTIP - 2005	0.43	Harvill, David	750	750

11/24/2008	LTIP - 2005	0.43	Harvill, David	750	750
2/19/2008	LTIP - 2005	5.75	Heffner, Tommy	11000	11000
7/29/2008	LTIP - 2005	3.98	Heffner, Tommy	2750	2750
7/29/2008	LTIP - 2005	3.98	Heffner, Tommy	2750	2750
11/24/2008	LTIP - 2005	0.43	Heffner, Tommy	2750	2750
11/24/2008	LTIP - 2005	0.43	Heffner, Tommy	2750	2750
6/30/2007	LTIP - 2005	6.15	Hesslen, Justin	2500	2500
7/29/2008	LTIP - 2005	3.98	Hesslen, Justin	625	625
7/29/2008	LTIP - 2005	3.98	Hesslen, Justin	625	625
11/24/2008	LTIP - 2005	0.43	Hesslen, Justin	625	625
11/24/2008	LTIP - 2005	0.43	Hesslen, Justin	625	625
6/21/2006	LTIP - 2005	5.15	Hornback, Lee	5775	5775
7/29/2008	LTIP - 2005	3.98	Hornback, Lee	1444	1444
7/29/2008	LTIP - 2005	3.98	Hornback, Lee	1444	1444
11/24/2008	LTIP - 2005	0.43	Hornback, Lee	1444	1444
11/24/2008	LTIP - 2005	0.43	Hornback, Lee	1444	1444
2/19/2008	LTIP - 2005	5.75	Ketchersid, Lynn	3400	3400
7/29/2008	LTIP - 2005	3.98	Ketchersid, Lynn	850	850
7/29/2008	LTIP - 2005	3.98	Ketchersid, Lynn	850	850
11/24/2008	LTIP - 2005	0.43	Ketchersid, Lynn	850	850
11/24/2008	LTIP - 2005	0.43	Ketchersid, Lynn	850	850
2/19/2008	LTIP - 2005	5.75	McDowell, Elaine	5000	5000
7/29/2008	LTIP - 2005	3.98	McDowell, Elaine	1250	1250
7/29/2008	LTIP - 2005	3.98	McDowell, Elaine	1250	1250
11/24/2008	LTIP - 2005	0.43	McDowell, Elaine	1250	1250
11/24/2008	LTIP - 2005	0.43	McDowell, Elaine Miramontes, Jr.,	1250	1250
2/19/2008	LTIP - 2005	5.75	Manuel Miramontes, Jr.,	3200	3200
7/29/2008	LTIP - 2005	3.98	Manuel Miramontes, Jr.,	800	800
7/29/2008	LTIP - 2005	3.98	Manuel Miramontes, Jr.,	800	800
11/24/2008	LTIP - 2005	0.43	Manuel Miramontes, Jr.,	800	800
11/24/2008	LTIP - 2005	0.43	Manuel	800	800
2/19/2008	LTIP - 2005	5.75	Miramontes, Manuel	4200	4200
7/29/2008	LTIP - 2005	3.98	Miramontes, Manuel	1050	1050
7/29/2008	LTIP - 2005	3.98	Miramontes, Manuel	1050	1050
11/24/2008	LTIP - 2005	0.43	Miramontes, Manuel	1050	1050
11/24/2008	LTIP - 2005	0.43	Miramontes, Manuel	1050	1050
2/19/2008	LTIP - 2005	5.75	Nickel, Joe	4700	4700
7/29/2008	LTIP - 2005	3.98	Nickel, Joe	1175	1175
7/29/2008	LTIP - 2005	3.98	Nickel, Joe	1175	1175

11/24/2008	LTIP - 2005	0.43	Nickel, Joe	1175	1175
11/24/2008	LTIP - 2005	0.43	Nickel, Joe	1175	1175
4/4/2007	LTIP - 2005	4.73	Niemiec, Don	20833	20833
12/12/2007	LTIP - 2005	7.25	Niemiec, Don	25000	25000
11/24/2008	LTIP - 2005	0.43	Niemiec, Don	25000	25000
9/8/2008	LTIP - 2005	3.19	Parrish, Louis	867	867
9/8/2008	LTIP - 2005	3.19	Parrish, Louis	867	867
9/8/2008	LTIP - 2005	3.19	Parrish, Louis	866	866
11/24/2008	LTIP - 2005	0.43	Parrish, Louis	650	650
11/24/2008	LTIP - 2005	0.43	Parrish, Louis	650	650
6/21/2006	LTIP - 2005	5.15	Parrish, Michael	5300	5300
7/29/2008	LTIP - 2005	3.98	Parrish, Michael	1325	1325
7/29/2008	LTIP - 2005	3.98	Parrish, Michael	1325	1325
11/24/2008	LTIP - 2005	0.43	Parrish, Michael	1325	1325
11/24/2008	LTIP - 2005	0.43	Parrish, Michael	1325	1325
4/4/2007	LTIP - 2005	4.73	Powell, William	20137	20137
12/12/2007	LTIP - 2005	7.25	Powell, William	25000	25000
11/24/2008	LTIP - 2005	0.43	Powell, William	25000	25000
11/17/2009	LTIP - 2005	1.03	Pully, Steven	5788	5788
11/30/2007	LTIP - 2005	7.47	Ramirez, David	3886	3886
7/29/2008	LTIP - 2005	3.98	Ramirez, David	972	972
7/29/2008	LTIP - 2005	3.98	Ramirez, David	971	971
11/24/2008	LTIP - 2005	0.43	Ramirez, David	972	972
11/24/2008	LTIP - 2005	0.43	Ramirez, David	971	971
6/21/2006	LTIP - 2005	5.15	Scitern, Kevin	2660	2660
7/29/2008	LTIP - 2005	3.98	Scitern, Kevin	665	665
7/29/2008	LTIP - 2005	3.98	Scitern, Kevin	665	665
11/24/2008	LTIP - 2005	0.43	Scitern, Kevin	665	665
11/24/2008	LTIP - 2005	0.43	Scitern, Kevin	665	665
11/17/2009	LTIP - 2005	1.03	Smith, Garrett	10244	10244
2/19/2008	LTIP - 2005	5.75	Smith, Shawn	4700	4700
7/29/2008	LTIP - 2005	3.98	Smith, Shawn	1175	1175
7/29/2008	LTIP - 2005	3.98	Smith, Shawn	1175	1175
11/24/2008	LTIP - 2005	0.43	Smith, Shawn	1175	1175
11/24/2008	LTIP - 2005	0.43	Smith, Shawn	1175	1175
2/19/2008	LTIP - 2005	5.75	Tice, Ralph	3700	3700
7/29/2008	LTIP - 2005	3.98	Tice, Ralph	925	925
7/29/2008	LTIP - 2005	3.98	Tice, Ralph	925	925
11/24/2008	LTIP - 2005	0.43	Tice, Ralph	925	925
11/24/2008	LTIP - 2005	0.43	Tice, Ralph	925	925
2/19/2008	LTIP - 2005	5.75	Tooley, Mark	3700	3700
7/29/2008	LTIP - 2005	3.98	Tooley, Mark	925	925
7/29/2008	LTIP - 2005	3.98	Tooley, Mark	925	925

11/24/2008	LTIP - 2005	0.43	Tooley, Mark	925	925
11/24/2008	LTIP - 2005	0.43	Tooley, Mark	925	925
12/12/2007	LTIP - 2005	7.25	Wehlmann, David	25000	25000
11/24/2008	LTIP - 2005	0.43	Wehlmann, David	25000	25000
6/21/2006	LTIP - 2005	5.15	Wollison, Jayme	8500	8500
2/19/2008	LTIP - 2005	5.75	Wollison, Jayme	13333	13333
2/19/2008	LTIP - 2005	5.75	Wollison, Jayme	13333	13333
2/19/2008	LTIP - 2005	5.75	Wollison, Jayme	13334	13334
7/29/2008	LTIP - 2005	3.98	Wollison, Jayme	10000	10000
7/29/2008	LTIP - 2005	3.98	Wollison, Jayme	10000	10000
11/24/2008	LTIP - 2005	0.43	Wollison, Jayme	10000	10000
11/24/2008	LTIP - 2005	0.43	Wollison, Jayme	10000	10000
12/17/2004	DirectorsOptions	4	Haddock, Gerald	50000	50000
4/1/2005	DirectorsOptions	4.13	Boyd, Randall	25000	25000

The holders of the Series D Convertible Preferred Stock have certain rights and preferences with respect to such stock pursuant to (i) the Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock dated as of August 31, 2006, (ii) that certain Securities Purchase Agreement dated as of August 25, 2005, by and among the Company and certain investors party thereto, and (iii) that certain Registration Rights Agreement, dated as of August 25, 2006, by and among the Company and certain buyers party thereto. The following is a list of the Series D Convertible Preferred Stockholders as of March 6, 2012:

Holder	Convertible Preferred Shares Without PIK	Accumulated PIK Dividends
D.E. Shaw Laminar Portfolios, L.L.C.	10,005	$4,333,416
Investcorp Interlachen Multi-Strategy Master Fund Limited	1,254	$543,138
Kellogg Capital Group LLC	2,013	—
Fidelity Clearing Canada ULC	2,897	—
William Herbert Hunt Trust Estate	2,875	$1,245,234
Radcliffe Capital Management LP	2,013	—
Touradji Deep Rock Master Fund Ltd	1,000	—
Dundee Securities Corp.	7	—
Gundyco	14	—
Brant Investments Limited ITF A/C 1642258001	2	—
Brant Investments Limited FBO A/C 127976001	46	—
Bransco & Co. ITF John Hogan	24	—
GMP Securities LP	24	—
GMP Securities LP ITF Donald Cook Carlisle Family Trust	115	—
Scotia Capital, Inc.	23	—
Bransco & Co. ITF Nancy Hogan	22	—
Investor Company	227	—
MacDougall, MacDougall & MacTier, Inc.	9	—
Macquire Private Wealth Inc.	7	—
NBCN Inc ITF Bruce Owers	3	—
Raymond James Ltd ITF Elaine Wilco A/C 1CR-NVVR-0	4	—
RBC Dominion Securities Inc ITF John Bobyk & Ann Bobyk	11	—
O’Connor Global Multi-Strategy Alpha Master	1,254	—
Total Convertible Preferred Stock	23,849	$6,121,788

Schedule 3.06(a)

SUBSIDIARIES; JURISDICTION AND CAPITALIZATION

	State of	Outstanding Capital Stock / Partnership
Cano Subsidiary	Formation	Interests
Cano Petro of New Mexico, Inc	Texas	100 shares, no par value
Ladder Companies, Inc.	Delaware	1,000 shares, no par value
Square One Energy, Inc.	Texas	1,500 shares, par value $1.00 per share
Tri-Flow, Inc.	Oklahoma	334 shares, par value $1.00 per share
W.O. Energy of Nevada, Inc.	Nevada	1,200 shares, par value $0.01 per share
WO Energy, Inc.	Texas	1,100 shares, par value $1.00 per share
W.O. Operating Company, Ltd.	Texas	*
W.O. Production Company, Ltd.	Texas	*

* WO Energy, Inc. holds a 5% general partner interest, and W.O. Energy of Nevada, Inc. holds a 95% limited partner interest in such partnership.

Schedule 3.06(b)

REORGANIZED SUBSIDIARIES; JURISDICTION AND CAPITALIZATION

	State of	Outstanding Capital Stock / Partnership
Reorganized Cano Subsidiary	Formation	Interests
Cano Petro of New Mexico, Inc	Texas	100 shares, no par value
Ladder Companies, Inc.	Delaware	1,000 shares, no par value
Square One Energy, Inc.	Texas	1,500 shares, par value $1.00 per share
Tri-Flow, Inc.	Oklahoma	334 shares, par value $1.00 per share
W.O. Energy of Nevada, Inc.	Nevada	1,200 shares, par value $0.01 per share
WO Energy, Inc.	Texas	1,100 shares, par value $1.00 per share
W.O. Operating Company, Ltd.	Texas	*
W.O. Production Company, Ltd.	Texas	*

* WO Energy, Inc. holds a 5% general partner interest, and W.O. Energy of Nevada, Inc. holds a 95% limited partner interest in such partnership.

Schedule 3.06(c)

SUBSIDIARIES; LIENS AND OTHER CAPITAL STOCK

Cano owns, directly or indirectly, all equity interests of each Cano Subsidiary; however, all outstanding equity in the Cano Subsidiaries have been pledged pursuant to (i) that certain $120,000,000 Amended and Restated Credit Agreement dated December 17, 2008 between Cano, as Borrower, the lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A. (“UBOC”), as Administrative Agent (as amended, the “Senior Credit Agreement”), and (ii) that certain $25,000,000 Subordinated Credit Agreement dated December 17, 2008 among Cano, as Borrower, the lenders party thereto from time to time, as Lenders, and UnionBanCal Equities, Inc. (“UBC”), as Administrative Agent (the “Subordinated Credit Agreement”, and, together with the Senior Credit Agreement, the “Credit Facilities”).

Pursuant to the Senior Credit Agreement, Cano entered into the following agreements:

1.                 Amended and Restated Security Agreement dated December 17, 2008 among Cano Petroleum, Inc., Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., W.O. Energy, Inc., W.O. Operating Company, Ltd., W.O. Production Company, Ltd. and Cano Petro of New Mexico, Inc. and Union Bank of California, N.A.

2.                 Amended and Restated Guaranty Agreement dated December 17, 2008 by Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd., W.O. Production Company, Ltd. and Cano Petro of New Mexico, Inc. in favor of Union Bank of California, N.A. as Administrative Agent.

3.                 Amended and Restated Pledge Agreement dated December 17, 2008 among Cano Petroleum, Inc., WO Energy, Inc. and W.O. Energy of Nevada, Inc. and Union Bank of California, N.A., as Administrative Agent.

Pursuant to the Subordinated Credit Agreement, Cano entered into the following agreements:

1.                 Subordinated Security Agreement dated December 17, 2008 among Cano Petroleum, Inc., Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., W.O. Energy, Inc., W.O. Operating Company, Ltd., W.O. Production Company, Ltd. and Cano Petro of New Mexico, Inc. and UnionBanCal Equities, Inc., as Administrative Agent.

2.                 Subordinated Guaranty Agreement dated December 17, 2008 by Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd., W.O. Production Company, Ltd. and Cano Petro of New Mexico, Inc. in favor of UnionBanCal Equities, Inc. as Administrative Agent.

3.                 Subordinated Pledge Agreement dated December 17, 2008 among Cano Petroleum, Inc., W.O. Energy, Inc. and W.O. Energy of Nevada, Inc. and UnionBanCal Equities, Inc., as Administrative Agent.

Schedule 3.07

SEC FILINGS AND THE SARBANES-OXLEY ACT

The unaudited interim financial statements and notes thereto accompanying Cano’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2011 have not been reviewed by an independent public accountant using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as required by Rule 10-01(d) of Regulation S-X promulgated under the Securities Act of 1934, as amended.

Cano did not submit electronically and post on its corporate website the interactive data files required to be submitted and posted pursuant to Rule 405 of Regulation S-T with respect to its quarterly report on Form 10-Q for the quarterly period ended September 30, 2011.

Cano has not yet filed its quarterly report on Form 10-Q for the quarter ended December 31, 2011.

Schedule 3.08

FINANCIAL STATEMENTS

The unaudited interim financial statements and notes thereto accompanying Cano’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2011 have not been reviewed by an independent public accountant using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as required by Rule 10-01(d) of Regulation S-X promulgated under the Securities Act of 1934, as amended.

Schedule 3.09

ABSENCE OF CERTAIN CHANGES

1.                                      Cano has been involved in the litigation matters discussed in more detail on Schedule 3.11.

2.                                      On August 31, 2011, Cano failed to make its required payment of interest under the Senior Credit Agreement. Cano’s failure to make such payment of interest constituted an Event of Default under the Credit Facilities, for which the lenders under the Credit Facilities may terminate their obligation to extend credit to Cano and declare all amounts payable under the Credit Facilities due and payable in full. Additionally, under both of the Credit Facilities, Cano was not in compliance with the covenants relating to Cano’s current ratio, leverage ratio and interest coverage ratio for the quarter ended September 30, 2011. On September 23, 2011, Cano’s lenders delivered reservation of rights letters with respect to Cano’s defaults under the Credit Facilities.

3.                                      Cano was required to redeem its Series D Convertible Preferred Stock (the “Preferred Stock”) that remained outstanding on September 6, 2011 for a redemption amount in cash equal to the stated value of the Preferred Stock, plus accrued dividends and PIK dividends. However, the subordination provisions of the Preferred Stock prohibit Cano from redeeming the Preferred Stock while Cano is in default under the Senior Credit Agreement. As a result of Cano’s defaults under the Credit Agreements, Cano was not able to redeem the outstanding Preferred Stock as of its maturity date. Cano has not paid dividends on the Preferred Stock, in accordance with the terms of the Preferred Stock, since early 2010.

4.                                      On December 13, 2011, Hein & Associates LLP notified Cano that it was resigning as Cano’s independent accounting firm, effective immediately.

5.                                      Cano switched its third party human resources and employee benefits administration provider from Insperity to Resourcing Edge on or about December 5, 2011.

6.                                      On October 26, 2011, the Staff (the “Staff”) of NYSE Amex, LLC (the “Exchange”) notified Cano that is was not in compliance with the following sections of the Exchange’s Company Guide (the “Company Guide”):

•                                                                            Section 1003(a)(i) — stockholders’ equity of less than $2,000,000 and net losses in two of its three most recent fiscal years;

•                                                                            Section 1003(a)(ii) — stockholders’ equity of less than $4,000,000 and net losses in three of its four most recent fiscal years;

•                                                                            Section 1003(a)(iii) — stockholders’ equity of less than $6,000,000 and net losses in five consecutive years; and

•                                                                            Section 1003(a)(iv) — Cano has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Cano will be able to continue operations and/or meet its obligations as they mature.

7.                                      On November 22, 2011, the Staff determined that Cano’s securities had been selling for a low price per share for a substantial period of time and, pursuant to Section 1003(f)(v) of the Company Guide, Cano’s continued listing was predicated on it effecting a reverse stock split of its common stock within a reasonable period of time.

8.                                      Pursuant to Section 1009 of the Company Guide, Cano was given the opportunity to submit a plan of compliance (a “Plan”) by November 28, 2011 advising the Exchange of actions it had taken, or would take, to regain compliance with Section 1003(a)(iv) of the Company Guide by January 26, 2012, Section 1003(f)(v) of the Company Guide by May 22, 2012 and Section 1003(a)(i), Section 1003(a)(ii) and Section 1003(a)(iii) of the Company Guide by October 26, 2012. Cano submitted its Plan on November 30, 2011.

9.                                      On December 2, 2011, Cano received a letter from the Exchange confirming its intent to strike the common stock of Cano from the Exchange by filing a delisting application with the SEC pursuant to Section 1009(d) of the Company Guide. The Staff stated that upon a review of the Plan, the Staff determined that the Plan did not sufficiently address how Cano intended to regain compliance. Accordingly, the Staff determined that it was appropriate to initiate delisting proceedings.

10.                               On December 20, 2011, the board of directors of Cano approved and authorized Cano to take definitive action to cause the voluntary delisting of its common stock on the Exchange. On December 21, 2011, Cano notified the Exchange of its intention to file, on or about January 3, 2012, a Form 25 with the Securities and Exchange Commission to voluntarily delist its common stock. Cano filed Form 25 with the Securities and Exchange Commission on January 4, 2012. The Form 25 became effective 10 days after the date of filing and, accordingly, Cano’s common stock ceased trading on NYSE Amex at the open of the market on January 17, 2012. Thereafter, market makers have quoted Cano’s common stock under the symbol “CANO” on the OTCQB marketplace, operated by OTC Markets Group, a centralized electronic quotation service for over-the-counter securities.

11.                             On August 22, 2011, Cano executed a mutual termination letter with Natixis providing for the termination of Cano’s two fixed price commodity swaps. On September 9, 2011, Cano executed a mutual termination letter with Natixis FPI providing for the termination of Cano’s interest rate swap agreement. Cano is no longer a party to any hedge agreement.

12.                             The unaudited interim financial statements and notes thereto accompanying Cano’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2011 have not been reviewed by an independent public accountant using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as required by Rule 10-01(d) of Regulation S-X promulgated under the Securities Act of 1934, as amended. Further, Cano did not submit electronically and post on its corporate website the interactive data files required to be submitted and posted pursuant to Rule 405 of Regulation S-T with respect to its quarterly report on Form 10-Q for the quarterly period ended September 30, 2011.

13.                               Cano has not yet filed its quarterly report on Form 10-Q for the quarter ended December 31, 2011.

Schedule 3.10(a)

MATERIAL CONTRACTS

Leases of Real Property (other than Oil and Gas Leases):

1.	Lease Agreement dated November 17, 2010 between Cano and Bro-Co, LLC.

2.	First Amendment and Modification to Lease Agreement dated November 26, 2010 between Bro-Co, LLC and Cano.

3.	Second Amendment and Modification to Lease Agreement dated January 24, 2011 between Bro-Co, LLC and Cano.

4.	Non-Disturbance, Subordination and Attornment Agreement dated December 13, 2010 between Bro-Do, LLC and Cano.

5.	Amended and Restated Lease Agreement dated October 1, 2005 among Miles O’Loughlin, Scott White and W.O. Operating Company, Ltd. (as amended, the “WO Lease”).

6.	First Amendment to Amended and Restated Lease Agreement dated January 1, 2007 among Scott White, The Estate of Miles O’Loughlin and W.O. Operating Company, Ltd.

7.	Second Amendment to Amended and Restated Lease Agreement dated January 1, 2008 among Scott White, The Estate of Miles O’Loughlin and W.O. Operating Company, Ltd.

8.	Third Amendment to Amended and Restated Lease Agreement dated April 30, 2008 among Scott White, The Estate of Miles O’Loughlin and W.O. Operating Company, Ltd.

9.	Cano continues to lease the property subject to the WO Lease as a holdover tenant and pays rent on a month-to-month basis in accordance with the terms of the WO Lease.

10.	Lease Purchase Contract dated February 3, 2010 between Midwest Compressor Systems, LLC and Square One Energy (Lease: Area 3 Skid#795).

11.	Lease Purchase Contract dated February 3, 2010 between Midwest Compressor Systems, LLC and Square One Energy (Lease: Area 3 Skid#796).

12.	Lease Purchase Contract dated February 3, 2010 between Midwest Compressor Systems, LLC and Square One Energy (Lease: Area 3 Skid#798-10).

13.	Lease Purchase Contract dated February 17, 2010 between Midwest Compressor Systems, LLC and Square One Energy (Lease: Area 3 Skid#802-10).

14.	Pipeline Lease Agreement dated June 19, 2007 among Meyer Land and Cattle Co., Inc., Meyer Farms, Inc. and W.O. Operating Company, Ltd.

15.	Lease Agreement dated October 1, 2008 between LHM Partnership and W.O. Operating Company Ltd.

16.	Saltwater Disposal and Surface Lease Agreement dated July 24, 1996 among William L. Arrington, Margareta M. Arrington and WO Energy, Inc.

Oil and Gas Leases:

17.	See the description of Oil and Gas leases attached to this Schedule 3.10(a).

Contracts for the Sale of Hydrocarbons:

18.	Gas Purchase Contract dated July 1, 2009 between W.O. Operating Company, Ltd. and DCP Midstream, LP.

19.	Amendment dated May 21, 2009 to Gas Purchase Contract No. BOR066300A between DCP Midstream, LP and W.O. Operating Company, Ltd.

20.	Amendment dated May 21, 2009 to Gas Purchase Contract No. PAM058500* between DCP Midstream, LP and W.O. Operating Company, Ltd.

21.	Amendment dated May 21, 2009 to Gas Purchase Contract No. BOR134200R between DCP Midstream, LP and W.O. Operating Company, Ltd.

22.	Amendment dated May 21, 2009 to Gas Purchase Contract No. BOR118100* between DCP Midstream, LP and W.O. Operating Company, Ltd.

23.	Amendment dated May 21, 2009 to Gas Purchase Contract No. BOR11800R between DCP Midstream, LP and W.O. Operating Company, Ltd.

24.	Amendment dated May 21, 2009 to Gas Purchase Contract No. BOR067500B between DCP Midstream, LP and W.O. Operating Company, Ltd.

25.	Gas Purchase Contract dated November 1, 2003 between W.O. Operating Company, Ltd. and Duke Energy Field Services, LP.

26.	Amendment to Gas Purchase Contract dated August 1, 2005 between WO Operating Company and Duke Energy Field Services, LP.

27.	Amendment to Gas Purchase Contract dated September 1, 2005 between WO Operating Company and Duke Energy Field Services, LP.

28.	Letter Agreement executed August 18, 2004 between Square One Energy, Inc. and Dufour Petroleum, L.P.

29.	Amendment dated October 1, 2005 between Square One Energy, Inc. and Dufour Petroleum, L.P.

30.	Gas Purchase Agreement dated April 1, 2007 among Eagle Rock Field Services, L.P. and W.O. Operating Company, Ltd. and Pantwist, LLC.

31.	Amendment dated March 25, 2009 to the Gas Purchase Agreement dated April 1, 2007 between Eagle Rock Field Services, L.P. an W.O. Operating Company, Ltd.

32.	Amendment dated April 30, 2009 to the Gas Purchase Agreement dated April 1, 2007 between Eagle Rock Field Services, L.P. an W.O. Operating Company, Ltd.

33.	Gas Purchase and Sales Contract dated August 15, 2002 between Arrow Oil & Gas Inc. and STP, Inc.

34.	Gas Sales and Purchase Agreement Amendment dated January 1, 2007 between Square One Energy, Inc. and OGS Desdemona Pipeline, LP.

35.	Gas Purchase Agreement dated September 1, 2004 between Scissortail Energy, LLC and Ladder Energy Co.

36.	Crude Oil Purchase Agreement Sunoco Reference No. 502606 dated February 1, 2000 between Sunoco, Inc. and Ladder Energy Company.

37.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 502606 dated September 2, 2005 between Sunoco Partners Marketing & Terminals L.P. and Ladder Energy Company.

38.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 502606 dated September 26, 2006 between Sunoco Partners Marketing & Terminals L.P. and Ladder Energy Company.

39.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 502606 dated September 11, 2008 between Sunoco Partners Marketing & Terminals L.P. and Ladder Energy Company.

40.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 502606 dated May 11, 2010 between Sunoco Partners Marketing & Terminals L.P. and Ladder Energy Company.

41.	Crude Oil Purchase Agreement Sunoco Reference No. 521329 dated March 1, 2004 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy.

42.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 521329 dated June 25, 2004 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy, Inc.

43.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 521329 dated October 12, 2004 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy, Inc.

44.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 521329 dated November 17, 2004 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy, Inc.

45.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 521329 dated October 31, 2006 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy, Inc.

46.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 521329 dated December 4, 2006 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy, Inc.

47.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 521329 dated February 16, 2009 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy, Inc.

48.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 521329 dated April 2, 2009 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy.

49.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 521329 dated April 23, 2009 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy.

50.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 521329 dated April 23, 2009 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy, Inc.

51.	Letter of Amendment to the Crude Oil Purchase Agreement Sunoco Reference No. 521329 executed August 1, 2011 between Sunoco Partners Marketing & Terminals L.P. and Square One Energy.

52.	Crude Oil Purchase Contract executed August 6, 2001 between W.O. Operating Company, Ltd. and Diamond Shamrock Refining Company L.P.

53.	Amendment 11 to Valero # 01-0838 dated June 12, 2006 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

54.	Amendment 12 to Valero # 01-0838 dated August 23, 2006 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

55.	Amendment 13 to Valero # 01-0838 dated August 31, 2007 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

56.	Amendment 14 to Valero # 01-0838 dated January 25, 2008 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

57.	Amendment 15 to Valero # 01-0838 dated August 1, 2008 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

58.	Amendment 16 to Valero # 01-0838 dated April 3, 2009 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

59.	Amendment 17 to Valero # 01-0838 dated May 1, 2009 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

60.	Amendment 18 to Valero # 01-0838 dated October 14, 2009 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

61.	Amendment 19 to Valero # 01-0838 dated December 14, 2009 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

62.	Amendment 20 to Valero # 01-0838 dated April 23, 2010 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

63.	Amendment 21 to Valero # 01-0838 dated May 4, 2010 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

64.	Amendment 22 to Valero # 01-0838 dated November 17, 2010 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

65.	Amendment 23 to Valero # 01-0838 dated February 17, 2011 between W.O. Operating Company, Ltd. and Valero Marketing and Supply Company.

66.	Gas Services and/or Purchase Agreement dated July 3, 2000 between UHC New Mexico Corporation and Versado Gas Processors, L.L.C.

67.	Amendment to Gas Services and/or Purchase Agreement dated June 1, 2000 between Cano Petroleum of New Mexico and Versado Gas Processors, L.L.C.

68.	Gas Purchase Agreement by and between ONEOK Texas Field Services, L.P. and W.O. Operating Company, Ltd., dated January 1, 2005.

69.	Gas Purchase Contract between W.O. Operating Company and GPM Gas Corporation, dated March 15, 1994.

70.	Assignment and Bill of Sale, effective November 1, 1989, between Mobil Producing Texas & New Mexico Inc. and WO Energy, Inc.

71.	Assignment and Bill of Sale, dated October 27, 1995, between Texaco Exploration and Production Inc. and WO Energy, Inc.

72.	Assignment and Bill of Sale, dated July 24, 1996, between Texaco Exploration and Production Inc. and WO Energy, Inc.

73.	Gas Purchase Contract dated March 1, 2007 between Square One Energy, Inc. and Enbridge G&P (North Texas) L.P.

Operating Agreements to which any Debtor’s interest in any of the Oil and Gas Interests is subject:

74.	Unit Operating Agreement dated May 1, 1989 between Kelt Oil & Gas, Inc. and the parties who have signed another agreement agreeing to become a party thereto.

Contracts Providing for Contingent Payments:

75.	None.

Well Services Agreements:

76.	Holman Well Service, L.L.C. provides occasional well services to W.O. Operating Company, Ltd. pursuant to oral arrangements involving payment of approximately $55,000 per week.

77.	Master Service Agreement dated June 18, 2008 between Cano Petroleum, Inc. and TAS Environmental Services L.P.

78.	Master Service Contract dated November 5, 2010 between Trinity Energy Services, L.L.C. and Cano Petroleum, Inc.

79.	Master Service Agreement dated June 18, 2008 between Cano and TAS Environmental Services L.P.

Development Contracts, Farm-in Contracts, Farm-out Contracts and AMI Contracts:

80.

Unit Agreement for the Development and Operation of the Cato Unit, Chaves County, New Mexico, dated May 1, 1989, by and among Kelt Oil & Gas, Inc. and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Chaves County, New Mexico).

81.

Unit Agreement, dated July 1, 1986, by and among Sun Exploration and Production Company and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Eastland, Erath & Commanche Counties, Texas — The Desdemona Field Unit).

82.

Unit Agreement, dated October 1, 1985, by and among Sun Exploration and Production Company and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Eastland and Erath Counties, Texas — The Hogtown-Moore Unit).

83.	Unit Agreement dated January 8, 2007 by and among W.O. Operating Company, Ltd. and certain working interest owners (Cockrell Ranch Unit).

84.	Plan of Unitization for B&N Bartlesville Unit (Nowata County, Oklahoma) by and among Comdisco Resources, Inc. and certain working interest owners.

85.	Term Assignment of Oil and Gas Leases between Square One Energy, Inc. and Estacado Energy, LLC dated 2011.

Partnership, Joint Ventures and Similar Arrangements:

86.	Agreement of Limited Partnership of W.O. Operating Company, Ltd.

87.	Agreement of Limited Partnership of W.O. Production Company, Ltd.

Contracts related to Indebtedness:

88.

$120,000,000 Amended and Restated Credit Agreement dated December 17, 2008 between Cano Petroleum, Inc. as Borrower, The Lenders Party Thereto From Time to Time as Lenders, and Union Bank of California, N.A. as Administrative Agent.

89.

$25,000,000 Subordinated Credit Agreement dated December 17, 2008 among Cano Petroleum, Inc. as Borrower, The Lenders Party Thereto From Time to Time as Lenders, and UnionBanCal Equities, Inc. as Administrative Agent and as Issuing Lender.

90.

Amended and Restated Guaranty Agreement dated December 17, 2008 by Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd., W.O. Production Company, Ltd. and Cano Petro of New Mexico, Inc. in favor of Union Bank of California, N.A. as Administrative Agent.

91.

Subordinated Guaranty Agreement dated December 17, 2008 by Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd., W.O. Production Company, Ltd. and Cano Petro of New Mexico, Inc. in favor of UnionBanCal Equities, Inc. as Administrative Agent.

92.	Amended and Restated Pledge Agreement dated December 17, 2008 among Cano Petroleum, Inc., WO Energy, Inc. and W.O. Energy of Nevada, Inc. and Union Bank of California, N.A., as Administrative Agent.

93.	Subordinated Pledge Agreement dated December 17, 2008 among Cano Petroleum, Inc., W.O. Energy, Inc. and W.O. Energy of Nevada, Inc. and UnionBanCal Equities, Inc., as Administrative Agent.

94.

Amended and Restated Security Agreement dated December 17, 2008 among Cano Petroleum, Inc., Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., W.O. Energy, Inc., W.O. Operating Company, Ltd., W.O. Production Company, Ltd. and Cano Petro of New Mexico, Inc. and Union Bank of California, N.A.

95.

Subordinated Security Agreement dated December 17, 2008 among Cano Petroleum, Inc., Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., W.O. Energy, Inc., W.O. Operating Company, Ltd., W.O. Production Company, Ltd. and Cano Petro of New Mexico, Inc. and UnionBanCal Equities, Inc., as Administrative Agent.

96.	Amendment No. 1 and Agreement dated December 30, 2009, among Cano Petroleum, Inc., certain Guarantors, certain Lenders and Union Bank, N.A.

97.	Amendment No. 1 and Agreement dated December 30, 2009, among Cano Petroleum, Inc., certain Guarantors, certain Lenders and UnionBanCal Equities, Inc.

98.	Amendment No. 2 and Agreement dated March 30, 2010, among Cano, certain Guarantors, certain Lenders and Union Bank, N.A.

99.	Amendment No. 2 and Agreement dated March 30, 2009, among Cano, certain Guarantors, certain Lenders and UnionBanCal Equities, Inc.

100.

$950,000.00, Promissory Note, dated October 19, 2010, between Cano, W.O. Operating Company, Ltd., WO Energy, Inc. and W.O. Energy of Nevada, Inc., jointly and severally as Debtor, and Burnett Ranches LLC, Anne Burnett Windfohr and the Tom L. and Anne Burnett Trust, as Creditors.

101.	Premium Finance Agreement effective August 16, 2011 between Cano and Premium Assignment Corporation.

Contracts containing preferential purchase rights affecting the Oil and Gas Interests that require waivers or consent:

102.	None.

Contracts with geographic restrictions on owning, operating, obtaining, exploring or developing Oil and Gas Interests:

103.	None.

Contracts with Employees and Consultants:

104.	Engagement Leter dated February 10, 2011, by and between Cano and Blackhill Partners LLC.

105.	Amendment Number One dated February 8, 2012 to Engagement Letter dated February 10, 2011 by and between Cano and Blackhill Partners LLC.

106.	Amendment Number Two dated March 6, 2012 to Engagement Letter dated February 10, 2011 by and between Cano and Blackhill Partners LLC.

107.	Consulting Agreement dated effective July 11, 2011 by and between Cano and John H. Homier.

108.	Amendment Number One dated February 8, 2012 to Consulting Agreement dated effective July 11, 2011 by and between Cano and John H. Homier.

109.	Amendment Number Two dated March 6, 2012 to Consulting Agreement dated effective July 11, 2011 by and between Cano and John H. Homier.

110.	Consulting Agreement dated March 15, 2011, by and between Cano and Eric J. Hyman & Associates.

111.	Consulting Agreement effective March 1, 2012, by and between Cano and Sandra Durazo.

112.	Consulting Agreement dated June 25, 2011 between Cano and Tina Sanford.

113.	Amendment dated February 21, 2012 to Consulting Agreement dated June 25, 2011 between Cano and Tina Sanford.

114.	Consulting Agreement dated July 18, 2011, by and between Cano and Adrian Lamberti.

115.	Consulting Agreement dated November 21, 2011, by and between Cano and Jayson Potts.

116.	Amended and Restated Employment Agreement dated February 11, 2011 between Cano and Jayme Wollison.

117.	Letter Agreement dated July 21, 2010 between Cano and Canaccord Genuity Inc.

118.	Consulting Agreement dated July 30, 2008 between Cano and CPC Technologies, LLC, as amended.

119.	Independent Contractor Agreement dated June 13, 2006 between Cano and DCF Land, Inc.

120.	Letter Agreement dated October 29, 2010 between Cano and Huron Consulting Services LLC.

121.	Consulting Agreement dated June 1, 2007 between Cano and Midstream Partners, L.L.C.

122.	Electric Service Agreement dated September 5, 2007 between W.O. Operating, Ltd. and Southwestern Public Service Company, d/b/a Xcel Energy.

123.	Engagement Letter dated March 24, 2011 between Cano Petroleum, Inc. and K. E. Andrews & Company.

124.	Engagement Letter dated January 12, 2010 between Cano Petroleum, Inc. and McMahon Surovik Suttle, P.C.

125.	Engagement Letter dated January 20, 2012 between Cano Petroleum, Inc. and Thompson & Knight LLP.

126.	Engagement Letter dated October 26, 2006 between Cano Petroleum, Inc. and Tom Richards.

127.	Engagement Letter dated December 27, 2006 between Cano Petroleum, Inc. and Chamberlain McHaney.

128.	Engagement Letter dated January 3, 2007 between Cano Petroleum, Inc. and The Reardon Firm.

129.	Engagement Letter dated January 20, 2012 between Cano Petroleum, Inc. and Thomas J. Gingerich.

130.	Consulting Agreement effective February 21, 2012, by and between Cano and Yolanda Bostick.

131.	Consulting Agreement effective February 17, 2012 by and between Cano and Kathy Boswell.

132.	Cano has oral agreements with the following contract pumpers: Steven Parrish (Nowata), Jerry Anderson (Nowata), David Witty (Nowata), Duane Mathis (Davenport) and Jesus Omar Castanon (Cato Field).

133.	Engagement Letter dated January 25, 2011 between Cano and Brown & Hofmeister, L.L.P.

134.	Independent Contractor Agreement dated February 7, 2008 between Cano and Energy Analytics & Solutions.

135.	Corporate Advisory Services Letter Agreement dated October 8, 2004 between Cano and Engage Capital, Inc.

136.	Consulting Agreement effective December 1, 2006 between Cano and EnGarde Technologies, LLC.

137.	Independent Contractor Agreement dated February 7, 2008 between Cano and Energy Analytics & Solutions.

138.	Letter Agreement dated October 8, 2004 between Cano and Engage Capital, Inc.

139.	Consulting Agreement effective as of December 1, 2006 between Cano and EnGarde Technologies, LLC.

Contracts with Affiliates:

140.	None.

Contracts Requiring Annual Payments of $250,000 or more or Aggregate Payments to any Debtor of $1 million or more

141.

Settlement Agreement and Release, effective as of October 19, 2010, between Cano Petroleum, Inc., WO Energy, Inc., W.O. Energy of Nevada, Inc. and W.O. Operating Company, Ltd., The Tom L. and Anne Burnett Trust, Anne Burnett Windfohr and Burnett Ranches, LLC.

142.	Crude Oil Purchase Agreement dated February 14, 2012 between Coffeyville Resources Refining and Marketing, LLC and Ladder Energy.

Lessor	Lessee	Date	County	State	Book	Page
B.F. Block and Ida Block	H.C. Tyrrell	4/19/1924	Carson	TX	29	402
B.F. Block and Ida Block	Marland Oil Company of Texas	6/5/1924	Carson	TX	29	419
B.F. Block and Ida Block	A.D. Morton	1/23/1926	Carson	TX	43	327
B.F. Block and Ida Block	Ryan Consolidated Petroleum Corporation	5/1/1928	Carson	TX	43	363
B.F. Block and Ida Block	Gulf Production Company	4/4/1924	Carson	TX	29	377
Fluor oil and Gas Corporation	Gulf Production Company	3/2/1978	Carson	TX	175	412
Mobil Producing Texas and New Mexico, Inc.	Gulf Production Company	4/4/1974	Carson	TX	190	685
Thomas J. Boney, et al.	The Texas Company	10/17/1922	Carson	TX	29	102
W.D. Jordan, et al		11/25/1922	Carson	TX	29	94
J.C. McConnell		10/9/1922	Carson	TX	29	80
J.K. Quinn, et al		9/11/1925	Carson and	TX	28	172
J.M. Sanford et ux		4/8/1922	Hutchinson	TX	21	121
S.B. Burnett	The Texas Company	11/17/1921	Carson	TX	25	475
			Hutchinson	TX	20	653
W.E. Connell, et al.	The Texas Company	8/18/1923	Carson	TX	31	48
W.L. Kingsland, et ux	F.S. Davis, Trustee	11/26/1919	Hutchinson	TX	18	213
W.M. Castleberry et ux	King Royalty Company	8/13/1935	Gray	TX	67	236
Doshia I. Anderson and W.L. Mathers	Cities Service Oil Company	4/3/1939	Gray County	TX	77	412
Burl Cavins	Empire Oil and Fuel Company	6/25/1917	Carson	TX	18	573
Mobil Oil Corporation	R.L. Tripplehorn	10/1/1973	Carson	TX	5	394
Ellis Cockrell, et ux	S.G. Cockrell	1/20/1926	Hutchinson	TX	33	520
Southland Royalty Company, et al	Phillips Petroleum Company	4/25/1932	Hutchinson	TX	62	116
L.Z. Harrison, et al	Phillips Petroleum Company	4/25/1932	Hutchinson	TX	62	111
E.S. Horn, trustee for Imperial Royalty Company	Phillips Petroleum Company	1/4/1933	Hutchinson	TX	62	323
Louis J. Vorhaus	Phillips Petroleum Company	4/25/1932	Hutchinson	TX	62	108
Southland Royalty Company, et al	M.B. Fountain	3/10/1933	Hutchinson	TX	63	361
L.Z. Harrison, et al	M.B. Fountain	3/10/1933	Hutchinson	TX	63	355
Southland Royalty Company, et al	M.B. Fountain	3/10/1933	Hutchinson	TX	63	330
L.Z. Harrison, et al	M.B. Fountain	3/10/1933	Hutchinson	TX	63	334
Southland Royalty Company, et al	James N. Ludlum	8/8/1933	Hutchinson	TX	64	12
L.Z. Harrison, et al	James N. Ludlum	8/8/1933	Hutchinson	TX	64	59
Ernest Alan Van Vleck	James N. Ludlum	8/8/1933	Hutchinson	TX	64	10
Southland Royalty Company, et al	S.J. Fuller	5/24/1934	Hutchinson	TX	67	139
Metropolitan Royalty Corp.	S.J. Fuller	5/24/1934	Hutchinson	TX	67	136

Lessor	Lessee	Date	County	State	Book	Page
Harold F. Young, et al	S.J. Fuller	5/24/1934	Hutchinson	TX	67	142
Curtis F. Bryan, Receiver, et al	S.J. Fuller	3/21/1935	Hutchinson	TX	68	145
FM Porter & Frank J Hightowner, Trustee	John O Turner Estate McHale, Cook & Wels	5/16/1950	Hutchinson	TX	135	335
Gladys K Carman	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	385
O Dale Smith	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	204
Commonwealth Royalties	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	217
Metropolitan Royalty Corp.	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	249
Investors Royalty Company	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	213
Alison MC B Feeny	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	389
Ernest a Van Vleck	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	395
Robert H Koehler, Tustee	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	392
Harry Flackman	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	399
Cecile E. Apfelbaum et vir	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	382
Jeanne C Schauffler & Robert M Schauffler	John O Turner Estate McHale, Cook & Wels	10/14/1950	Hutchinson	TX	134	487
Claude L Wright	John O Turner Estate McHale, Cook & Wels	10/13/1950	Hutchinson	TX	134	494
Southland Royalty Company	John O Turner Estate McHale, Cook & Wels	4/27/1950	Hutchinson	TX	134	253
Harold F. Young, et al	John O Turner Estate McHale, Cook & Wels	5/16/1950	Hutchinson	TX	134	346
Toklan Oil Corp	John O Turner Estate McHale, Cook & Wels	5/16/1950	Hutchinson	TX	134	277
Aberdeen Pet Corp	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	234
Rose K. Gross	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	402
Edward S. Cole Estate	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	409
Albert E Ponter	John O Turner Estate McHale, Cook & Wels	4/6/1950	Hutchinson	TX	134	405
Glenn A Wright	Cities Service Oil Company	4/1/1985	Hutchinson	TX	519	268
Lloyd G. Wright	Cities Service Oil Company	4/1/1985	Hutchinson	TX	518	540
Joan Young Horton	Cities Service Oil Company	4/1/1985	Hutchinson	TX	520	99
Patricia Lee Gillum	Cities Service Oil Company	4/1/1985	Hutchinson	TX	521	360
Kirby Exploration Company of Texas	Cities Service Oil Company	4/1/1985	Hutchinson	TX	521	731
FM Porter & Frank J Hightowner, Trustee	John Turner	5/17/1948	Hutchinson	TX	118	164

Lessor	Lessee	Date	County	State	Book	Page
Royalty Service Corporation	John Turner	5/17/1948	Hutchinson	TX	118	168
Investors Royalty Company, et al	John Turner	3/17/1948	Hutchinson	TX	118	171
Metropolitan Royalty Corp.	John Turner	5/17/1948	Hutchinson	TX	118	175
Julius F. Pitassy, et al	John Turner	3/17/1948	Hutchinson	TX	127	290
Katherine E. Blake, et al	Phillips Petroleum Company	12/1/1947	Hutchinson	TX	115	484
H.E. Smith, et al	Phillips Petroleum Company	12/1/1947	Hutchinson	TX	117	1
Ellis Cockrell, et ux	John W. McGee	3/6/1919	Hutchinson	TX	18	486
E. Cooper	H.S. Haze and E.W. Means	12/4/1934	Carson	TX	52	627
Edward Cooper	C.L. Archer	9/8/1929	Carson	TX	47	482
Edward Cooper and wife, Olive Cooper	The Prairie Oil and Gas Company	3/2/1926	Carson	TX	35	25
Paul W. Cooper, Trustee and Paul W. Cooper et ux	H.S. Haze and E.W. Means	1/17/1936	Carson	TX	60	182
Edward Cooper et ux	J.H. Coker	2/15/1926	Carson	TX	29	555
Metropolitan Royalty Corp.	John Turner	11/21/1956	Hutchinson	TX	197	266
Investors Royalty Company	John Turner	11/21/1956	Hutchinson	TX	197	268
Frank J. Hightower	John Turner	11/21/1956	Hutchinson	TX	197	270
Harold F. Young	John Turner	11/21/1956	Hutchinson	TX	197	268
Southland Royalty Co.	John Turner	3/11/1957	Hutchinson	TX	199	249
Jeanne C Schauffler & Robert M Schauffler	John Turner	3/11/1957	Hutchinson	TX	199	311
Claude L Wright	John Turner	3/11/1957	Hutchinson	TX	199	325
Gladys K Carman	John Turner	3/11/1957	Hutchinson	TX	199	374
Harry Flackman	John Turner	3/11/1957	Hutchinson	TX	199	600
Toklan Oil Corp	John Turner	3/11/1957	Hutchinson	TX	200	411
Commonwealth Royalties	John Turner	3/11/1957	Hutchinson	TX	199	313
O Dale and Clara Smith	John Turner	3/11/1957	Hutchinson	TX	202	364
Virginia F. Lavers	John Turner	3/11/1957	Hutchinson	TX	204	18
Aberdeen Pet Corp	John Turner	3/11/1957	Hutchinson	TX	204	415
Cecile E. Apfelbaum et vir	Phillips Petroleum Company	6/17/1941	Hutchinson	TX	89	636
Adele C Barr Harper	Phillips Petroleum Company	6/17/1941	Hutchinson	TX	90	4
Edward S Cole Estate	Phillips Petroleum Company	6/17/1941	Hutchinson	TX	90	19
Julia S. & Julius F.Pitassy	Phillips Petroleum Company	6/17/1941	Hutchinson	TX	90	23
Alison McB. Feeny	Phillips Petroleum Company	6/17/1941	Hutchinson	TX	90	15
Ernest a Van Vleck	Phillips Petroleum Company	6/17/1941	Hutchinson	TX	90	12
Louis J. Vorhaus et ux	Phillips Petroleum Company	6/17/1941	Hutchinson	TX	90	8
Harry Sammet	Buffalo Oil Company	3/1/1944	Hutchinson	TX	96	599
Rose K. Gross	Phillips Petroleum Company	12/20/1950	Hutchinson	TX	134	615
L.O. Eakin	Phillips Petroleum Company	12/2/1937	Gray	TX	74	60
Albert E. Ponter et ux	Phillips Petroleum Company	6/17/1941	Hutchinson	TX	90	1
Rose K. Grossf et vir	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	295

Lessor	Lessee	Date	County	State	Book	Page
Southland Royalty Company	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	298
Commonwealth Royalties	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	302
W.E. Hightower	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	307
Metropolitan Royalty Corp.	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	309
Investors Royalty Company, Inc.	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	311
Toklan Royalty Corp.	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	314
Income Shares Corp.	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	316
Tristate Royalty Co.	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	318
Robert H. Koehler, Trustee	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	323
Harold F. Young	Buffalo Oil Company	7/16/1941	Hutchinson	TX	89	305
Harry Sammett	Buffalo Oil Company	3/1/1944	Hutchinson	TX	96	599
E.F. Bryan	J.T. Parks	5/15/1926	Carson	TX	35	57
E.F. Bryan	J.T. Parks	5/15/1926	Carson	TX	35	55
E.F. Bryan	J.T. Parks	5/15/1926	Carson	TX	35	56
E.F. Bryan et al	J.B. Martin	11/2/1922	Carson	TX	29	128
E. Cooper et ux	Gulf Production Company	2/9/1926	Carson	TX	29	564
Mobile Producing Texas & New Mexico Inc.	WO Energy, Inc.	12/29/1989	Carson	TX	239	390
Mobil Producing Texas and New Mexico, Inc.	WO Energy, Inc.	12/29/1989	Carson	TX	239	394
Mobil Producing Texas and New Mexico, Inc.	WO Energy, Inc.	12/29/1989	Carson	TX	239	398
Mobil Producing Texas and New Mexico, Inc.	WO Energy, Inc.	12/29/1989	Carson	TX	239	402
Mobil Producing Texas and New Mexico, Inc.	WO Energy, Inc.	12/29/1989	Carson	TX	239	406
Mobil Producing Texas and New Mexico, Inc.	WO Energy, Inc.	12/29/1989	Carson	TX	239	410
W.B. Haile et ux	J.R. Durrett	2/18/1926	Hutchinson	TX	32	166
Bonnie Juanita Kealer et al	J.J. Currie, Jr.; O. Dale Smith and J.R. Phillips	8/14/1939	Hutchinson	TX	83	461
Bonnie Juanita Kealer et al	Pennowa Oil & Gas Company	3/20/1946	Hutchinson	TX	104	195
Bonnie Juanita Kealer et al	Otis L. Williams	4/24/1937	Hutchinson	TX	76	5
W.R. Harvey, et al	J.J. Currie and O. Dale Smith	10/22/1930	Hutchinson	TX	58	462
Bonnie Juanita Kealer et al	Texilvania Oil Corporation	2/11/1933	Hutchinson	TX	62	443
Bonnie Juanita Kealer et al	J.J. Currie, O. Dale Smith and J.R. Phillips	6/13/1938	Hutchinson	TX	79	380
F.A. Paul, et al	Shell Oil Company	10/14/1941	Hutchinson	TX	89	477
W.D. Jordan, et al	Roxana Petroleum Company	9/16/1926	Carson	TX	35	345
W.D. Jordan, et al	Vacuum Oil Company	8/22/1924	Carson	TX	29	443
			Hutchinson	TX	26	356

Lessor	Lessee	Date	County	State	Book	Page
J.C. McConnell	Ivy E. Duncan	11/21/1925	Carson	TX	29	586
Julia McConnell	Interstate Production Company	10/11/1933	Carson	TX	57	425
C.S. Seiber, et ux	S. Klugman	6/16/1926	Carson	TX	35	128
C.S. Seiber, et ux	Empire Fule & Gas Company	8/10/1929	Carson	TX	47	247
Nelle Seiber, et al	Luther Pierson	1/1/1950	Carson	TX	88	356
Samual J. Caudill, Jr.	Luther Pierson	4/21/1950	Carson	TX	88	342
Royalties Management Corporation	Luther Pierson	4/21/1950	Carson	TX	88	345
Robert D. Anson, et al	Luther Pierson	6/26/1950	Carson	TX	88	338
Fidelity Royalty Company, et al	Luther Pierson	7/10/1950	Carson	TX	88	336
Danciger Oil & Refining Company	Luther Pierson	8/23/1950	Carson	TX	88	348
Lawson Petroleum Company	Luther Pierson	9/18/1950	Carson	TX	88	353
Winnie O. McIlroy, et vir	Luther Pierson	11/27/1950	Carson	TX	88	350
J.C. McConnell, et ux	Magnolia Petroleum Company	7/19/1926	Carson	TX	35	332
Estate of S.B. Burnett, et al	Roxanna Petroleum Corporation	4/7/1926	Carson	TX	35	98
Estate of S.B. Burnett, et al	Maryland Oil Company of Texas	1/19/1926	Carson	TX	29	535
Estate of S.B. Burnett, et al	Maryland Oil Company of Texas	1/19/1926	Carson	TX	29	522
Estate of S.B. Burnett, et al	Maryland Oil Company of Texas	1/29/1926	Carson	TX	29	538
J.R. Phillips	John J. Currie, Jr. and A.C. Smith	9/1/1957	Hutchinson	TX	219	16
J.R. Phillips	John J. Currie, Jr. and O. Dale Smith	9/1/1957	Hutchinson	TX	219	19
Jeannette C. Kingsland, et al	John Turner	7/21/1948	Hutchinson	TX	118	205
C.L. O’Brien, et al	John Turner	January , 194	Hutchinson	TX	118	158
Elizabeth Deal Lyon, et vir	John Turner	December ,	Hutchinson	TX	118	205
J.H. Farwell, et al	John Turner	7/24/1948	Hutchinson	TX	118	208
R.A. Haines	John Turner	10/15/1948	Hutchinson	TX	118	390
Clara E. Durham, et al	John Turner	January , 19	Hutchinson	TX	118	393
Emil Turk	John Turner	12/10/1948	Hutchinson	TX	118	412
Exie Ethel O’Brien	John Turner	9/8/1949	Hutchinson	TX	127	412
E.S. Langdon, et ux and E.J. Moore et ux	W.W. Holmes	8/2/1929	Hutchinson	TX	53	551
E.S. Langdon, et ux and E.J. Moore et ux	W.W. Holmes and W.H. Holmes	3/22/1930	Hutchinson	TX	56	113
Roberta Fern Long, et al	Sand Springs Home, Pennowa Oil & Gas Company and L.L. Wiles, Jr.	11/29/1951	Carson	TX	91	148
Henry C. Pitcher, et al	Gulf Production Company	6/12/1926	Hutchinson	TX	37	492

Lessor	Lessee	Date	County	State	Book	Page
Dave Pope et ux	Empire Gas and Fuel Company	6/18/1917	Gray	TX	1	187
Dave Pope et ux	R.R. Osborne	4/10/1925	Gray	TX	28	252
J.K. Quinn, et al	F.L. Daugherty	6/28/1924	Hutchinson	TX	26	194
			Carson	TX	29	442
Henry Schafer, et ux	The Texas Company	4/13/1921	Carson	TX	25	23
First State Bank of White Deer	The Texas Company	1/14/1922	Carson	TX	26	52
Henry Schafer, et ux	Skelly Oil Co.	4/17/1923	Carson	TX	29	168
Henry Schafer, et ux	Skelly Oil Co.	4/17/1923	Carson	TX	29	176
Henry Schafer, et ux	Skelly Oil Co.	4/17/1923	Carson	TX	29	156
Henry Schafer, et ux	Skelly Oil Co.	4/17/1923	Carson	TX	29	184
Henry Schafer, et ux	Skelly Oil Co.	4/17/1923	Carson	TX	29	152
Raymond W. Harrah, et ux	Rawson K. Carlin	2/5/1926	Gray	TX	2	341
Aberdeen Petroleum Corporation	John Turner	5/21/1956	Hutchinson	TX	191	474
Adele Cyril Barr, et vir	John Turner	5/21/1956	Hutchinson	TX	191	476
Gladys K Carman	John Turner	5/21/1956	Hutchinson	TX	191	478
John R. Cole, et al	John Turner	5/21/1956	Hutchinson	TX	191	480
Commonwealth Royalties, Inc.	John Turner	5/21/1956	Hutchinson	TX	191	482
Alison McB Feeny	John Turner	5/21/1956	Hutchinson	TX	191	484
Harry Flackman	John Turner	5/21/1956	Hutchinson	TX	191	486
Rose K. Gross, et vir	John Turner	5/21/1956	Hutchinson	TX	191	488
Frank J. Hightower	John Turner	5/21/1956	Hutchinson	TX	191	490
Investors Royalty Company, Inc.	John Turner	5/21/1956	Hutchinson	TX	191	492
Virginia Fisher Lombard Lavers, et vir	John Turner	5/21/1956	Hutchinson	TX	191	494
Metropolitan Royalty Corp.	John Turner	5/21/1956	Hutchinson	TX	191	496
Robert M. Schauffler, et vir	John Turner	5/21/1956	Hutchinson	TX	191	499
O. Dale Smith, et ux	John Turner	7/17/1956	Hutchinson	TX	191	501
Southland Royalty Company	John Turner	5/21/1956	Hutchinson	TX	191	503
Toklan Oil Corp	John Turner	7/24/1956	Hutchinson	TX	191	505
Ernest Alan Van Vleck	John Turner	5/21/1956	Hutchinson	TX	191	507
Claude L Wright	John Turner	5/21/1956	Hutchinson	TX	191	509
Harold F. Young	John Turner	5/21/1956	Hutchinson	TX	191	511
Cecile E. Apfelbaum et vir	John Turner	5/21/1956	Hutchinson	TX	191	515
O. Dale Smith, et ux	John Turner	9/25/1956	Hutchinson	TX	193	280
Toklan Oil Corporation	John Turner	5/17/1957	Hutchinson	TX	201	22
Kirby Petroleum Company	Cities Service Oil Company	5/20/1969	Hutchinson	TX	355	481
Mary A. Brison	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	518	538
Lloyd G. Wright	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	518	540

Lessor	Lessee	Date	County	State	Book	Page
Metropolitan Royalty Corp.	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	518	542
Commonwealth Royalties, Inc.	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	519	215
Dorothy Enid Van Vleck	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	519	266
Glenn A Wright	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	519	268
Virginia Fisher Lombard Lavers	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	519	270
Alice Weissman	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	519	272
Joan Horton Young	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	520	99
Mary Cole Jordan	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	520	525
Adele Cyril Harper Estate	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	520	527
Harlow Royalties, Inc.	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	520	529
Patricia Lee Gillum	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	521	360
Beatrice Marcus	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	521	637
Kirby Exploration Company of Texas	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	521	731
Horace A. Karpf, trustee	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	521	734
J.B. Hermann	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	522	252
David J. Flackman	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	525	179
Edward L. Weissman	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	525	338
Muriel Wilner	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	526	346
Leonard Nemeth	Cities Service Oil and Gas Corporation	4/1/1985	Hutchinson	TX	526	28
Allan M. Cohn	Cities Service Oil and Gas Corporation	4/1/1984	Hutchinson	TX	538	164
W.W. Harrah et ux	The Texas Company	7/2/1924	Gray	TX	27	204
J.J. Perkins, et al.	Phillips Petroleum Co.	6/24/1926	Hutchinson	TX	34	448
E. Cooper	H. Axelrod	10/27/1927	Carson	TX	43	347
Edward Cooper	Roxana Petroleum Company	2/12/1926	Carson	TX	29	634
Edward Cooper	E.M. Pittman	1/31/1927	Carson	TX	40	137
Edward Cooper, et ux	Phillips Petroleum Company	2/13/1926	Carson	TX	29	571
Southland Royalty Company	Nortex Corporation	8/24/1995	Hutchinson	TX	762	1
E.S. Langdon et al	W.W. Holmes	3/23/1929	Hutchison	TX	52	142
E.S. Langdon et al	W.W. Holmes	8/2/1929	Hutchison	TX	53	550

Lessor	Lessee	Date	County	State	Book	Page
Belle Davis et al	J.J. Currie et al	2/10/1937	Hutchison	TX	75	606
James Whittenburg et al	Alma Oil Company	7/1/1937	Hutchison	TX	76	409
James Whittenburg et al	Alma Oil Company	7/10/1937	Hutchison	TX	77	50
Doshia I. Anderson and W.L. Mathers	Cities Service Oil Company	4/3/1939	Gray	TX	77	412

Lessor	Lessee	Date	County	State	Book	Page	Land Description
Bureau of Land Management (NM-022636)	Emmett D. White	09/01/1957	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 22: SW/4; Section 23: SW/4, SW/4SE/4, N/2SE/4; Section 27: ALL; Section 34: W/2, containing 1400.00 acres, more or less
Bureau of Land Management (NM-024136-A)	Vincent Guccia and George E. Conley	05/01/1958	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 28: NE/4, SE/4
Bureau of Land Management (NM-025585-B)	Blanche V. White	09/01/1956	Chaves	NM	Unrecorded		Township 9 South, Range 30 East, N.M.P.M., Section 3: Lots 1, 2, 3, 4, S/2N/2, S/2
Bureau of Land Management (NM-071955)	Southwestern Petroleum Corp.	03/01/1960	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 13: SW/4NW/4, containing 40.00 acres, more or less
Bureau of Land Management (NM-073394-D)	S. Howard and H. R. Corder	06/01/1960	Chaves	NM	91	397	Township 9 South, Range 30 East, N.M.P.M., Section 4: SW/4; Section 5: Lots 1, 2, S/2NE/4 (NE/4); Section 9: NW/4, containing 479.97 acres, more or less
Bureau of Land Management (NM-0142233)	Robert Baxter	06/01/1961	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section: SE/4, S/2NE/4; Section: 17: W/4, containing 560.00 acres, more or less
Bureau of Land Management (NM-0155254)	James K. Caldwell	07/01/1961	Chaves	NM	92	37	Township 8 South, Range 30 East, N.M.P.M., Section 33: W/2NE/4, NW/4, S/2; Township 9 South, Range 30 East, N.M.P.M., Section 4: Lots 1, 2, 3, 4, S/2N/2(N/2), containing 880.32 acres, more or less
Bureau of Land Management (NM-0155494)	Bettylee N. Winkler	07/01/1961	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 9: NE/4; Section 22: S/2NW/4, containing 240 acres, more or less
Bureau of Land Management (NM-0155494-A)	Bettylee N. Winkler	07/01/1965	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 28: SW/4, W/2SE/4; Section 29: SE/4; Section 32: SW/4NE/4, SE/4NW/4, containing 480.00 acres, more or less
Bureau of Land Management (NM-177517)	M. W. Coll	08/01/1961	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 14: SW/4; Section 15: SW/4; Section 21: SW/4; Section 23: NW/4, containing 640.00 acres, more or less
Bureau of Land Management (NM-0254700)	Robert E. Fischer	05/01/1962	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 12: W/2; Section 32: SE/4NE/4, containing 360 acres, more or less
Bureau of Land Management (NM-0276225)	Don O. Bomar	07/01/1962	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 22: SE/4; Section 26: NW/4, W/2NE/4, N/2SW/4, SW/4SW/4, containing 520.00 acres, more or less

Lessor	Lessee	Date	County	State	Book	Page	Land Description
Bureau of Land Management (NM-0346362)	C. B. Woodman, Jr.	02/01/1963	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 28: NW/4; Section 29: E/2NE/4, SW/4NE/4, containing 280.00 acres, more or less
Bureau of Land Management (NM-0354427-A)	Ruth M. Packer	03/01/1963	Chaves	NM	104	776	Township 8 South, Range 30 East, N.M.P.M., Section 9: W/2SE/4; Section 22: N/2NW/4; Section 23: NE/4, containing 320.00 acres, more or less
Bureau of Land Management (NM-0403706)	Abko, Inc.	08/01/1963	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section: NE/4, containing 160.00 acres, more or less
Bureau of Land Management (NM-0444628)	Barbara J. Peterson	10/01/1963	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 14: SE/4, containing 160.00 acres, more or less
Bureau of Land Management (NM-9407-A)	Barbara J. Peterson	07/01/1969	Chaves	NM	Unrecorded		Township 9 South, Range 30 East, N.M.P.M., Section 6: W/2SE/4
Bureau of Land Management (NM-25478)	James D. McLean	07/01/1975	Chaves	NM	155	425	Township 8 South, Range 30 East, N.M.P.M., Section 6: SE/4NW/4, NE/4SW/4, E/2SE/4, containing 160.00 acres, more or less
Bureau of Land Management (NM-83589)	Kelt New Mexico, Inc.	04/01/1990	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 28: SE/4SE/4, NE/4
Bureau of Land Management (NM-69642)	Robert C. Anderson	06/01/1973	Chaves	NM	Unrecorded

Township 9 South, Range 30 East, N.M.P.M., Section 1: W/2SW/4; Section 7: S/2NE/4; Section 10: E/2; Section 11: SW/4, W/2NE/4, SE/4NE/4; Section 14: N/2S/2, SW/4SE/4, S/2SW/4; Section 15: NE/4; Section 17: NW/4;

State of New Mexico (K-3259)	Sun Oil Company	05-21-1963	Chaves	NM	86	93	Township 8 South, Range 30 East, N.M.P.M., Section 16: ALL; containing 640.00 acres, more or less
State of New Mexico (K-3754)	R. Ken Williams	12/17/1963	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 2: Lot 4, SW/4NW/4, SW/4, S/2SE/4, NW/4SE/4, containing 360.21 acres, more or less
R.A. Barhyte et ux, Vere Barhyte	Pan American Petroleum Corp.	03/24/1965	Chaves	NM	104	990	Township 8 South, Range 30 East, N.M.P.M., Section 4: SW/4
United States Smelting, Refining and Mining Company	Pan American Petroleum Corp.	04/01/1966	Chaves	NM	108	139	Township 8 South, Range 30 East, N.M.P.M., Section 4: SW/4
Marshall and Winston, Inc.	Pan American Petroleum Corp.	01/20/1966	Chaves	NM	102	755	Township 8 South, Range 30 East, N.M.P.M., Section 4: SW/4
Donald Winston, Trustee	Pan American Petroleum Corp.	01/20/1966	Chaves	NM	104	763	Township 8 South, Range 30 East, N.M.P.M., Section 4: SW/4
Douglas D. McKinnon	Pan American Petroleum Corp.	01/20/1966	Chaves	NM	102	761	Township 8 South, Range 30 East, N.M.P.M., Section 4: SW/4
Daphne Cato Baskett, T. H. Cato, Lorene Cato, Calla Cato Wesley, and Jane Cato Berry	Harry LeMaire, Jr.	01/07/1965	Chaves	NM	94	235	Township 8 South, Range 30 East, N.M.P.M., Section 10: SE/4; Section 11: W/2; Section 15: NE/4, containing 640.00 acres, more or less

Lessor	Lessee	Date	County	State	Book	Page	Land Description
Daphne Cato Baskett and Calla Cato Wesley	Harry LeMaire, Jr.	01/07/1965	Chaves	NM	95	168	Township 8 South, Range 30 East, N.M.P.M., Section 11: E/2, containing 320.00 acres, more or less
Jane Cato Berry	Harry LeMaire, Jr.	01/07/1965	Chaves	NM	95	160	Township 8 South, Range 30 East, N.M.P.M., Section 11: E/2, containing 320.00 acres, more or less
Thelma Crosby	Harry LeMaire, Jr.	12/05/1964	Chaves	NM	95	50

Township 8 South, Range 30 East, N.M.P.M., Section 3: Lot 1, SE/4NE/4, SE/4NW/4, SE/4; Section 9: W/2, E/2SE/4; Section 10: SW/4; Section 15: NW/4; Section 17: NE/4, N/2SE/4, SE/4SE/4; Section 21: NW/4, containing 1440.25 acres, more or less

Virginia C. Marshall and Frankie Crosby Patterson	Harry LeMaire, Jr.	12/05/1964	Chaves	NM	95	56

Township 8 South, Range 30 East, N.M.P.M., Section 3: Lot 1, SE/4NE/4, SE/4NW/4, SE/4; Section 9: W/2, E/2SE/4; Section 10: SW/4; Section 15: NW/4; Section 17: NE/4, N/2SE/4, SE/4SE/4; Section 21: NW/4, containing 1440.25 acres, more or less

Effie Jane Crosby McDowell	Harry LeMaire, Jr.	12/05/1964	Chaves	NM	95	60

Township 8 South, Range 30 East, N.M.P.M., Section 3: Lot 1, SE/4NE/4, SE/4NW/4, SE/4; Section 9: W/2, E/2SE/4; Section 10: SW/4; Section 15: NW/4; Section 17: NE/4, N/2SE/4, SE/4SE/4; Section 21: NW/4, containing 1440.25 acres, more or less

Virginia Crosby McCarthy	Harry LeMaire, Jr.	12/05/1964	Chaves	NM	95	58

Township 8 South, Range 30 East, N.M.P.M., Section 3: Lot 1, SE/4NE/4, SE/4NW/4, SE/4; Section 9: W/2, E/2SE/4; Section 10: SW/4; Section 15: NW/4; Section 17: NE/4, N/2SE/4, SE/4SE/4; Section 21: NW/4, containing 1440.25 acres, more or less

Jennie C. Mooney	Harry LeMaire, Jr.	12/05/1964	Chaves	NM	95	54

Township 8 South, Range 30 East, N.M.P.M., Section 3: Lot 1, SE/4NE/4, SE/4NW/4, SE/4; Section 9: W/2, E/2SE/4; Section 10: SW/4; Section 15: NW/4; Section 17: NE/4, N/2SE/4, SE/4SE/4; Section 21: NW/4, containing 1440.25 acres, more or less

Helen O. Crosby Norville	Harry LeMaire, Jr.	12/05/1964	Chaves	NM	95	62

Township 8 South, Range 30 East, N.M.P.M., Section 3: Lot 1, SE/4NE/4, SE/4NW/4, SE/4; Section 9: W/2, E/2SE/4; Section 10: SW/4; Section 15: NW/4; Section 17: NE/4, N/2SE/4, SE/4SE/4; Section 21: NW/4, containing 1440.25 acres, more or less

Lessor	Lessee	Date	County	State	Book	Page	Land Description
John H. Powell	Harry LeMaire, Jr.	12/05/1964	Chaves	NM	95	68

Township 8 South, Range 30 East, N.M.P.M., Section 3: Lot 1, SE/4NE/4, SE/4NW/4, SE/4; Section 9: W/2, E/2SE/4; Section 10: SW/4; Section 15: NW/4; Section 17: NE/4, N/2SE/4, SE/4SE/4; Section 21: NW/4, containing 1440.25 acres, more or less

Lete Perryman and Dorothy Miller	Harry LeMaire, Jr.	12/05/1964	Chaves	NM	95	64

Township 8 South, Range 30 East, N.M.P.M., Section 3: Lot 1, SE/4NE/4, SE/4NW/4, SE/4; Section 9: W/2, E/2SE/4; Section 10: SW/4; Section 15: NW/4; Section 17: NE/4, N/2SE/4, SE/4SE/4; Section 21: NW/4, containing 1440.25 acres, more or less

Phillips Investment Corp.	Harry LeMaire, Jr.	12/05/1964	Chaves	NM	95	66

Township 8 South, Range 30 East, N.M.P.M., Section 3: Lot 1, SE/4NE/4, SE/4NW/4, SE/4; Section 9: W/2, E/2SE/4; Section 10: SW/4; Section 15: NW/4; Section 17: NE/4, N/2SE/4, SE/4SE/4; Section 21: NW/4, containing 1440.25 acres, more or less

Diantha Anne Dunn, John Carter Davis and Ravelle Davis Phillips	Harry LeMaire, Jr.	12/05/1964	Chaves	NM	95	52

Township 8 South, Range 30 East, N.M.P.M., Section 3: Lot 1, SE/4NE/4, SE/4NW/4, SE/4; Section 9: W/2, E/2SE/4; Section 10: SW/4; Section 15: NW/4; Section 17: NE/4, N/2SE/4, SE/4SE/4; Section 21: NW/4, containing 1440.25 acres, more or less

Thelma Crosby	Shell Oil Company	10/24/1963	Chaves	NM	88	43	Township 9 South, Range 30 East, N.M.P.M., Section 4: SE/4; Section 5: Lots 3, 4, S/2NW/4, (NW/4), SE/4; Section 8: NE/4, plus other lands, containing 1440.00 acres, more or less
Frankie Crosby Patterson, Effie Jane Crosby McDowell, Virginia Crosby McCarthy, Virginia Crosby Marshall, Jeanie C. Mooney, Helen O. Crosby Norville and John N. Powell	Shell Oil Company	10/24/1963	Chaves	NM	89	212	Township 9 South, Range 30 East, N.M.P.M., Section 4: SE/4; Section 5: Lots 3, 4, S/2NW/4, (NW/4), SE/4; Section 8: NE/4, containing 640.25 acres, more or less
Leta Perryman and Dorothy Miller	Shell Oil Company	10/24/1963	Chaves	NM	89	218	Township 9 South, Range 30 East, N.M.P.M., Section 4: SE/4; Section 5: Lots 3, 4, S/2NW/4, (NW/4), SE/4; Section 8: NE/4, containing 640.25 acres, more or less
Phillips Investment Corp.	Shell Oil Company	10/23/1963	Chaves	NM	89	222	Township 9 South, Range 30 East, N.M.P.M., Section 4: SE/4; Section 5: Lots 3, 4, S/2NW/4, (NW/4), SE/4; Section 8: NE/4, containing 640.25 acres, more or less

Lessor	Lessee	Date	County	State	Book	Page	Land Description
Revelle Phillips, Diantha ann Dunn and John C. Davis	Shell Oil Company	01/31/1964	Chaves	NM	90	391	Township 9 South, Range 30 East, N.M.P.M., Section 4: SE/4; Section 5: Lots 3, 4, S/2NW/4, (NW/4), SE/4; Section 8: NE/4, containing 640.25 acres, more or less
United States Smelting, Refining & Mining Company	Shell Oil Company	02/09/1968	Chaves	NM	Unrecorded		Township 9 South, Range 30 East, N.M.P.M., Section 4: SE/4; Section 5: Lots 3, 4, S/2NW/4, (NW/4), SE/4; Section 8: NE/4, containing 640.25 acres, more or less
Mary E. McCormick and David F. McCormick	Petroleum Reserve Corp.	07/09/1974	Chaves	NM	150	136	Township 9 South, Range 30 East, N.M.P.M., Section 8: NE/4NW/4, containing 40.00 acres, more or less
Maxine Martin and Charles W. Martin	Petroleum Reserve Corp.	07/15/1974	Chaves	NM	150	138	Township 9 South, Range 30 East, N.M.P.M., Section 8: NE/4NW/4, containing 40.00 acres, more or less
Spear Brothers Sheep & Cattle Company	Petroleum Reserve Corp.	03/22/1976	Chaves	NM	151	411	Township 9 South, Range 30 East, N.M.P.M., Section 8: NE/4NW/4, containing 40.00 acres, more or less
R. M. Moran and Brenda Anne Moran, R. C. Beveridge and Geral Beveridge	Petroleum Reserve Corp.	03/22/1976	Chaves	NM	158	562	Township 9 South, Range 30 East, N.M.P.M., Section 8: NE/4NW/4, containing 40.00 acres, more or less
Western Reserves Oil Company	Petroleum Reserve Corp.	11/13/1974	Chaves	NM	153	312	Township 9 South, Range 30 East, N.M.P.M., Section 8: NE/4NW/4, containing 40.00 acres, more or less
Russell Fowler and Elisabeth B. Fowler	Petroleum Reserve Corp.	08/16/1974	Chaves	NM	150	640	Township 9 South, Range 30 East, N.M.P.M., Section 8: NE/4NW/4, containing 40.00 acres, more or less
Fred Fowler and Helen S. Fowler	Petroleum Reserve Corp.	08/16/1974	Chaves	NM	150	823	Township 9 South, Range 30 East, N.M.P.M., Section 8: NE/4NW/4, containing 40.00 acres, more or less
Beulah Swift	Petroleum Reserve Corp.	08/16/1974	Chaves	NM	150	825	Township 9 South, Range 30 East, N.M.P.M., Section 8: NE/4NW/4, containing 40.00 acres, more or less
Bill J. Fowler and Virginia L. Fowler	Petroleum Reserve Corp.	08/16/1974	Chaves	NM	150	967	Township 9 South, Range 30 East, N.M.P.M., Section 8: NE/4NW/4, containing 40.00 acres, more or less
Paul W. Fowler and Alice Fowler	Petroleum Reserve Corp.	08/16/1974	Chaves	NM	150	969	Township 9 South, Range 30 East, N.M.P.M., Section 8: NE/4NW/4, containing 40.00 acres, more or less
Lawrence C. Harris	Sinclair Oil & Gas Company	01/21/1966	Chaves	NM	102	589	Township 9 South, Range 30 East, N.M.P.M., Section 15: SE/4; Section 22: NE/4, containing 320.00 acres, more or less
S. W. Lodewick and Laura B. Lodewick	Sinclair Oil & Gas Company	01/21/1966	Chaves	NM	102	591	Township 9 South, Range 30 East, N.M.P.M., Section 15: SE/4; Section 22: NE/4, containing 320.00 acres, more or less
Tenneco Oil Company	Apollo Energy, Inc.	09/14/1987	Chaves	NM	8	94	Township 9 South, Range 30 East, N.M.P.M., Section 15: SE/4; Section 22: NE/4, containing 320.00 acres, more or less

Lessor	Lessee	Date	County	State	Book	Page	Land Description
Roberta Crosby Burkstaller	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/09/1975	Chaves	NM	157	288	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Thelma Crosby	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/09/1975	Chaves	NM	157	290	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Robert A. Crosby, Jr.	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/09/1975	Chaves	NM	157	292	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Effie Jane McDowell	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/10/1975	Chaves	NM	157	294	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Virginia C. McCarthy	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/10/1975	Chaves	NM	157	296	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Virginia Crosby Marshall	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/10/1975	Chaves	NM	157	298	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Frankie Crosby Patterson	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/11/1975	Chaves	NM	157	300	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Richard S. Norville	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/15/1975	Chaves	NM	157	302	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
John Henry Powell	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/31/1975	Chaves	NM	157	304	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
John C. Davis	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	01/03/1976	Chaves	NM	157	306	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Leta Perryman	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	01/06/1976	Chaves	NM	157	308	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Donald M. Phillips	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/30/1975	Chaves	NM	157	389	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Diantha Ann Dunn	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/30/1975	Chaves	NM	157	391	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Revelle Davis Phillips	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/30/1975	Chaves	NM	157	393	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Carlie Mooney Kranzthor	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	12/16/1975	Chaves	NM	157	823	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Lloyd E. Mooney	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	02/25/1976	Chaves	NM	158	322	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Richard P. Mooney	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	01/15/1976	Chaves	NM	158	320	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
Sam Wolfson, et al	Don and Elizabeth Ann Murphree, Darrell and Charlotte Jackson	01/15/1976	Chaves	NM	158	602	Township 9 South, Range 30 East, N.M.P.M., Section 6: Lots 1, 2, S/2NE/4 (NE/4)
M. H. McGrail	Shell Oil Company	12/05/1963	Chaves	NM	89	208	Township 9 South, Range 30 East, N.M.P.M., Section 5: SW/4, containing 160.00 acres, more or less
Thelma Amble Williams	Shell Oil Company	12/05/1963	Chaves	NM	89	226	Township 9 South, Range 30 East, N.M.P.M., Section 5: SW/4, containing 160.00 acres, more or less
Louise McDonald	George A. Moberly	07/19/1966	Chaves	NM	105	134	Township 9 South, Range 30 East, N.M.P.M., Section 5: SW/4, containing 160.00 acres, more or less

Lessor	Lessee	Date	County	State	Book	Page	Land Description
Mobil Producing Texas & New Mexico, Inc.	Apollo Energy, Inc.	10/01/1987	Chaves	NM	20	251	Township 9 South, Range 30 East, N.M.P.M., Section 5: SW/4, containing 160.00 acres, more or less
Robert N. Ernst	Kelt Ohio, Inc.	12/22/1993	Chaves	NM	191	406	Township 8 South, Range 30 East, N.M.P.M., Section 4: S/2NW/4
Marietta B. Marr	Kelt Ohio, Inc.	12/22/1993	Chaves	NM	191	408	Township 8 South, Range 30 East, N.M.P.M., Section 4: S/2NW/4
Harry D. Blake	Kelt Ohio, Inc.	12/22/1993	Chaves	NM	191	410	Township 8 South, Range 30 East, N.M.P.M., Section 4: S/2NW/4
Carol E. Cooter	Kelt Ohio, Inc.	12/22/1993	Chaves	NM	191	412	Township 8 South, Range 30 East, N.M.P.M., Section 4: S/2NW/4
Violet B. Pledger Queen, et vir, Clarence W. Queen, and John W. Lee	Pan American Petroleum Corp.	03/12/1965	Chaves	NM	95	188	Township 8 South, Range 30 East, N.M.P.M., Section 10: NW/4
Southwest Baptist Theological Seminary	Petroleum Reserve Corp.	08/12/1974	Chaves	NM	150	821	Township 9 South, Range 30 East, N.M.P.M., Section 8: NW/4NW/4
Ora Belle Shelton	Petroleum Reserve Corp.	08/05/1974	Chaves	NM	150	965	Township 9 South, Range 30 East, N.M.P.M., Section 8: NW/4NW/4
Daphne Cato Basket and Jane Cato Berry	Kelt New Mexico, Inc.	09/01/1989	Chaves	NM	66	387	Township 8 South, Range 30 East, N.M.P.M., Section 14: N/2, containing 320 acres, more or less
Damon C. Burkstaller	Kelt New Mexico, Inc.	12/01/89	Chaves	NM	98	425
Barbara J. Crosby	Kelt New Mexico, Inc.	12/01/89	Chaves	NM	100	598
Robert A. Crosby	Kelt New Mexico, Inc.	12/01/89	Chaves	NM	100	601
Roberta Burkstaller	Kelt New Mexico, Inc.	12/01/89	Chaves	NM	98	428
Douglas B. Burkstaller	Kelt New Mexico, Inc.	12/01/89	Chaves	NM	98	431
Effie Jane Crosby McDowell	Kelt New Mexico, Inc.	12/1/1989	Chaves	NM	100	594
Virginia Crosby	Kelt New Mexico, Inc.	12/1/1989	Chaves	NM	100	596
Betty Atkins	Kelt New Mexico, Inc.	12/1/1989	Chaves	NM	108	485
Jay Appleton	Kelt New Mexico, Inc.	12/1/1989	Chaves	NM	98	804
Malcolm R. Coombes and Harriett A. Coombes	Kelt New Mexico, Inc.	12/1/1989	Chaves	NM	108	487
James T. Jenning and Frances S. Jennings	Kelt New Mexico, Inc.	12/1/1989	Chaves	NM	105	7
Bonnie H. Morrison	Kelt New Mexico, Inc.	12/1/1989	Chaves	NM	105	5
C.A. Patchen and Sylvia B. Patchen	Kelt New Mexico, Inc.	12/1/1989	Chaves	NM	94	689
Daphne Cato Baskett and Jane Cato Berry	Kelt New Mexico, Inc.	9/12/1989	Chaves	NM	66	387

Lessor	Lessee	Date	County	State	Book	Page	Land Description
Bureau of Land Management (NM-17233)	Dorothy Langley	1/1/1973	Roosevelt	NM	Unrecorded		Township 7 South, Range 32 East, N.M.P.M., Section 30: NW/4SE/4, containing 40.00 acres, more or less
State of New Mexico (LG-3029)		10/1/1975	Roosevelt	NM	Unrecorded		Township 7 South, Range 32 East, N.M.P.M., Section 32: W/2NW/4, containing 80.00 acres, more or less
Bureau of Land Management (NM-14154)	Jerry Chambers	8/1/1971	Roosevelt	NM	Unrecorded		Township 7 South, Range 32 East, N.M.P.M., Section 28: W/2SW/4; Section 29: NW/4SW/4, S/2S/2; Section 30: E/2SE/4, SW/4SE/4; Section 32: E/2, containing 720.00 acres, more or less
Bureau of Land Management (NM-15019)	Gordon M. Cone	3/1/1972	Roosevelt	NM	Unrecorded

Township 7 South, Range 32 East, N.M.P.M., Section 7: Lots 1, 2, E/2NW/4; Section 19: Lots 1, 2, 3, 4, E/2NW/4; Section 27: SW/4, NW/4SE/4; Section 30: Lots 1, 2, 3, 4, E/2SW/4; Section 31: Lots 1, 2, 3, 4, E/2NW/4, containing 1362.36 acres, more or less

Bureau of Land Management (NM-0347394)	Wilson Oil Company	2/1/1963	Chavez	NM	Unrecorded		Township 8 South, Range 32 East, N.M.P.M., Section 5: S/2; Section 6: S/2NE/4, SE/4NW/4, E2SW/4, SE/4; Section 6: Lots 1, 2, 3, 4, 5, 6, 7; Section 7: NE/4NE/4, containing 990.35 acres, more or less

Lessor	Lessee	Date	County	State	Book	Page	Land Description
Bureau of Land Management (NM-16637-A)	Marie A. Hicks	5/1/1973	Chaves	NM	Unrecorded

Township 7 South, Range 31 East, N.M.P.M., Section 18: Lots 1, 2, E/2NW/4; Section 27: N/2; Section 28: NE/4, N/2SE/4, SE/4SE/4; Township 8 South, Range 31 East, N.M.P.M., Section 9: NE/4NW/4, W/2NW/4, containing 889.24 acres, more or less

Bureau of Land Management (NM-13419)	Donald D. Paye	04/01/1971	Chaves	NM	Unrecorded		Township 8 South, Range 31 East, N.M.P.M., Section 4: Lots 1, 2, 3, S/2N/2, S/2; Section 9: N/E/4, containing 760.84 acres, more or less
Bureau of Land Management (NM-15015-A)	John Oakason	3/1/1972	Chaves	NM	Unrecorded

Township 7 South, Range 31 East, N.M.P.M., Section 20: E/2SE/4; Section 28: W/2; Section 29: E/2NE/4; Section 33: W/2; Township 8 South, Range 31 East, N.M.P.M., Section 3: Lot 4, containing 840.20 acres, more or less

Bureau of Land Management (NM-15015-B)	John Oakason	3/1/1972	Chaves	NM	Unrecorded		Township 7 South, Range 31 East, N.M.P.M., Section 33: NW/4, containing 160.00 acres, more or less
Bureau of Land Management (NM-046153-A)	Duncan Miller	10/01/1959	Chaves	NM	Unrecorded		Township 7 South, Range 31 East, N.M.P.M., Section 33: E/2; Section 34: ALL; Section 35: S/2, containing 1280.00 acres, more or less
Bureau of Land Management (NM-15678)	Tom L. Ingrum	7/1/1972	Chaves	NM	Unrecorded		Township 8 South, Range 31, East, N.M.P.M., Section 5: Lots 1, 2, 3, 4, S/2N/2, S/2; Section 8: E/2, N/2NW/4; Section 9: S/2; Section 21: NE/4NE/4, containing 1401.68 acres, more or less
Bureau of Land Management (NM-088748)		3/1/1963	Chaves	NM	Unrecorded		Township 8 South, Range 30 East, N.M.P.M., Section 1: S2NE; Section 1: S2NE; Section 1: Lots 1, 2; Section 24: E2NW, containing 240.01 acres, more or less
Bureau of Land Management (NM-015016)	Virginia A. Wattam	3/1/1972	Chaves	NM	Unrecorded		Township 8 South, Range 31 East, N.M.P.M., Section 6: Lots 1, 3, 5, SWNE, containing 160 acres, more or less
Bureau of Land Management (NM-046153-A)	Duncan Miller	10/1/1959	Chaves	NM	Unrecorded		Township 7 South, Range 31 East, N.M.P.M., Section 33: E/2; Section 34: ALL; Section 35: S/2, containing 1280.00 acres, more or less
Earl Graves, Agent and Attorney in Fact for T. O. (Oscar) Graves (NM-00218-00)	Continental Land Resources, LLC	7/30/1975	Chaves	NM	Unrecorded		Township 8 South, Range 31 East, N.M.P.M., Section 6: Lots 6, 7, E/2SW/4, SE/4, containing 328.25 acres, more or less
Roetta Graves Keever (NM-00218-00)	Continental Land Resources, LLC	10/8/2007	Chaves	NM	0604	0104	Township 8 South, Range 31 East, N.M.P.M., Section 6: Lots 6, 7, E/2SW/4, SE/4, containing 328.25 acres, more or less
Bobby H. Graves (NM-00218-00)	Continental Land Resources, LLC	9/17/2007	Chaves	NM	0604	0092	Township 8 South, Range 31 East, N.M.P.M., Section 6: Lots 6, 7, E/2SW/4, SE/4, containing 328.25 acres, more or less
Debra D. G. Smith (NM-00218-00)	Continental Land Resources, LLC	9/10/2007	Chaves	NM	0604	0098	Township 8 South, Range 31 East, N.M.P.M., Section 6: Lots 6, 7, E/2SW/4, SE/4, containing 328.25 acres, more or less
Thomas H. Graves (NM-00218-00)	Continental Land Resources, LLC	9/13/2007	Chaves	NM	0604	0100	Township 8 South, Range 31 East, N.M.P.M., Section 6: Lots 6, 7, E/2SW/4, SE/4, containing 328.25 acres, more or less
Dorothy V. Graves (NM-00218-00)	Continental Land Resources, LLC	9/17/2007	Chaves	NM	0604	0094	Township 8 South, Range 31 East, N.M.P.M., Section 6: Lots 6, 7, E/2SW/4, SE/4, containing 328.25 acres, more or less

Lessor	Lessee	Date	County	State	Book	Page	Land Description
Sharon N. Graves (NM-00218-00)	Continental Land Resources, LLC	9/17/2007	Chaves	NM	0604	0096	Township 8 South, Range 31 East, N.M.P.M., Section 6: Lots 6, 7, E/2SW/4, SE/4, containing 328.25 acres, more or less
Lynn Graves (NM-00218-00)	Continental Land Resources, LLC	10/7/2007	Chaves	NM	0604	0102	Township 8 South, Range 31 East, N.M.P.M., Section 6: Lots 6, 7, E/2SW/4, SE/4, containing 328.25 acres, more or less
Bureau of Land Management (NM-067707)	Four Corners Land, Lease and Exploration Co.	11/1/1959	Chaves	NM	Unrecorded		Township 8 South, Range 31 East, N.M.P.M., Section 17: ALL; Section 18: Lots 1, 2, 3, 4, E/2W/2, NE/4, containing 1133.83 acres, more or less
Bureau of Land Management (NM-8006/NM-15015)	John Oakason	3/1/1972	Chaves	NM	Unrecorded		Township 7 South, Range 31 East, N.M.P.M., Section 28: W/2, containing 320 acres, more or less

Lessor	Lessee	Date	County	State	Book	Page	Section	Township	Row	Land Description
	Julia J. Harmon	12/26/1950	Nowata	OK	341	274	35	27N	16E	SE/4 NE/4 NE/4
Ann B. Whitehill	First Oil Company, Inc.	8/28/1978	Nowata	OK	500	243	31	27N	17E	South 19.41 acres of Lot 2
Anne M. Whitehill Kimrey	First Oil Company, Inc.	8/24/1978	Nowata	OK	500	241	31	27N	17E	South 19.41 acres of Lot 2
Archie Reed	F.H. Rhees	12/10/1974	Nowata	OK	477	152	29	27N	16E	E/2 SE/4 SW/4
Archie Reed	F.H. Rhees	12/10/1974	Nowata	OK	477	152	32	27N	16E	NE/4 NE/4 NE/4, W/2 NE/4 NE/4, E/2 NE/4 NW/4, SW/4 NE/4 NW/4, SE/4 NW/4 NE/4
Archie Rhees	F. H. Rhees	12/10/1974	Nowata	OK	477	152	31	27N	16E	E/2 NE/4 NE/4
Atlantic Richfield Company	P.I.C. Management Co., et al.	6/1/1966	Nowata	OK	439	354	35	27N	16E	S/2 SE/4
Atlantic Richfield Company	P.I.C. Management Co., et al.	6/1/1966	Nowata	OK	439	354	36	27N	16E	N/2 SW/4 and W/2 W/2 SE/4
Atlantic Richfield Company	P.I.C. Management Co., et al.	6/1/1966	Nowata	OK	439	354	2	27N	16E	Lot 1
Atlantic Richfield Company	P.I.C. Management Co., et al.	6/1/1966	Nowata	OK	439	354	1	27N	16E	North 20.40 acres of Lot 4, all of Lot 3, N/2 SE/4 NW/4, West 20.10 acres of Lot 2 and the W/2 SW/4 NE/4
B. F. Whitehill	The Prairie Oil and Gas Company	7/27/1920	Nowata	OK	172	201	1	26N	16E	Southeast 10.00 acres of Lot 4 and SW/4 NW/4 NW/4 and NE/4 SW/4 NW/4
B.H. Robertson	Julia J. Harmon	12/26/1950	Nowata	OK	341	276	36	27N	16E	SE/4 NW/4, E/2 NW/4 NW/4
B.H. Robertson	Oklahoma Producing and Refining	10/31/1922	Nowata	OK	183	579	35	27N	16E	NW/4 SW/4 SW/4, SW/4 NW/4 SW/4
Benjamin F. Whitehill, et al.	First Oil Company, Inc.	7/31/1978	Nowata	OK	500	230	31	27N	17E	W/2 NW/4 SW/4, NE/4 NW/4 SW/4
Benjamin F. Whitehill, et al.	First Oil Company, Inc.	7/31/1978	Nowata	OK	500	233	31	27N	17E	SE/4 NW/4 SW/4, W/2 NE/4 SW/4
Benjamin F. Whitehill, et al.	First Oil Company, Inc.	7/31/1978	Nowata	OK	500	236	31	27N	17E	E/2 NE/4 SW/4
Bundred Oil Corporation	The Whitehill Oil Corporation	12/4/1953	Nowata	OK	366	142	35	27N	16E	NE/4 SE/4 NE/4
Candy Mink	William R. Bass	3/8/1905	Nowata	OK	Y	53	36	27N	16E	N/2 NE/4
Carey & Co.	First Oil Company, Inc.	7/20/1978	Nowata	OK	500	224	1	26N	16E	E/2 NW/4 NE/4
Carey & Co.	First Oil Company, Inc.	7/20/1978	Nowata	OK	500	227	31	27N	17E	W/2 SE/4 SW/4, SE/4 SE/4 SW/4
Carey & Co.	Lloyd Jackson	8/30/1977	Nowata	OK	492	178	36	27N	16E	E/2 SW/4 SE/4, W/2 SE/4 SE/4, SW/4 NE/4 SE/4, SE/4 NW/4 SE/4
Cates-Johnson Consolidated	Julie J. Harmon	12/26/1950	Nowata	OK	341	274	35	27N	16E	SE/4 NE/4 NE/4
Cates-Johnson Consolidated	Knickerbocker Oil Company	1/8/1911	Nowata	OK	68	155	36	27N	16E	NW/4 NW/4 NW/4
Central Trust Company, N.A. of Cincinnati Ohio	Comdisco Resources, Inc.	4/1/1985	Nowata	OK	561	158	19	27N	16E	W/2 SE/4
Central Trust Company, N.A. of Cincinnati Ohio	First Oil Company, Inc.	12/27/1963	Nowata	OK	500	245	6	26N	17E	SE/4 NE/4 NW/4, E/2 SE/4 NW/4
Central Trust Company, N.A. of Cincinnati Ohio	First Oil Company, Inc.	12/27/1963	Nowata	OK	500	249	6	26N	17E	East 20.02 acres of Lot 4, and North 20.10 acres of Lot 3 and SW 10.10 acres of Lot 3 and W/2 SE/4 NW/4
Central Trust Company, N.A. of Cincinnati Ohio	First Oil Company, Inc.	12/27/1963	Nowata	OK	500	247	36	27N	16E	SE/4 NE/4 SE/4, E/2 SE/4 SE/4
Central Trust Company, N.A. of Cincinnati Ohio	First Oil Company, Inc.	12/27/1963	Nowata	OK	500	251	6	26N	17E	West 19.3 acres of Lot 4 and West 19.14 acres of Lot 5
Central Trust Company, N.A. of Cincinnati Ohio	First Oil Company, Inc.	12/27/1963	Nowata	OK	500	251	31	27N	17E	Lot 4

Lessor	Lessee	Date	County	State	Book	Page	Section	Township	Row	Land Description
Charles A. Bowman, et al	Cousins Oil Co., Inc.	1/22/1993	Nowata	OK	607	556	6	26N	17E

E/2 SW/4 NW/4 and W/2 NE/4 SW/4 and Lot 6 and Lot 7, less the following described tract: beginning at the NE/corner of said Lot; thence South along the East line 1,320’, more or less, to the SE/corner thereof; thence West along the South line 1,279.44’, more or less, to the SW/corner of Lot 7; thence North along the West line thereof 460’ to a point; thence East 666’ to a point; thence North 323’; thence West 46.26’, more or less, to a point on the West line of the E/2 of Lot 7; thence North along said West line 537’, more or less, to a point on the North line of said Lot; thence East along said North line 660’, more or less, to the point of beginning, containing 91.00 acres, more or less

Charles Brown, et ux	Prairie Oil & Gas Company	4/16/1920	Nowata	OK	165	465	35	27N	16E	SE/4 SE/4 NE/4, NE/4 SW/4 NE/4
Clarence E. Pursley	Climax Molybdenum Company	6/16/1955	Nowata	OK	379	96	3	26N	16E	SE/4 NE/4 NE/4, SE 10 AC Lot 1
Clarence E. Pursley, et al.	Climax Molybdenum Company	5/31/1955	Nowata	OK	379	86	3	26N	16E	North 20.18 acres of Lot 1; all of Lot 2 and East 20.01 acres of Lot 3; SE/4 NE/4 NE/4 (SE 10 acres of Lot 1)
Clyde V. Tanner	The Prairie Oil & Gas Company	10/30/1917	Nowata	OK	139	144	36	27N	16E	S/2 SW/4; W/2 SW/4
D. Alan Reed	F. H. Rhees	12/10/1974	Nowata	OK	477	144	31	27N	16E	E/2 NE/4 NE/4
D. Alan Reed	F.H. Rhees	12/10/1974	Nowata	OK	477	144	32	27N	16E	NE/4 NE/4 NE/4, W/2 NE/4 NE/4, E/2 NE/4 NW/4, SW/4 NE/4 NW/4, SE/4 NW/4 NE/4
D. Alan Reed	F.H. Rhees	12/10/1974	Nowata	OK	477	144	29	27N	16E	E/2 SE/4 SW/4
D. Alan Reed, et al.	F. H. Rhees	12/10/1974	Nowata	OK	477	142	31	27N	16E	E/2 NE/4 NE/4
D. Alan Reed, et al.	F.H. Rhees	12/10/1974	Nowata	OK	477	142	29	27N	16E	E/2 SE/4 SW/4
D. Alan Reed, et al.	F.H. Rhees	12/10/1974	Nowata	OK	477	142	32	27N	16E	NE/4 NE/4 NE/4, W/2 NE/4 NE/4, E/2 NE/4 NW/4, SW/4 NE/4 NW/4, SE/4 NW/4 NE/4
Davis Hill, et al.	Oklahoma Producing and Refining	2/4/1921	Nowata	OK	167	522	35	27N	16E	NW/4 NW/4 SW/4, SE/4 NW/4 SW/4, SW/4 SW/4 SW/4, NE/4 SW/4 SW/4
Delia Gray	Alluwe Oil Company	11/26/1912	Nowata	OK	85	189	2	26N	16E	Lots 3 & 4 N/2 NW/4
	Delaware Oil & Cattle
Dora L. Faulkner	Company	5/25/1978	Nowata	OK	497	620	29	27N	16E	NW/4 NE/4, W/2 SW/4 NE/4
E.C. Pyburn	Tidal Oil Company	7/22/1922	Nowata	OK	175	154	35	27N	16E	W/2 SE/4 NE/4 Section 35 27N-16E
Earl Reed	F. H. Rhees	12/10/1974	Nowata	OK	477	154	31	27N	16E	E/2 NE/4 NE/4
Earl Reed	F.H. Rhees	12/10/1974	Nowata	OK	477	154	29	27N	16E	E/2 SE/4 SW/4
Earl Reed	F.H. Rhees	12/10/1974	Nowata	OK	477	154	32	27N	16E	NE/4 NE/4 NE/4, W/2 NE/4 NE/4, E/2 NE/4 NW/4, SW/4 NE/4 NW/4, SE/4 NW/4 NE/4
Emil Miller	Prairie Oil & Gas Company	9/22/1919	Nowata	OK	157	428	36	27N	16E	S/2 NE/4
Emmett E Overman	C.G. Delozier	8/17/1984	Nowata	OK	554	716	29	27N	16E	N/2 SE/4, SW/4 SE/4, N/2 SE/4 SE/4, SW/4 SE/4 SE/4

Lessor	Lessee	Date	County	State	Book	Page	Section	Township	Row	Land Description
Emmett E Overman	Comdisco Resources, Inc.	5/17/1988	Nowata	OK	580	489	29	27N	16E	W/2 SW/4 SE/4, E/2 W/2 SE/4, W/2 E/2 SE/4
Ethelyn Harris	F. H. Rhees	12/10/1974	Nowata	OK	477	150	31	27N	16E	E/2 NE/4 NE/4
Ethelyn Harris	F.H. Rhees	12/10/1974	Nowata	OK	477	150	29	27N	16E	E/2 SE/4 SW/4
Ethelyn Harris	F.H. Rhees	12/10/1974	Nowata	OK	477	150	32	27N	16E	NE/4 NE/4 NE/4, W/2 NE/4 NE/4, E/2 NE/4 NW/4, SW/4 NE/4 NW/4, SE/4 NW/4 NE/4
Eva Payne Glass	F. H. Rhees	10/12/1975	Nowata	OK	480	1	27	27N	16E	N/2 SW/4 NE/4 and S/2 NW/4 NE/4 and NE/4 NE/4 and NW/4 SE/4
Eva Payne Glass	F.H. Rhees	3/20/1974	Nowata	OK	477	136	27	27N	16E	S/2 SW/4 NE/4, SW/4 SE/4 NE/4, NW/4 SE/4, W/2 NE/4 SE/4, NE/4 NE/4 SE/4
F.A. Calvert, et ux	Tidal Oil Company	7/22/1922	Nowata	OK	175	154	35	27N	16E	W/2 SE/4 NE/4
First National Bank & Trust Company of Tulsa, Oklahoma, Trustee, et al.	First Oil Company, Inc.	10/12/1978	Nowata	OK	501	53	36	27N	16E	E/2 SW/4 SE/4, W/2 SE/4 SE/4, SW/4 NE/4 SE/4, SE/4 NW/4 SE/4
First National Bank & Trust Company of Tulsa, Oklahoma, Trustee, et al.	First Oil Company, Inc.	10/12/1978	Nowata	OK	501	55	1	26N	16E	E/2 NW/4 NE/4
First National Bank & Trust Company of Tulsa, Oklahoma, Trustee, et al.	First Oil Company, Inc.	10/12/1978	Nowata	OK	501	57	31	27N	17E	W/2 SE/4 SW/4, SE/4 SE/4 SW/4
Florence G. Reed	F. H. Rhees	12/10/1974	Nowata	OK	477	146	31	17N	16E	E/2 NE/4 NE/4
Florence G. Reed	F.H. Rhees	12/10/1974	Nowata	OK	477	146	29	27N	16E	E/2 SE/4 SW/4
Florence G. Reed	F.H. Rhees	12/10/1974	Nowata	OK	477	146	32	27N	16E	NE/4 NE/4 NE/4, W/2 NE/4 NE/4, E/2 NE/4 NW/4, SW/4 NE/4 NW/4, SE/4 NW/4 NE/4
Frances Grimmett	Alonzo J. Thompson, et al.	5/1/1906	Nowata	OK	37	295	36	27N	16E	SW/4 NW/4
Frank M. Tanner	V. Chaser Oil Company	11/28/1908	Nowata	OK	11	487	35	27N	16E	N/2 SE/4 and S/2 SW/4 NE/4
George C. Lynde	First Oil Company, Inc.	11/6/1978	Nowata	OK	501	526	6	26N	17E	East 20.12 acres of Lot 1, South 20 acres of Lot 2, and SW/4 SW/4 NE/4
Gleason R. Hendrickson, et ux	Jerry V. Dunaway, et al	1/31/1980	Nowata	OK	511	431	31	27N	16E

A tract of land in the E/2 NE/4 NW/4 of Section 31, T27N, R16E, described as: Beginning at the NE corner thereof, thence South 1110 feet along the East line of said E/2 NE/4 NW/4, thence West 190 feet, thence North 1110 feet to the North line of said 20 acres, thence East 190 feet to the point of beginning.

Gordon Hale Lovett	First Oil Company, Inc.	7/18/1978	Nowata	OK	500	220	31	27N	17E	Lot 4
Gordon Hale Lovett	First Oil Company, Inc.	7/18/1978	Nowata	OK	500	220	6	27N	17E	West 19.3 acres of Lot 4 and West 19.14 acres of Lot 5
H.K. Calvert, Trustee	First Oil Company, Inc.	4/1/1969	Nowata	OK	503	161	36	27N	16E	N/2 NE/4 SE/4, NE/4 NW/4 SE/4
H.K. Calvert, Trustee	First Oil Company, Inc.	4/1/1969	Nowata	OK	503	163	6	27N	17E	North 20.16 acres of Lot 2
H.K. Calvert, Trustee	First Oil Company, Inc.	4/1/1969	Nowata	OK	503	163	31	27N	17E	NE/4 SE/4 SW/4
Harry Weible	First Oil Company, Inc.	9/28/1978	Nowata	OK	501	61	36	27N	16E	E/2 SW/4 SE/4, W/2 SE/4 SE/4, SW/4 NE/4 SE/4, SE/4 NW/4 SE/4
Harry Weible	First Oil Company, Inc.	9/28/1978	Nowata	OK	501	61	1	26N	16E	E/2 NW/4 NE/4

Lessor	Lessee	Date	County	State	Book	Page	Section	Township	Row	Land Description
Henryetta Schoepflin	First Oil Company, Inc.	10/3/1978	Nowata	OK	501	59	36	27N	16E	E/2 SW/4 SE/4, W/2 SE/4 SE/4, SW/4 NE/4 SE/4, SE/4 NW/4 SE/4
Henryetta Schoepflin	First Oil Company, Inc.	10/3/1978	Nowata	OK	501	59	1	26N	16E	E/2 NW/4 NE/4
Horace Calvert, et al.	Energy Partners Nominee Co.	9/1/1990	Nowata	OK	592	717	36	27N	16E	SW/4 NW/4, SW/4 NW/4 NW/4
Howard Whitehill	Climax Molybdenum Company	6/24/1955	Nowata	OK	379	291	3	26N	16E	SW/4 NE/4 NE/4, SW 10 AC Lot 1
Ida C. Canada	Roy Scales	1/5/1909	Nowata	OK	31	310	19	27N	16E	W/2 SE/4
Ida May Brown	B.H. Robertson	5/14/1920	Nowata	OK	243	351	36	27N	16E	NE/4 NW/4
J.F. Hayden	The Prairie Oil & Gas Company	7/27/1920	Nowata	OK	172	201	1	26N	16E	SE 10 AC Lot 4 SW/4 NW/4 NW/4, NE/4 SW/4 NW/4
J.R. Haverfield, et ux	Oregon Oil Company	6/12/1916	Nowata	OK	116	551	31	27N	16E	NW/4 NE/4, W/2 NE/4 NE/4
Jacob Lucas	Lee Barrett	11/24/1905	Nowata	OK	277	572	26	27N	16E	NE/4 SW/4 SE/4, NW/4 SE/4 SE/4, SW/4 NE/4 SE/4
James A. Hayden, Executor	Charles A. Bowman	9/12/1985	Nowata	OK	564	89	24	26N	16E	W/2 SE/4 NW/4 and SW/4 NW/4 less the SW/4 SW/4 NW/4
James Harrington	Comdisco Resources, Inc.	4/23/1988	Nowata	OK	580	498	28	27N	16E	W/2 SW/4, N/2 S/2 NW/4 SW/4, N/2 NW/4 SW/4
James Harrington	Comdisco Resources, Inc.	4/23/1988	Nowata	OK	580	498	29	27N	16E	SE/4 SE/4 SE/4
Johanna Harrington	Comdisco Resources, Inc.	4/23/1988	Nowata	OK	580	500	28	27N	16E	W/2 SW/4, N/2 S/2 NW/4 SW/4, N/2 NW/4 SW/4
Johanna Harrington	Comdisco Resources, Inc.	4/23/1988	Nowata	OK	580	500	29	27N	16E	SE/4 SE/4 SE/4
John F. Suddereth, Trustee	Comdisco Resources, Inc.	9/8/1988	Nowata	OK	581	661	35	27N	16E	SE/4 SE/4 NE/4, NE/4 SW/4 NE/4
John R. Greenlees, et ux	Alluwe Oil Company	12/24/1912	Nowata	OK	85	387	2	26N	16E	S/2 NW/4 NE/4 and N/2 SW/4 NE/4
John R. Greenlees, et ux	Alluwe Oil Company	11/26/1912	Nowata	OK	85	189	2	26N	16E	All of Lots 3 and 4
John T. Alf, et ux	Comdisco Resources, Inc.	4/29/1988	Nowata	OK	580	490	28	27N	16E	SW/4 SW/4, S/2 S/2 NW/4 SW/4
Judith Humpherys	F.H. Rhees	12/10/1974	Nowata	OK	477	140	29	27N	16E	E/2 SE/4 SW/4
Judith Humpherys	F.H. Rhees	12/10/1974	Nowata	OK	477	140	32	27N	16E	NE/4 NE/4 NE/4, W/2 NE/4 NE/4, E/2 NE/4 NW/4, SW/4 NE/4 NW/4, SE/4 NW/4 NE/4
Judith Humphreys	F. H. Rhees	12/10/1974	Nowata	OK	477	140	31	27N	16E	E/2 NE/4 NE/4
Julia J. Harmon	F.H. Rhees	4/1/1974	Nowata	OK	477	134	27	27N	16E	W/2 SE/4, NE/4 SE/4, NW/4 SE/4 SE/4, SW/4 SE/4 NE/4, S/2 SW/4 NE/4, save and except SW/4 SE/4 & NW/4 SE/4 SE/4 & SE/4 NE/4 SE/4
Julian W. Glass	Energy Partners Nominee Co.	10/26/1990	Nowata	OK	593	50	36	27N	16E	SW/4 NW/4, SW/4 NW/4 NW/4
Julian W. Glass, Jr.	Energy Partners Nominee Co.	10/25/1990	Nowata	OK	593	49	36	27N	16E	SW/4 NW/4, SW/4 NW/4 NW/4
Julian W. Glass, Jr., Trustee	First Oil Company, Inc.	7/10/1978	Nowata	OK	500	212	31	27N	17E	NE/4 SE/4, SE/4 NW/4 SE/4, S/2 SE/4
Julian W. Glass, Jr., Trustee	First Oil Company, Inc.	7/10/1978	Nowata	OK	500	214	6	26N	17E	North 20.16 acres of Lot 2
Julian W. Glass, Jr., Trustee	First Oil Company, Inc.	7/10/1978	Nowata	OK	500	214	31	27N	17E	W/2 NW/4 SE/4, NE/4 SE/4 SW/4
Julian Wood Glass, Jr., Trustee	B&N Investments	11/6/1978	Nowata	OK	591	183	1	26N	16E	NW/4 SW/4 NW/4
Juliana Glass, Jr., Trustee	F. H. Rhees	11/25/1974	Nowata	OK	477	138	31	27N	16E	E/2 NE/4 NE/4
Juliana Glass, Jr., Trustee	F. H. Rhees	11/25/1974	Nowata	OK	477	138	33	27N	16E	NW/4 NW/4 and N/2 SW/4 NW/4
Juliana Glass, Jr., Trustee	F. H. Rhees	11/25/1974	Nowata	OK	477	138	34	27N	16E	N/2 SE/4 SW/4 and SE/4 NE/4 SW/4
Juliana Glass, Jr., Trustee	F.H. Rhees	11/25/1974	Nowata	OK	477	138	29	27N	16E	E/2 SE/4 SW/4
Juliana Glass, Jr., Trustee	F.H. Rhees	11/25/1974	Nowata	OK	477	138	32	27N	16E	NE/4 NE/4 NE/4, W/2 NE/4 NE/4, E/2 NE/4 NW/4, SW/4 NE/4 NW/4, SE/4 NW/4 NE/4

Lessor	Lessee	Date	County	State	Book	Page	Section	Township	Row	Land Description
K.K. Sherwood, et ux	The Whitehill Oil Corporation	7/16/1954	Nowata	OK	371	22	3	26N	16E	North 20.28 acres of Lot 1, all of Lot 2, East 20.01 acres of Lot 3, SE/4 NE/4 NE/4
Kathleen Nicholls	Comdisco Resources, Inc.	4/23/1988	Nowata	OK	580	502	28	27N	16E	W/2 SW/4, N/2 S/2 NW/4 SW/4, N/2 NW/4 SW/4
Kathleen Nicholls	Comdisco Resources, Inc.	4/23/1988	Nowata	OK	580	502	29	27N	16E	SE/4 SE/4 SE/4
L.M. Montgomery, et ux	Comdisco Resources, Inc.	4/30/1988	Nowata	OK	580	494	29	27N	16E	SE/4 SE/4 SE/4
Laura Hamilton Badger, et al.	B&N Investments Co., Inc.	3/28/1978	Nowata	OK	493	428	26	27N	16E	NE/4 SW/4 SE/4, NW/4 SE/4 SE/4, SW/4 NE/4 SE/4
Laura Hamilton Badger, et al.	B&N Investments Co., Inc.	3/28/1978	Nowata	OK	496	483	26	27N	16E	NE/4 SW/4 SE/4, NW/4 SE/4 SE/4, SW/4 NE/4 SE/4
Lavein G. (Pat) Allen, et ux	Charles A. Bowman	1/2/1989	Nowata	OK	583	499	28	27N	16E	NW/4 NW/4, W/2 NE/4 NW/4, NW/4 SW/4 NW/4, N/2 SE/4 NW/4, N/2 SW/4 NE/4
Lilybelle Johnson	Alluwe Oil Company	12/24/1912	Nowata	OK	85	387	2	26N	16E	S/2 Lot 2 S/2 NW/4 NE/4, N/2 SW/4 NE/4
Louis Kahan, et al.	First Oil Company, Inc.	1/30/1979	Nowata	OK	502	513	31	27N	17E	W/2 SE/4 SW/4, SE/4 SE/4 SW/4
Louis Kahan, et al.	First Oil Company, Inc.	1/30/1979	Nowata	OK	502	513	36	27N	16E	E/2 SW/4 SE/4, W/2 SE/4 SE/4, SW/4 NE/4 SE/4, SE/4 NW/4 SE/4
Louis Kahan, et al.	First Oil Company, Inc.	1/30/1979	Nowata	OK	502	513	1	26N	16E	E/2 NW/4 NE/4
Louise Taylor	Comdisco Resources, Inc.	4/23/1988	Nowata	OK	580	492	28	27N	16E	W/2 SW/4, N/2 S/2 NW/4 SW/4, N/2 NW/4 SW/4
Louise Taylor	Comdisco Resources, Inc.	4/23/1988	Nowata	OK	580	492	29	27N	16E	SE/4 SE/4 SE/4
Lovett	B&N Investments, A Partnership	12/23/1981	Nowata	OK	532	730	6	26N	17E

E/2 SW/4 NW/4, W/2 NE/4 SW/4, Lot 6, Lot 7 less the following described tract: Beginning at the NE corner of Lot 7; Thence south along the east line 1,320 feet, more or less, to the SE corner thereof, thence west along the south line 1,279.74 feet more or less, to the SW corner of lot 7; thence north along the west line thereof 460 feet to a point; thence east 666 feet to a point; thence north 323 feet, thence west 46.26 feet, more or less, to a point on the west lone of the E/2 of lot 7; thence north along said west line 537 feet, more or less to a point on the north line of said lot; thence east along said north line 660 feet, more or less to the POB

Lessor	Lessee	Date	County	State	Book	Page	Section	Township	Row	Land Description
Lovett	B&N Investments, A Partnership	2/1/1982	Nowata	OK	533	472	6	26N	17E

E/2 SW/4 NW/4, W/2 NE/4 SW/4, Lot 6, Lot 7 less the following described tract: Beginning at the NE corner of Lot 7; Thence south along the east line 1,320 feet, more or less, to the SE corner thereof, thence west along the south line 1,279.74 feet more or less, to the SW corner of lot 7; thence north along the west line thereof 460 feet to a point; thence east 666 feet to a point; thence north 323 feet, thence west 46.26 feet, more or less, to a point on the west lone of the E/2 of lot 7; thence north along said west line 537 feet, more or less to a point on the north line of said lot; thence east along said north line 660 feet, more or less to the POB

Lucelle Herrington, et al.	Comdisco Resources, Inc.	11/1/1988	Nowata	OK	583	479	30	27N	16E	Lot 1 (36.27), Lot 2 (36.29) E/2 NW/4, S/2 NE/4
M.F. Canada	W.N. Sill	1/4/1909	Nowata	OK	38	432	30	27N	16E	N/2 NE/4
M.F. Canada	W.N. Sill	1/4/1905	Nowata	OK	22	297	30	27N	16E	N/2 NE/4
M.R. Garnett, Guardian	Prairie Oil & Gas Company	10/30/1917	Nowata	OK	139	144	36	27N	16E	W/2 SW/4
Mary Costen	Whitehill Oil Corp., et al.	12/4/1953	Nowata	OK	366	142	35	27N	16E	NE/4 SE/4 NE/4
Mary J. Daniel	First Oil Company, Inc.	8/11/1978	Nowata	OK	500	239	31	27N	17E	W/2 SE/4 SW/4, SE/4 SE/4 SW/4
Mary Kathleen Regan	Comdisco Resources, Inc.	10/11/1985	Nowata	OK	565	56	28	27N	16E	W/2 Sw/4
Mary Kathleen Regan	Comdisco Resources, Inc.	10/11/1985	Nowata	OK	565	56	29	27N	16E	SE/4 SE/4
Mary Regan	Comdisco Resources, Inc.	4/8/1988	Nowata	OK	579	206	28	27N	16E	W/2 SW/4, N/2 S/2 NW/4 SW/4, N/2 NW/4 SW/4
Mary Regan	Comdisco Resources, Inc.	4/8/1988	Nowata	OK	579	206	29	27N	16E	SE/4 SE/4 SE/4
Mary Regan	Comdisco Resources, Inc.	4/8/1988	Nowata	OK	580	496	29	27N	16E	SE/4 SE/4 SE/4
Maryetta Faulkner Spencer	Delaware Oil & Cattle Company	5/25/1978	Nowata	OK	497	624	29	27N	16E	W/2 NW/4, NW/4 SW/4, W/2 SW/4 SW/4, SE/4 SW/4 SW/4
Michael J. Regan	Comdisco Resources, Inc.	4/8/1988	Nowata	OK	580	496	28	27N	16E	W/2 SW/4, N/2 S/2 NW/4 SW/4, N/2 NW/4 SW/4
Michael John Regan	Comdisco Resources, Inc.	10/11/1985	Nowata	OK	565	54	28	27N	16E	W/2 SW/4
Michael John Regan	Comdisco Resources, Inc.	10/11/1985	Nowata	OK	565	54	29	27N	16E	SE/4 SE/4
Mildred Heath Paxton	F. H. Rhees	7/16/1975	Nowata	OK	478	155	32	27N	16E	SW/4 NE/4and N/2 SE/4 and N/2 SW/4 and N/2 SW/4 and S/2 NW/4, less 10.88 acres for road and NW/4 NW/4
Mildred Heath Paxton	F. H. Rhees	7/16/1975	Nowata	OK	478	155	31	27N	16E

NE/4 SW/4 SE/4, less 0.75 acres roadway; E/2 SE/4 SE/4; SW/4 SE/4 Se/4; NE4/ SE/4; E/2 E/4 SW/4 SE/4; E/2 NW/4 SE/4, less 1.00 acre in Delaware City in the SW/corner of the NE/4 NW/4 SE/4 and NW/corner of SE/4 NW/4 E/4

Montgomery F. Canada	W.N. Sill	1/4/1907	Nowata	OK	X	367	30	27N	16E	N/2 SE/4
Peter Suagee, et ux	The Iron Mountain Company	12/17/1908	Nowata	OK	48	177	19	27N	16E	SE/4 SE/4, SW/4 NE/4 SE/4

Lessor	Lessee	Date	County	State	Book	Page	Section	Township	Row	Land Description
R.M. Weible	First Oil Company, Inc.	9/27/1978	Nowata	OK	501	63	36	27N	16E	E/2 SW/4 SE/4, W/2 SE/4 SE/4, SW/4 NE/4 SE/4, SE/4 NW/4 SE/4
R.M. Weible	First Oil Company, Inc.	9/27/1978	Nowata	OK	501	63	1	26N	16E	E/2 NW/4 NE/4
Ralph B. Waite	C.G. Delozier	1/3/1984	Nowata	OK	548	736	29	27N	16E	N/2 SE/4, SW/4 SE/4, N/2 SE/4 SE/4, SW/4 SE/4 SE/4
Ralph R. Shadle	F. H. Rhees	12/10/1974	Nowata	OK	477	148	31	27N	16E	E/2 NE/4 NE/4
Ralph R. Shadle	F.H. Rhees	12/10/1974	Nowata	OK	477	148	29	27N	16E	E/2 SE/4 SW/4
Ralph R. Shadle	F.H. Rhees	12/10/1974	Nowata	OK	477	148	32	27N	16E	NE/4 NE/4 NE/4, W/2 NE/4 NE/4, E/2 NE/4 NW/4, SW/4 NE/4 NW/4, SE/4 NW/4 NE/4
Roger W. Cabot	Charles B. Milam	2/20/1987	Nowata	OK	574	124	20	27N	16E	S/2 SW/4
Runnin “F”, Inc.	Delaware Oil & Cattle Company	5/25/1978	Nowata	OK	497	622	29	27N	16E	NW/4, N/2 SW/4, W/2 SW/4 SW/4, SE/4 SW/4 SW/4
Runnin “F”, Inc.	Delaware Oil & Cattle Company	5/25/1978	Nowata	OK	497	622	20	27N	16E	N/2 SW/4
Sally Mink	The Prairie Oil & Gas Company	9/22/1919	Nowata	OK	157	428	36	27N	16E	S/2 NE/4
Scott Minerals	Comdisco Resources, Inc.	7/7/1988	Nowata	OK	581	107	19	27N	16E	SE/4 SE/4, SW/4 NE/4 SE/4
Sherwood Unit	The Whitehill Oil Corporation	7/16/1954	Nowata	OK	371	22	3	26N	16E	N. 20.18 AC LT 1, Lot 2, E/ 20.01 AC LT 3
Sinclair Oil & Gas Company	PIC Management Co., et al.	6/1/1966	Nowata	OK	439	354	35	27N	16E	S/2 SE/4
Sinclair Oil & Gas Company	PIC Management Co., et al.	6/1/1966	Nowata	OK	439	354	36	27N	16E	N/2 SW/4, W/2 SE/4
Sinclair Oil & Gas Company	PIC Management Co., et al.	6/1/1966	Nowata	OK	439	354	1	26N	16E	N 20.41 ac Lot 4, all Lot 3, N/2 SE/4 NW/4, W 10 AC NW/4 SW/4 NE/4, W. 20.10 AC Lot 2 SW/4 SW/4 NE/4, E. 9.90 AC NW/4 SW/4 NE/4
Sinclair Oil & Gas Company	PIC Management Co., et al.	6/1/1966	Nowata	OK	439	354	2	26N	16E	Lot 1 NE/4 NE/4
Sneed Company	First Oil Company, Inc.	11/6/1978	Nowata	OK	501	524	6	26N	17E	East 20.12 acres of Lot 1, South 20 acres of Lot 2, and SW/4 SW/4 NE/4
Sudderth	B&N Investments, A Partnership	11/6/1978	Nowata	OK	5091	183	1	26N	16E	NW/4 SW/4 NW/4
T.H. Martin, curator of Susan E. Grimmett matter	Alonzo J. Thompson, et al.	5/1/1906	Nowata	OK	37	293	36	27N	16E	SW/4 NW/4 NW/4
Tanner Royalty Unit	The Chaser Oil Company	11/28/1908	Nowata	Ok	11	487	35	27N	16E	NW/4 SE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/15/1986	Nowata	OK	567	327	29	27N	16E	W/2 SE/4 NE/4, E/2 SW/4 NE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	156	161	29	27N	16E	NE/4 SW/4 NE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	162	29	27N	16E	SE/4 SW/4 NE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	168	29	27N	16E	SW/4 SE/4 NE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	174	29	27N	16E	NW/4 SE/4 NE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	180	28	27N	16E	SW/4 SW/4 NW/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	186	28	27N	16E	SE/4 SW/4 NW/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	192	29	27N	16E	NE/4 SE/4 NE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	198	29	27N	16E	SE/4 SE/4 NE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	204	29	27N	16E	SW/4 NW/4 SE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	210	29	27N	16E	NW/4 NW/4 SE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	216	29	27N	16E	SE/4 NE/4 SE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	222	29	27N	16E	NE/4 NE/4 SE/4
Texaco Producing, Inc.	Comdisco Resources, Inc.	4/16/1987	Nowata	OK	574	228	29	27N	16E	NE/4 SE/4 SE/4

Lessor	Lessee	Date	County	State	Book	Page	Section	Township	Row	Land Description
The First Presbyterian Church of Nowata, Oklahoma	Cousins Oil Co., Inc.	3/31/1993	Nowata	OK	607	558	6	26N	17E

E/2 SW/4 NW/4 and W/2 NE/4 SW/4 and Lot 6 and Lot 7, less the following described tract: beginning at the NE/corner of said Lot; thence South along the East line 1,320’, more or less, to the SE/corner thereof; thence West along the South line 1,279.44’, more or less, to the SW/corner of Lot 7; thence North along the West line thereof 460’ to a point; thence East 666’ to a point; thence North 323’; thence West 46.26’, more or less, to a point on the West line of the E/2 of Lot 7; thence North along said West line 537’, more or less, to a point on the North line of said Lot; thence East along said North line 660’, more or less, to the point of beginning, containing 91.00 acres, more or less

The Glass-Glen Burnie Foundation, et al	Ladder Energy, Inc.	1/22/2009	Nowata	OK	768	247	27	27N	16E	N/2 SW/4 NE/4 and S/2 NW/4 NE/4 and SW/4 NE/4 NE/4 and NW/4 SE/4 NE/4
The University of Puget Sound	F. H. Rhees and P. R. Rhees	4/27/1976	Nowata	OK	483	13	32	27N	16E	N/2 NW/4 NE/4 and SW/4 NW/4 NE/4
Thomas J. Lowery	Knickerbocker Oil Company	12/3/1907	Nowata	OK	K	473	35	27N	16E	SW/4 NE/4 NE/4
Thomas Poorboy	Freeman E. Hertzel	8/3/1905	Nowata	OK	37	314	2	26N	16E	N. 20.37 AC Lot 2
Thomas Poorboy	Sinclair Prairie Oil Company	8/3/1905	Nowata	OK	M	158	3	27N	16E	South 20 acres of Lot 1
Trustees of Iowa College	First Oil Company, Inc.	11/6/1978	Nowata	OK	501	521	6	26N	17E	East 20.12 acres of Lot 1, South 20 acres of Lot 2, and SW/4 SW/4 NE/4
W.A. Lowery	Benjamin F. Whitehill, et al.	6/9/1905	Nowata	OK	M	260	35	27N	16E	S/2 NE/4 SW/4, E/2 SW/4, SE/4 SW/4 SW/4, NE/4 NW/4 SW/4
W.N. Sill, et al	Knickerbocker Oil Company	1/8/1911	Nowata	OK	68	155	36	27N	16E	NW/ 4 NW/4 NW/4
Waite Deeded Land	Comdisco Resources, Inc.	7/15/1986	Nowata	OK	568	554	29	27N	16E	N/2 SE/4, SW/4 SE/4, N/2 SE/4 SE/4, SW/4 SE/4 SE/4
Walter B. Saugee, et ux	Comdisco Resources, Inc.	7/7/1988	Nowata	OK	581	107	19	27N	16E	SE/4 SE/4, SW/4 NE/4 SE/4
Winona Hogue	Charles A. Bowman	9/12/1985	Nowata	OK	564	87	24	26N	16E	W/2 SE/4 NW/4 and SW/4 NW/4 less the SW/4 SW/4 NW/4

Lessor	Lessee	Date	County	State	Book	Page	Section	Township	Row	Land Description
A. N. Hopkins, et ux	Galvez Oil Company	4/4/1925	Lincoln	OK	57	419	2	14N	5E	W/2 SE/4
A. N. Hopkins, et ux	The Texas Company	12/16/1919	Lincoln	OK	34	137	2	14N	5E	S/2 SW/4
A. N. Hopkins, et ux.	Amerada Petroleum Company	10/8/1925	Lincoln	OK	63	137	2	14N	5E	NE/4 SE/4
A. Sporleder, et al.	The Prairie Oil & Gas Company	6/25/1921	Lincoln	OK	42	112	27	15N	5E	SE/4
A. Sporleder, et al.	The Prairie Oil & Gas Company	6/25/1921	Lincoln	OK	42	112	35	15N	5E	S/2 NW/4 and N/2 SW/4
Adam Sporleder, et al.	George M. Morand	2/17/1920	Lincoln	OK	35	588	34	15N	5E	SE/4
Aquila McFerron, et al.	Magnolia Petroleum Company	12/16/1949	Lincoln	OK	168	216	10	14N	5E	N/2 NE/4
Betty Jean Bellis Foster	Magnolia Petroleum Company	3/17/1950	Lincoln	OK	168	580	10	14N	5E	N/2 NE/4
Billy Gene Murphy	TCR Energy, Inc.	11/19/1984	Lincoln	OK	980	472	25	15N	5E	SE/4
Bonita Stacy Gay, et ux	Magnolia Petroleum Company	1/10/1950	Lincoln	OK	168	219	10	14N	5E	N/2 NE/4
Charles T. Sporleder, et ux	Magnolia Petroleum Company	11/18/1949	Lincoln	OK	166	549	3	14N	5E	N/2 NW/4 NE/4
Commissioners of the Land Office	The Maurice L. Brown Company	8/19/1980	Lincoln	OK	784	1	36	15N	5E	W/2 SW/4
Commissioners of the Land Office	The Maurice L. Brown Company	8/19/1980	Lincoln	OK	784	3	36	15N	5E	E/2 SW/4
Dalia Sue Murphy	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	41	25	15N	5E	SE/4
Delbert Hopkins, et ux	Magnolia Petroleum Company	8/2/1950	Lincoln	OK	172	303	2	14N	5E	NE/4 SE/4
Dorothy Warrick	TCR Energy, Inc.	11/19/1984	Lincoln	OK	980	474	25	15N	5E	SE/4
E. C. Ingram, et al.	Olney F. Flynn	12/17/1923	Lincoln	OK	50	151	34	15N	5E	N/2 SW/4, S/2 SW/4
E. H. Nickell, et al.	Magnolia Petroleum Company	12/16/1949	Lincoln	OK	168	214	10	14N	5E	N/2 NE/4
Earl Sowards and Ezma Sullivan	Magnolia Petroleum Company	6/13/1950	Lincoln	OK	170	585	2	14N	5E	N/2 NE/4 NW/4
Edith H. Gaunt, et vir.	Magnolia Petroleum Company	1/10/1950	Lincoln	OK	168	454	10	14N	5E	N/2 NE/4
Edith Murphy, a/k/a Mrs. Frank Murphy	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	29	25	15N	5E	SE/4
Edna A. Murphy	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	33	25	15N	5E	SE/4
Elsie Murphy	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	31	25	15N	5E	SE/4
Fred Sowards, et al.	Gypsy Oil Company	2/10/1921	Lincoln	OK	38	392	35	15N	5E	SE/4
George Musser	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	47	25	15N	5E	SE/4
George Thomas Murphy, a/k/a George T. Murphy	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	49	25	15N	5E	SE/4
Glen Hopkins	Magnolia Petroleum Company	8/2/1950	Lincoln	OK	172	305	2	14N	5E	N/2 SE/4
Henry Murphy, Jr.	TCR Energy, Inc.	11/19/1984	Lincoln	OK	980	476	25	15N	5E	SE/4
Ira D. Jones	Magnolia Petroleum Company	2/14/1950	Lincoln	OK	168	456	10	14N	5E	N/2 NE/4
John R. Murphy	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	39	25	15N	5E	SE/4
Kittie E. Stout, et ux	Prairie Oil & Gas Company	5/12/1920	Lincoln	OK	37	60	3	14N	5E	NW/4
Lottie Craven	Magnolia Petroleum Company	1/10/1950	Lincoln	OK	168	175	3	14N	5E	N/2 SW/4
Mattie V. Roberson	The Southwestern Petroleum Co.	5/11/1925	Lincoln	OK	57	483	11	14N	5E	West 60 acres of the NE/4 lying North of the St. Louis and San Francisco Railroad Right-of-Way
Melvin Musser	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	35	25	15N	5E	SE/4
Minnie Pearl Stacy	Magnolia Petroleum Company	1/9/1950	Lincoln	OK	168	221	10	14N	5E	N/2 NE/4
Nell Bellis King, et ux	Magnolia Petroleum Company	1/9/1950	Lincoln	OK	168	224	10	14N	5E	N/2 NE/4
Noah J. Caves	Olney F. Flynn	7/20/1923	Lincoln	OK	50	9	11	14N	5E	NW/4
Olden Hopkins, et ux	Magnolia Petroleum Company	8/2/1950	Lincoln	OK	173	220	2	14N	5E	NE/4 SE/4
Patricia Poskey	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	43	25	15N	5E	SE/4

Lessor	Lessee	Date	County	State	Book	Page	Section	Township	Row	Land Description
Peter Sukovary, et ux	C. E. Bonewitz	10/4/1920	Lincoln	OK	39	25	3	14N	5E	E/2 NE/4 and SW/4 NE/4 and S/2 NW/4 NE/4
Rose Homer Jefferson, et al.	Magnolia Petroleum Company	12/16/1948	Lincoln	OK	149	27	35	15N	5E	Lot 4 of NW/4; S/2 SW/4
Sam H. Murphy	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	37	25	15N	5E	SE/4
Sarah A. Ely	Fred D. Zeigler	2/25/1915	Lincoln	OK	20	488	35	15N	5E	SE/4
Sarah A. Ely	Gypsy Oil Company	10/24/1915	Lincoln	OK	27	262	35	15N	5E	SE/4
Sarah A. Ely, et al.	C. E. Bonewitz	10/4/1920	Lincoln	OK	39	24	2	14N	5E	S/2 NW/4 and N/2 SW/4
Solomon R. Patterson, et ux.	A. H. Hartman	3/29/1923	Lincoln	OK	45	570	10	14N	5E	S/2 NE/4, less Railroad Right-of-Way of St. Louis & San Francisco Railway Companyand a tract of land in the SW/corner of S/2 NE/4
Thomas B. Woosley, et al.	Magnolia Petroleum Company	1/10/1950	Lincoln	OK	168	178	3	14N	5E	N/2 SW/4
Thomas Murphy, John P. Murphy and James F. Murphy	TCR Energy, Inc.	11/19/1984	Lincoln	OK	977	45	25	15N	5E	SE/4
Verlin Sowards, et ux.	Gordon Bros. Oil Co.	6/20/1997	Lincoln	OK	1335	178	25	15N	5E	SW/4
W. T. Tipton, et al.	Magnolia Petroleum Company	1/10/1950	Lincoln	OK	168	173	3	14N	5E	N/2 SW/4
W. T. Tipton, et ux	Selby Oil and Gas Company	2/27/1920	Lincoln	OK	35	458	3	14N	5E	SE/4
Willard J. Sowards, et ux.	Magnolia Petroleum Company	1/30/1950	Lincoln	OK	153	193	2	14N	5E	S/2 NE/4 NW/4
William H. Bellis, Jr., et al.	Magnolia Petroleum Company	3/17/1950	Lincoln	OK	170	195	10	14N	5E	N/2 NE/4
William J. Sowards, et al.	Magnolia Petroleum Company	1/30/1950	Lincoln	OK	167	265	2	14N	5E	N/2 NE/4

Lessor	Lessee	Date	County	State	Book	Page
Jeffrey H. Buckley and John T. Buckley	Sun Exploration and Production Company	12/1/1985	Eastland	TX	1016	257
R. L. Lewis	Sun Exploration and Production Company	7/22/1985	Eastland	TX	1028	299
Eastland County Commissioners	Sun Exploration and Production Company	6/8/1987	Eastland	TX
Harrison, Marilee Gibson	PHI Resources, Ltd.	3/20/1984	Comanche	TX	585	61
Porter, Ralph A, Estate	PHI Resources, Ltd.	1/4/1984	Comanche	TX	586	258
Wilbert, Mary Margaret	PHI Resources, Ltd.	10/8/1984	Comanche	TX	590	174
Jobst, Emily Anne Stewart	PHI Resources, Ltd.	1/8/1985	Comanche	TX	594	345
Cause No. 16,551	PHI Resources, Ltd.	2/27/1985	Comanche	TX	595	504
Knight, Florence Hudson	PHI Resources, Ltd.	3/14/1985	Comanche	TX	598	98
Cowie, Jean Cockrell	PHI Resources, Ltd.	3/21/1985	Comanche	TX	598	92
Watkin, Josephine C	PHI Resources, Ltd.	4/24/1985	Comanche	TX	600	50
Thornton, Josephine C	PHI Resources, Ltd.	3/21/1985	Comanche	TX	598	95
Lena K Porter, Estate	PHI Resources, Ltd.	1/4/1984	Comanche	TX	588	128
Interfirst Bank Dallas, N A	Sun	3/29/1985	Comanche	TX	600	47
Salyer, Lena C	Sun Operating Limited Partnership	12/5/1985	Comanche	TX	607	420
Osborne, William M Dr	Sun Operating Limited Partnership	12/4/1985	Comanche	TX	620	23
Cecil M Higginbotham Trust #5	Sun Operating Limited Partnership	6/24/1986	Comanche	TX	628	306
Barfield-White, Brandi	Sun Operating Limited Partnership	12/4/1985	Comanche	TX	628	318
Rufus T Higginbotham Trust	Sun Operating Limited Partnership	6/24/1986	Comanche	TX	628	310
Russell, Katherine H	Sun Operating Limited Partnership	11/6/1986	Comanche	TX	628	314
Barfield, James W	Sun Operating Limited Partnership	11/11/1986	Comanche	TX	628	303
Green, David S	Sun Operating Limited Partnership	12/19/1986	Comanche	TX	628	300
Cause-30,285/Mary Jane Rowch-Brown	PHI Resources, Ltd.	12/15/1982	Eastland	TX	811	719
Owen, Ruth Speer	PHI Resources, Ltd.	10/5/1982	Eastland	TX	808	847
Smith, Harrel	PHI Resources, Ltd.	10/5/1982	Eastland	TX	808	850
Speer, Ruth Hines	PHI Resources, Ltd.	10/5/1982	Eastland	TX	808	853
Cawley, Exia S	PHI Resources, Ltd.	10/5/1982	Eastland	TX	808	856
Slaten, Raynelle	PHI Resources, Ltd.	10/6/1982	Eastland	TX	808	860
Robertson, Sidney Lee	PHI Resources, Ltd.	11/10/1982	Eastland	TX	808	867
Lee, Maurine	PHI Resources, Ltd.	11/10/1982	Eastland	TX	816	855
Parks, Helen	PHI Resources, Ltd.	11/16/1982	Eastland	TX	817	37
Howard, Ouida	PHI Resources, Ltd.	12/28/1982	Eastland	TX	816	849
Wood, Winnevary C.	PHI Resources, Ltd.	11/3/1982	Eastland	TX	817	31
Mock, Julia B.	PHI Resources, Ltd.	11/4/1982	Eastland	TX	816	858
Falls, William R.	PHI Resources, Ltd.	12/28/1982	Eastland	TX	816	861

Lessor	Lessee	Date	County	State	Book	Page
Basham, James B	PHI Resources, Ltd.	12/21/1982	Eastland	TX	816	867
Malone, Lutitia	PHI Resources, Ltd.	12/6/1982	Eastland	TX	817	22
Wood, Milas R.	PHI Resources, Ltd.	12/6/1982	Eastland	TX	817	16
Wood, Marvin R.	PHI Resources, Ltd.	11/3/1982	Eastland	TX	817	19
Boatler, Imogene	PHI Resources, Ltd.	12/6/1982	Eastland	TX	816	828
O’Brien, T. T.	PHI Resources, Ltd.	12/13/1982	Eastland	TX	816	852
O’Brien, H. H.	PHI Resources, Ltd.	12/13/1982	Eastland	TX	817	10
Martin, Mack W.		11/3/1982	Eastland	TX	817	4
Martin, David	PHI Resources, Ltd.	11/4/1982	Eastland	TX	817	7
Altman, F. B.	PHI Resources, Ltd.	11/10/1982	Eastland	TX	811	646
Seale, Wortham H.	PHI Resources, Ltd.	10/29/1982	Eastland	TX	811	661
Seale, John D.	PHI Resources, Ltd.	11/4/1982	Eastland	TX	811	670
Baughman, Roy E	PHI Resources, Ltd.	10/29/1982	Eastland	TX	811	676
Wood, Pearl	PHI Resources, Ltd.	11/3/1982	Eastland	TX	811	682
Stubblefield, Mack M.	PHI Resources, Ltd.	11/4/1982	Eastland	TX	811	755
Nutt, Zack	PHI Resources, Ltd.	11/3/1982	Eastland	TX	811	749
Guy, Cozaree	PHI Resources, Ltd.	11/3/1982	Eastland	TX	811	752
Williams, Oleta	PHI Resources, Ltd.	11/3/1982	Eastland	TX	811	741
Stubblefield, Inus	PHI Resources, Ltd.	11/4/1982	Eastland	TX	811	743
Jennings, Esta Speer	PHI Resources, Ltd.	10/5/1982	Eastland	TX	808	815
Rutherford, Charles C.	PHI Resources, Ltd.	4/22/1983	Eastland	TX	826	234
Mansell, Steven	PHI Resources, Ltd.	3/14/1983	Eastland	TX	823	629
Stubblefield, Jack L.	PHI Resources, Ltd.	11/4/1982	Eastland	TX	823	671
Wood, Melvin A.	PHI Resources, Ltd.	11/3/1982	Eastland	TX	817	1
Koonce, Vivian L.	PHI Resources, Ltd.	4/5/1983	Eastland	TX	835	718
Frost, Alice Estel	PHI Resources, Ltd.	3/28/1984	Eastland	TX	869	240
McCall, Charles Hartman	Sun Exploration and Production Company	8/8/1984	Eastland	TX	879	24
Cotton, Mary Lucille	PHI Resources, Ltd.	8/8/1984	Eastland	TX	879	27
Speer, Robert E	Sun Exploration and Production Company	10/3/1984	Eastland	TX	899	160
Hearn, Evelyn Alderman	PHI Resources, Ltd.	11/27/1984	Eastland	TX	910	34
Mansell, Sally	PHI Resources, Ltd.	12/4/1984	Eastland	TX	910	31
Lambert, Wanda	PHI Resources, Ltd.	1/8/1985	Eastland	TX	927	229
Long, Dixie, Receiver	PHI Resources, Ltd.	5/13/1985	Eastland	TX	957	49
Austin, Michael E	PHI Resources, Ltd.	11/29/1984	Eastland	TX	961	21
Speer, Clara B	PHI Resources, Ltd.	4/8/1985	Eastland	TX	961	24
Parsons, Robert N	PHI Resources, Ltd.	11/27/1984	Eastland	TX	942	1
Stoker, Hadon Jr	PHI Resources, Ltd.	3/27/1985	Eastland	TX	967	114
Turney, Kay A	PHI Resources, Ltd.	1/29/1985	Eastland	TX	941	321
Terry, Edith Altman	PHI Resources, Ltd.	2/19/1985	Eastland	TX	941	324
Lanier, Loree M	Sun Exploration and Production Company	6/12/1985	Eastland	TX	967	111
Martin, Florence	Sun	6/12/1985	Eastland	TX	983	32
Machleid, Helen	Sun Operating Limited Partnership	5/26/1987	Eastland	TX	1187	26
Harriman, Kenneth	Sun Operating Limited Partnership	5/26/1987	Eastland	TX	1187	29
Annetta S. Davis, a widow	PHI Resources, Ltd.	11/1/1982	Eastland	TX	808	824
Nancy Lou Marcum	PHI Resources, Ltd.	11/1/1982	Eastland	TX	808	827

Lessor	Lessee	Date	County	State	Book	Page
James Ottis Davis	PHI Resources, Ltd.	11/1/1982	Eastland	TX	808	830
Evan Jane Patton and husband, Robin A. Patton	PHI Resources, Ltd.	11/1/1982	Eastland	TX	808	833
Veda Davis	PHI Resources, Ltd.	11/1/1982	Eastland	TX	808	873
Mildred Schooler, Dealing in her separate p	PHI Resources, Ltd.	11/1/1982	Eastland	TX	811	652
The United Methodist Church		9/28/1984	Eastland	TX	899	154
Trustees of Home for Retired Ministers, Inc Texas Conference The United Methodist Church	PHI Resources, Ltd.	9/28/1984	Eastland	TX	899	154
Cause-30,286/Eloise Zuspann, Rec	PHI Resources, Ltd.	12/15/1982	Eastland	TX	811	712
McBride, Mary Alice	PHI Resources, Ltd.	10/26/1982	Eastland	TX	817	108
Bowen, Addeleen H.	PHI Resources, Ltd.	11/17/1982	Eastland	TX	817	25
Watkin, Josephine E.	PHI Resources, Ltd.	11/16/1982	Eastland	TX	816	834
Boswell, Ruth	PHI Resources, Ltd.	11/17/1982	Eastland	TX	816	894
Wheatley, Tom	PHI Resources, Ltd.	11/17/1982	Eastland	TX	817	120
Askew, Allie H.	PHI Resources, Ltd.	10/14/1982	Eastland	TX	808	818
Ford, Catherine M.	PHI Resources, Ltd.	9/30/1982	Eastland	TX	808	812
Wilbert, Mary Margaret	PHI Resources, Ltd.	10/6/1982	Eastland	TX	811	655
Oliver, Charles R., Trustee	PHI Resources, Ltd.	11/17/1982	Eastland	TX	811	697
Oliver, E. A. Trustee	PHI Resources, Ltd.	11/17/1982	Eastland	TX	811	700
Fisher, Carolyn Beatrice	PHI Resources, Ltd.	11/17/1982	Eastland	TX	811	703
Wallace, John Lee Jr	PHI Resources, Ltd.	11/17/1982	Eastland	TX	811	706
Plass, Evelyn	PHI Resources, Ltd.	11/17/1982	Eastland	TX	811	709
Jobst, Emily Ann Stewart	PHI Resources, Ltd.	11/17/1982	Eastland	TX	811	736
Cienfuegos, Waldine	PHI Resources, Ltd.	11/17/1982	Eastland	TX	816	846
Waldine Cienfuegos	PHI Resources, Ltd.	11/17/1982	Eastland	TX	816	846
Virginia National Bank, Executor	PHI Resources, Ltd.	12/28/1982	Eastland	TX	823	683
Moss, Kathryn O’Donnell	PHI Resources, Ltd.	10/19/1982	Eastland	TX	835	688
Carruth, J Paul	PHI Resources, Ltd.	10/11/1983	Eastland	TX	844	921
Grissom, E C	Sun	6/11/1985	Eastland	TX	967	64
Grissom, Evelyn Christine	Sun	6/11/1985	Eastland	TX	967	67
Grissom, H L	Sun	6/11/1985	Eastland	TX	967	61
Grissom, Rita L	Sun Exploration and Production Company	6/11/1985	Eastland	TX	985	178
Thornton, Josephine C	Sun Exploration and Production Company	6/12/1985	Comanche	TX	602	361
			Eastland	TX	977	305
Cowie, Jean Cockrell	Sun Exploration and Production Company		Comanche	TX	604	245

Lessor	Lessee	Date	County	State	Book	Page
	Sun Exploration and Production Company	6/12/1985	Eastland	TX	990	155
	Sun Exploration and Production Company	3/21/1985	Erath	TX	57	389
Cause No. 32,641	Sun Operating Limited Partnership	10/28/1986	Eastland	TX	1116	150
Interfirst Bank Dallas NA	Sun Operating Limited Partnership	9/3/1986	Comanche	TX	1108	114
Cause-30,284/Dixie Long, Receiver	PHI Resources, Ltd.	12/15/1982	Eastland	TX	811	722
Higginbotham, Gary Jon	PHI Resources, Ltd.	11/2/1982	Eastland	TX	817	117
Eggemyer, Virginia Ann	Sun Exploration and Production Company	11/2/1982	Eastland	TX	817	114
Wells, Madelene L.	PHI Resources, Ltd.	10/29/1982	Eastland	TX	817	13
Brewer, John H Ind & A/I/F	PHI Resources, Ltd.	10/7/1982	Eastland	TX	808	863
Meador, Beverly Ann	PHI Resources, Ltd.	10/29/1982	Eastland	TX	811	673
Kerstetter, Frank L Jr	PHI Resources, Ltd.	11/5/1982	Eastland	TX	811	734
Bednarz, Sue	PHI Resources, Ltd.	10/13/1982	Eastland	TX	811	649
Rogers, Euella et vir	PHI Resources, Ltd.	10/13/1982	Eastland	TX	811	658
Kirk, Frank	PHI Resources, Ltd.	3/28/1983	Eastland	TX	826	359
Downing, R E	PHI Resources, Ltd.	3/27/1984	Eastland	TX	941	223
Clark, L E	PHI Resources, Ltd.	12/13/1983	Eastland	TX	862	581
Orsetti, Florence	PHI Resources, Ltd.	3/27/1984	Eastland	TX	941	219
Crow, Ben O	PHI Resources, Ltd.	2/5/1985	Eastland	TX	941	301
Hamrick, Mary C	PHI Resources, Ltd.	2/5/1985	Eastland	TX	941	304
Trumbo, Juanita Bass	PHI Resources, Ltd.	2/8/1985	Eastland	TX	967	82
Downing, Dan L	PHI Resources, Ltd.	3/11/1985	Eastland	TX	955	322
Collie, W M Jr	Sun	7/9/1985	Eastland	TX	982	216
Downing, Douglas Allan	Sun	6/19/1985	Eastland	TX	983	1
Downing, Bernice D Life Estate	Sun Exploration and Production Company	9/9/1985	Eastland	TX	1022	44
Estate of Betty Herring	Sun Operating Limited Partnership	12/18/1985	Comanche	TX	616	441
			Erath	TX	51	380
			Eastland	TX	1077	291
Cause 30,378/Eloise Zuspann, Rec	PHI Resources, Ltd.	2/15/1983	Eastland	TX	316	873
Oxsheer, William A. Ind Extr & Tr		11/8/1982	Eastland	TX	811	667
Swindell, Bernice Taylor	PHI Resources, Ltd.	9/6/1984	Eastland	TX	878	311
Zuspann, Eloise Receiver		9/18/1984	Eastland	TX	869	46
Terry, Lee Edwin	PHI Resources, Ltd.	11/27/1982	Eastland	TX	811	728
Hankins, Ruth A		12/1/1982	Eastland	TX	817	28
Hankins, Gaylord		11/23/1982	Eastland	TX	816	864
Thaxton, Earnest L.	PHI Resources, Ltd.	10/7/1985	Eastland	TX	811	664
Thaxton, Leon O.	PHI Resources, Ltd.	10/7/1985	Eastland	TX	811	679
Moorehead, Ida M.	PHI Resources, Ltd.	11/27/1982	Eastland	TX	811	688
Moorhead, Norma L.	PHI Resources, Ltd.	11/17/1985	Eastland	TX	811	725
Tate, Mrs. Z. Leone	PHI Resources, Ltd.	11/27/1982	Eastland	TX	811	731

Lessor	Lessee	Date	County	State	Book	Page
Hurst, Lois E.	PHI Resources, Ltd.	10/7/1985	Eastland	TX	811	694
Cause-30,304/Dixie Long, Rec	PHI Resources, Ltd.	12/21/1982	Eastland	TX	811	716
Rowch-Brown, Mary Jane, Receiver	PHI Resources, Ltd.	2/26/1985	Eastland	TX	927	185
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	40
Floore, Heard L Jr		1/24/1983	Eastland	TX	817	67
John Andrew Thompson Trust		1/24/1983	Eastland	TX	817	82
Frederick D Thompson Jr Trust		1/24/1983	Eastland	TX	817	85
Cleaves Rhea Thompson Trust		1/24/1983	Eastland	TX	817	79
Burgess, Bryce		1/24/1983	Eastland	TX	826	273
Thompson, Cleaves Rhea		1/24/1983	Eastland	TX	826	261
Thompson, John Andrew		1/24/1983	Eastland	TX	823	680
Thompson, Frederick Dickson Jr		1/24/1983	Eastland	TX	835	691
Burgess, Tony Lambard		3/29/1984	Eastland	TX	858	745
Burgess, John		2/15/1984	Eastland	TX	855	383
Burleson, Walter Jack	Sun Exploration and Production Company	11/6/1985	Eastland	TX	1022	12
Robbins, Barbara Burleson	Sun Exploration and Production Company	11/6/1985	Eastland	TX	1033	110
Burleson, Larry Edwards	Sun Exploration and Production Company	11/6/1985	Eastland	TX	1043	247
Yardley, William T et al	Sun Exploration and Production Company	2/25/1983	Eastland	TX	826	476
Cain, Amelia Ray	PHI Resources, Ltd.	2/1/1983	Eastland	TX	817	92
California First Bank	PHI Resources, Ltd.	5/27/1983	Eastland	TX	844	924
Zuspann, Eloise Receiver		6/1/1983	Eastland	TX	826	453
Long, Dixie, Receiver	PHI Resources, Ltd.	4/12/1985	Eastland	TX	957	28
Byers, Pauline	PHI Resources, Ltd.	2/2/1983	Eastland	TX	998	114
Lugton Charles	PHI Resources, Ltd.	3/7/1983	Eastland	TX	998	108
Porter, Bertha	PHI Resources, Ltd.	3/7/1983	Eastland	TX	998	111
Estate of Georgette L Horton		3/7/1983	Eastland	TX	998	117
Terry, Lee Edwin	Sun Exploration and Production Company	2/1/1983	Eastland	TX	816	882
Tate, Z Leone	PHI Resources, Ltd.	2/1/1983	Eastland	TX	817	61
Moorhead, Norma L	PHI Resources, Ltd.	2/1/1983	Eastland	TX	816	840
Moorhead, Ida M	PHI Resources, Ltd.	2/1/1983	Eastland	TX	862	495
Terry, Doris	PHI Resources, Ltd.	1/16/1985	Eastland	TX	927	188
Grimshaw, J. R. et ux	PHI Resources, Ltd.	1/14/1983	Eastland	TX	816	906
Brown, James E	PHI Resources, Ltd.	1/17/1983	Eastland	TX	817	52
Brown, Dr Audie A	PHI Resources, Ltd.	1/14/1983	Eastland	TX	817	43
Cogburn, H.N.	PHI Resources, Ltd.	2/1/1983	Eastland	TX	817	70

Lessor	Lessee	Date	County	State	Book	Page
Drew, Betty Cogburn	PHI Resources, Ltd.	2/1/1983	Eastland	TX	817	96
Brown, Milton D	PHI Resources, Ltd.	1/19/1983	Eastland	TX	823	665
Estate of Mildred A Brown	PHI Resources, Ltd.	2/28/1983	Eastland	TX	823	662
Brown, Robert C et al	PHI Resources, Ltd.	1/25/1983	Eastland	TX	823	796
Brown, Patricia Dawn	PHI Resources, Ltd.	1/24/1983	Eastland	TX	823	743
Cowan, Elizabeth Anne	PHI Resources, Ltd.	1/21/1983	Eastland	TX	823	737
Huff, Bonnye Brown	PHI Resources, Ltd.	2/4/1983	Eastland	TX	823	761
Pazdral, Lucille Brown	Sun Exploration and Production Company	2/4/1983	Eastland	TX	823	677
Cogburn, James L.	PHI Resources, Ltd.	2/1/1983	Eastland	TX	834	33
Peel, Nell Cogburn	PHI Resources, Ltd.	8/3/1983	Eastland	TX	834	31
Henry, Anita J	PHI Resources, Ltd.	2/28/1983	Eastland	TX	835	667
Long, Dixie, Receiver	PHI Resources, Ltd.	4/12/1985	Eastland	TX	957	32
Lewis, Dorace Pearl	Sun Exploration and Production Company	2/3/1983	Eastland	TX	817	88
White, Eva Herrington		12/28/1982	Eastland	TX	817	132
Rushing, Bradley Ind&As Indp Extr		12/27/1982	Eastland	TX	817	165
Maxcey, R Lee et ux		12/27/1982	Eastland	TX	817	99
Rushing, M. F. et ux		12/27/1982	Eastland	TX	816	900
Barham, Edward Earl	PHI Resources, Ltd.	10/27/1982	Eastland	TX	817	111
Yousey, Karen	Sun Exploration and Production Company	12/28/1982	Eastland	TX	817	126
Barham, Raymond		10/27/1982	Eastland	TX	808	878
Rushing, Stanley	PHI Resources, Ltd.	12/28/1982	Eastland	TX	817	123
Barham, Gerald Lynn	PHI Resources, Ltd.	10/27/1982	Eastland	TX	823	758
Fairweather, Wilma		12/28/1982	Eastland	TX	826	172
Griffin, Gordon M Jr	PHI Resources, Ltd.	4/15/1985	Eastland	TX	967	57
Queen, W D Jr	PHI Resources, Ltd.	3/7/1983	Eastland	TX	826	416
Potter, Helen S Ind & As AIF	PHI Resources, Ltd.	10/5/1982	Eastland	TX	808	836
Calinson, Evelyn Potter	PHI Resources, Ltd.	10/5/1982	Eastland	TX	808	840
Brunner, Jack		3/7/1983	Eastland	TX	826	364
Schimmel, Mai-Fare Willis	PHI Resources, Ltd.	11/7/1983	Eastland	TX	879	16
Dexter, Kathryn F., Trustee	Sun Exploration and Production Company	8/1/1985	Eastland	TX	998	188
Dexter, Harold G.	Sun Exploration and Production Company	8/1/1985	Eastland	TX	998	185
Singleton, L. E.		11/11/1982	Comanche	TX	552	197
Benbrook, Charlyne H et vir	PHI Resources, Ltd.	11/22/1982	Comanche	TX	560	84
Merrick, Jack R.	PHI Resources, Ltd.	1/25/1983	Comanche	TX	560	92
Harrison, Marilee Gibson		3/20/1984	Comanche	TX	585	58
Shaw, Lanell/Receiver Cause #		4/24/1984	Comanche	TX	580	226
Terry, Lee Edwin		11/27/1982	Comanche	TX	596	228
Moorhead, Norma L.	PHI Resources, Ltd.	11/27/1982	Comanche	TX	552	231
Moorhead, Ida M	PHI Resources, Ltd.	11/27/1982	Comanche	TX	552	204

Lessor	Lessee	Date	County	State	Book	Page
Tate, Z Leone		11/27/1982	Comanche	TX	596	231
			Eastland	TX	957	1
Terry, Lee Edwin		11/27/1982	Comanche	TX	552	243
Moorhead, Norma L.		11/27/1982	Comanche	TX	552	235
Moorhead, Ida M.		11/27/1982	Comanche	TX	552	208
Tate, Z. Leone		11/27/1982	Comanche	TX	552	200
Magee, Henry Done III Indiv	PHI Resources, Ltd.	10/28/1982	Comanche	TX	553	59
Raff, Jacqueline	PHI Resources, Ltd.	10/28/1982	Comanche	TX	560	80
McLeod, Helen	PHI Resources, Ltd.	7/17/1984	Comanche	TX	583	456
McLeod, Hubert H.	PHI Resources, Ltd.	7/10/1984	Comanche	TX	583	461
Williamson, Mark	PHI Resources, Ltd.	7/17/1984	Comanche	TX	583	459
Shaw, Lanell/Receiver Cause #		6/25/1984	Comanche	TX	580	234
Magee, L. Holt	PHI Resources, Ltd.	1/6/1984	Comanche	TX	584	492
Brian, Juanita Sayles	Sun Exploration and Production Company	7/17/1984	Comanche	TX	584	494
Logan, Raymond S	PHI Resources, Ltd.	3/1/1984	Comanche	TX	580	288
Riess, Maida Magee	Sun Exploration	9/7/1984	Comanche	TX	586	161
Magee, Charles		10/29/1982	Comanche	TX	586	164
Beckham, W J	PHI Resources, Ltd.	7/10/1984	Comanche	TX	586	167
Young, Mary	PHI Resources, Ltd.	9/26/1984	Comanche	TX	588	150
Reaves, R H	PHI Resources, Ltd.	9/26/1984	Comanche	TX	590	111
Holden, Opal Mae	PHI Resources, Ltd.	9/26/1984	Comanche	TX	590	108
McPhail, Suzanne Reaves		9/26/1984	Comanche	TX	590	105
Magee, Marshall	PHI Resources, Ltd.	9/7/1984	Comanche	TX	592	159
Magee, Amy	PHI Resources, Ltd.	9/7/1984	Comanche	TX	592	152
Magee, Jean	PHI Resources, Ltd.	9/7/1984	Comanche	TX	592	149
Magee, Judson	PHI Resources, Ltd.	9/7/1984	Comanche	TX	592	146
Reaves, Evelyn Oden	Sun Exploration and Production Company	6/5/1985	Comanche	TX	599	474
Reaves, Madline B	Sun	6/5/1985	Comanche	TX	600	262
Stockton, Jack		10/29/1982	Comanche	TX	553	103
	PHI Resources, Ltd.		Erath	TX	32	375
Stockton, Reginal Cay		11/2/1982	Comanche	TX	553	107
	PHI Resources, Ltd.		Erath	TX	32	371
Williams, Lanell Shaw	PHI Resources, Ltd.	5/31/1985	Comanche	TX	599	472
			Erath	TX	46	174
LaGrange, Bryan Keith	Sun Exploration and Production Company	10/28/1985	Comanche	TX	607	413
			Eastland	TX	48	370
Fortenberry, LaDonna Faye	Sun Operating Limited Partnership	9/8/1986	Comanche	TX	621	436
			Erath	TX	53	380
Singleton, L. E.	PHI Resources, Ltd.	11/11/1982	Comanche	TX	553	95
			Erath	TX	32	367
Askew, Allie H.	PHI Resources, Ltd.	10/26/1982	Comanche	TX	552	228
			Erath	TX	32	248
Herndon, Louis Williams	PHI Resources, Ltd.	10/21/1982	Comanche	TX	552	225
			Erath	TX	32	252

Lessor	Lessee	Date	County	State	Book	Page
Ford, Catherine M.		10/20/1982	Comanche	TX	552	221
	PHI Resources, Ltd.		Erath	TX	32	256
Meadors, Martha P.		11/5/1982	Comanche	TX	553	63
			Erath	TX	32	339
O’Connell, Gladys P.	PHI Resources, Ltd.	11/5/1982	Comanche	TX	553	75
			Erath	TX	32	351
Pipes, Robert Lee		11/3/1982	Comanche	TX	553	79
	Sun Exploration		Erath	TX	32	355
Sharp, Ruth Short		11/9/1982	Comanche	TX	553	83
	PHI Resources, Ltd.		Erath	TX	32	363
Short, H. R.	PHI Resources, Ltd.	11/9/1982	Comanche	TX	553	87
				TX	32	379
Short, J. D.	PHI Resources, Ltd.	11/9/1982	Comanche	TX	553	91
			Erath	TX	32	383
Voss, Nina P.	PHI Resources, Ltd.	11/5/1982	Comanche	TX	553	123
			Erath	TX	32	395
Camerlo, Natalie Mayfield		1/5/1983	Comanche	TX	561	501
	PHI Resources, Ltd.		Erath	TX	33	393
Jane C Adams Estate No. 201479		12/28/1982	Comanche	TX	561	498
			Erath	TX	33	490
Bennett, Mary ElizabethTrust		12/28/1982	Comanche	TX	560	68
			Erath	TX	32	811
McBride, Mary Alice		10/26/1982	Comanche	TX	560	88
			Erath	TX	32	848
Mayfield, Joseph A		1/5/1983	Comanche	TX	560	59
	Sun Exploration		Erath	TX	32	845
Moss, Kethryn O’Donnell		10/26/1982	Comanche	TX	567	280
			Erath	TX	35	227
Herndon, William T.		10/20/1982	Comanche	TX	568	120
	PHI Resources, Ltd.		Erath	TX	35	216
Fleming, Elizabeth Herndon		10/20/1982	Comanche	TX	568	96
	PHI Resources, Ltd.		Erath	TX	34	674
Cause No. 15, 910		4/29/1983	Comanche	TX	560	95
			Erath	TX	32	972
Benbrook, Charlyne	PHI Resources, Ltd.	11/22/1982	Comanche	TX	560	72
			Erath	TX	32	801
Herndon, Charles H.	PHI Resources, Ltd.	10/22/1982	Erath	TX	40	232
Merrick, Jack R.	PHI Resources, Ltd.	1/25/1983	Comanche	TX	561	506
				TX	33	472
Harrison, Marilee Gibson		3/20/1984	Erath	TX	41	150
Porter, Ralph A., Estate	PHI Resources, Ltd.	1/4/1984	Erath	TX	42	256
			Eastland	TX	870	162
Wilbert, Mary Margaret		10/8/1984	Erath	TX	43	91
Jobst, Emily Anne Stewart	PHI Resources, Ltd.	1/8/1985	Erath	TX	44	48

Lessor	Lessee	Date	County	State	Book	Page
Cause No. 16,551	PHI Resources, Ltd.	2/27/1985	Erath	TX	43	432
Knight, Florence Hudson	PHI Resources, Ltd.	3/14/1985	Erath	TX	45	129
Cowie, Jean Cockrell	PHI Resources, Ltd.	3/21/1985	Erath	TX	45	124
Watkin, Josephine C.	PHI Resources, Ltd.	4/24/1985	Erath	TX	46	169
Thornton, Josephine C.	PHI Resources, Ltd.	3/21/1985	Erath	TX	45	145
Lena K. Porter, Estate	PHI Resources, Ltd.	1/4/1984	Erath	TX	43	73
Lena K. Porter, Estate	PHI Resources, Ltd.	1/4/1984	Erath	TX	43	78
Lena K Porter, Estate	PHI Resources, Ltd.	1/4/1984	Eastland	TX	878	306
InterFirst Bank Dallas, N.A.	Sun	3/29/1985	Erath	TX	46	96
Salyer, Lena C.	Sun Operating Limited Partnership	12/5/1985	Erath	TX	48	373
Osborne, William M. Dr.	Sun Operating Limited Partnership	12/4/1985	Erath	TX	53	46
Cecil M. Higginbotham Trust #5	Sun Operating Limited Partnership	6/24/1986	Erath	TX	53	182
Barfield-White, Brandi	Sun Operating Limited Partnership	12/4/1985	Erath	TX	53	151
Rufus T. Higginbotham Trust	Sun Operating Limited Partnership	6/24/1986	Erath	TX	53	165
Russell, Katherine H.	Sun Operating Limited Partnership	11/6/1986	Erath	TX	53	189
Barfield, James W.	Sun Operating Limited Partnership	11/11/1986	Erath	TX	58	191
Green, David S.	Sun Operating Limited Partnership	12/19/1986	Erath	TX	58	196
MacFarlane, Dani Dell		6/17/1983	Eastland	TX	832	843
Smith, G. B.	PHI Resources, Ltd.	3/25/1983	Eastland	TX	826	219
Ketchum, Zetha Mae	PHI Resources, Ltd.	3/25/1983	Eastland	TX	826	331
Smith, Burlin D.	PHI Resources, Ltd.	3/25/1983	Eastland	TX	826	326
Griffin, Etta F.	PHI Resources, Ltd.	3/25/1983	Eastland	TX	826	224
Smith, Vernon	PHI Resources, Ltd.	3/25/1983	Eastland	TX	826	226
Clark, L E		2/7/1983	Eastland	TX	816	843
Powers, Woodrow M.	PHI Resources, Ltd.	6/17/1983	Eastland	TX	832	744
Hamrick, Mary C	PHI Resources, Ltd.	4/15/1983	Eastland	TX	826	407
Grim, Albert	PHI Resources, Ltd.	7/19/1983	Eastland	TX	833	18
Dillon, Frances Grim	PHI Resources, Ltd.	7/19/1983	Eastland	TX	834	206
Grim, Isaac	PHI Resources, Ltd.	7/19/1983	Eastland	TX	832	793
Montgomery, Susan Grim	PHI Resources, Ltd.	7/19/1983	Eastland	TX	832	775
Grim, Leonard	PHI Resources, Ltd.	7/19/1983	Eastland	TX	834	203
Gordon, Gladys		6/1/1983	Eastland	TX	832	864
Grim, Donald	PHI Resources, Ltd.	7/19/1983	Eastland	TX	832	769
Grim, Lotus L.	PHI Resources, Ltd.	5/17/1983	Eastland	TX	834	200
Cheek, Clyde	PHI Resources, Ltd.	3/25/1983	Eastland	TX	823	627
Cheek, Lula Mae	PHI Resources, Ltd.	3/25/1983	Eastland	TX	823	625
Gallagher, Norval D.	PHI Resources, Ltd.	2/28/1983	Eastland	TX	823	731
Cutting, Ethel Beryle Gallagher	PHI Resources, Ltd.	2/28/1983	Eastland	TX	823	610
Hamilton, Jeanette	PHI Resources, Ltd.	3/25/1983	Eastland	TX	823	721

Lessor	Lessee	Date	County	State	Book	Page
Noland, Geraldine	PHI Resources, Ltd.	3/25/1983	Eastland	TX	823	634
Slocum, Joyce	PHI Resources, Ltd.	3/25/1983	Eastland	TX	823	653
Hips, Virginia M.	PHI Resources, Ltd.	3/25/1983	Eastland	TX	823	723
Griffin, Gordon M, Jr.		3/16/1983	Eastland	TX	826	314
Crow, Ben O.	PHI Resources, Ltd.	3/15/1983	Eastland	TX	823	755
Heckman, Violet	PHI Resources, Ltd.	6/1/1983	Eastland	TX	832	855
Nowlin, Toni J.	PHI Resources, Ltd.	6/17/1983	Eastland	TX	832	870
Smith, Roy L.	PHI Resources, Ltd.	3/25/1983	Eastland	TX	832	739
Simmons, H. B.	PHI Resources, Ltd.	7/25/1983	Eastland	TX	835	670
Sharp, Betty Jean Grim	PHI Resources, Ltd.	7/19/1983	Eastland	TX	834	209
Grim, Jerry	PHI Resources, Ltd.	7/19/1983	Eastland	TX	834	212
Anderson, Daisy J.	PHI Resources, Ltd.	6/29/1983	Eastland	TX	835	638
Haskins, Florence Jean	PHI Resources, Ltd.	6/1/1983	Eastland	TX	835	641
Miranda, Maxine	PHI Resources, Ltd.	6/29/1983	Eastland	TX	834	197
McNeely, Peggy Jean	PHI Resources, Ltd.	4/5/1983	Eastland	TX	823	694
Thomas, Adah B.	PHI Resources, Ltd.	7/25/1983	Eastland	TX	835	635
Grim, Vinton G.	PHI Resources, Ltd.	7/19/1983	Eastland	TX	844	952
Hrachovy, Bertha L	PHI Resources, Ltd.	3/25/1983	Eastland	TX	855	411
Smith, Robert B.	PHI Resources, Ltd.	3/25/1983	Eastland	TX	855	409
Kelsey, Richard	Sun	6/19/1985	Eastland	TX	973	13
Blalock, Mrs H H	Sun	6/19/1985	Eastland	TX	970	95
Grim, George W	Sun	7/23/1985	Eastland	TX	977	300
Green, John R	Sun	7/25/1985	Eastland	TX	977	316
Jennings, Della Doris Green	Sun	7/25/1985	Eastland	TX	977	313
DeWitt, Susie M	PHI Resources, Ltd.	3/15/1983	Eastland	TX	948	197
Deacon, Frank Lindsley	Sun	7/25/1985	Eastland	TX	983	14
Hardage, Earl N	Sun	7/31/1985	Eastland	TX	983	17
Deacon, Claude Harold	Sun	7/25/1985	Eastland	TX	983	11
Flint, Fannie Lee Jones	Sun	7/30/1985	Eastland	TX	983	8
Phillips, Peggy Green	Sun	7/25/1985	Eastland	TX	983	5
Smith, Maylon R	Sun Exploration and Production Company	7/30/1985	Eastland	TX	990	167
Allen, Billie Bob	Sun Exploration and Production Company	8/1/1985	Eastland	TX	990	164
Robinson, Eloise Green	Sun Exploration and Production Company	7/25/1985	Eastland	TX	990	158
Hoag Memorial Hospital	Sun Exploration and Production Company	8/6/1985	Eastland	TX	990	161
Smith, Billy C.	Sun Exploration and Production Company	7/30/1985	Eastland	TX	998	270
Gossett, Thomas F.	Sun Exploration and Production Company	8/1/1985	Eastland	TX	998	191
Linn, Leola	Sun Exploration and Production Company	8/19/1985	Eastland	TX	998	273
Bird, Nadine	Sun Exploration and Production Company	8/19/1985	Eastland	TX	998	276
Newton, Mary Powers	Sun Exploration and Production Company	9/25/1985	Eastland	TX	1000	171
Fitzgerald, Marilyn Fern	Sun Exploration and Production Company	8/19/1985	Eastland	TX	1003	32

Lessor	Lessee	Date	County	State	Book	Page
Shelton, Mabel	Sun Exploration and Production Company	8/27/1985	Eastland	TX	1005	210
Hodges, Paula Joe	Sun Exploration and Production Company	9/25/1985	Eastland	TX	1016	23
Powers, Joe Bailey Jr	Sun Exploration and Production Company	9/25/1985	Eastland	TX	1016	27
Barfield, R Spencer	Sun Operating Limited Partnership	12/4/1985	Eastland	TX	1022	48
Davenport, Catherine O	Sun Operating Limited Partnership	12/4/1985	Comanche	TX	607	443
			Erath	TX	48	395
			Eastland	TX	1022	60
Higginbotham, Joseph M III	Sun Exploration and Production Company	12/4/1985	Comanche	TX	607	439
			Erath	TX	48	390
	Sun Exploration and Production Company		Eastland	TX	1022	56
Ramsower, Ethel Lee	Sun Exploration and Production Company	12/4/1985	Comanche	TX	607	435
			Erath	TX	48	385
			Eastland	TX	1022	52
Gossett, Ken Preston	Sun Exploration and Production Company	8/19/1985	Eastland	TX	1033	116
Simons, Florence M	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1077	250
Martin, Ivan E	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1077	253
Barfield, J. Peyton Jr.	Sun Operating Limited Partnership	12/4/1985	Comanche	TX	611	509
			Erath	TX	50	283
			Eastland	TX	1033	123
Rathkamp, Margaret O	Sun Operating Limited Partnership	12/4/1985	Comanche	TX	611	505
			Erath	TX	50	324
	Sun Exploration and Production Company		Eastland	TX	1033	119
J Lanham Hibbinbotham Jr Testamentary	Sun Operating Limited Partnership	12/4/1985	Comanche	TX	611	501
			Erath	TX	50	302
			Eastland	TX	1043	283
Josephine H Knight Trust	Sun Operating Limited Partnership	1/6/1986	Comanche	TX	611	497
			Erath	TX	50	297
			Eastland	TX	1043	287
Bremer, Suzanne	Sun Operating Limited Partnership	1/6/1986	Comanche	TX	611	493
			Erath	TX	50	288
			Eastland	TX	1043	291
Lamb, Elizabeth S	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1077	268

Lessor	Lessee	Date	County	State	Book	Page
Keetch, R M	Sun Operating Limited Partnership	5/23/1986	Eastland	TX	1077	271
Johnson, Robert C Trustee 7	Sun Operating Limited Partnership	6/19/1986	Eastland	TX	1098	120
Scott, Helen L	Sun Operating Limited Partnership	6/19/1986	Eastland	TX	1098	129
Hickerson, Willie Pauline	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1093	43
Fisher, Florence R	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1093	37
Mock, Mary Oliver	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1093	40
Schuster, Anita Jean	Sun Operating Limited Partnership	6/19/1986	Eastland	TX	1098	126
Giddiens, Blanche Helen	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1098	123
Evans, Dorothy Jean	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1098	114
Maddux, Ollie Grace	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1098	117
Kane, Dorothy	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1098	132
Jackson, Geraldine	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1093	25
Adams, Corene	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1093	28
Terry, Jack E	Sun Operating Limited Partnership	6/10/1986	Eastland	TX	1098	199
Estate of Frances E Terry	Sun Operating Limited Partnership	6/10/1986	Eastland	TX	1098	202
Vaughn, Mickey Jo	Sun Operating Limited Partnership	6/10/1986	Eastland	TX	1098	211
Terry, Beatrice Evelyn	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1098	217
Keetch, Rodney Lee	Sun Operating Limited Partnership	6/10/1986	Eastland	TX	1093	34
Terry, Mildred	Sun Operating Limited Partnership	6/10/1986	Eastland	TX	1098	205
Pace, Cecile O	Sun Operating Limited Partnership	8/11/1986	Eastland	TX	1098	214
Turner, Irene Wilma	Sun Operating Limited Partnership	6/10/1986	Eastland	TX	1093	31
Holeman, Carolyn Jean	Sun Operating Limited Partnership	6/10/1986	Eastland	TX	1098	208
Zickefoose, Leota Magdalene	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1116	73
Martin, Harold Clarence	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1116	61
Martin, Albert Charles	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1116	67

Lessor	Lessee	Date	County	State	Book	Page
Martin, Earl Wilford	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1116	64
Tomson, Louise L	Sun Operating Limited Partnership	8/19/1986	Eastland	TX	1116	444
Tomson, Travis E	Sun Operating Limited Partnership	8/19/1986	Eastland	TX	1116	36
Campbell, Reha Juan	Sun Operating Limited Partnership	7/24/1986	Eastland	TX	1116	46
West, Jennie Lynn	Sun Operating Limited Partnership	7/24/1986	Eastland	TX	1116	49
Richter, R V Jr	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1116	33
Hullquist, Patricia Ann	Sun Operating Limited Partnership	6/10/1986	Eastland	TX	1116	30
Vaughn, Donna Sue	Sun Operating Limited Partnership	9/5/1986	Eastland	TX	1116	27
Slaughter, Clyde C	Sun Operating Limited Partnership	9/16/1986	Eastland	TX	1116	24
Mitchell, Ellen T	Sun Operating Limited Partnership	6/10/1986	Eastland	TX	1116	58
Burton, Mary Wells	Sun Operating Limited Partnership	8/11/1986	Eastland	TX	1116	52
Gospel Lighthouse Church Inc	Sun Operating Limited Partnership	8/29/1986	Eastland	TX	1116	38
Hale, Charles R	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1116	41
Gossett, Jack W	Sun Operating Limited Partnership	7/24/1986	Eastland	TX	1116	55
Armendariz, Patricia P	Sun Exploration and Production Company	8/27/1985	Eastland	TX	1116	70
Lancaster, Alice O	Sun Operating Limited Partnership	8/11/1986	Eastland	TX	1108	98
Griffith, Norma H	Sun Operating Limited Partnership	10/6/1986	Eastland	TX	1122	28
Higginbotham, John T Jr	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1122	22
Campbell, Joyce H	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1121	314
Duncan, Jane Cotney	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1122	16
Trim, Laura D	Sun Operating Limited Partnership	10/9/1986	Eastland	TX	1122	40
Trim, Jerrold M Trustee	Sun Operating Limited Partnership	10/9/1986	Eastland	TX	1122	37
Worsham, Harriet L	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1121	317
Hartman, Ruth L	Sun Operating Limited Partnership	10/6/1986	Eastland	TX	1122	31
Higginbotham, Elizabeth B	Sun Operating Limited Partnership	10/6/1986	Eastland	TX	1122	7

Lessor	Lessee	Date	County	State	Book	Page
Reeves, Eleanor N	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1121	311
Roger, Ellen H	Sun Operating Limited Partnership	10/6/1986	Eastland	TX	1122	19
Petree, Jean	Sun Operating Limited Partnership	6/19/1986	Eastland	TX	1121	323
Seay, Nancy B	Sun Operating Limited Partnership	10/7/1986	Eastland	TX	1122	10
Nash, Josephine M Indiv &	Sun Operating Limited Partnership	10/8/1986	Eastland	TX	1122	25
Smith, Mae Louise Mosley	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1122	34
Seay, Harry L III	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1121	320
Oglesby, Margaret S	Sun Operating Limited Partnership	10/7/1986	Eastland	TX	1121	308
Boggess, James H Jr	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1122	4
Works, John V	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1122	43
Works, Nina B	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1122	13
Brick, Orpha Katherine	Sun Operating Limited Partnership	7/24/1986	Eastland	TX	1121	302
Martin, George J	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1121	305
Collins, Beth Cooper Decsd	Sun Operating Limited Partnership	11/5/1986	Eastland	TX	1122	1
DeLaune, Wanda	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1122	66
Kelsey, Cecil	Sun Operating Limited Partnership	11/11/1986	Eastland	TX	1141	49
Kelsey, Harry	Sun Operating Limited Partnership	11/11/1986	Eastland	TX	1141	52
Adkisson, Betty	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1128	119
Rowntree, Josephine Life Est	Sun Operating Limited Partnership	11/24/1986	Eastland	TX	1141	26
Huey, Mary Elizabeth	Sun Operating Limited Partnership	10/16/1986	Eastland	TX	1141	23
Montgomery, Robert Lawrence	Sun Operating Limited Partnership	10/17/1986	Eastland	TX	1141	20
Carta, Joseph Richard Indiv	Sun Operating Limited Partnership	10/27/1986	Eastland	TX	1141	17
Allen, Beverly	Sun Operating Limited Partnership	10/16/1986	Eastland	TX	1141	11
Rowntree, Opal	Sun Operating Limited Partnership	10/17/1986	Eastland	TX	1141	14
Massengale, Joanne	Sun Operating Limited Partnership	10/16/1986	Eastland	TX	1141	5

Lessor	Lessee	Date	County	State	Book	Page
Estate of Ruth N. Porter Decd	Sun Operating Limited Partnership	10/8/1986	Eastland	TX	1141	8
Rohde, Marguerite Marie	Sun Operating Limited Partnership	10/16/1986	Eastland	TX	1141	1
Lindsley, Henry D III	Sun Operating Limited Partnership	10/6/1986	Eastland	TX	1140	322
Mosley, Robert A Jr	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1140	325
Twombly, Margaret B	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1140	319
Martin, Harold William	Sun Operating Limited Partnership	9/16/1986	Eastland	TX	1140	316
Gould, A J et ux	Sun Operating Limited Partnership	11/11/1986	Eastland	TX	1140	307
McHugh, Katherine S	Sun Operating Limited Partnership	10/7/1986	Eastland	TX	1140	310
Nash, Rufus W	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1140	313
Sadler, Jeannette	Sun Operating Limited Partnership	10/16/1986	Eastland	TX	1140	295
Bowen, Carolyn Cooper	Sun Operating Limited Partnership	11/5/1986	Eastland	TX	1140	301
Trim, Heather	Sun Operating Limited Partnership	10/9/1986	Eastland	TX	1140	298
Stoneham, Harriet H	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1140	304
Works, George W III	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1140	286
Leary, Nancy A Works	Sun Operating Limited Partnership	10/1/1986	Eastland	TX	1140	289
Worley, Barbara Individ &	Sun Operating Limited Partnership	10/17/1986	Eastland	TX	1141	32
Jenkins, Wanda Bee Langkiet	Sun Operating Limited Partnership	11/5/1986	Eastland	TX	1140	292
Stroope, Joanne	Sun Operating Limited Partnership	11/24/1986	Eastland	TX	1140	283
Schreck, Clara	Sun Operating Limited Partnership	10/16/1986	Eastland	TX	1141	29
Cause 32,691, Dixie Long as Receiver	Sun Operating Limited Partnership	12/3/1986	Eastland	TX	1141	39
Cause 32,691, Dixie Long as Receiver for	Sun Operating Limited Partnership	12/3/1986	Eastland	TX	1141	35
Terry, Gene Paul	Sun Operating Limited Partnership	10/28/1986	Eastland	TX	1141	46
Wyatt, Carolina Alice Hicks	Sun Operating Limited Partnership	11/11/1986	Eastland	TX	1141	43
Kelley, Frances L	Sun Operating Limited Partnership	6/19/1986	Eastland	TX	1167	292
Grim, Andrew Calvin	Sun Operating Limited Partnership	2/10/1987	Eastland	TX	1167	295

Lessor	Lessee	Date	County	State	Book	Page
Rowntree, Winston	Sun Operating Limited Partnership	10/17/1986	Eastland	TX	1167	274
Martin, Bernice Kathryn	Sun Operating Limited Partnership	11/11/1986	Eastland	TX	1167	277
Hilton, Phyllis Jeanne L	Sun Operating Limited Partnership	11/5/1986	Eastland	TX	1167	289
Workman, Harold	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1167	283
Trim, Meredith	Sun Operating Limited Partnership	10/9/1986	Eastland	TX	1167	280
Higginbotham, R Wilson Jr	Sun Operating Limited Partnership	10/8/1986	Eastland	TX	1167	286
Smallin, W Dow	Sun Exploration and Production Company	6/27/1985	Eastland	TX	1167	263
Smallin, Marjorie Hutto	Sun Exploration and Production Company	7/1/1985	Eastland	TX	1167	266
Smallin, Guy V	Sun Exploration and Production Company	7/8/1985	Eastland	TX	1167	269
Strynadka, Doris Rexelle S	Sun Exploration and Production Company	7/1/1985	Eastland	TX	1137	271
Mullineaux, Brad E	Sun Operating Limited Partnership	3/12/1987	Eastland	TX	1187	32
Greenhaw, Ford et ux	PHI Resources, Ltd.	6/23/1983	Eastland	TX	332	735
Davis, J. Howard		11/16/1982	Eastland	TX	811	746
Miears, R. S. et ux		11/2/1982	Eastland	TX	811	685
Clark, L E		12/8/1982	Eastland	TX	811	691
McNeely, Peggy Jean et vir	PHI Resources, Ltd.	11/22/1982	Eastland	TX	811	738
Cheek, Clyde	PHI Resources, Ltd.	1/5/1983	Eastland	TX	817	153
Slocum, Joyce	PHI Resources, Ltd.	1/5/1983	Eastland	TX	817	105
Hamilton, Jeanette	PHI Resources, Ltd.	1/5/1983	Eastland	TX	817	102
Noland, Geraldine	PHI Resources, Ltd.	1/5/1983	Eastland	TX	817	156
Cutting, Ethel Beryle Gallagher	PHI Resources, Ltd.	11/11/1982	Eastland	TX	816	831
Gallagher, Norval D.	PHI Resources, Ltd.	11/12/1982	Eastland	TX	817	64
Hrachovy, Bertha L	PHI Resources, Ltd.	1/11/1983	Eastland	TX	817	144
Smith, Burlin D.	PHI Resources, Ltd.	1/11/1983	Eastland	TX	817	147
Smith, Vernon	PHI Resources, Ltd.	1/11/1983	Eastland	TX	817	150
Smith, Billy C.	PHI Resources, Ltd.	1/6/1983	Eastland	TX	817	141
Smith, Robert B.	PHI Resources, Ltd.	1/13/1983	Eastland	TX	817	138
Smith, Roy L.	PHI Resources, Ltd.	1/11/1983	Eastland	TX	817	135
Blalock, Mrs H H	PHI Resources, Ltd.	12/21/1982	Eastland	TX	816	891
Kelsey, Richard	PHI Resources, Ltd.	12/21/1982	Eastland	TX	816	876
Kelsey, Cecil E.	PHI Resources, Ltd.	12/21/1982	Eastland	TX	817	159
Kelsey, Harry	PHI Resources, Ltd.	12/21/1982	Eastland	TX	817	162
Simmons, H. B.	PHI Resources, Ltd.	1/10/1983	Eastland	TX	817	73
Grim, George W.	PHI Resources, Ltd.	1/3/1983	Eastland	TX	816	897
Hips, Virginia M.	PHI Resources, Ltd.	1/5/1983	Eastland	TX	823	688
Cheek, Lula Mae	PHI Resources, Ltd.	1/5/1983	Eastland	TX	823	746
Smith, G. B.	PHI Resources, Ltd.	1/6/1983	Eastland	TX	823	764
Pattillo, Mary Ruth		12/21/1982	Eastland	TX	823	668

Lessor	Lessee	Date	County	State	Book	Page
Ketchum, Z. M.	PHI Resources, Ltd.	1/11/1983	Eastland	TX	835	644
Grim, George W	Sun	5/22/1985	Eastland	TX	967	48
Hilton, Rosa Lafern Smallin	Sun	6/27/1985	Eastland	TX	970	104
Gossett, Rufus A	Sun	8/1/1985	Eastland	TX	983	23
Moore, Lola Avita Hawkins		2/16/1983	Erath	TX	33	948
			Eastland	TX	823	674
Riley, Coy E.	PHI Resources, Ltd.	4/5/1983	Erath	TX	33	999
			Eastland	TX	823	778
Riley, N.E.	PHI Resources, Ltd.	4/5/1983	Erath	TX	33	1004
			Eastland	TX	823	752
Branum, Billie Jean	PHI Resources, Ltd.	3/14/1983	Erath	TX	33	919
			Eastland	TX	823	700
Dunman, Jo Ann	PHI Resources, Ltd.	3/14/1983	Erath	TX	33	952
			Eastland	TX	823	703
Hawkins, Jerry Ind and	PHI Resources, Ltd.	3/14/1983	Erath	TX	33	960
			Eastland	TX	823	616
Huckaby, Ella June		3/14/1983	Erath	TX	33	964
			Eastland	TX	823	706
Prestridge, Peggy Joyce	PHI Resources, Ltd.	3/14/1983	Erath	TX	33	995
			Eastland	TX	823	619
Koonce, Ben	PHI Resources, Ltd.	1/12/1983	Erath	TX	33	973
			Eastland	TX	823	697
Hawkins, Jimmy		3/14/1983	Erath	TX	33	956
			Eastland	TX	823	709
Hawkins, Larry Joe	PHI Resources, Ltd.	3/14/1983	Erath	TX	34	483
			Eastland	TX	826	221
Wiegand, Jannie		3/14/1983	Erath	TX	34	503
			Eastland	TX	826	208
Koonce, Jim	PHI Resources, Ltd.	1/26/1983	Erath	TX	33	421
			Eastland	TX	816	879
Koonce, Lorene	PHI Resources, Ltd.	1/21/1983	Erath	TX	33	417
			Eastland	TX	817	46
Long, Dixie Receiver		2/15/1983	Erath	TX	33	425
			Eastland	TX	817	76
Burns, Eva Marie	PHI Resources, Ltd.	1/18/1983	Erath	TX	33	389
			Eastland	TX	816	885
Joiner, Marion	Sun Exploration and Production Company	1/17/1983	Erath	TX	33	413
			Eastland	TX	817	55
McClaran, William C.	Sun Exploration and Production Company	1/18/1983	Erath	TX	37	23
			Eastland	TX	844	747
Brown, Vera Koonce		1/20/1983	Erath	TX	40	499
			Eastland	TX	832	753
Hawkins, Opal	PHI Resources, Ltd.	1/8/1985	Erath	TX	44	44
			Eastland	TX	910	5
Hawkins, Jack	PHI Resources, Ltd.	1/29/1985	Erath	TX	44	294
			Eastland	TX	927	191

Lessor	Lessee	Date	County	State	Book	Page
Buskirk, Lola Van		1/28/1983	Erath	TX	32	859
Maloy, Billy Ed	PHI Resources, Ltd.	5/12/1983	Erath	TX	33	987
Carter, Bernella	PHI Resources, Ltd.	1/28/1983	Erath	TX	32	816
Lovell, Dorothy Maloy	Sun Exploration and Production Company	1/27/1983	Erath	TX	32	836
Kennedy, Leota Maloy		1/28/1983	Erath	TX	32	833
Baird, Charles F.	PHI Resources, Ltd.	1/26/1983	Erath	TX	32	805
Bacon, Laverne Baird	PHI Resources, Ltd.	1/27/1983	Erath	TX	32	808
Roscini, Shannon	PHI Resources, Ltd.	1/31/1983	Erath	TX	32	856
Maloy, Doris	PHI Resources, Ltd.	2/3/1983	Erath	TX	33	440
Maloy, Iza	PHI Resources, Ltd.	1/31/1983	Erath	TX	33	448
Maloy, Dessie	PHI Resources, Ltd.	1/28/1983	Erath	TX	33	436
Parks, Dorthy, f/k/a Dorthy	PHI Resources, Ltd.	2/1/1983	Erath	TX	33	481
Maloy, David	PHI Resources, Ltd.	2/1/1983	Erath	TX	33	428
Maloy, Retta Gene	PHI Resources, Ltd.	1/31/1983	Erath	TX	33	460
Pittman, Nola May	PHI Resources, Ltd.	1/31/1983	Erath	TX	33	477
Baird, Roger G.	PHI Resources, Ltd.	1/27/1983	Erath	TX	33	381
Elkins, Juanita Baird	PHI Resources, Ltd.	1/27/1983	Erath	TX	33	405
Hobson, Coralyn	PHI Resources, Ltd.	3/15/1983	Erath	TX	33	409
Maloy, Michael	PHI Resources, Ltd.	3/15/1983	Erath	TX	33	456
Maloy, William	PHI Resources, Ltd.	3/15/1983	Erath	TX	33	464
Maloy, Delton		1/28/1983	Erath	TX	33	432
Curlock, Margaret Louise	Sun Exploration and Production Company	1/28/1983	Erath	TX	33	397
Maloy, Elvin		1/28/1983	Erath	TX	33	444
Johnson, Ora May	PHI Resources, Ltd.	6/13/1983	Erath	TX	35	220
Cole, Teresa E.	PHI Resources, Ltd.	6/1/1983	Erath	TX	33	944
Baird, Mamie Jo	PHI Resources, Ltd.	2/29/1984	Erath	TX	39	252
Baird, Forrest F.	PHI Resources, Ltd.	1/27/1983	Erath	TX	35	213
Maloy, Patrick A.	PHI Resources, Ltd.	3/1/1984	Erath	TX	39	292
Draper, Eunice		4/4/1983	Erath	TX	39	266
Maloy, Dolores	PHI Resources, Ltd.	6/13/1983	Erath	TX	43	74
Colopy, Emma	PHI Resources, Ltd.	1/22/1985	Erath	TX	45	439
Maloy, Charles Lynn	PHI Resources, Ltd.	1/22/1985	Erath	TX	49	57
Allen, James M	Sun Exploration and Production Company	6/10/1985	Eastland	TX	967	193
Kirk, Frank		6/7/1983	Eastland	TX	826	181
Armstrong, Sonya Sue Ruff	PHI Resources, Ltd.	4/4/1985	Erath	TX	46	233
	PHI Resources, Ltd.		Eastland	TX	967	174
Juby, Fred, Trustee	PHI Resources, Ltd.	4/4/1985	Erath	TX	45	449
			Eastland	TX	961	73
Watch Tower Bible & Tract	PHI Resources, Ltd.	5/3/1985	Eastland	TX	977	308
Allen, Leona E	PHI Resources, Ltd.	12/27/1983	Eastland	TX	855	416
Morrissey, Thomas F.	PHI Resources, Ltd.	4/14/1983	Eastland	TX	826	333
McDermott, Margaret Mary	PHI Resources, Ltd.	4/25/1983	Eastland	TX	826	339
Hogan, David William	PHI Resources, Ltd.	4/25/1983	Eastland	TX	826	240
Hogan, Frank B.	PHI Resources, Ltd.	4/25/1983	Eastland	TX	826	336

Lessor	Lessee	Date	County	State	Book	Page
Hogan, Ann Elizabeth	PHI Resources, Ltd.	4/25/1983	Eastland	TX	826	211
Blakley, Patrick	Sun Exploration and Production Company	4/25/1983	Eastland	TX	826	214
Blakley, Thomas G Ind and Remainderman	PHI Resources, Ltd.	4/25/1983	Eastland	TX	826	245
Blakley, Howard L	PHI Resources, Ltd.	3/3/1983	Eastland	TX	823	691
Smith, Martha Germany	PHI Resources, Ltd.	4/12/1983	Eastland	TX	823	784
Davis, Marilyn Germany	PHI Resources, Ltd.	4/12/1983	Eastland	TX	823	641
Powers, Grace B	PHI Resources, Ltd.	3/3/1983	Eastland	TX	832	701
Powell, Betty J	PHI Resources, Ltd.	2/28/1983	Eastland	TX	823	772
Edmondson, Marzie F Askew	PHI Resources, Ltd.	12/27/1983	Eastland	TX	855	418
Blakley, John	PHI Resources, Ltd.	1/26/1984	Eastland	TX	855	413
Guthery, C M et ux	PHI Resources, Ltd.	12/15/1983	Eastland	TX	855	420
Newman, Vagia Germany	Sun Exploration and Production Company	4/12/1983	Eastland	TX	864	254
Christner, Catherine Ann	PHI Resources, Ltd.	4/18/1984	Eastland	TX	862	583
Christner, John Drue	PHI Resources, Ltd.	4/18/1984	Eastland	TX	862	585
First Wichita National Bank, Trustee	PHI Resources, Ltd.	3/14/1984	Eastland	TX	869	58
Continental Nat’l Bank of Fort Worth,		5/2/1984	Eastland	TX	869	55
First Wichita Nat’l Bank of Wichita	PHI Resources, Ltd.	3/14/1984	Eastland	TX	869	61
Shirts, Sally Blakley	PHI Resources, Ltd.	11/16/1983	Eastland	TX	901	133
Shaw, J Arnold Gdn for	PHI Resources, Ltd.	12/4/1984	Eastland	TX	927	226
Trumbull, William E	PHI Resources, Ltd.	1/8/1985	Eastland	TX	941	307
Hogan, John Andrew	PHI Resources, Ltd.	4/2/1985	Eastland	TX	967	85
Hogan, John A.	PHI Resources, Ltd.	4/25/1983	Eastland	TX	1003	29
Blakley, Michael H	PHI Resources, Ltd.	12/12/1984	Eastland	TX	1005	203
Blakley, Kevin	Sun Operating Limited Partnership	7/8/1986	Eastland	TX	1098	167
Germany, Julius M	Sun Operating Limited Partnership	5/23/1986	Eastland	TX	1108	90
Griffin, Gordon M Jr	Sun Operating Limited Partnership	1/7/1988	Eastland	TX	1227	97
Finley, Fred	Sun Exploration and Production Company	4/25/1983	Eastland	TX	826	242
Finley, Jean	PHI Resources, Ltd.	4/25/1983	Eastland	TX	826	237
Finley, Elmer W	PHI Resources, Ltd.	4/25/1983	Eastland	TX	826	264
White, Sam W Jr		4/25/1983	Eastland	TX	826	410
White, Lois Alene		4/25/1983	Eastland	TX	826	386
Westmoreland, Elsie White	PHI Resources, Ltd.	4/25/1983	Eastland	TX	826	392
White, J L		4/25/1983	Eastland	TX	826	247
White, Horace		4/25/1983	Eastland	TX	826	267
White, Carlton		4/25/1983	Eastland	TX	826	389
Stokes, Ceba White	PHI Resources, Ltd.	4/25/1983	Eastland	TX	826	447
Odle, Wanda Joyce		4/25/1983	Eastland	TX	826	395

Lessor	Lessee	Date	County	State	Book	Page
Preston, Alma Laverne Walker		4/25/1983	Eastland	TX	826	435
Eubank, Lee Nell Walker	PHI Resources, Ltd.	4/25/1983	Eastland	TX	826	423
McCarty, Ben Ed		4/25/1983	Eastland	TX	834	146
McCarty, Ronald Lee		4/25/1983	Eastland	TX	826	426
Lewis, R.G.	Sun Exploration and Production Company	5/16/1984	Eastland	TX	858	767
Harris, Freda Beth Walker	PHI Resources, Ltd.	3/1/1984	Eastland	TX	869	64
Kelly, Don	PHI Resources, Ltd.	2/15/1984	Comanche	TX	586	317
			Eastland	TX	869	143
Brown, Mary F	PHI Resources, Ltd.	2/15/1984	Comanche	TX	586	320
			Eastland	TX	869	149
King, Marjorie P.	PHI Resources, Ltd.	2/15/1984	Comanche	TX	586	314
			Eastland	TX	869	146
Patterson, James L., Jr.	PHI Resources, Ltd.	2/15/1984	Comanche	TX	586	311
			Eastland	TX	869	140
Rice, Nancy Brown	PHI Resources, Ltd.	2/14/1984	Comanche	TX	586	308
			Eastland	TX	869	152
Overton, Dewey K.		4/19/1983	Eastland	TX	823	775
Alsabrook, Myrtle C.		5/2/1983	Eastland	TX	826	398
Oliver, L. Jay	PHI Resources, Ltd.	5/19/1983	Eastland	TX	826	441
Mansker, Clois	PHI Resources, Ltd.	5/19/1983	Eastland	TX	826	178
Powell, Grace Bishop	PHI Resources, Ltd.	5/24/1983	Eastland	TX	826	279
Doggett, Mary Margaret		5/24/1983	Eastland	TX	826	371
Mozley, Vivian Bishop	PHI Resources, Ltd.	5/24/1983	Eastland	TX	826	444
Bishop, Jack G Et Ux		5/18/1983	Eastland	TX	826	438
Oliver, Mrs, John H.	Sun Exploration and Production Company	5/5/1983	Eastland	TX	826	377
Kirk, Frank	PHI Resources, Ltd.	5/2/1983	Eastland	TX	826	355
Tyler, Charles R.		4/21/1983	Eastland	TX	826	231
Overton, James S.	PHI Resources, Ltd.	5/24/1983	Eastland	TX	832	867
Overton, Lowell Scott	PHI Resources, Ltd.	5/24/1983	Eastland	TX	832	827
Safley, Allene	Sun Exploration and Production Company	7/11/1983	Eastland	TX	832	830
Hardesty, Peggy	PHI Resources, Ltd.	7/21/1983	Eastland	TX	834	182
Bishop, Gary	PHI Resources, Ltd.	7/22/1983	Eastland	TX	834	167
Harlow, Sherry	PHI Resources, Ltd.	7/22/1983	Eastland	TX	834	179
Archer, Jessie Bishop	PHI Resources, Ltd.	7/22/1983	Eastland	TX	834	170
Hill, Jeanetta Fields	PHI Resources, Ltd.	5/4/1983	Eastland	TX	832	833
Oliver, Jerry Don	PHI Resources, Ltd.	7/21/1983	Eastland	TX	832	763
Sandifer, Ruby Lee		7/15/1983	Eastland	TX	832	722
Whitener, Bennie Mae		7/15/1983	Eastland	TX	832	725
Williams, Glenn L		7/15/1983	Eastland	TX	832	719
Durham, Frankie W.	Sun Exploration and Production Company	8/30/1983	Eastland	TX	835	661
Lisman, Julia Parker	PHI Resources, Ltd.	8/4/1983	Eastland	TX	834	161
Parrish, Doniece Parker	PHI Resources, Ltd.	8/3/1983	Eastland	TX	834	157
McClellan, Gladys W.	Sun Exploration and Production Company	4/27/1983	Eastland	TX	835	658

Lessor	Lessee	Date	County	State	Book	Page
Oliver, Eugene		7/5/1983	Eastland	TX	834	164
Rose, Donna	PHI Resources, Ltd.	7/20/1983	Eastland	TX	834	191
Bishop, Larry	Sun Exploration and Production Company	7/22/1983	Eastland	TX	835	655
Bryant, Jerry		7/22/1983	Eastland	TX	834	185
Henager, Joan K.	PHI Resources, Ltd.	7/20/1983	Eastland	TX	834	176
Oliver, John H., Jr.	PHI Resources, Ltd.	7/21/1983	Eastland	TX	834	188
Oliver, Larry	PHI Resources, Ltd.	7/21/1983	Eastland	TX	834	173
Pennington, Judy Ann	PHI Resources, Ltd.	7/21/1983	Eastland	TX	834	194
Brewer, John H Indiv & A/N/F		4/27/1983	Eastland	TX	826	419
Bishop, Lucyle		4/19/1983	Eastland	TX	823	659
Hargrove, Beryl	PHI Resources, Ltd.	4/19/1983	Eastland	TX	823	781
Oliver, Donald Ray	Sun Exploration and Production Company	5/11/1983	Eastland	TX	826	368
McLin, Burley		4/19/1983	Eastland	TX	823	787
Bishop, Bryan N		5/5/1983	Eastland	TX	826	380
Goff, Cecil		5/19/1983	Eastland	TX	826	320
Archer, Faye Bishop	PHI Resources, Ltd.	4/19/1983	Eastland	TX	823	656
Shinn, Jean	PHI Resources, Ltd.	9/26/1983	Eastland	TX	845	106
Hauser, Robert C	PHI Resources, Ltd.	12/1/1983	Eastland	TX	845	88
McCrary, Mary H	PHI Resources, Ltd.	12/1/1983	Eastland	TX	845	91
Hussey, Doris Hauser	PHI Resources, Ltd.	12/2/1983	Eastland	TX	845	94
Hensley, Jessie Birch	PHI Resources, Ltd.	11/8/1983	Eastland	TX	845	97
Bryant, Margaret C	PHI Resources, Ltd.	3/12/1984	Eastland	TX	855	565
Carlisle, Ruth Brister		4/2/1984	Eastland	TX	855	583
Shaw, Guy G.	PHI Resources, Ltd.	3/21/1984	Eastland	TX	855	559
Armstrong, Ruby P.	PHI Resources, Ltd.	3/21/1984	Eastland	TX	858	764
Luibel, Janet Hauser	PHI Resources, Ltd.	12/2/1983	Eastland	TX	855	589
Hauser, Milton G	PHI Resources, Ltd.	11/30/1983	Eastland	TX	855	592
Fulton, Ellenor Hauser		12/1/1983	Eastland	TX	855	595
Pavel, Mary	PHI Resources, Ltd.	4/2/1984	Eastland	TX	855	586
Luker, Henry E.	PHI Resources, Ltd.	3/12/1984	Eastland	TX	855	571
Estate of Della Weatherly Allen		3/12/1984	Eastland	TX	855	574
Shelmire, Louise B.	PHI Resources, Ltd.	3/21/1984	Eastland	TX	855	580
Shelmire, David	PHI Resources, Ltd.	3/22/1984	Eastland	TX	858	761
Millsaps, R.M. Jr.	PHI Resources, Ltd.	3/21/1984	Eastland	TX	855	568
Luker, Joe Ann	PHI Resources, Ltd.	3/12/1984	Eastland	TX	855	562
Shelmire, Jesse Bedford IV		3/22/1984	Eastland	TX	855	577
Overturf, Norma		12/29/1983	Eastland	TX	855	601
Turner, Captola		12/29/1983	Eastland	TX	855	616
Willett, Ruth	Sun Exploration and Production Company	12/29/1983	Eastland	TX	855	618
Recknagle, Vivian Jean		12/29/1983	Eastland	TX	855	607
Parish, Juanita	PHI Resources, Ltd.	2/1/1984	Eastland	TX	855	604
Bishop, James Harold	PHI Resources, Ltd.	12/29/1983	Eastland	TX	855	613
Claiborne, Mahala Young	Sun Exploration and Production Company	4/2/1984	Eastland	TX	862	612
Carlisle, E A Jr		4/2/1984	Eastland	TX	862	615

Lessor	Lessee	Date	County	State	Book	Page
Chilton, Margaret H	PHI Resources, Ltd.	7/9/1984	Eastland	TX	864	362
Fields, Vada	PHI Resources, Ltd.	7/9/1984	Eastland	TX	864	359
Dally, Ruth Pate	PHI Resources, Ltd.	4/2/1984	Eastland	TX	869	195
Carroll, Benjamin Roland		7/9/1984	Eastland	TX	869	192
Wynne, Buck J Jr Estate	Sun Exploration and Production Company	3/21/1984	Eastland	TX	869	189
Monning, Adele W.	PHI Resources, Ltd.	3/21/1984	Eastland	TX	869	177
Riley, Jewell Owens	Sun Exploration and Production Company	3/21/1984	Eastland	TX	869	180
Wynne, Buck J.		3/21/1984	Eastland	TX	869	204
Wroe, Nancy	Sun Exploration and Production Company	3/21/1984	Eastland	TX	869	186
Wynne, Adele Bruce		3/21/1984	Eastland	TX	869	201
Wynne, Toddie L. Estate		3/21/1984	Eastland	TX	869	198
Dobson, Richard M.		3/21/1984	Eastland	TX	869	210
Duncan, G. Cameron	Sun Exploration and Production Company	3/27/1984	Eastland	TX	869	213
Thomas, Effie Pate		4/2/1984	Eastland	TX	869	216
Carroll, Sally Ann	Sun Exploration and Production Company	7/9/1984	Comanche	TX	869	237
Fooshee, Wynona M.	Sun Exploration and Production Company	7/9/1984	Eastland	TX	869	222
Hershey, Olive Duncan	PHI Resources, Ltd.	7/9/1984	Eastland	TX	869	234
Life, Ada	Sun Exploration and Production Company	3/21/1984	Eastland	TX	869	231
Wynne, Cordon R.		3/21/1984	Eastland	TX	869	228
Pate, Estelle M.	Sun Exploration and Production Company	4/2/1984	Eastland	TX	869	225
Dobson, Mary Louise		3/21/1984	Eastland	TX	869	207
Steck, Ann Lucille	Sun Exploration and Production Company	4/6/1984	Eastland	TX	869	219
Pate, Grover Roy Jr		4/2/1984	Eastland	TX	869	183
Bishop, Marshall	Sun Exploration and Production Company	8/22/1983	Eastland	TX	879	21
Cole, Linda D	PHI Resources, Ltd.	12/29/1983	Eastland	TX	855	598
Taylor, Ruby E	Sun	6/25/1985	Eastland	TX	973	19
Burkett, Robert William	Sun Operating Limited Partnership	4/17/1986	Eastland	TX	1077	259
Jones, Shannon Jr	Sun Operating Limited Partnership	4/22/1986	Eastland	TX	1077	262
Brazile, Robert S	Sun Operating Limited Partnership	4/25/1986	Eastland	TX	1077	265
Henderson, Catherine Tucker	Sun Operating Limited Partnership	4/22/1986	Eastland	TX	1093	4
Jones, Patricia	Sun Operating Limited Partnership	4/22/1986	Eastland	TX	1093	7
Sahlin, Mary Lou	Sun Operating Limited Partnership	4/23/1986	Eastland	TX	1093	10

Lessor	Lessee	Date	County	State	Book	Page
Baker, Harold Lee	Sun Operating Limited Partnership	4/23/1986	Eastland	TX	1093	16
Johnson, Tom L Jr	Sun Operating Limited Partnership	4/23/1986	Eastland	TX	1093	22
Hammond, Claude B Jr	Sun Operating Limited Partnership	4/23/1986	Eastland	TX	1093	19
Baker, Louise Cocke	Sun Operating Limited Partnership	7/14/1986	Eastland	TX	1098	187
Blain, Rosemary	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1098	196
Priddy, Velma	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1098	193
Lanham, Lorraine	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1098	190
Heath, Hubert Harold	Sun Operating Limited Partnership	6/5/1986	Eastland	TX	1093	13
Fields, Vada	Sun Operating Limited Partnership	8/13/1986	Eastland	TX	1098	184
Holmesly, S F	Sun Operating Limited Partnership	5/30/1986	Eastland	TX	1116	133
Hershey, Michael	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1116	139
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	70
Webb, Mavis Ann	Sun Operating Limited Partnership	8/19/1986	Eastland	TX	1108	93
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	46
Simmons, Dick Bedford	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1122	72
Helm, Susan Hershey	Sun Operating Limited Partnership	9/24/1986	Eastland	TX	1122	69
Springston, Hugh et al	Sun Operating Limited Partnership	9/25/1986	Eastland	TX	1122	75
Stieren, Jennifer Louise	Sun Operating Limited Partnership	10/29/1986	Eastland	TX	1140	241
Stieren, Georgia Ann As	Sun Operating Limited Partnership	10/29/1986	Eastland	TX	1140	244
Stieren, Georgia Ann	Sun Operating Limited Partnership	10/29/1986	Eastland	TX	1140	247
Goodwin, Rose H	Sun Operating Limited Partnership	5/1/1986	Eastland	TX	1140	262
Simmons, Don Hobson	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1140	265
Walker, Charlene Louise	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1140	268
Angus G Wynne Jr Test. Trust	Sun Operating Limited Partnership	8/19/1986	Eastland	TX	1140	253
Bedford S Wynne Test. Trust	Sun Operating Limited Partnership	8/19/1986	Eastland	TX	1140	250

Lessor	Lessee	Date	County	State	Book	Page
Nemo S Wynne Estate Agency	Sun Operating Limited Partnership	8/19/1986	Eastland	TX	1140	256
Harrison, James M	Sun Operating Limited Partnership	10/27/1986	Eastland	TX	1140	259
Chamberlain, George E Jr	Sun Operating Limited Partnership	11/10/1986	Eastland	TX	1140	274
Simmons, William Duncan	Sun Operating Limited Partnership	11/21/1986	Eastland	TX	1140	271
Short, Brita Bishop Life Est	Sun Operating Limited Partnership	11/6/1986	Eastland	TX	1140	277
Pierce, Mae	Sun Operating Limited Partnership	10/9/1986	Eastland	TX	1140	280
Kaye, Marie	Sun Operating Limited Partnership	2/18/1987	Eastland	TX	1167	302
Blosser, Nettie Et Ux	Sun Operating Limited Partnership	2/2/1987	Eastland	TX	1167	298
Wadley Institute of Molecular Medicine	Sun Operating Limited Partnership	9/29/1986	Eastland	TX	1187	37
Griffin, Gordon M Jr	Sun Operating Limited Partnership	1/12/1988	Eastland	TX	1227	94
Ballou Enterprises, Inc.	Sun Operating Limited Partnership	1/12/1988	Eastland	TX	1227	100
Rutherford, Charles C.		4/22/1983	Eastland	TX	826	282
Griffin, Gordon M, Jr.		4/21/1983	Eastland	TX	826	311
Stone, Virginia P.		4/21/1983	Eastland	TX	826	255
Cooper, John W.	PHI Resources, Ltd.	4/21/1983	Eastland	TX	826	250
Cooper, James V.	PHI Resources, Ltd.	4/21/1983	Eastland	TX	832	705
Davis, Imogene		4/21/1983	Eastland	TX	826	258
Crabtree, Theresa Lillian	PHI Resources, Ltd.	4/11/1984	Eastland	TX	855	547
Huestis, Ruth		2/29/1984	Eastland	TX	855	514
Agnew, Martin Lee	PHI Resources, Ltd.	2/1/1984	Eastland	TX	855	535
Agnew, Gene Arlin		2/9/1984	Eastland	TX	858	523
Doak, Mary Debra	PHI Resources, Ltd.	2/1/1984	Eastland	TX	855	523
Turknett, R.A.		1/30/1984	Eastland	TX	855	532
Skiles, Mercie C.		2/1/1984	Eastland	TX	855	520
Gamble, Mildred C.	PHI Resources, Ltd.	2/1/1984	Eastland	TX	855	538
Agnew, Edith	PHI Resources, Ltd.	2/3/1984	Eastland	TX	855	517
Huestis, Kenneth Wayne	PHI Resources, Ltd.	4/11/1984	Eastland	TX	855	544
Boyd, Gloria Gaye		4/11/1984	Eastland	TX	855	553
First United Methodist Church		4/12/1984	Eastland	TX	957	21
Hutton, Ruth Huestis		2/29/1984	Eastland	TX	855	526
Huestis, Horace Gene	PHI Resources, Ltd.	4/11/1984	Eastland	TX	855	550
Huestis, Robert Don	PHI Resources, Ltd.	4/11/1984	Eastland	TX	855	541
Rowch-Brown, Mary Jane Receiver		6/8/1983	Eastland	TX	826	463
Brandon, John W	PHI Resources, Ltd.	3/1/1984	Eastland	TX	855	529
Cisco Lyons Noon Club		6/4/1984	Eastland	TX	862	606
Cox, Nancy Ann	Sun Exploration	4/11/1984	Eastland	TX	858	749

Lessor	Lessee	Date	County	State	Book	Page
Huestis, Kenneth Wayne	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	235
Huestis, Horace Gene	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	238
Hutton, Ruth Huestis	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	241
Skiles, Mercie C.	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	244
Doak, Mary Debra	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	247
Turknett, R A	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	254
Agnew, Martin Lee	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	257
First United Methodist	PHI Resources, Ltd.	1/22/1985	Eastland	TX	927	250
Huestis, Ruth	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	260
Agnew, Edith	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	263
Agnew, Gene Arlin	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	266
Huestis, Robert Don	PHI Resources, Ltd.	1/7/1985	Eastland	TX	927	232
Ervin, Andrew Jackson	PHI Resources, Ltd.	1/15/1985	Eastland	TX	927	269
Cox, Nancy Ann	PHI Resources, Ltd.	1/7/1985	Eastland	TX	941	310
Boyd, Gloria Gaye	PHI Resources, Ltd.	1/7/1985	Eastland	TX	941	313
Richardson, Othella Agnew	PHI Resources, Ltd.	4/18/1985	Eastland	TX	961	10
Minor, Lillian Ervin	PHI Resources, Ltd.	2/14/1985	Eastland	TX	961	17
Cisco Lions Noon Club	PHI Resources, Ltd.	4/8/1985	Eastland	TX	973	16
Minor, Lillian Ervin	Sun Operating Limited Partnership	2/14/1986	Eastland	TX	1043	274
Ervin, Leonard L	Sun Operating Limited Partnership	2/14/1986	Eastland	TX	1043	271
Rodgers, Nell Ervin	Sun Operating Limited Partnership	2/14/1986	Eastland	TX	1043	268
Ervin, Clarence Weldon	Sun Operating Limited Partnership	4/8/1986	Eastland	TX	1066	36
Duke, Sandra	Sun Operating Limited Partnership	6/5/1986	Eastland	TX	1098	181
Crabtree, Theresa Lillian	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1092	323
Gamble, Mildred C.	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1093	1
Estate of Louise Scott Baker	Sun Exploration and Production Company	7/25/1985	Comanche	TX	602	373
			Erath	TX	47	39
			Eastland	TX	977	319
Interfirst Bank Fort Worth, Tr	Sun Exploration and Production Company	9/27/1985	Comanche	TX	607	423
			Erath	TX	48	376
			Eastland	TX	1005	213
Long, Dixie Receiver		8/28/1984	Eastland	TX	864	260
Long, Dixie, Receiver	PHI Resources, Ltd.	2/26/1985	Eastland	TX	927	173
Carruth, Donald Richard	PHI Resources, Ltd.	1/8/1985	Comanche	TX	598	45
			Erath	TX	45	117
			Eastland	TX	941	316
Betcher, Machelle Renee	PHI Resources, Ltd.	1/8/1985	Comanche	TX	600	63
			Erath	TX	46	83
			Eastland	TX	961	81

Lessor	Lessee	Date	County	State	Book	Page
Betcher, Carl Richard	PHI Resources, Ltd.	1/8/1985	Comanche	TX	598	52
			Erath	TX	45	112
			Eastland	TX	927	220
Barry, Howard	PHI Resources, Ltd.	7/20/1983	Eastland	TX	832	788
Gregg, Mary Lou		7/20/1983	Eastland	TX	832	791
McJilton, Lucille		7/20/1983	Eastland	TX	834	103
Barry, Lucille	PHI Resources, Ltd.	7/26/1983	Eastland	TX	834	263
Zuspann, Eloise, Receiver		7/12/1984	Eastland	TX	562	485
Colwick, Grace Chandler	PHI Resources, Ltd.	2/15/1985	Eastland	TX	941	270
Chandler, Randolph C	PHI Resources, Ltd.	2/15/1985	Eastland	TX	941	272
Chandler, Joseph A	PHI Resources, Ltd.	2/15/1985	Eastland	TX	941	274
Chandler, Frances Tate	PHI Resources, Ltd.	2/15/1985	Eastland	TX	941	276
Stubbeman, Sue	PHI Resources, Ltd.	3/5/1985	Eastland	TX	957	107
Estes, Carroll Cox	PHI Resources, Ltd.	2/27/1985	Eastland	TX	957	109
Estes, Carl L II	PHI Resources, Ltd.	5/2/1985	Eastland	TX	967	42
Cox, R E III	Sun	5/16/1985	Eastland	TX	967	25
Estes, Carroll Lynn Dr	PHI Resources, Ltd.	2/27/1985	Eastland	TX	967	28
Nash, Mary Jane	PHI Resources, Ltd.	5/16/1985	Eastland	TX	967	31
White, Betty	PHI Resources, Ltd.	2/19/1985	Eastland	TX	967	36
Davis, Henry Ann Chandler	PHI Resources, Ltd.	2/20/1985	Eastland	TX	967	39
Howard, Carolyn	PHI Resources, Ltd.	3/5/1985	Eastland	TX	967	45
Swenson, Sherron Carroll	PHI Resources, Ltd.	3/5/1985	Eastland	TX	967	33
Chandler, Fred C Jr	PHI Resources, Ltd.	2/20/1985	Eastland	TX	970	89
Mulloy, Thomas N	PHI Resources, Ltd.	2/15/1985	Eastland	TX	970	128
Mulloy, James N Jr	PHI Resources, Ltd.	2/15/1985	Eastland	TX	970	131
Mulloy, James N	Sun	6/5/1985	Eastland	TX	970	134
Mulloy, James N	PHI Resources, Ltd.	2/15/1985	Eastland	TX	970	125
Chandler, Helen White	PHI Resources, Ltd.	2/15/1985	Eastland	TX	983	213
Chandler, James H	PHI Resources, Ltd.	2/15/1985	Eastland	TX	983	216
Chandler, William Edward	PHI Resources, Ltd.	2/15/1985	Eastland	TX	983	210
Chandler, W M Jr	PHI Resources, Ltd.	2/15/1985	Eastland	TX	983	219
Chandler, Earl Harrison	Sun	2/20/1985	Eastland	TX	982	222
Cox, Roscoe Earl III	Sun	5/16/1985	Eastland	TX	982	225
Westmoreland, Elsie Della	Sun Operating Limited Partnership	3/3/1986	Eastland	TX	1066	6
White, Horace	Sun Operating Limited Partnership	3/3/1986	Eastland	TX	1066	8
Stokes, Ceba White	Sun Operating Limited Partnership	2/12/1986	Eastland	TX	1066	11
White, J L	Sun Operating Limited Partnership	2/13/1986	Eastland	TX	1066	14
Eubank, Lee Nell Walker	Sun Operating Limited Partnership	5/20/1986	Eastland	TX	1077	221
White, Lois Alene	Sun Operating Limited Partnership	2/12/1986	Eastland	TX	1077	218

Lessor	Lessee	Date	County	State	Book	Page
Harris, Freda Beth Walker	Sun Operating Limited Partnership	5/20/1986	Eastland	TX	1092	276
Odle, Wanda Joyce Walker	Sun Operating Limited Partnership	5/20/1986	Eastland	TX	1092	273
Preston, Alma Laverne Walker	Sun Operating Limited Partnership	5/20/1986	Eastland	TX	1092	279
Riddle, Dana W	PHI Resources, Ltd.	2/11/1983	Eastland	TX	823	749
Zuspann, Eloise Receiver		6/8/1983	Eastland	TX	826	193
Herrington, John Bryon	PHI Resources, Ltd.	2/5/1985	Eastland	TX	960	312
Grounds, Marylin I	PHI Resources, Ltd.	1/29/1985	Eastland	TX	960	309
Herrington, Douglas Edward	PHI Resources, Ltd.	2/5/1985	Eastland	TX	960	306
Fitzgerald, Dorothea Gregory		4/4/1983	Comanche	TX	560	65
Shaw, Lanell/Receiver Cause #	PHI Resources, Ltd.	12/9/1983	Comanche	TX	582	255
Ward, Romalu Gregory	PHI Resources, Ltd.	5/7/1985	Comanche	TX	599	476
Gregory, Izella M	Sun	6/12/1985	Comanche	TX	599	479
Essary, Jeanette	Sun	6/12/1985	Comanche	TX	600	259
Lane, Katherine Kight	Sun Operating Limited Partnership	8/13/1986	Comanche	TX	619	506
Kight, Max Hamilton	Sun Operating Limited Partnership	8/13/1986	Comanche	TX	621	463
Lewis, R L		9/17/1983	Eastland	TX	835	724
Battendield, Elaine		8/1/1984	Eastland	TX	864	270
Fitzgerald, Dorothea Gregory	PHI Resources, Ltd.	4/4/1983	Comanche	TX	560	62
Shaw, Lanell/Rec Cause No. 172		12/9/1983	Comanche	TX	582	259
Rowch-Brown, Mary Jane, Receiver	PHI Resources, Ltd.	8/23/1983	Eastland	TX	832	711
Bednarz, Sue Dollins	PHI Resources, Ltd.	2/15/1985	Eastland	TX	960	270
Rogers, Euella	PHI Resources, Ltd.	2/15/1985	Eastland	TX	960	273
Teague, Sam		6/8/1983	Eastland	TX	832	697
Williams, William H	PHI Resources, Ltd.	11/29/1984	Eastland	TX	910	19
Williams, Joseph Rogers	PHI Resources, Ltd.	11/29/1984	Eastland	TX	910	22
Stevens, Alice Williams	PHI Resources, Ltd.	11/29/1984	Eastland	TX	910	25
Langston, Elizabeth Williams	PHI Resources, Ltd.	11/29/1984	Eastland	TX	910	28
Long, Dixie	Sun	6/25/1985	Eastland	TX	969	53
Anderson, Elizabeth Russell	PHI Resources, Ltd.	10/3/1983	Erath	TX	37	3
Vestal, Jones Lewis		9/12/1983	Erath	TX	34	945
			Eastland	TX	834	221
Griffin, Gordon M. Jr.	PHI Resources, Ltd.	9/1/1983	Erath	TX	35	235
			Eastland	TX	835	675
Griffin, Gordon M. Jr.	PHI Resources, Ltd.	9/1/1983	Erath	TX	34	951
			Eastland	TX	834	218
Gardner, Betty Rhe	PHI Resources, Ltd.	9/1/1983	Erath	TX	35	223

Lessor	Lessee	Date	County	State	Book	Page
			Eastland	TX	835	672
Taylor, Viewlene	PHI Resources, Ltd.	9/1/1983	Erath	TX	34	939
			Eastland	TX	834	215
McKenzie, Carolyn Meacham	PHI Resources, Ltd.	12/2/1983	Erath	TX	37	27
			Eastland	TX	844	927
Timmis, R.C.	PHI Resources, Ltd.	12/1/1983	Erath	TX	37	68
			Eastland	TX	844	939
Hoffman, Walton Russell	PHI Resources, Ltd.	12/1/1983	Erath	TX	37	11
			Eastland	TX	844	942
Griffin, Willis Fred		10/6/1983	Erath	TX	37	7
			Eastland	TX	844	936
Reynolds, Billy F.		9/1/1983	Erath	TX	37	40
			Eastland	TX	844	930
Way, Weldon A.		9/1/1983	Erath	TX	37	73
			Eastland	TX	844	933
Tornow, Jeanne Maupin	PHI Resources, Ltd.	12/13/1983	Erath	TX	38	335
			Eastland	TX	855	351
Gummelt, Tommie Lynn		3/19/1984	Erath	TX	38	236
			Eastland	TX	855	328
Long, Dixie Receiver		3/13/1984	Erath	TX	38	270
			Eastland	TX	855	221
Griffin, Gordon M. Jr.	PHI Resources, Ltd.	9/1/1983	Erath	TX	39	261
			Eastland	TX
Speaks, Pauline	PHI Resources, Ltd.	10/6/1983	Erath	TX	38	322
			Eastland	TX	855	339
Wyle, Ianthe	Sun Exploration	12/5/1983	Erath	TX	38	348
			Eastland	TX	855	359
Woolham, Valentine M. Maupin	PHI Resources, Ltd.	12/5/1983	Erath	TX	38	343
			Eastland	TX	855	343
Fox, Evelyn Ann	PHI Resources, Ltd.	12/13/1983	Erath	TX	38	202
			Eastland	TX	855	347
Hoffman, John Gordon	PHI Resources, Ltd.	12/1/1983	Erath	TX	38	254
			Eastland	TX	855	355
Gummelt, Tommie Lynn	Sun Exploration	3/19/1984	Erath	TX	38	241
			Eastland	TX	855	363
Martin, Lilla Lou	PHI Resources, Ltd.	12/13/1983	Erath	TX	38	275
			Eastland	TX	855	332
Gummelt, Bobby F.	Sun Exploration	3/19/1984	Erath	TX	39	277
			Eastland	TX	858	738
Griffin, Gordon M. Jr.		3/23/1984	Erath	TX	39	255
			Eastland	TX	858	729
Gummelt, Bobby F.		3/19/1984	Erath	TX	39	282
			Eastland	TX	858	742
Staub, Estelle	PHI Resources, Ltd.	9/1/1983	Erath	TX	40	250
			Eastland	TX	862	548
Reynolds, William W.	PHI Resources, Ltd.	9/12/1985	Erath	TX	41	244
			Eastland	TX	869	303

Lessor	Lessee	Date	County	State	Book	Page
Reynolds, George Wesley	PHI Resources, Ltd.	2/15/1984	Erath	TX	41	220
			Eastland	TX	869	263
Reynolds, Billy F.		3/28/1984	Erath	TX	41	208
			Eastland	TX	869	273
Kirk, Levonia Smith	PHI Resources, Ltd.	3/26/1984	Erath	TX	41	174
			Eastland	TX	869	318
Smith, John Albert		3/26/1984	Erath	TX	41	290
			Eastland	TX	869	298
Riemenschneider, Geneva E. Way		3/30/1984	Erath	TX	41	261
			Eastland	TX	869	323
Griffin, Gordon M. Jr.		3/28/1984	Erath	TX	41	312
			Eastland	TX	869	283
Staub, Estelle	PHI Resources, Ltd.	3/29/1984	Erath	TX	41	295
			Eastland	TX	869	288
Taylor, Viewlene		3/26/1984	Erath	TX	41	306
			Eastland	TX	869	258
Arthur, Fontilla	PHI Resources, Ltd.	3/26/1984	Erath	TX	41	103
			Eastland	TX	869	308
Gardner, Betty Rhe	PHI Resources, Ltd.	3/28/1984	Erath	TX	41	144
			Eastland	TX	869	313
Sluder, Rosemary R.		9/12/1985	Erath	TX	41	280
			Eastland	TX	869	278
Landers, Sarah P.		3/28/1984	Erath	TX	41	191
			Eastland	TX	869	243
Reynolds, Iva Mae Trustee		2/15/1984	Erath	TX	41	232
			Eastland	TX	869	253
Griffin, Gordon M. Jr.		3/27/1984	Erath	TX	41	333
			Eastland	TX	869	268
Way, Weldon		3/27/1984	Erath	TX	41	319
			Eastland	TX	869	293
Campbell, Beulah Richards		12/7/1983	Erath	TX	41	117
			Eastland	TX	870	65
Ellis, Elizabeth Rall	PHI Resources, Ltd.	5/1/1984	Erath	TX	41	140
			Eastland	TX	870	99
Cook Memorial Trust W.I.		5/2/1984	Erath	TX	41	135
			Eastland	TX	870	50
Vera Connelll Korth Trust	PHI Resources, Ltd.	12/19/1983	Erath	TX	41	122
			Eastland	TX	870	85
Henderson, Kay Lynne	PHI Resources, Ltd.	12/8/1983	Erath	TX	41	153
			Eastland	TX	870	73
Conrad, J. Frank	PHI Resources, Ltd.	12/7/1983	Erath	TX	41	131
			Eastland	TX	870	81
Silberman, J. Donald	PHI Resources, Ltd.	12/13/1983	Erath	TX	41	271
			Eastland	TX	870	55
Campbell, Benson W.	PHI Resources, Ltd.	12/7/1983	Erath	TX	41	113

Lessor	Lessee	Date	County	State	Book	Page
			Eastland	TX	870	42
Alexander, Betty Barwise Page	PHI Resources, Ltd.	1/16/1984	Erath	TX	41	92
			Eastland	TX	870	38
Whaley United Methodist Ch.	PHI Resources, Ltd.	12/7/1983	Erath	TX	41	325
			Eastland	TX	870	59
Schulman, Jean Ellen	PHI Resources, Ltd.	2/2/1984	Erath	TX	41	267
			Eastland	TX	870	77
Reynolds, William W.		3/6/1984	Erath	TX	41	238
			Eastland	TX	870	9
Riemenschneider, Geneva E. Way		3/6/1984	Erath	TX	41	255
			Eastland	TX	870	14
Landers, Sarah P.		3/5/1984	Erath	TX	41	185
			Eastland	TX	870	18
Arthur, Fontilla		3/26/1984	Erath	TX	41	97
			Eastland	TX	870	5
Reynolds, George Wesley		2/15/1984	Erath	TX	41	214
			Eastland	TX	870	26
Sterling Wilburn Reynolds Trust		2/15/1984	Erath	TX	41	226
			Eastland	TX	870	30
Sluder, Rosemary R.		3/2/1984	Erath	TX	41	275
			Eastland	TX	870	22
Smith, John Albert		3/6/1984	Erath	TX	41	285
			Eastland	TX	869	328
Kirk, Levonia Smith	PHI Resources, Ltd.	3/5/1984	Erath	TX	41	179
			Eastland	TX	870	1
Woods, Linda Dian	Sun Exploration	3/21/1984	Erath	TX	41	345
			Eastland	TX	870	34
Richardson, Jessye		12/13/1983	Erath	TX	41	250
			Eastland	TX
Minch, Eilene Muncie		8/28/1984	Erath	TX	42	251
			Eastland	TX	879	40
Garner, Mariellen	PHI Resources, Ltd.	10/4/1983	Erath	TX	40	227
			Eastland	TX	862	545
Jolley, Olive Rall	Sun Exploration	5/1/1984	Erath	TX	41	164
			Eastland	TX	870	103
Woods, Linda Dian		3/30/1984	Erath	TX	41	339
			Eastland	TX	869	248
Strickland, Judith Barbara	PHI Resources, Ltd.	12/20/1983	Erath	TX	41	301
			Eastland	TX	870	46
Zalesny, Robin Lee	PHI Resources, Ltd.	3/27/1985	Erath	TX	45	217
			Eastland	TX	957	147
Zalesny, Robin Lee	PHI Resources, Ltd.	3/27/1985	Erath	TX	45	223
			Eastland	TX	957	152
Richardson, Jerry A.	PHI Resources, Ltd.	3/27/1985	Erath	TX	46	253
			Eastland	TX	967	188

Lessor	Lessee	Date	County	State	Book	Page
Richardson, Jerry A.	PHI Resources, Ltd.	3/27/1985	Erath	TX	46	247
			Eastland	TX	967	184
Campbell, Elbridge R.	PHI Resources, Ltd.	4/11/1985	Erath	TX	47	87
			Eastland	TX	983	35
Ewell, Elizabeth D. Trustee	Sun Exploration and Production Company	9/26/1985	Erath	TX	47	305
			Eastland	TX	998	240
Batis, Mary	Sun Exploration and Production Company	9/25/1985	Erath	TX	47	297
			Eastland	TX	998	248
Bomar, Don Atty-n-Fact	Sun Exploration and Production Company	9/26/1985	Erath	TX	47	301
			Eastland	TX	998	236
Garfield, Jean Miller	Sun Exploration and Production Company	9/25/1985	Erath	TX	47	309
			Eastland	TX	998	244
Gollomseck, Richard S.	PHI Resources, Ltd.	4/11/1985	Erath	TX	47	222
			Eastland	TX	990	147
A & S Properties	PHI Resources, Ltd.	4/25/1985	Erath	TX	45	10
			Eastland	TX	941	191
Conrad, Lurlyne	Sun	9/12/1983	Eastland	TX	35	54
Campbell, James G.	Sun	9/16/1983	Eastland	TX	35	34
Carter, Jean S.	Sun	9/1/1983	Eastland	TX	35	47
Black, Thelma	A & S Properties	9/7/1983	Erath	TX
			Eastland	TX	35	9
Rosenstein, Joseph Trustee	A & S Properties	11/11/1983	Eastland	TX	35	359
Black, Eula Lee	Sun	9/7/1983	Eastland	TX	35	4
Campbell, Bruce S.	Sun	9/16/1983	Eastland	TX	35	19
Campbell, Robert Calvin	Sun	9/16/1983	Eastland	TX	35	39
Campbell, David Calvin	Sun	9/8/1983	Eastland	TX	35	24
Campbell, David William	Sun	9/15/1983	Eastland	TX	35	29
Clopton, M.W. Jr.	Sun	10/14/1983	Eastland	TX	35	49
Forbes, Beth Butler	A & S Properties	10/13/1983	Eastland	TX	35	64
Crigger, Patricia McKenzie	Sun	9/1/1983	Eastland	TX	35	59
Golombeck, Winifred C.	Sun	9/14/1983	Eastland	TX	35	69
Matthews, Henrietta	Sun	9/1/1983	Eastland	TX	35	84
Meacham, William R.	Sun	9/14/1983	Eastland	TX	35	89
McKinzie, Carolyn Meacham	Sun	9/14/1983	Eastland	TX	35	94
McEherter, Carl M. III	Sun	9/15/1983	Eastland	TX	35	99
Payne, Margaret Ann McWherte	Sun	9/14/1983	Eastland	TX	35	104
Phillips, Ida Black	Sun	9/18/1983	Eastland	TX	35	109
Ramsay, Mary Butler	Sun	10/13/1983	Eastland	TX	35	114
Shepard, Consuelo King	Sun	9/8/1983	Eastland	TX	35	119
Timmis, R.C.	Sun	9/8/1983	Eastland	TX	35	125
Wiseman, Betty Butler	Sun	10/14/1983	Eastland	TX	35	130
Young, Henrietta Black	Sun	9/1/1983	Eastland	TX	35	135

Lessor	Lessee	Date	County	State	Book	Page
Allen, Elizabeth McCarty	A & S Properties	10/14/1983	Eastland	TX	35	310
Keith, Cora Dyer	A & S Properties	10/14/1983	Eastland	TX	35	74
Winifred W. Beasley Trust	Sun	9/14/1983	Eastland	TX	35	316
Dyer, Martin E.	Sun	10/12/1983	Eastland	TX	35	332
McCarty, Justin S. Jr.	Sun	9/14/1983	Eastland	TX	35	353
Butler, J.W. Jr.	Sun	10/13/1983	Eastland	TX	35	14
Glantz, Thomas H.	Sun	11/22/1983	Eastland	TX	35	342
Glantz, Melvin N.	Sun	11/28/1983	Eastland	TX	35	337
Heller, Mildred	Sun	12/1/1983	Eastland	TX	36	86
Mack, Theodore	Sun	12/1/1983	Eastland	TX	36	91
Mack, Norma H.	Sun	12/1/1983	Eastland	TX	36	96
Mack, Theodore	Sun	12/1/1983	Eastland	TX	36	101
Boone, Betty U/W/O	Sun	11/17/1983	Eastland	TX	1116	92
Millard, Nancy	Sun	11/28/1983	Eastland	TX	36	112
Miller, Lawrence Jr.	A & S Properties	11/28/1983	Eastland	TX	36	118
Oklahoma City University	Sun	11/28/1983	Eastland	TX	36	123
Rosenbaum, Daniel	Sun	12/1/1983	Eastland	TX	36	129
Wallace, Ayleen Baker	A & S Properties	11/22/1983	Eastland	TX	36	134
Baudoux, Charles	Sun	11/22/1983	Eastland	TX	35	321
Zieselman, Paula Mack	Sun	12/1/1983	Eastland	TX	36	140
Burwell, N.B.	Sun	11/16/1983	Eastland	TX	39	53
Campbell, Beulah Richards	Sun	1/19/1983	Eastland	TX	39	60
Schmidt, Dorothy May	Sun	2/8/1984	Eastland	TX	39	69
Dolman, James L. Indiv. And	A & S Properties	11/18/1983	Eastland	TX	35	329
Kirton, Myra L.	Sun	9/7/1983	Eastland	TX	35	79
Wylie, Ianthe Timmis	Sun	9/8/1983	Eastland	TX	35	364
Yarbrough, Frances	Sun Exploration and Production Company	9/24/1985	Eastland	TX	1000	151
Lewis, Robert T. Jr. Trustee	Sun Exploration and Production Company	9/24/1985	Erath	TX	48	247
			Eastland	TX	1016	33
Sparks, Rebecca Trustee	Sun Exploration and Production Company	10/3/1985	Erath	TX	48	243
			Eastland	TX	1016	35
Vestal, Jones Trustee	Sun Exploration and Production Company	10/3/1985	Erath	TX	48	239
			Eastland	TX	1016	31
Canning, Bernie Whitla	Sun Exploration and Production Company	11/25/1985	Erath	TX	48	278
			Eastland	TX	1022	68
Liebreich, Rosalind	Sun Exploration and Production Company	9/26/1985	Erath	TX	48	296
			Eastland	TX	1022	82
Johnston, Mildred Johnston Matthews	Sun Exploration and Production Company	9/25/1985	Erath	TX	48	270
			Eastland	TX	1016	41

Lessor	Lessee	Date	County	State	Book	Page
Willard B. Millard Jr. Family Trust	Sun Exploration and Production Company	10/9/1985	Erath	TX	48	286
			Eastland	TX	1022	72
Republic Bank Dallas	Sun Exploration and Production Company	11/25/1985	Erath	TX	48	291
			Eastland	TX	1022	77
Cooke, Bobbie Jo	Sun Exploration and Production Company	10/16/1985	Erath	TX	48	274
			Eastland	TX	1016	45
Rall, Kathleen	Sun Exploration and Production Company	9/17/1985	Erath	TX	48	266
			Eastland	TX	1016	37
Yarbrough, Parker Jr.	Sun Exploration and Production Company	10/30/1985	Erath	TX	48	282
			Eastland	TX	1022	64
Bell, Mark Bradford	Sun Exploration and Production Company	11/25/1985	Erath	TX
			Eastland	TX	1033	131
Alloy, Frank D.	Sun Operating Limited Partnership	12/19/1985	Erath	TX
			Eastland	TX	1033	127
Estate of Everett B. King	Sun Exploration and Production Company	11/22/1985	Erath	TX
			Eastland	TX	1033	135
Dessauer, Philip Edward	Sun Operating Limited Partnership	9/25/1985	Erath	TX	50	293
			Eastland	TX	1043	301
Maupin, James H.	Sun Operating Limited Partnership	12/19/1985	Erath	TX
			Eastland	TX	1043	305
University of Lavernie	Sun Operating Limited Partnership	12/31/1985	Erath	TX	51	424
			Eastland	TX	1077	294
Marital Deduction Trust	Sun Exploration and Production Company	10/1/1985	Erath	TX	51	492
			Eastland	TX	1093	53
Elizabeth Ann Rall Trust	Sun Exploration and Production Company	10/2/1985	Erath	TX	51	484
			Eastland	TX	1093	61
Olive Boaz Rall Trust	Sun Exploration and Production Company	10/1/1985	Erath	TX	51	488
			Eastland	TX	1093	57
Marvin C. Rall Jr. Trust	Sun Exploration and Production Company	10/1/1985	Erath	TX	51	480
			Eastland	TX	1093	65
Methodist Home, a Texas	Sun Operating Limited Partnership	4/8/1986	Erath	TX	51	402
			Eastland	TX	1077	298
Pomona College	Sun Exploration and Production Company	11/25/1985	Erath	TX	53	178
			Eastland	TX	1122	121

Lessor	Lessee	Date	County	State	Book	Page
Morgan, Dora Willis	Sun Operating Limited Partnership	8/26/1986	Erath	TX	53	41
			Eastland	TX	1116	88
Starnes, Geraldine Bishop	Sun Operating Limited Partnership	10/22/1986	Erath	TX
			Eastland	TX	1122	125
Glasgow, Isabel P.	Sun Operating Limited Partnership	9/24/1986	Erath	TX	53	161
			Eastland	TX	1122	113
McElroy, Philip S.	Sun Operating Limited Partnership	10/15/1986	Erath	TX
			Eastland	TX	1122	117
Rall, Thomas M.	Sun Operating Limited Partnership	9/17/1985	Erath	TX	53	63
			Eastland	TX	1116	80
Rall, Richard C.	Sun Operating Limited Partnership	8/26/1986	Erath	TX	53	59
			Eastland	TX	1116	76
Bell, Dana Gordon	Sun Exploration and Production Company	11/25/1985	Erath	TX	52	304
			Eastland	TX	1098	135
Hill, Troy L.	Sun Operating Limited Partnership	9/5/1986	Erath	TX	53	37
			Eastland	TX	1116	84
Penn, Onah Barwise	Sun Operating Limited Partnership	8/15/1986	Erath	TX	53	51
			Eastland	TX	1108	110
James Burton Burwell Trust	Sun Operating Limited Partnership	8/15/1986	Erath	TX	53	156
			Eastland	TX	1122	109
Schuette, Maria Theresa	Sun Operating Limited Partnership	9/24/1986	Eastland	TX	1141	74
Peacock, Suzanne Rall Simus	Sun Operating Limited Partnership	11/26/1986	Erath	TX	55	262
			Eastland	TX	1141	78
Rall, Hilda Staude	Sun Operating Limited Partnership	10/15/1986	Erath	TX	58	215
			Eastland	TX	1167	309
Estate of Minnie Marcus	Sun Operating Limited Partnership	4/30/1987	Erath	TX	58	294
			Eastland	TX	1187	38
Reynolds, William Kenneth	Sun Operating Limited Partnership	11/24/1986	Erath	TX	58	219
			Eastland	TX	1167	305
Herbert Marcus Jr. Trust	Sun Operating Limited Partnership		Erath	TX	62	214
			Eastland	TX	1232	55
H. Stanley Marcus Trust	Sun Operating Limited Partnership		Erath	TX	62	210
			Eastland	TX	1232	61

Lessor	Lessee	Date	County	State	Book	Page
Lawrence Marcus Trust	Sun Operating Limited Partnership		Erath	TX	62	218
			Eastland	TX	1232	49
Duke, Rudolph W		9/7/1983	Comanche	TX	567	257
Livingston, Johnny, Receiver	Henry F Burrow, Jr	7/15/1980	Comanche	TX	506	429
Byrd, William Franklin	PHI Resources, Ltd.	1/10/1984	Comanche	TX	576	128
Byrd, Wallace	PHI Resources, Ltd.	1/10/1984	Comanche	TX	576	118
Price, Elizabeth Walton Byrd	PHI Resources, Ltd.	1/10/1984	Comanche	TX	576	123
Floyd, Eloise Byrd	PHI Resources, Ltd.	1/10/1984	Comanche	TX	576	113
Walter, Edith	Sun Exploration	6/13/1984	Comanche	TX	583	476
Smith, Hazel		6/13/1984	Comanche	TX	583	480
Hoffman, Sophia	PHI Resources, Ltd.	6/13/1984	Comanche	TX	582	421
Hoffman, James Rudy	PHI Resources, Ltd.	6/13/1984	Comanche	TX	582	425
Carothers, Helen B	PHI Resources, Ltd.	8/14/1984	Comanche	TX	588	101
Bailey, Earle M		8/14/1984	Comanche	TX	586	263
Bruner, Mary B		8/14/1984	Comanche	TX	586	267
Smith, Hazel	Henry F. Burrow, Jr	4/26/1983	Comanche	TX	558	281
Walter, Edith	Henry F Burrow, Jr	4/26/1983	Comanche	TX	561	287
Farley, Lynn Llewellyn	PHI Resources, Ltd.	11/15/1984	Comanche	TX	598	65
Grimshaw, J R	PHI Resources, Ltd.	1/14/1983	Eastland	TX	816	903
Morris, James C.	PHI Resources, Ltd.	1/17/1983	Eastland	TX	816	888
Griffin, Gordon M. Jr.		1/13/1983	Eastland	TX	817	40
Schaak, Anna		1/31/1984	Eastland	TX	855	292
Jones, Margo B.		12/12/1983	Eastland	TX	868	204
Gulf Continental Corporation, Inc	Cordova Resources, Inc	3/11/1982	Eastland	TX	790	827
Bennett, James F	Cordova Resources, Inc	3/10/1982	Eastland	TX	782	479
		11/8/1984	Eastland	TX	899	74
Guthery, C M	PHI Resources, Ltd.	12/15/1983	Comanche	TX	576	75
Stockton, D H Attorney-in-	PHI Resources, Ltd.	9/27/1983	Comanche	TX	567	284
Young, Al Ray	PHI Resources, Ltd.	10/13/1983	Comanche	TX	574	105
Swart, Mildred	PHI Resources, Ltd.	10/13/1983	Comanche	TX	574	55
Strasburger, Jackie V	PHI Resources, Ltd.	11/22/1983	Comanche	TX	574	46
Keith, Eva	PHI Resources, Ltd.	9/28/1983	Comanche	TX	573	372
Young, Joe E	PHI Resources, Ltd.	10/13/1983	Comanche	TX	574	125
Young, C B	Sun Exploration	10/13/1983	Comanche	TX	574	121
Duke, R. W.	PHI Resources, Ltd.	11/22/1983	Comanche	TX	576	78
Griffin, Gordon M Jr		10/12/1983	Comanche	TX	576	83
Duke, Randall Steven	PHI Resources, Ltd.	10/13/1983	Comanche	TX	573	302
Green, Sonia Carolyn	PHI Resources, Ltd.	10/13/1983	Comanche	TX	573	311
Duke, Deborah Lynn	PHI Resources, Ltd.	10/13/1983	Comanche	TX	568	83
Duke, Coralyn	PHI Resources, Ltd.	10/13/1983	Comanche	TX	568	79
Bradshaw, Donnelle Young	PHI Resources, Ltd.	10/13/1983	Comanche	TX	573	252
Parkman, Sammie Jo	PHI Resources, Ltd.	10/13/1983	Comanche	TX	573	460
Griffin, Gordon M Jr		9/28/1983	Comanche	TX	573	470
Duke, Michael Gene	PHI Resources, Ltd.	10/13/1983	Comanche	TX	573	294
Seaver, Stuart T	PHI Resources, Ltd.	10/5/1983	Comanche	TX	574	6

Lessor	Lessee	Date	County	State	Book	Page
Merrick, Ruby R	PHI Resources, Ltd.	10/26/1983	Comanche	TX	573	397
Lane, Katherine Kight	PHI Resources, Ltd.	1/2/1984	Comanche	TX	576	108
Holland, John J et ux	PHI Resources, Ltd.	2/28/1984	Comanche	TX	579	448
Gardner, Gene M.	PHI Resources, Ltd.	3/16/1984	Comanche	TX	583	484
Crow, Ben O.	PHI Resources, Ltd.	4/4/1984	Comanche	TX	580	256
Hamrick, Mary C	PHI Resources, Ltd.	4/4/1984	Comanche	TX	580	252
Kight, Max Hamilton	PHI Resources, Ltd.	1/2/1984	Comanche	TX	576	103
Kuteman, Allard	PHI Resources, Ltd.	3/21/1984	Comanche	TX	585	4
Kuteman, H W III	PHI Resources, Ltd.	3/20/1984	Comanche	TX	585	1
Kuteman, H W III	PHI Resources, Ltd.	3/20/1984	Comanche	TX	584	520
Kuteman, Allard		3/21/1984	Comanche	TX	584	517
Kuteman, Allard		3/21/1984	Comanche	TX	584	514
Kuteman, H W III	PHI Resources, Ltd.	3/20/1984	Comanche	TX	584	511
Ayers, Ed L.	PHI Resources, Ltd.	7/13/1984	Comanche	TX	583	491
Kuteman, Allard		3/21/1984	Comanche	TX	584	508
Moore, Helene Randolph	PHI Resources, Ltd.	10/3/1983	Comanche	TX	583	487
Biggers, John C	PHI Resources, Ltd.	3/23/1984	Comanche	TX	585	13
The Read and Pate Foundation Inc		3/23/1984	Comanche	TX	585	21
Benbrook, Charlyne H et vir	PHI Resources, Ltd.	10/12/1983	Comanche	TX	573	235
Harrison, Marilee Gibson	PHI Resources, Ltd.	3/20/1984	Comanche	TX	585	17
Price, Robert E	PHI Resources, Ltd.	3/20/1984	Comanche	TX	585	26
Amarillo National Bank	PHI Resources, Ltd.	3/23/1984	Comanche	TX	586	234
			Eastland	TX	870	158
Dodd, Betty Ann	PHI Resources, Ltd.	9/6/1984	Comanche	TX	588	109
Striegler, Virginia	PHI Resources, Ltd.	10/3/1984	Comanche	TX	588	146
McEntire, J. B. Jr. Trustee		8/8/1984	Comanche	TX	588	123
			Eastland	TX	879	30
Gilbert, M. B.		8/20/1984	Comanche	TX	588	119
California First Bank, Trustee	PHI Resources, Ltd.	4/16/1984	Comanche	TX	588	96
			Eastland	TX	879	35
Sartwell, Mary	PHI Resources, Ltd.	8/9/1984	Comanche	TX	585	46
Duke, Bobby Bates		9/18/1984	Comanche	TX	588	113
Carter, Marsha	PHI Resources, Ltd.	6/14/1984	Comanche	TX	588	105
Carter, Scott	PHI Resources, Ltd.	6/14/1984	Comanche	TX	585	42
Carter, Julie Elizabeth	PHI Resources, Ltd.	6/14/1984	Comanche	TX	585	34
Carter, Carol	PHI Resources, Ltd.	6/14/1984	Comanche	TX	585	38
Johnstone, Claire Carter	PHI Resources, Ltd.	6/14/1984	Comanche	TX	585	30
Burrow, William F Sr	PHI Resources, Ltd.	3/26/1984	Comanche	TX	586	271
Cain, Amelia Ray	PHI Resources, Ltd.	3/27/1984	Comanche	TX	580	247
			Eastland	TX	855	309
Donlon, Martin J Jr	Sun Exploration	4/26/1984	Comanche	TX	586	254
Kuteman, H W III	PHI Resources, Ltd.	3/20/1984	Comanche	TX	584	505
Seymour, Shirley P		4/12/1984	Comanche	TX	586	281
			Eastland	TX	870	177
Pittman, B J Jr	PHI Resources, Ltd.	4/12/1984	Comanche	TX	586	276

Lessor	Lessee	Date	County	State	Book	Page
			Eastland	TX	870	172
Tate, Mary Elizabeth Carter	PHI Resources, Ltd.	6/14/1984	Comanche	TX	590	153
Sellers, Flora Ayers	PHI Resources, Ltd.	10/1/1984	Comanche	TX	588	142
Johns, Cora Ayers		9/6/1984	Comanche	TX	586	230
Davis, Kathleen	PHI Resources, Ltd.	10/3/1984	Comanche	TX	590	157
Ayers, C R	PHI Resources, Ltd.	9/6/1984	Comanche	TX	586	222
Ivy, Kathryn G	PHI Resources, Ltd.	12/12/1984	Comanche	TX	592	98
Tidwell, Wayne & Whipperman,	PHI Resources, Ltd.	10/24/1984	Comanche	TX	592	80
			Eastland	TX	901	160
Grisham, Sybil	PHI Resources, Ltd.	12/12/1984	Comanche	TX	595	522
Holland, John J	Henry F Burrow, Jr	3/16/1983	Comanche	TX	556	357
Gardner, Gene M.	Henry F Burrow, Jr	7/29/1980	Comanche	TX	508	329
Livingston, Johnny, Receiver	Henry F Burrow, Jr	7/15/1980	Comanche	TX	506	431
Ivy, Kathryn G	Henry F Burrow, Jr	5/28/1983	Comanche	TX	561	285
Grisham, Sybil	Henry F Burrow, Jr	5/24/1983	Comanche	TX	561	283
Duke, Vernon	PHI Resources, Ltd.	2/15/1985	Comanche	TX	598	77
Duke, Jerry Leldon	PHI Resources, Ltd.	4/11/1985	Comanche	TX	598	74
Ayers, Roger E	PHI Resources, Ltd.	10/3/1984	Comanche	TX	594	337
Scott, Phyllis Ann Ayers	PHI Resources, Ltd.	9/6/1984	Comanche	TX	586	226
Ballou Enterprises Inc	PHI Resources, Ltd.	3/8/1985	Comanche	TX	598	68
Griffin, Jr Gordon M	PHI Resources, Ltd.	3/8/1985	Comanche	TX	598	71
Duke, Clemmie Crownover	PHI Resources, Ltd.	1/28/1985	Comanche	TX	596	4
Plummer, Janice L	PHI Resources, Ltd.	4/11/1985	Comanche	TX	598	62
Ayers, Robert Young III	PHI Resources, Ltd.	12/18/1984	Comanche	TX	592	134
Rawlins, Harry Erle Jr Life Estte	Sun Operating Limited Partnership	12/5/1985	Comanche	TX	1043	295
			Eastland	TX
Cause 178-86	Sun Operating Limited Partnership	11/24/1986	Comanche	TX	621	432
Lavere, Margaret C	Sun Operating Limited Partnership	8/15/1986	Comanche	TX	621	450
Parrott, Ruth A	Sun Operating Limited Partnership	6/19/1987	Comanche	TX	635	68
Whitney, Suella Moore	Sun Exploration	4/19/1984	Comanche	TX	580	383
Jane Cockrell Adams Estate		9/8/1983	Comanche	TX	566	317
Watkins, Josephine E.		9/8/1983	Comanche	TX	566	306
Weaver, Sunbeam Harkrider	PHI Resources, Ltd.	11/1/1983	Comanche	TX	573	318
Llewellyn, John Crawford	PHI Resources, Ltd.	11/15/1983	Comanche	TX	573	388
Thurman, Mildred	PHI Resources, Ltd.	9/12/1983	Comanche	TX	574	65
Llewellyn, John Carter	PHI Resources, Ltd.	11/15/1983	Comanche	TX	573	385
Henderson, Sallie E.		11/9/1983	Comanche	TX	573	343
Newberry, Carolyn H	PHI Resources, Ltd.	11/9/1983	Comanche	TX	573	441

Lessor	Lessee	Date	County	State	Book	Page
Jobst, Emily Anne Stewart		9/8/1983	Comanche	TX	573	369
DeCleva, Paul		9/27/1983	Comanche	TX	576	72
Spears, Jackson E.		4/19/1984	Comanche	TX	580	379
Cloyd, Frances Spears	Sun Exploration	4/19/1984	Comanche	TX	580	375
Budd, Kenneth R	PHI Resources, Ltd.	4/26/1984	Comanche	TX	580	371
Ellis, Robert B	Sun Exploration	4/6/1984	Comanche	TX	580	367
Interfirst Bank Fort Worth, N.A.,		5/2/1984	Comanche	TX	585	7
Atchison, Barbara Kay Ellis	PHI Resources, Ltd.	6/28/1984	Comanche	TX	585	54
Jones, Jo Ann		8/8/1984	Comanche	TX	586	250
Furneaux, C M		8/28/1984	Comanche	TX	586	246
Furneaux, William L	PHI Resources, Ltd.	8/8/1984	Comanche	TX	586	242
Green, Margaret	PHI Resources, Ltd.	8/27/1984	Comanche	TX	586	238
Jetton, W Howard	PHI Resources, Ltd.	7/10/1984	Comanche	TX	600	368
Moore, Thomas Franklin	PHI Resources, Ltd.	6/28/1984	Comanche	TX	590	165
Duggan, Lee M Jr		10/10/1984	Comanche	TX	590	161
Buckner Baptist Benevolence	PHI Resources, Ltd.	11/19/1984	Comanche	TX	592	131
Kucera, Cara Clemma Moore	PHI Resources, Ltd.	12/5/1984	Comanche	TX	592	142
Llewellyn, Gordon L	PHI Resources, Ltd.	1/29/1985	Comanche	TX	596	1
Kersey, Estelle	Sun	5/22/1985	Comanche	TX	600	43
Interfirst Bank Dallas, N A	Sun	3/29/1985	Comanche	TX	620	19
Stovall, J Roy	PHI Resources, Ltd.	12/5/1984	Comanche	TX	594	341
Ellis, Robert B Jr	PHI Resources, Ltd.	4/16/1985	Comanche	TX	600	273
Moore, William A	PHI Resources, Ltd.	1/29/1985	Comanche	TX	596	13
Randolph, Suzanne F	PHI Resources, Ltd.	12/18/1984	Comanche	TX	592	138
Gowdey, Mary Frances	Sun	6/19/1985	Comanche	TX	600	277
Pollock, Hortence	Sun	6/20/1985	Comanche	TX	602	149
Garner, John H II	Sun Operating Limited Partnership	8/1/1985	Comanche	TX	616	444
			Erath	TX	51	395
Bredow, Mary Jane	Sun Operating Limited Partnership	6/24/1986	Comanche	TX	619	509
Estate of Marie Wilson Hayes	Sun Operating Limited Partnership	7/24/1986	Comanche	TX	619	466
Duncan, Helen Wilson	Sun Operating Limited Partnership	7/24/1986	Comanche	TX	618	55
Wilson, Sara Juliet	Sun Operating Limited Partnership	7/24/1986	Comanche	TX	618	57
Grinnan, William F Jr	Sun Operating Limited Partnership	8/26/1986	Comanche	TX	619	513
Grinnan, John Gregory	Sun Operating Limited Partnership	9/3/1986	Comanche	TX	619	511
Baker III, Rhodes S	Sun Operating Limited Partnership	6/3/1986	Comanche	TX	620	1
Wilson, Edna Paine	Sun Operating Limited Partnership	6/3/1986	Comanche	TX	620	4

Lessor	Lessee	Date	County	State	Book	Page
Paine, Louis B Jr	Sun Operating Limited Partnership	6/2/1986	Comanche	TX	620	7
Schneider, Jules E III	Sun Operating Limited Partnership	6/3/1986	Comanche	TX	620	10
Gregory, Dorothy Adair	Sun Operating Limited Partnership	6/3/1986	Comanche	TX	620	13
Mason, Joan Frances Baker	Sun Operating Limited Partnership	8/13/1986	Comanche	TX	620	16
Grinnan, Robert E Jr	Sun Operating Limited Partnership	9/3/1986	Comanche	TX	621	398
Grinnan, James Shepherd	Sun Operating Limited Partnership	8/26/1986	Comanche	TX	621	401
Grinnan, David S	Sun Operating Limited Partnership	8/26/1986	Comanche	TX	621	395
Cause No 191-86	Sun Operating Limited Partnership	11/24/1986	Comanche	TX	621	429
Grinnan, Cullen T	Sun Operating Limited Partnership	11/14/1986	Comanche	TX	621	404
Lee, Susan Bradley	Sun Operating Limited Partnership	10/20/1986	Comanche	TX	621	407
Bradley, Charles A	Sun Operating Limited Partnership	10/20/1986	Comanche	TX	621	410
Slater, Betty A	Sun Operating Limited Partnership	10/27/1986	Comanche	TX	621	413
Aldredge, George N Jr	Sun Operating Limited Partnership	10/21/1986	Comanche	TX	621	415
Rose, Marie L	Sun Operating Limited Partnership	9/15/1986	Comanche	TX	621	423
Rose, W F Jr	Sun Operating Limited Partnership	9/15/1986	Comanche	TX	621	426
Rose, E W II	Sun Operating Limited Partnership	9/15/1986	Comanche	TX	621	420
Brooks, Edward B Sr	Sun Operating Limited Partnership	9/19/1986	Comanche	TX	621	417
Grinnan, Jane M	Sun Operating Limited Partnership	9/3/1986	Comanche	TX	621	386
Society for Propagation of	Sun Operating Limited Partnership	9/15/1986	Comanche	TX	621	389
Grinnan, Joseph P et ux	Sun Operating Limited Partnership	8/26/1986	Comanche	TX	621	383
Grinnan, Lewis P Jr	Sun Operating Limited Partnership	8/26/1986	Comanche	TX	621	392
Erringer, Elizabeth Jarmon	Sun Operating Limited Partnership	8/18/1986	Comanche	TX	621	447
Kathy Ann Cumby Trst 8490-02	Sun Operating Limited Partnership	5/27/1986	Comanche	TX	621	454
Marshall, W W Jr	Sun Operating Limited Partnership	8/13/1986	Comanche	TX	621	459
Kerr, Ted M Trustee	Sun Operating Limited Partnership	8/19/1986	Comanche	TX	621	444

Lessor	Lessee	Date	County	State	Book	Page
Simpson, Anne Aldredge	Sun Operating Limited Partnership	11/14/1986	Comanche	TX	628	266
McEntire, Mary Lynn Aldredge	Sun Operating Limited Partnership	11/13/1986	Comanche	TX	628	287
Aldredge, H R III Dr	Sun Operating Limited Partnership	11/14/1986	Comanche	TX	628	285
Allen, John B Jr	Sun Operating Limited Partnership	11/18/1986	Comanche	TX	628	273
Allen, William G	Sun Operating Limited Partnership	11/14/1986	Comanche	TX	628	275
Bramlette, William A	Sun Operating Limited Partnership	11/13/1986	Comanche	TX	628	279
Tobin, Lorraine	Sun Operating Limited Partnership	11/13/1986	Comanche	TX	628	277
McKnight, Mildren Payne	Sun Operating Limited Partnership	11/13/1986	Comanche	TX	628	263
Grinnan, John Manning	Sun Operating Limited Partnership	1/29/1987	Comanche	TX	628	261
St Mary’s Seminary	Sun Operating Limited Partnership	12/15/1986	Comanche	TX	628	258
Bradley, Peter	Sun Operating Limited Partnership	10/20/1986	Comanche	TX	628	283
Crutcher, Ruth	Sun Operating Limited Partnership	9/15/1986	Comanche	TX	628	269
Crutcher, Harry W Jr et al	Sun Operating Limited Partnership	9/15/1986	Comanche	TX	628	281
Puster, Mary Grinnan	Sun Operating Limited Partnership	12/4/1986	Comanche	TX	628	290
Texas Scottish Rite Hospital	Sun Operating Limited Partnership	9/30/1986	Comanche	TX	628	292
Rose, Patrick F Dr	Sun Operating Limited Partnership	4/13/1987	Comanche	TX	632	398
Tobin, John David	Sun Operating Limited Partnership	5/14/1987	Comanche	TX	632	395
Jesse Newton Kinsell Trust	Sun Operating Limited Partnership	6/29/1987	Comanche	TX	637	473
Allen, Karen J	Sun Operating Limited Partnership	5/14/1987	Comanche	TX	635	62
Kingswell-Smith, Carol Tobin	Sun Operating Limited Partnership	5/14/1987	Comanche	TX	635	59
Cole, Beverly Allen	Sun Operating Limited Partnership	5/14/1987	Comanche	TX	635	65
Rowena (Rena) Edwards Trust	Sun Operating Limited Partnership	6/29/1987	Comanche	TX	637	466
Pellegrini, Virginia Aldredge	Sun Operating Limited Partnership	6/15/1987	Comanche	TX	635	469
Covington, Carolyn	Sun Exploration and Production Company	11/1/1985	Erath	TX	48	251
Whittenburg, Mary Gilbert Covington	Sun Exploration and Production Company	11/1/1985	Erath	TX	48	253

Lessor	Lessee	Date	County	State	Book	Page
McCartt, Carol Covington	Sun Exploration and Production Company	11/1/1985	Erath	TX	48	255
Crow, Ben Owen	Sun Exploration and Production Company	10/30/1985	Erath	TX	48	257
Hamrick, Mary C.	Sun Exploration and Production Company	10/30/1985	Erath	TX	48	260
Kirk, Frank	Sun Operating Limited Partnership	12/17/1985	Erath	TX	49	50
Covington, Sidney Jr.	Sun Exploration and Production Company	11/1/1985	Erath	TX	49	41
Lemmon, John Wayne	Sun Exploration and Production Company	1/10/1986	Erath	TX	49	54
Warren, Gay Lemmon	Sun Operating Limited Partnership	1/10/1986	Erath	TX	49	60
Rives, Lucile L.	Sun Operating Limited Partnership	1/10/1986	Erath	TX	50	329
Lemmon, Sidney Robert Jr.	Sun Operating Limited Partnership	1/10/1986	Erath	TX	50	307
Lemmon, George Walter	Sun Operating Limited Partnership	4/29/1986	Erath	TX	51	413
Texas Royalty Company	Sun Operating Limited Partnership	9/13/1986	Erath	TX	52	313
Vinson, Joan Bowlin		8/22/1983	Eastland	TX	835	758
Henshaw, Earleene Elouise	PHI Resources, Ltd.	9/9/1983	Eastland	TX	845	44
Bowlin, J D		8/22/1983	Eastland	TX	834	296
Long, Dixie Receiver		3/13/1984	Eastland	TX	855	227
Boswell, Ruth Carruth	PHI Resources, Ltd	9/27/1983	Eastland	TX	844	917
Crow, Ben O.		9/27/1983	Eastland	TX	835	685
Marshall, Faye	PHI Resources, Ltd	9/27/1983	Eastland	TX	844	915
Hamrick, Mary C	PHI Resources, Ltd	10/27/1983	Eastland	TX	844	905
Kirk, Frank	PHI Resources, Ltd	10/13/1983	Eastland	TX	844	910
Cienfuegos, Waldine Carruth	PHI Resources, Ltd	9/27/1983	Eastland	TX	844	913
Griffin, Louise	PHI Resources, Ltd	9/27/1983	Eastland	TX	844	919
Brewer, John H	PHI Resources, Ltd	10/13/1983	Eastland	TX	844	907
Carruth, J Paul		6/26/1984	Eastland	TX	864	325
Speer, Mayne Alexander	PHI Resources, Ltd.	7/10/1984	Eastland	TX	864	974
Juby, Fred Trustee	PHI Resources, Ltd	11/1/1984	Eastland	TX	901	117
Andrus, Dolores S	PHI Resources, Ltd.	11/19/1984	Eastland	TX	901	115
Barnowski, Olive Alena	PHI Resources, Ltd.	11/19/1984	Eastland	TX	901	113
Bailey, Deola Ann	PHI Resources, Ltd	11/19/1984	Eastland	TX	910	14
Rowch-Brown, Mary Jane, Receiver	PHI Resources, Ltd	2/26/1985	Eastland	TX	927	182
Andrus, Levurl	PHI Resources, Ltd	11/19/1984	Eastland	TX	961	49
Robinson, Nelle W	PHI Resources, Ltd	11/19/1984	Eastland	TX	961	47
Andrus, Gabriel O	Sun Exploration and Production Company	8/27/1985	Eastland	TX	1015	318
Alexander, J C	Sun Operating Limited Partnership	10/14/1986	Eastland	TX	1140	238

Lessor	Lessee	Date	County	State	Book	Page
Long, Dixie, Receiver	PHI Resources, Ltd	1/14/1985	Eastland	TX	927	170
Emde, Nina F	PHI Resources, Ltd	10/6/1983	Eastland	TX	844	745
Noel, W J		5/9/1984	Eastland	TX	858	674
Hooker, Viola Noel	PHI Resources, Ltd.	6/15/1984	Eastland	TX	862	493
Hoover, Lois M	PHI Resources, Ltd.	4/5/1984	Eastland	TX	862	491
Noel, R. C.	Sun Exploration	5/9/1984	Eastland	TX	858	678
Brook, Laveda Noel	Sun Exploration	5/9/1984	Eastland	TX	858	690
Noel, Bess	Sun Exploration	5/9/1984	Eastland	TX	858	684
Mahan, Naoma W.	PHI Resources, Ltd.	5/9/1984	Eastland	TX	858	692
Lucas, Lillie P.	PHI Resources, Ltd.	5/9/1984	Eastland	TX	858	672
Blankenship, Wanda Noel	PHI Resources, Ltd.	5/9/1984	Eastland	TX	858	680
Noel, Gladys	PHI Resources, Ltd.	5/9/1984	Eastland	TX	858	694
Noel, Boyd J.	PHI Resources, Ltd.	5/9/1984	Eastland	TX	585	682
Kreidel, Melba Noel	PHI Resources, Ltd.	5/9/1984	Eastland	TX	858	676
Graham, Mary Helen	PHI Resources, Ltd.	5/9/1984	Eastland	TX	858	686
Noel, Turner	Sun Exploration	5/9/1984	Eastland	TX	858	688
Gallaway, Charles Roland	PHI Resources, Ltd.	8/22/1984	Eastland	TX	878	314
Lewis, Joe Carroll	PHI Resources, Ltd.	11/4/1983	Eastland	TX	844	742
Battenfield, Elaine		9/12/1984	Eastland	TX	901	23
McLearen, Linda S		9/12/1984	Eastland	TX	901	43
Lewis, Joe C		9/12/1984	Eastland	TX	901	34
Plaunty, June		9/12/1984	Eastland	TX	901	40
Lewis, Manford		9/12/1984	Eastland	TX	901	37
Shoemaker, Zoe	PHI Resources, Ltd.	9/12/1984	Eastland	TX	901	46
Darlivon, Lewis, Life Est & Atty-in-	PHI Resources, Ltd.	9/12/1984	Eastland	TX	901	31
Martin, Scott Harrison, Life Estate	Sun Operating Limited Partnership	12/17/1985	Eastland	TX	1066	17
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	49
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	52
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	55
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	58
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	61
Foote, J.B.	PHI Resources, Ltd.	9/7/1983	Erath	TX	34	933
			Eastland	TX	834	304
Schaul, Charles R.	PHI Resources, Ltd.	10/10/1983	Erath	TX	37	48
			Eastland	TX	845	6
Silverstein, Sam	PHI Resources, Ltd.	10/10/1983	Erath	TX	37	52
			Eastland	TX	845	22
Schaul, Mark H.	PHI Resources, Ltd.	10/10/1983	Erath	TX	37	44
			Eastland	TX	845	14
Silverstein, Robert F.	PHI Resources, Ltd.	10/10/1983	Erath	TX	37	56
			Eastland	TX	845	10
Silverstein, Philip J.	PHI Resources, Ltd.	10/10/1983	Erath	TX	37	60

Lessor	Lessee	Date	County	State	Book	Page
			Eastland	TX	844	959
Reishman, Dorothy S.	PHI Resources, Ltd.	9/2/1983	Erath	TX	37	31
			Eastland	TX	845	18
Lehman, Marion S.	PHI Resources, Ltd.	10/10/1983	Erath	TX	37	15
			Eastland	TX	844	955
Spear, Betty S.	PHI Resources, Ltd.	10/10/1983	Erath	TX	37	64
			Eastland	TX	844	963
Reishman, John V.		9/22/1983	Erath	TX	37	35
			Eastland	TX	845	1
Pool, Truett W.		4/25/1984	Erath	TX	39	307
			Eastland	TX	858	721
Reishman, W.J. Jr.		9/2/1983	Erath	TX	40	334
			Eastland	TX	864	348
Kaufman, Lois S.		10/10/1983	Erath	TX	40	236
			Eastland	TX	862	554
Hubbard, R.E. Estate		12/29/1983	Erath	TX	41	158
			Eastland	TX	869	8
Ladd Petroleum Corporation		4/13/1984	Erath	TX	41	180
			Eastland	TX	869	13
Silverstein, Ann, Trustee	PHI Resources, Ltd.	2/15/1985	Erath	TX	45	79
			Eastland	TX	941	289
Speer, Burnie Lucille	PHI Resources, Ltd.	1/29/1985	Erath	TX	45	85
			Eastland	TX	941	285
Brian, Juanita Sayles	Sun	5/14/1985	Erath	TX	45	418
			Eastland	TX	961	144
Zuspann, Eloise	PHI Resources, Ltd.	5/13/1985	Erath	TX	45	211
			Eastland	TX	957	41
Watson, Francis III	Sun Exploration and Production Company	5/3/1985	Erath	TX	48	304
			Eastland	TX	1022	5
Kleinow, Jewell H. Watson	PHI Resources, Ltd.	5/3/1985	Erath	TX	48	300
			Eastland	TX	1022	1
Patterson, Jefferson Meadows		8/15/1983	Comanche	TX	573	464
	Sun Exploration		Eastland	TX	845	113
Harrison, Joe Edward et al	PHI Resources, Ltd	8/8/1983	Eastland	TX	862	706
Seley, Martha Witt	PHI Resources, Ltd	12/7/1983	Eastland	TX	845	86
Zuspann, Eloise Receiver		3/13/1984	Eastland	TX	855	224
Witt, Margie K.	PHI Resources, Ltd	3/1/1984	Eastland	TX	858	758
Pickens, Elizabeth W		3/1/1984	Eastland	TX	855	556
Baptist Foundation of Texas	PHI Resources, Ltd.	8/8/1983	Erath	TX	40	408
Hamilton, Robert Earl	PHI Resources, Ltd.	11/7/1984	Erath	TX	43	61
Hamilton, O.N.		11/7/1984	Erath	TX	43	66
Keathley, Lona Jo	PHI Resources, Ltd.	12/3/1984	Erath	TX	43	231
Bruton, Virginia L.	PHI Resources, Ltd.	11/28/1984	Erath	TX	43	222
Hawkins, Beauford E.	PHI Resources, Ltd.	12/11/1984	Erath	TX	43	228

Lessor	Lessee	Date	County	State	Book	Page
McGinnis, Billy Howard	PHI Resources, Ltd.	12/11/1984	Erath	TX	43	239
Garner, Lovie E.	PHI Resources, Ltd.	12/11/1984	Erath	TX	43	225
McFarland, Louise Exec of	PHI Resources, Ltd.	1/29/1985	Erath	TX	44	51
Tanton, Pamela Sue	PHI Resources, Ltd.	12/4/1984	Erath	TX	44	74
Marks, Malvern	PHI Resources, Ltd.	3/1/1985	Erath	TX	44	63
McGinnis, Jock A.	PHI Resources, Ltd.	12/11/1984	Erath	TX	44	54
Warner, Golden Cwila Davis	PHI Resources, Ltd.	12/11/1984	Erath	TX	44	78
Miller, Ofa Davis	PHI Resources, Ltd.	12/11/1984	Erath	TX	44	65
McGinnis, Reba M.	PHI Resources, Ltd.	12/11/1984	Erath	TX	44	57
Morgan, Nonne Mack	PHI Resources, Ltd.	12/11/1984	Erath	TX	44	68
McGinnis, Weldon Scott	PHI Resources, Ltd.	12/11/1984	Erath	TX	44	60
Cause No. 16,738	PHI Resources, Ltd.	2/27/1985	Erath	TX	43	429
Smith, Lillian F.	PHI Resources, Ltd.	3/11/1985	Erath	TX	44	321
McGinnis, J. Neal	PHI Resources, Ltd.	3/20/1985	Erath	TX	45	59
Merchants State Bank	PHI Resources, Ltd.	2/25/1985	Erath	TX	45	69
Riddell, W.C.	PHI Resources, Ltd.	3/11/1985	Erath	TX	44	308
Smith, Jane	PHI Resources, Ltd.	2/25/1985	Erath	TX	44	318
Davis, Robert W. Jr.	PHI Resources, Ltd.	3/5/1985	Erath	TX	44	281
Worthington, Frances Fant	PHI Resources, Ltd.	3/11/1985	Erath	TX	44	325
Shelton, Opal	PHI Resources, Ltd.	2/15/1985	Erath	TX	44	311
Davis, Barron E.	PHI Resources, Ltd.	1/28/1985	Erath	TX	44	40
			Eastland	TX	910	49
Vaught, Betty Joy	PHI Resources, Ltd.	3/20/1985	Erath	TX	45	92
McGinnis, Ola	PHI Resources, Ltd.	3/20/1985	Erath	TX	45	63
Cherry, Gay Nell	PHI Resources, Ltd.	3/20/1985	Erath	TX	45	34
Hill, Fannie	PHI Resources, Ltd.	2/12/1985	Erath	TX	45	39
			Eastland	TX	941	245
Carruth, Henry A.	PHI Resources, Ltd.	2/12/1985	Erath	TX	45	26
			Eastland	TX	941	241
Carruth, J. Paul	PHI Resources, Ltd.	2/12/1985	Erath	TX	45	30
			Eastland	TX	941	237
Fant, David L.	PHI Resources, Ltd.	3/11/1985	Erath	TX	45	443
Moore, Joann	PHI Resources, Ltd.	12/11/1984	Erath	TX	45	454
Cienfuegos, Waldine Carruth	PHI Resources, Ltd.	2/12/1985	Erath	TX	45	435
			Eastland	TX	961	27
Boswell, Ruth Carruth	PHI Resources, Ltd.	2/12/1985	Erath	TX	45	412
			Eastland	TX	961	35
Carruth, D.R.	PHI Resources, Ltd.	2/12/1985	Erath	TX	45	423
			Eastland	TX	961	39
Carruth, Perry	PHI Resources, Ltd.	2/12/1985	Erath	TX	45	431
			Eastland	TX	961	31
Carruth, Ernest	PHI Resources, Ltd.	2/12/1985	Erath	TX	45	427
			Eastland	TX	961	43
Fewell, Robert	Sun	6/26/1985	Erath	TX	46	192
Woodall, Henry Clyde	Sun	6/26/1985	Erath	TX	46	199
Fewell, James Edward	Sun	6/27/1985	Erath	TX	46	188

Lessor	Lessee	Date	County	State	Book	Page
Miles, Evelyn Polk	Sun	7/17/1985	Erath	TX	46	384
Moran, Wanda	Sun Exploration and Production Company	6/12/1985	Erath	TX	47	98
Newsom, Christeen	Sun Exploration and Production Company	6/12/1985	Erath	TX	47	100
McGinnis, J. Neal	Sun Exploration and Production Company	8/20/1985	Erath	TX	47	94
McGinnis, Ola	Sun Exploration and Production Company	8/20/1985	Erath	TX	47	96
Cherry, Gay Nell	220	8/20/1985	Erath	TX	47	220
Vaught, Betty Joy	Sun Exploration and Production Company	8/20/1985	Erath	TX	47	235
Hughes, J.W.	PHI Resources, Ltd.	11/28/1984	Erath	TX	47	227
Fewell, Clifford	Sun Exploration and Production Company	6/26/1985	Erath	TX	47	352
Woodall, William Henry	Sun Operating Limited Partnership	6/24/1986	Erath	TX	51	428
John, June McGinnis	PHI Resources, Ltd.	12/11/1984	Erath	TX	51	408
Keathley, Marsha McGinnis	Sun Operating Limited Partnership	7/18/1986	Erath	TX	55	250
			Eastland	TX	1141	70
McGinnis, James Sidney	Sun Operating Limited Partnership	11/14/1986	Erath	TX	55	254
			Eastland	TX	1141	67
Hooker, Ray et ux	PHI Resources, Ltd.	11/8/1983	Comanche	TX	573	349
Griffis, Jo	Sun Exploration and Production Company	9/9/1985	Comanche	TX	604	235
Thompson, Bob A	Sun Exploration and Production Company	9/9/1985	Comanche	TX	604	232
Thompson, Sam J	Sun Exploration and Production Company	9/9/1985	Comanche	TX	607	408
Rash, Priscilla Thompson Ind	Sun Exploration and Production Company	12/12/1985	Comanche	TX	612	9
Toler, Dimple D	Sun Exploration and Production Company	10/7/1985	Comanche	TX	612	6
Drewes, Gloria J	PHI Resources, Ltd	4/8/1985	Eastland	TX	957	138
Shipman, Betty J	PHI Resources, Ltd	4/8/1985	Eastland	TX	957	144
Jones, Vergal A	PHI Resources, Ltd	4/8/1985	Eastland	TX	957	141
Vanyo, Jo Elaine	PHI Resources, Ltd	4/8/1985	Eastland	TX	957	126
Jones, Gerald Desmond	PHI Resources, Ltd	3/27/1985	Eastland	TX	967	178
J. D. McClarney	Sun Operating Limited Partnership	1/6/1986	Eastland	TX	1043	309
Phillips, Barbara Woodard	PHI Resources, Ltd.	2/1/1984	Eastland	TX	855	404
Woodard, David Jackson		2/1/1984	Eastland	TX	855	407
Grant, David A.	PHI Resources, Ltd.	2/1/1984	Eastland	TX	855	394
Peterson, Marni	PHI Resources, Ltd.	2/1/1984	Eastland	TX	855	396
Sabatka, Emma Woodard	PHI Resources, Ltd.	2/1/1984	Eastland	TX	855	398
Grant, David H.	Sun Exploration	2/1/1984	Eastland	TX	855	401

Lessor	Lessee	Date	County	State	Book	Page
Dixon, J. Coe	PHI Resources, Ltd.	2/1/1984	Eastland	TX	855	391
Ellis, Ophelia		2/1/1984	Eastland	TX	869	49
Long, Dixie Receiver		6/1/1983	Eastland	TX	826	197
Zuspann, Eloise Receiver		6/1/1983	Eastland	TX	826	342
Ragland, E C Indiv & Remainderman	PHI Resources, Ltd.	4/20/1983	Eastland	TX	862	609
Boswell, Ruth Carruth		5/4/1984	Eastland	TX	862	667
Cienfuegos, Waldine Carruth		5/4/1984	Eastland	TX	862	664
Burns, Eva Marie	PHI Resources, Ltd.	5/4/1984	Eastland	TX	859	10
Hawkins, Jimmy		5/4/1984	Eastland	TX	859	14
Rushing, Stanley	PHI Resources, Ltd.	5/5/1984	Eastland	TX	862	636
Bednarz, Sue Dollins		5/4/1984	Eastland	TX	859	20
Dunman, Jo Ann	PHI Resources, Ltd.	5/5/1984	Eastland	TX	862	658
Branum, Billie Jean		5/4/1984	Eastland	TX	862	654
McFarlane, Dani Dell		5/16/1984	Eastland	TX	862	662
Brown, Patricia Dawn		5/5/1984	Eastland	TX	862	656
Brown, Dr Audie A		5/4/1984	Eastland	TX	862	660
Johnson, Janell Carruth		4/18/1984	Eastland	TX	862	670
White, Eva Herrington		5/16/1984	Eastland	TX	859	8
Rogers, Euella Dollins		5/4/1984	Eastland	TX	859	16
Wiegand, Jannie		5/5/1984	Eastland	TX	862	638
Maxcey, R. Lee et vir		5/5/1984	Eastland	TX	862	640
Nowlin, Toni J.	PHI Resources, Ltd.	5/16/1984	Eastland	TX	862	642
Rushing, M.F. Jr		5/5/1984	Eastland	TX	862	644
Peel, Nell Cogburn	PHI Resources, Ltd.	5/16/1984	Eastland	TX	862	646
Hawkins, Opal	PHI Resources, Ltd.	5/4/1984	Eastland	TX	862	648
Cogburn, Dr Harold N.		5/4/1984	Eastland	TX	862	652
Drew, Betty Cogburn		5/16/1984	Eastland	TX	862	650
Huckaby, June	PHI Resources, Ltd.	5/4/1984	Eastland	TX	859	22
May, R. E.	PHI Resources, Ltd.	5/4/1984	Eastland	TX	859	18
Hoover, Lois		5/16/1984	Eastland	TX	859	3
Fairweather, Wilma		5/5/1984	Eastland	TX	859	6
Chamberlain, Doris		5/4/1984	Eastland	TX	859	1
Westbrook, Idell		4/18/1984	Eastland	TX	859	28
Carruth, Beatrice F.		4/18/1984	Eastland	TX	859	30
Work, Estelle		4/18/1984	Eastland	TX	859	44
Huff, Bonnye Brown		5/5/1984	Eastland	TX	865	10
Nabors, Bobby Don		8/8/1984	Eastland	TX	864	377
Tinsley, Lorene		4/14/1983	Eastland	TX	864	383
Smith, Carrie Mae		7/5/1984	Eastland	TX	864	381
Joiner, Marion		7/11/1984	Eastland	TX	864	371
Barham, Raymond		7/9/1984	Eastland	TX	864	375
Barham, Edward Earl	PHI Resources, Ltd.	7/9/1984	Eastland	TX	864	373
Pazdral, Lucille Brown		5/5/1984	Eastland	TX	864	379
Prestridge, Peggy Joyce		5/4/1984	Eastland	TX	859	12
Carruth, J Paul		5/4/1984	Eastland	TX	864	385
Barham, Gerald Lynn	PHI Resources, Ltd	7/9/1984	Eastland	TX	865	8
Nabors, Rafe S Jr		8/8/1984	Eastland	TX	870	116

Lessor	Lessee	Date	County	State	Book	Page
Nabors, Roland		8/8/1984	Eastland	TX	879	51
Brown, Robert C	PHI Resources, Ltd	11/6/1984	Eastland	TX	901	107
Johnson, Marjorie	PHI Resources, Ltd	11/6/1984	Eastland	TX	901	110
Rushing, Bradley	PHI Resources, Ltd	5/5/1984	Eastland	TX	901	102
Powers, Woodrow M	PHI Resources, Ltd	6/1/1983	Eastland	TX	901	104
McClaran, William C	PHI Resources, Ltd	5/4/1984	Eastland	TX	910	40
Ficklen, Mary Alice	PHI Resources, Ltd	11/6/1984	Eastland	TX	910	43
Cowan, Elizabeth Anne	PHI Resources, Ltd	5/4/1984	Eastland	TX	910	37
Johnson, Janell Carruth	Sun	5/21/1985	Eastland	TX	967	135
Moorhead, Homan D	Sun	5/21/1985	Eastland	TX	967	125
Westbrook, Idell	Sun	5/20/1985	Eastland	TX	967	121
Work, Estelle	Sun	5/21/1985	Eastland	TX	967	131
Moorhead, Era L	Sun	5/21/1985	Eastland	TX	967	127
Carruth, Beatrice F	Sun	5/20/1985	Eastland	TX	967	129
Carruth, Donald Richard	Sun	5/20/1985	Eastland	TX	977	323
Carruth, Betty Ruth	Sun	5/21/1985	Eastland	TX	983	43
Sanders, Mary Louise	Sun	7/30/1985	Eastland	TX	983	41
Flanagan, Jewell Moore	Sun	8/6/1985	Eastland	TX	983	39
Fox, Deola	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1000	175
Moore, G H	Sun Exploration and Production Company	9/16/1985	Eastland	TX	998	287
Peacock, Rachel	Sun Exploration and Production Company	9/16/1985	Eastland	TX	998	291
Moore, L. A.	Sun Exploration and Production Company	9/16/1985	Eastland	TX	998	297
Moore, Elvis E.	Sun Exploration and Production Company	9/16/1985	Eastland	TX	998	293
Brown, Milton D	Sun Exploration and Production Company	9/11/1985	Eastland	TX	998	295
Wilbanks, Hazel Faye	Sun Exploration and Production Company	9/16/1985	Eastland	TX	998	289
Higginbotham, Gary Jon	Sun Exploration and Production Company	8/27/1985	Eastland	TX	998	305
Moore, Alma	Sun Exploration and Production Company	9/30/1985	Eastland	TX	1003	43
Shain, Lee	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1003	41
Brown, James E	Sun Exploration and Production Company	9/11/1985	Eastland	TX	1005	206
Kelley, Bobbie Jane	Sun Exploration and Production Company	10/9/1985	Eastland	TX	1016	76
Stacker, Lillian	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1016	88
Jones, Eutavede M	Sun Exploration and Production Company	10/9/1985	Eastland	TX	1016	84
Peacock, Sue	Sun Exploration and Production Company	10/15/1985	Eastland	TX	1016	80
Savage, Shirley	Sun Exploration and Production Company	10/15/1985	Eastland	TX	1016	86

Lessor	Lessee	Date	County	State	Book	Page
Moore, J K	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1016	90
Moore, S L	Sun Exploration and Production Company	10/9/1985	Eastland	TX	1016	96
Shannon, Blanche I	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1016	108
Braziel, Claudine M	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1016	94
Owens, Nancy Lee Martin	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1016	78
Stacker, Justin Charles	Sun Exploration and Production Company	10/7/1985	Eastland	TX	1016	98
Martin, Earl	Sun Exploration and Production Company	10/9/1985	Eastland	TX	1016	92
Brown, Joy Lee	Sun Exploration and Production Company	10/16/1985	Eastland	TX	1016	102
Fonville, Joe Arthur	Sun Exploration and Production Company	10/16/1985	Eastland	TX	1016	104
Fonville, Katie	Sun Exploration and Production Company	10/15/1985	Eastland	TX	1016	114
Moore, Larry	Sun Exploration and Production Company	10/23/1985	Eastland	TX	1016	106
Brock, Mavis A	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1016	108
Moore, Teddy	Sun Exploration and Production Company	10/9/1985	Eastland	TX	1016	112
Sandlin, Deborah Sue	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1016	110
Wurth, Ruby Rae	Sun Exploration and Production Company	10/30/1985	Eastland	TX	1022	88
Ingle, Ruby Moorhead	Sun Exploration and Production Company	11/25/1985	Eastland	TX	1022	92
Moorhead, Johnny Ray	Sun Exploration and Production Company	11/25/1985	Eastland	TX	1022	94
Moorhead, Howard Dean	Sun Exploration and Production Company	11/25/1985	Eastland	TX	1022	96
Blackman, Emmalee Moore	Sun Exploration and Production Company	10/9/1985	Eastland	TX	1022	98
Moorhead, D P	Sun Exploration and Production Company	11/25/1985	Eastland	TX	1022	106
King, Helen Diane Rushing	Sun Exploration and Production Company	11/11/1985	Eastland	TX	1022	100
Rushing, Helen Parks	Sun Exploration and Production Company	11/11/1985	Eastland	TX	1022	102
Baggett, M Alene	Sun Exploration and Production Company	11/15/1985	Eastland	TX	1022	90
Stacker, Judith	Sun Exploration and Production Company	11/8/1985	Eastland	TX	1022	104
Eggemeyer, Virginia Ann	Sun Exploration and Production Company	8/27/1985	Eastland	TX	1016	72

Lessor	Lessee	Date	County	State	Book	Page
Moore, Charles R	Sun Operating Limited Partnership	12/9/1985	Eastland	TX	1033	78
Muncy, Janyth L	Sun Operating Limited Partnership	12/2/1985	Eastland	TX	1033	76
Moore, Michael	Sun Exploration and Production Company	11/11/1985	Eastland	TX	1033	85
Moore, Betty G	Sun Exploration and Production Company	11/11/1985	Eastland	TX	1033	92
Fullington, Rayna Jo	Sun Exploration and Production Company	11/11/1985	Eastland	TX	1033	94
Moorhead, Betty	Sun Exploration and Production Company	11/25/1985	Eastland	TX	1033	82
Odom, Wanona	Sun Exploration and Production Company	11/12/1985	Eastland	TX	1033	89
Hinson, Vinita Moorhead	Sun Exploration and Production Company	11/25/1985	Eastland	TX	1033	87
Harkins, Linda Faye	Sun Operating Limited Partnership	12/9/1985	Eastland	TX	1033	80
Dickey, Mary Doretta	Sun Exploration and Production Company	10/23/1985	Eastland	TX	1044	3
Fonville, Zelvin B	Sun Operating Limited Partnership	12/9/1985	Eastland	TX	1044	1
Hargrave, Norma	Sun Operating Limited Partnership	1/8/1986	Eastland	TX	1043	327
Bradberry, J C Jr	Sun Operating Limited Partnership	1/3/1986	Eastland	TX	1044	5
Labaume, Edith Mae	Sun Operating Limited Partnership	5/21/1986	Eastland	TX	1077	322
Moorhead, R D	Sun Operating Limited Partnership	5/14/1986	Eastland	TX	1077	325
Estate of Mildred D. Brown	Sun Operating Limited Partnership	5/21/1986	Eastland	TX	1093	112
Fonville, Lydia Murrell	Sun Operating Limited Partnership	5/21/1986	Eastland	TX	1093	109
Betcher, Carl Richard	Sun Operating Limited Partnership	5/22/1986	Eastland	TX	1093	105
Hall, Ileta H.	Sun Operating Limited Partnership	6/19/1986	Eastland	TX	1098	220
Fonville, Johnnie Thomas	Sun Operating Limited Partnership	7/11/1986	Eastland	TX	1108	107
Edward L. Carlisle Trusts	Sun Operating Limited Partnership	9/29/1986	Eastland	TX	1116	166
Melton, Etta Oneta	Sun Operating Limited Partnership	8/26/1986	Eastland	TX	1116	169
Ferguson, Mildred Murphree	Sun Operating Limited Partnership	5/22/1986	Eastland	TX	1116	163
Holdridge, Isla M.	Sun Operating Limited Partnership	10/2/1986	Eastland	TX	1122	154
Porter, Gracie Marie	Sun Operating Limited Partnership	10/10/1986	Eastland	TX	1122	148

Lessor	Lessee	Date	County	State	Book	Page
Carroll, Marilyn Adell	Sun Operating Limited Partnership	10/21/1986	Eastland	TX	1122	151
Ferguson, Zula Laverne	Sun Operating Limited Partnership	10/10/1986	Eastland	TX	1122	145
Moore, Alma	Sun Operating Limited Partnership	12/4/1986	Eastland	TX	1141	82
Priedo, Machelle Renee	Sun Operating Limited Partnership	9/22/1986	Eastland	TX	1141	85
Newsom, Karen	Sun Operating Limited Partnership	11/6/1986	Eastland	TX	1141	88
Anderson, Eunice Nadine	Sun Operating Limited Partnership	5/21/1986	Eastland	TX	1204	29
White, J.L.		5/31/1984	Eastland	TX	862	675
Leatherman, Lillian		4/17/1984	Eastland	TX	855	662
Boswell, Ruth Carruth		4/17/1984	Eastland	TX	855	664
Moorhead, Zenith D.		5/7/1984	Eastland	TX	859	24
Cienfuegos, Waldine Carruth		4/17/1984	Eastland	TX	862	679
Marsh, Ornitha Wauldine Daniel	Sun Exploration	5/7/1984	Eastland	TX	862	677
Honzell, Cleta	Sun Exploration	4/17/1984	Eastland	TX	855	666
Hay, Leta		6/26/1984	Eastland	TX	864	418
Doolin, Lavada		6/11/1984	Eastland	TX	864	414
Kendall, Annetta		6/26/1984	Eastland	TX	864	416
Montalbo, Nancy Pearl King	PHI Resources, Ltd.	5/31/1984	Eastland	TX	864	412
Bryant, Mary Janis Short		5/31/1984	Eastland	TX	864	410
Daniel, W C Indep Exec of W F Daniel		5/15/1984	Eastland	TX	862	673
Carruth, J Paul		4/17/1984	Eastland	TX	864	420
Hooper, R P	Sun	5/28/1985	Eastland	TX	967	181
Sparks, Cora	PHI Resources Ltd	5/7/1984	Eastland	TX	1005	208
Daniel, Francis M	Sun Operating Limited Partnership	12/31/1985	Eastland	TX	1044	35
Daniel, John G	Sun Operating Limited Partnership	9/24/1986	Eastland	TX	1122	142
Greenhaw, B.J.		12/9/1983	Eastland	TX	862	729
Greenhaw, B.J.		3/27/1984	Eastland	TX	862	722
Knaack, Ruth C		3/30/1984	Eastland	TX	855	656
Abernathy, Melvin	Sun Exploration and Production Company	9/18/1985	Eastland	TX	998	303
Abernathy, Mark E	Sun Exploration and Production Company	10/30/1985	Eastland	TX	1022	86
Pair, Beverly Zoe	Sun Exploration and Production Company	11/11/1985	Eastland	TX	1043	318
Greenhaw, B.J.		5/11/1984	Eastland	TX	862	727
Thomas, William L	Sun	5/30/1985	Eastland	TX	967	117
Greenhaw, B.J.		1/25/1984	Eastland	TX	862	724
Fox, William Henry	Sun Operating Limited Partnership	9/23/1986	Eastland	TX	1116	168

Lessor	Lessee	Date	County	State	Book	Page
Sauter, Martha Ann Fox	Sun Operating Limited Partnership	10/15/1986	Eastland	TX	1122	135
Hawkins, Beauford E		5/10/1984	Eastland	TX	859	32
Moore, Jo Ann		5/18/1984	Eastland	TX	864	390
McGinnis, J.N.		5/3/1984	Eastland	TX	864	393
McGinnis, Reba M.		5/3/1984	Eastland	TX	864	396
McGinnis, Weldon Scott		5/3/1984	Eastland	TX	862	696
Morgan, Nonne Mack	Sun Exploration	8/1/1984	Eastland	TX	870	127
McGinnis, Billy Howard		7/17/1984	Eastland	TX	870	124
John, June McGinnis		9/5/1984	Eastland	TX	899	168
Shelton, Opal		5/7/1984	Eastland	TX	899	171
Garner, Lovie E	PHI Resources, Ltd	6/4/1984	Eastland	TX	910	46
McGinnis, Jock A	PHI Resources, Ltd	11/20/1984	Eastland	TX	927	278
Miller, Ofa Davis	Sun Operating Limited Partnership	11/5/1986	Eastland	TX	1141	100
Warner, Golda Cwilla Davis	Sun Operating Limited Partnership	10/15/1986	Eastland	TX	1167	320
Wisdom, Bobby D et ux	PHI Resources, Ltd.	1/17/1984	Eastland	TX	855	668
Wisdom, Bobby D et ux	PHI Resources, Ltd	1/17/1984	Eastland	TX	855	668
Richards, Billye L	PHI Resources, Ltd.	12/15/1983	Eastland	TX	855	385
Long, Dixie, Receiver	Sun Operating Limited Partnership	6/4/1986	Eastland	TX	1078	5
Johnson, Clyde L et ux	Sun Operating Limited Partnership	10/16/1986	Eastland	TX	1116	154
Wisdom, Bobby D et ux	Sun Operating Limited Partnership	9/16/1986	Eastland	TX	1122	129
May, R. E.		4/18/1984	Eastland	TX	859	35
Knaack, Ruth C		11/10/1983	Eastland	TX	855	658
Knaack, Ruth C		3/26/1984	Eastland	TX	855	649
Knaack, Ruth C		4/5/1984	Eastland	TX	855	652
Emde, Nina F.		3/26/1984	Eastland	TX	855	647
Comanche County Telephone Co., Inc	PHI Resources, Ltd	1/17/1984	Eastland	TX	859	46
Sparksman, Evah		4/10/1984	Eastland	TX	859	38
Knaack, Ruth C		11/7/1983	Eastland	TX	845	109
Roberts, Dorothy	PHI Resources, Ltd	2/28/1984	Eastland	TX	864	388
Weaver, Ulenda Sue		7/16/1984	Eastland	TX	865	6
Roberts, Jeff Adams	Sun	5/30/1985	Eastland	TX	978	1
McLearen, W R		3/29/1984	Eastland	TX	862	633
Colwick, Grace Chandler		7/17/1984	Comanche	TX	586	305
			Eastland	TX	870	137
May, R. E.		5/11/1984	Eastland	TX	862	571
Chandler, Frances Tate	Sun Exploration	7/17/1984	Comanche	TX	586	286
			Eastland	TX	870	143
Chandler, Helen White		7/17/1984	Comanche	TX	586	290
			Eastland	TX	870	155
Chandler, Joseph A	PHI Resources, Ltd.	7/17/1984	Comanche	TX	586	293
			Eastland	TX	870	146
Chandler, Randolph C		7/17/1984	Comanche	TX	586	296

Lessor	Lessee	Date	County	State	Book	Page
	PHI Resources, Ltd.		Eastland	TX	870	140
Chandler, W M Jr	Sun Exploration	7/17/1984	Comanche	TX	586	299
			Eastland	TX	870	149
Chandler, William Edward	PHI Resources, Ltd.	7/17/1984	Comanche	TX	586	302
			Eastland	TX	870	152
Chandler, Fred C Jr	PHI Resources Ltd	1/15/1985	Eastland	TX	998	200
Lane, Corrine	Sun Exploration and Production Company	9/20/1985	Eastland	TX	1003	45
Cook, Byrd Bell	Sun Exploration and Production Company	9/20/1985	Eastland	TX	1003	47
Cole, Margaret	Sun Exploration and Production Company	8/27/1985	Eastland	TX	998	307
Herrington, Douglas Edward	Sun Exploration and Production Company	10/7/1985	Eastland	TX	1016	18
Loveless, Josephine	Sun Exploration and Production Company	10/8/1985	Eastland	TX	1016	66
Harris, Rayford	Sun Exploration and Production Company	10/8/1985	Eastland	TX	1016	68
Phillips, Jane	Sun Exploration and Production Company	9/20/1985	Eastland	TX	1016	70
Grounds, Marilyn Irene	Sun Exploration and Production Company	9/23/1985	Eastland	TX	1022	42
Davis, Henry Ann Chandler	Sun Exploration and Production Company	11/25/1985	Eastland	TX	1043	259
Vaughan, W J	Sun Operating Limited Partnership	12/31/1985	Eastland	TX	1044	10
Allen, Billy G	Sun Operating Limited Partnership	12/31/1985	Eastland	TX	1044	8
Lanning, James K	Sun Operating Limited Partnership	2/26/1986	Eastland	TX	1066	29
Ross, Paula Kay	Sun Operating Limited Partnership	2/27/1986	Eastland	TX	1066	31
Tucker, Suzanne Haynie Ind &	Sun Operating Limited Partnership	3/11/1986	Eastland	TX	1066	33
Ross, Dempsey	Sun Operating Limited Partnership	2/27/1986	Eastland	TX	1077	244
Lanning, Marilee Garner	Sun Operating Limited Partnership	2/26/1986	Eastland	TX	1077	242
Searcy, John M	Sun Operating Limited Partnership	3/11/1986	Eastland	TX	1077	246
Blakeney, Thomas O	Sun Operating Limited Partnership	3/31/1986	Eastland	TX	1077	312
Wylie, John M	Sun Operating Limited Partnership	4/9/1986	Eastland	TX	1077	314
Blakeney, Mary T	Sun Operating Limited Partnership	4/16/1986	Eastland	TX	1077	317
Atkinson, Frances A	Sun Operating Limited Partnership	4/9/1986	Eastland	TX	1077	319
Bath, Connie Lanning Orler	Sun Operating Limited Partnership	6/5/1986	Eastland	TX	1098	159

Lessor	Lessee	Date	County	State	Book	Page
Ross, Kristina Grace	Sun Operating Limited Partnership	2/27/1986	Eastland	TX	1098	157
Welsch, Phyllis Lanning	Sun Operating Limited Partnership	2/26/1986	Eastland	TX	1092	321
Lanning, Royston S	Sun Operating Limited Partnership	2/26/1986	Eastland	TX	1092	319
Longley, Edgar Charles	Sun Operating Limited Partnership	6/5/1986	Eastland	TX	1092	316
Hickey, Fayne	Sun Operating Limited Partnership	4/9/1986	Eastland	TX	1093	99
Martin, Ann W	Sun Operating Limited Partnership	4/9/1986	Eastland	TX	1093	102
Steinbeck, Elaine A.	Sun Operating Limited Partnership	7/11/1986	Eastland	TX	1093	226
Chandler, Earl Harrison	Sun Operating Limited Partnership	9/10/1985	Eastland	TX	1098	223
Haynie, Rosemarie G	Maxie Brooks	10/16/1985	Eastland	TX	1014	79
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	17
Davis, Henry Ann	Sun Operating Limited Partnership	7/15/1986	Eastland	TX	1108	104
Boone, Jean A	Sun Operating Limited Partnership	10/22/1986	Eastland	TX	1122	157
Myers, George Andy	Sun Operating Limited Partnership	9/15/1986	Eastland	TX	1141	64
Schmidt, Patricia	Sun Operating Limited Partnership	9/23/1986	Eastland	TX	1141	94
Chandler, James H	Sun Operating Limited Partnership	6/11/1987	Eastland	TX	1218	20
O’Keeffe, Margaret	Sun Operating Limited Partnership	11/3/1986	Eastland	TX	1204	16
Breckenridge, Frances	Sun Operating Limited Partnership	9/23/1986	Eastland	TX	1204	34
Brown, Robert C	PHI Resources, Ltd.	2/18/1983	Eastland	TX	823	793
Greenhaw, B.J.		11/11/1979	Erath	TX	20	191
Greenhaw, B.J.		6/22/1984	Erath	TX	39	187
Field, Loma M.		1/30/1980	Erath	TX	21	903
Johnston, Cordia		1/31/1980	Erath	TX	21	906
Mapes, Florence Ann		1/30/1980	Erath	TX	21	915
Weaver, Billy		1/30/1980	Erath	TX	21	918
Weaver, C.C.		1/30/1980	Erath	TX	21	921
Weaver, Randle		2/4/1980	Erath	TX	21	924
Weaver, Elton		2/4/1980	Erath	TX	21	915
Mobil Producing Texas & New Mexico		10/16/1980	Erath	TX	28	691
Mobil Producing Texas & New Mexico		6/1/1980	Erath	TX	31	779
Brown, Robert C.		2/18/1983	Erath	TX	33	931
			Eastland	TX	823	804
Peterson, Imogene		5/9/1984	Eastland	TX	870	121

Lessor	Lessee	Date	County	State	Book	Page
Rushing, Dorothy Trustee		5/9/1984	Eastland	TX	870	118
Rushing, Novis,Life Est		5/9/1984	Eastland	TX	870	130
Eaton, Patsy		6/12/1984	Eastland	TX	870	133
Sharp, Zelma M		6/12/1984	Eastland	TX	879	56
Lewis, Mary Ruth Sharp	PHI Resources Ltd	6/12/1984	Eastland	TX	998	177
Sharp, R. L.	PHI Resources Ltd	6/12/1984	Eastland	TX	998	181
P C Dings Trust Agency		6/7/1983	Eastland	TX	869	52
Long, Dixie, Receiver		12/12/1984	Eastland	TX	901	21
Long, Dixie, Receiver	PHI Resources, Ltd	11/8/1983	Eastland	TX	835	709
Baluco Minerals Inc.	Bruce Berry, Trustee	12/14/1981	Eastland	TX	772	689
Herrington, Louise	Bruce Berry, Trustee	12/14/1981	Eastland	TX	776	343
Herrington, Allen	Bruce Berry, Trustee	12/14/1981	Eastland	TX	772	677
Herrington, Nell	Bruce Berry, Trustee	12/14/1981	Eastland	TX	771	826
Herrington, Doyle Glenn	Bruce Berry, Trustee	12/14/1981	Eastland	TX	772	679
Herrington, Frances	Bruce Berry, Trustee	12/14/1981	Eastland	TX	772	681
Cady, Ethel	Bruce Berry, Trustee	12/14/1981	Eastland	TX	772	683
Baluco Minerals Inc.	Bruce Berry, Trustee	12/14/1981	Eastland	TX	772	687
Herrington, Mary	Bruce Berry, Trustee	12/14/1981	Eastland	TX	772	685
Herrington, Grice	Bruce Berry, Trustee	12/14/1981	Eastland	TX	772	691
Rea, Frank T	Bruce Berry, Trustee	1/7/1982	Eastland	TX	775	389
Griffin, Gordon M Jr	Sun Operating Limited Partnership	9/17/1987	Eastland	TX	1203	272
Lane, H.T. et ux		6/13/1966	Eastland	TX	568	409
Cowart, Marvin E		9/1/1965	Eastland	TX	567	563
Fowler, Ruth Slayton et al	Sun Exploration	9/1/1965	Eastland	TX	568	141
Foote, A.M.		12/1/1967	Eastland	TX	578	473
Livingston Oil Company		12/1/1967	Eastland	TX	578	476
Hubbard, Ray M.		12/1/1967	Eastland	TX	578	477
Reishman, W.J. Jr.		12/1/1967	Eastland	TX	578	478
Reishman, Vincent J.		12/1/1967	Eastland	TX	578	480
Watson, Francis		12/1/1967	Eastland	TX	578	482
Sayles, Perry		12/1/1967	Eastland	TX	578	483
Lehman, Marion		12/1/1967	Eastland	TX	578	485
Silverstein, Robert		12/1/1967	Eastland	TX	578	486
Silverstein, Sam		12/1/1967	Eastland	TX	578	488
Schaul, Charles		12/1/1967	Eastland	TX	578	489
Kaufman, Lois		12/1/1967	Eastland	TX	578	491
Silverstein, Phillip		12/1/1967	Eastland	TX	578	492
Spear, Betty		12/1/1967	Eastland	TX	578	493
Schaul, Mark		12/1/1967	Eastland	TX	578	495
Silverstein, Lee		12/1/1967	Eastland	TX	578	497
Mosxowitz, Tressa		12/1/1967	Eastland	TX	587	472
Dixie Long, Receiver in Cause No. 32,176	Sun Operating Limited Partnership	12/23/1985	Erath	TX	48	308
			Eastland	TX	1022	9
Nance, Agatha	Wm. A. Hudson and Edward R	1/11/1968	Eastland	TX	577	103
Hankins, J L		10/30/1918	Eastland	TX	123	302
Hankins, Jess L		1/25/1967	Eastland	TX	574	155
Vickers, Elizabeth J.	Sun Exploration	2/1/1967	Eastland	TX	574	158

Lessor	Lessee	Date	County	State	Book	Page
Toombs, F.H.	Sun Exploration	4/18/1967	Eastland	TX	574	162
Beaird, Sarah F et al		2/3/1967	Eastland	TX	574	168
Shklar, Harry M	WM A & E R Hudson	2/19/1968	Eastland	TX	578	62
Robert, Billy F.		4/25/1967	Eastland	TX	574	165
Siegel, Florence		2/13/1967	Comanche	TX	574	160
Nathanson, Rught (Ruth)		2/14/1967	Eastland	TX	574	164
Getz, Harvey M	Sun Exploration	3/14/1968	Comanche	TX	579	51
Cause 32,716; Mary Jane Rowch-Brown as	Sun Operating Limited Partnership	12/30/1986	Eastland	TX	1140	234
Nadick, Merle	Sun Operating Limited Partnership	2/2/1987	Eastland	TX	1167	313
Brown, Robert C.		2/18/1983	Erath	TX	33	923
Brown, Robert C	PHI Resources, Ltd.	2/18/1983	Eastland	TX	823	809
Brown, Robert C.		2/18/1983	Erath	TX	33	938
Brown, Robert C	PHI Resources, Ltd.	2/18/1983	Eastland	TX	823	800
Rowch, Brown Mary Jane Receiver		6/8/1983	Erath	TX	42	237
			Eastland	TX	826	458
Clark, L E	PHI Resources, Ltd.	3/29/1984	Eastland	TX	864	963
Burton, Billie F		8/23/1966	Eastland	TX	569	544
Eppler, Ollie M		8/23/1966	Eastland	TX	569	545
Eppler, Miles		8/23/1966	Eastland	TX	569	546
Eppler, John L	Sun Exploration	8/23/1966	Eastland	TX	569	547
Nunnally, Edna	Sun Exploration	8/23/1966	Eastland	TX	570	311
Grice, G W et al		9/24/1917	Eastland	TX	98	632
McMillan, J.T.	Sun Exploration and Production Company	1/18/1918	Erath	TX	149	127
Brown, G A et al		11/26/1965	Eastland	TX	567	561
Brown, R.A. et ux		2/5/1963	Erath	TX	5	531
Brown, R A		10/2/1951	Eastland	TX	455	118
Gray, Donald Dewayne		8/1/1984	Eastland	TX	870	111
Singleton, L.E.		1/21/1971	Erath	TX	461	348
Terry, Janie		4/28/1971	Erath	TX	460	62
Buchanan, Lillian E.		1/26/1971	Erath	TX	461	345
Terry, Lee Edwin		1/29/1971	Erath	TX	461	327
Moorhead, Norma L.		1/29/1971	Erath	TX	461	342
Terry, W.S.		1/29/1971	Erath	TX	461	339
Tate, Leone		1/29/1971	Erath	TX	463	336
Moorhead, Ida M.		1/29/1971	Erath	TX	461	336
Lewis, D.D.	R.O. Harvey	12/21/1917	Erath	TX	149	617
Lewis, D.D.	R.O. Harvey	12/21/1917	Erath	TX	150	48
Matthews, J M et ux	B J Johnson, et al	6/20/1917	Eastland	TX	99	184
Lewis, Jesse H		2/14/1948	Eastland	TX	408	225
Crabb, Jack, et al		2/13/1948	Eastland	TX	408	209
Nash, C T et ux		2/16/1948	Eastland	TX	408	234
Hodges, Irene		2/16/1948	Eastland	TX	408	238
Hooker, Viola et vir	PHI Resources, Ltd.	2/21/1948	Eastland	TX	408	243
Jennings, Noel et ux		2/27/1948	Eastland	TX	408	247
McArthur, Floyd M et ux	Mobil	3/1/1948	Eastland	TX	408	598
Reising, Lucille et vir		2/20/1948	Eastland	TX	408	622

Lessor	Lessee	Date	County	State	Book	Page
Forbes, Lillie Pearl		2/20/1948	Eastland	TX	411	30
Summers, Estelle L		2/19/1948	Eastland	TX	411	48
Casey, Blanche et vir	Sun Exploration	2/20/1948	Eastland	TX	411	60
Fronk, Geneva et vir		5/21/1948	Eastland	TX	413	175
Ibach, Juanita et vir		10/27/1948	Eastland	TX	413	221
Allen, Eunice et vir		10/27/1948	Eastland	TX	413	225
Lewis, Melvin L et ux		2/19/1948	Eastland	TX	408	612
Davis, E S	B H Stiles et al	11/18/1918	Eastland	TX	127	21
Woodard, E C	R E Sikes	10/8/1917	Eastland	TX	98	460
Brewer, J E et al	Sun Exploration and Production Company	12/6/1922	Eastland	TX	233	545
Ervin, A J	B J Johnson et al	7/6/1917	Eastland	TX	99	193
Dugan, R. F.		1/17/1925	Eastland	TX	249	492
Mike Henry Oil Company		3/6/1923	Eastland	TX	232	412
Genoway, C II	Magnolia Petroleum Co	3/22/1919	Eastland	TX	137	507
Kimsey, R H		3/4/1925	Eastland	TX	251	411
Magnolia Petroleum Company		10/25/1938	Eastland	TX	351	305
Hog Creek Oil Company		1/3/1921	Eastland	TX	200	21
R. O. Harvey et al		10/31/1922	Eastland	TX	164	448
Moore, Leander		3/12/1918	Erath	TX	144	480
McMillan, Elzo, et al		9/5/1964	Erath	TX	400	87
Hyatt, Robert J		6/13/1966	Eastland	TX	568	407
Battenfield, Zetta et al	Ralph C. Hart	1/24/1969	Eastland	TX	589	246
Foote, A M		2/14/1918	Eastland	TX	168	2
Brown, A C		12/16/1919	Eastland	TX	174	282
Terry, Bobbie I		5/28/1919	Eastland	TX	148	157
Brown, A C et ux	H.H. Patton	5/8/1922	Eastland	TX	217	570
Gregory, Kyle S et ux	PHI Resources, Ltd	1/26/1984	Eastland	TX	868	296
Shubat, Lamoyne	PHI Resources, Ltd.	4/12/1984	Eastland	TX	864	309
Woodard, R Bruce	PHI Resources, Ltd.	2/6/1984	Eastland	TX	864	305
Roughton, Georgia A		2/28/1984	Eastland	TX	864	976
Nolte, Hattie	PHI Resources, Ltd.	2/28/1984	Eastland	TX	864	317
Smith, Floyd	PHI Resources, Ltd.	2/20/1984	Eastland	TX	864	321
Woodard, Jakey H	PHI Resources, Ltd.	3/1/1984	Eastland	TX	864	313
Taylor, Doris	Sun Exploration and Production Company	8/7/1985	Eastland	TX	1140	196
Stockton, Wilber	Sun Exploration and Production Company	8/7/1985	Eastland	TX	1140	201
Hargrove, Nora Gertrude	Sun Exploration and Production Company	8/5/1985	Eastland	TX	1167	201
Watson, Billie Beth	Sun Exploration and Production Company	8/1/1985	Eastland	TX	998	232
Sanders, Jack	Sun Exploration and Production Company	8/1/1985	Eastland	TX	998	173
Stockton, W. B. Jr.	Sun Exploration and Production Company	8/22/1985	Eastland	TX	1167	209
Foor, Betty Joyce	Sun Exploration and Production Company	8/1/1985	Eastland	TX	1005	217

Lessor	Lessee	Date	County	State	Book	Page
Stockton, Warren	Sun Operating Limited Partnership	1/20/1986	Eastland	TX	1167	205
Vauthier, Virginia	Sun Operating Limited Partnership	1/20/1986	Eastland	TX	1167	213
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	20
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	24
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	29
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	33
Stockton, Calvin	Sun Operating Limited Partnership	8/11/1986	Eastland	TX	1204	24
Fein, Henry	PHI Resources, Ltd	1/23/1984	Eastland	TX	859	26
Sanders, Woodrow W.	Sun Exploration	2/22/1984	Eastland	TX	870	114
Eaton, Patsy	Sun	5/30/1985	Eastland	TX	967	119
Sharp, R L	Sun Exploration and Production Company	9/24/1985	Eastland	TX	998	299
Lewis, Mary Ruth Sharp	Sun Exploration and Production Company	9/24/1985	Eastland	TX	998	301
Neff, Gerald D	Sun Operating Limited Partnership	6/4/1986	Eastland	TX	1093	91
Sharp, Zelma M	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1093	89
Neff, E Richard	Sun Operating Limited Partnership	6/4/1986	Eastland	TX	1093	94
Greenhaw, B J		3/1/1970	Eastland	TX	590	123
Greenhaw, B J	Hog Creek Oil Corporation	7/1/1983	Eastland	TX	832	258
Parker, Richard Ray	PHI Resources, Ltd	3/20/1985	Eastland	TX	960	288
Wright, Lavelle Anderson	PHI Resources, Ltd	4/11/1985	Eastland	TX	967	79
Nash, Lemuel J	PHI Resources, Ltd	4/11/1985	Eastland	TX	960	303
Nash, Opal Gertrude	PHI Resources, Ltd	4/11/1985	Eastland	TX	960	300
Alexander, Eva Mae Nash	PHI Resources, Ltd	4/11/1985	Eastland	TX	960	297
Black, Bernice Nash	PHI Resources, Ltd	4/11/1985	Eastland	TX	960	294
Wilkerson, Gladys Nash	PHI Resources, Ltd	4/11/1985	Eastland	TX	960	291
Tillery, Benita Parker	PHI Resources, Ltd	4/11/1985	Eastland	TX	960	285
Fleming, Rena Fay Nash	PHI Resources, Ltd	4/11/1985	Eastland	TX	960	282
Musick, Kathryn George	PHI Resources, Ltd	3/20/1985	Eastland	TX	960	276
George, Ara	PHI Resources, Ltd	3/20/1985	Eastland	TX	960	279
Parker, Herbert H	PHI Resources, Ltd	4/11/1985	Eastland	TX	967	76
Beckstrom, Sylvia L P	Sun	6/14/1985	Eastland	TX	978	98
Powell, Maurice Eugene	Sun	6/14/1985	Eastland	TX	977	297
Waldron, Helen E S	Sun	6/27/1985	Eastland	TX	973	9
Martin, Leila A S	Sun	6/27/1985	Eastland	TX	973	11
Nash, Opal Gertrude	Sun	7/2/1985	Eastland	TX	977	262
Paul, Gladyse Vickery	Sun	6/20/1985	Eastland	TX	977	260
Smith, Velma Allred	Sun	6/27/1985	Eastland	TX	973	7

Lessor	Lessee	Date	County	State	Book	Page
Humphrey, Eleanor Childs	Sun	7/16/1985	Eastland	TX	977	240
Childs, A S	Sun	7/15/1985	Eastland	TX	977	282
George, Ara	Sun	7/3/1985	Eastland	TX	977	272
George, L W	Sun	6/27/1985	Eastland	TX	977	294
Ezell, Elsie George	Sun	6/27/1985	Eastland	TX	977	275
Trent, Kathryn Smith	Sun	6/27/1985	Eastland	TX	977	251
Connally, Nell Dabney	Sun	6/27/1985	Eastland	TX	977	286
Parker, Goldie	Sun	6/27/1985	Eastland	TX	977	245
Fines, Oda Allred	Sun	6/27/1985	Eastland	TX	973	4
Parker, Herbert H	Sun	7/2/1985	Eastland	TX	977	270
Tillery, Benita Parker	Sun	7/2/1985	Eastland	TX	977	258
Nash, Ruby Ivolee	Sun	6/27/1985	Eastland	TX	977	292
King, Grace Nash	Sun	7/1/1985	Eastland	TX	977	284
Jandt, Opal Anderson	Sun	6/27/1985	Eastland	TX	977	249
Page, Ina M	Sun	6/27/1985	Eastland	TX	977	247
Heiss, Johnnie A	Sun	6/27/1985	Eastland	TX	977	243
Burnett, Bertha V Smith	Sun	6/27/1985	Eastland	TX	977	256
Rogers, Edna Irene Smith	Sun	6/27/1985	Eastland	TX	977	238
Sears, Dora Agnes Smith	Sun	6/27/1985	Eastland	TX	977	264
Nash, Doyle J	Sun	6/26/1985	Eastland	TX	977	280
Fleming, Rena Faye Nash	Sun	7/15/1985	Eastland	TX	977	268
Alexander, Eva Mae Nash	Sun	7/3/1985	Eastland	TX	977	266
Wilkerson, Gladys Nash	Sun	7/2/1985	Eastland	TX	977	278
Revier, Ethelene Sams	Sun	6/27/1985	Eastland	TX	977	289
Black, Bernice Nash	Sun	7/3/1985	Eastland	TX	977	254
Reeder, Sarah Peacock	Sun	6/13/1985	Eastland	TX	982	294
Peacock, Raymond	Sun	6/13/1985	Eastland	TX	982	291
Allred, Sadie	Sun	7/22/1985	Eastland	TX	982	254
Sparks, Judith Kay	Sun	7/22/1985	Eastland	TX	982	256
Milam, Johnnie Mae Dasney	Sun	6/27/1985	Eastland	TX	982	262
Jackson, John H	Sun	7/20/1985	Eastland	TX	982	264
Salyer, Kalene Allred	Sun	7/22/1985	Eastland	TX	982	267
Wood, Leona E	Sun	7/2/1985	Eastland	TX	982	259
Hodges, James L	Sun	7/2/1985	Eastland	TX	982	235
Powell, Lex	Sun	7/2/1985	Eastland	TX	982	288
Mullins, Lillie Mae Nash	Sun	6/27/1985	Eastland	TX	982	228
Hood, Sue Ellen	Sun	7/16/1985	Eastland	TX	982	269
Anderson, Myrtle	Sun	7/22/1985	Eastland	TX	982	272
Nash, Lemuel J	Sun	7/3/1985	Eastland	TX	982	275
Childs, Leslie Ray	Sun	7/16/1985	Eastland	TX	982	278
Dunn, Robert Richard	Sun	6/20/1985	Eastland	TX	982	231
Sams, L W	Sun	6/27/1985	Eastland	TX	982	233
Holton, Bernice Childs	Sun	7/16/1985	Eastland	TX	982	237
Garrison, Rita Parker	Sun	7/1/1985	Eastland	TX	982	240
Blair, Leonard G	Sun	7/16/1985	Eastland	TX	982	243

Lessor	Lessee	Date	County	State	Book	Page
Anderson, Tom L	Sun	6/27/1985	Eastland	TX	982	246
Musick, Kathryn George	Sun	7/3/1985	Eastland	TX	982	249
Anderson, Martha	Sun	6/27/1985	Eastland	TX	982	251
Wright, Lavelle Anderson	Sun	7/1/1985	Eastland	TX	982	280
Patton, Inez Wilson	Sun	7/22/1985	Eastland	TX	982	283
Parker, Bobbie Earl	Sun	7/1/1985	Eastland	TX	983	285
Blair, Ronald B	Sun Exploration and Production Company	7/16/1985	Eastland	TX	990	117
Worrell, Sandra	Sun Exploration and Production Company	7/2/1985	Eastland	TX	990	120
Anderson, Fred L	PHI Resources, Ltd	4/11/1985	Eastland	TX	985	154
Parker, Ronald J	PHI Resources, Ltd	3/20/1985	Eastland	TX	985	157
Maynard, Alma Olivia Powell	Sun Exploration and Production Company	6/14/1985	Eastland	TX	985	160
Nash, James C	Sun Exploration and Production Company	6/27/1985	Eastland	TX	985	146
Childs, James W	Sun Exploration and Production Company	7/16/1985	Eastland	TX	985	148
Anderson, Fred L	Sun Exploration and Production Company	7/2/1985	Eastland	TX	985	135
Dunn, Thomas Hardy	Sun Exploration and Production Company	6/20/1985	Eastland	TX	985	138
Griffin, Lera Powell	Sun Exploration and Production Company	6/20/1985	Eastland	TX	985	141
Allred, Douglas	Sun Exploration and Production Company	7/22/1985	Eastland	TX	985	144
Smith, Joyce Ann Blair	Sun Exploration and Production Company	7/16/1985	Eastland	TX	985	132
Hodges, C D	Sun Exploration and Production Company	7/2/1985	Eastland	TX	985	151
Dabney, Joe W	Sun Exploration and Production Company	6/27/1985	Eastland	TX	998	137
Dunn, Roy William	Sun Exploration and Production Company	6/27/1985	Eastland	TX	998	139
Powell, Mary	Sun Exploration and Production Company	7/2/1985	Eastland	TX	998	141
Greenwalt, Lucille Dabney	Sun Exploration and Production Company	9/25/1985	Eastland	TX	998	256
Powell, Beryl	Sun Exploration and Production Company	7/2/1985	Eastland	TX	100	159
Rachel, Eleanor	Sun Exploration and Production Company	7/2/1985	Eastland	TX	998	254
Griffith, Dean O	Sun Exploration and Production Company	6/26/1985	Eastland	TX	998	252
Childs, Clotie Lodelle Nash	Sun Exploration and Production Company	5/20/1985	Eastland	TX	998	148
Price, Ann	Sun Exploration and Production Company	7/20/1985	Eastland	TX	998	146
Powell, Alma Faye Nash	Sun Exploration and Production Company	6/27/1985	Eastland	TX	998	144

Lessor	Lessee	Date	County	State	Book	Page
Mealman, Dorothy	Sun Exploration and Production Company	7/2/1985	Eastland	TX	1015	323
Day, Martha Louise Dunn	Sun Exploration and Production Company	9/25/1985	Eastland	TX	1016	1
Massey, Karen Anderson	Sun Exploration and Production Company	7/22/1985	Eastland	TX	990	115
Shreve, Linda Faye Powell	Sun Exploration and Production Company	6/14/1985	Eastland	TX	1033	113
Sasser, Luna Lois Powell	Sun Operating Limited Partnership	6/13/1985	Eastland	TX	1043	264
Jacobson, Joni	Sun Exploration and Production Company	7/2/1985	Eastland	TX	1066	26
Browning, Leslie L	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1077	233
Anderson, Guy Lawrence	Sun Operating Limited Partnership	7/2/1985	Eastland	TX	1077	227
McFarland, Jannine Sams	Sun Operating Limited Partnership	7/22/1985	Eastland	TX	1077	230
Waller, Barbara Lenell Powell	Sun Operating Limited Partnership	6/14/1985	Eastland	TX	1077	236
Powell, Larry W	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1098	164
Rains, Billie Jo Nash	Sun Exploration and Production Company	6/27/1985	Eastland	TX	1092	312
Howell, Peggy Jane	Sun Operating Limited Partnership	6/5/1986	Eastland	TX	1098	148
Parker, Rose Mary Morales	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1098	143
Parker, Richard Ray	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1092	297
Wallace, Regina Rene Parker	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1092	306
Parker, Ronald Jay	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1092	294
Browning, Martha Elnora	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1092	291
Long, Thelma Pearl Parker	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1092	303
Browning, Azel A	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1092	309
Park, Nelda	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1092	282
Powell, C B	Sun Exploration and Production Company	7/2/1985	Eastland	TX	1098	151
Anderson, Christopher Ross	Sun Operating Limited Partnership	6/5/1986	Eastland	TX	1098	145
Browning, Chester C	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1092	300
Daughtry, Antnet	Sun Operating Limited Partnership	7/20/1985	Eastland	TX	1092	285

Lessor	Lessee	Date	County	State	Book	Page
Smith, Gussie Mae	Sun Exploration and Production Company	7/20/1985	Eastland	TX	1092	288
Powell, Rex Arnold	Sun Exploration and Production Company	6/14/1985	Eastland	TX	1108	74
Lewis, J H	Sun Operating Limited Partnership	9/3/1986	Eastland	TX	1116	118
Lindley, Abbie Ash	Sun Operating Limited Partnership	9/3/1986	Eastland	TX	1116	115
Hodges, Sylvia	Sun Operating Limited Partnership	9/2/1986	Eastland	TX	1116	112
Lewis, Elva T	Sun Operating Limited Partnership	9/4/1986	Eastland	TX	1116	109
Thiebaud, Alpha	Sun Operating Limited Partnership	9/3/1986	Eastland	TX	1116	106
Lewis, Billy P	Sun Operating Limited Partnership	9/3/1986	Eastland	TX	1116	103
Underwood, Joyce	Sun Operating Limited Partnership	9/3/1986	Eastland	TX	1116	100
Stewart, Ruby Ann	Sun Operating Limited Partnership	9/15/1986	Eastland	TX	1116	97
Griffith, T W	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1108	81
Farr, Kelli	Sun Operating Limited Partnership	5/26/1986	Eastland	TX	1108	78
Parker, Rose Mary Life Est	PHI Resources, Ltd	3/20/1985	Eastland	TX	1077	239
Evers, Marjorie Regina P	Sun Operating Limited Partnership	10/27/1986	Eastland	TX	1122	103
Clark, Helen Jewell Powell	Sun Operating Limited Partnership	10/14/1986	Eastland	TX	1122	106
Thomas, Buena B Browning	Sun Operating Limited Partnership	10/13/1986	Eastland	TX	1122	85
Puckett, Janice Kathleen	Sun Operating Limited Partnership	10/13/1986	Eastland	TX	1122	94
Powell, Bobby D	Sun Exploration and Production Company	7/2/1985	Eastland	TX	1122	91
Lewis, Joe Carroll Indep	Sun Operating Limited Partnership	9/16/1986	Eastland	TX	1122	97
Lewis, David Charles	Sun Operating Limited Partnership	9/4/1986	Eastland	TX	1122	88
Frith, Doris J	Sun Operating Limited Partnership	9/4/1986	Eastland	TX	1122	100
Dabney, Lyston Leon	Sun Operating Limited Partnership	10/17/1986	Eastland	TX	1141	55
Dabney, Leva M Curtis	Sun Operating Limited Partnership	10/20/1986	Eastland	TX	1141	61
Griffith, Harold D	Sun Exploration and Production Company	6/26/1985	Eastland	TX	1141	58
Parker, Guy Marion	Sun Operating Limited Partnership	11/25/1986	Eastland	TX	1167	242
Wallace, Regina Rene	PHI Resources, Ltd	3/20/1985	Eastland	TX	1204	37

Lessor	Lessee	Date	County	State	Book	Page
Greenhaw, Morris	Hog Creek Oil Corp	7/1/1983	Eastland	TX	832	267
Greenhaw, B J		3/1/1970	Eastland	TX	766	520
Koonce, Joe Ben	PHI Resources, Ltd	12/28/1983	Eastland	TX	855	644
Vasquez, John Kane Jr	Sun Exploration	4/24/1984	Eastland	TX	862	631
Rolfes, Elsa Sensi Vasquez	PHI Resources, Ltd.	4/24/1984	Eastland	TX	859	41
Lyons, Catherine Dolores Vasquez	Sun Exploration	4/5/1984	Eastland	TX	855	639
Vasquez, Stephen William	Sun Exploration	4/5/1984	Eastland	TX	855	636
Vasquez, Edgar Stephen		4/5/1984	Eastland	TX	855	633
Daniel, Wincie Carl	Sun	5/23/1985	Eastland	TX	967	144
Evans, Janie J	Sun	5/22/1985	Eastland	TX	967	159
Daniel, Carolyn	Sun	5/23/1985	Eastland	TX	967	141
Leatherman, Lillian	Sun	5/28/1985	Eastland	TX	967	162
Honzell, Cleta	Sun	5/28/1985	Eastland	TX	967	168
Moorhead, Zenith D	Sun	5/28/1985	Eastland	TX	967	153
Marsh, Ornitha Wauldine	Sun	5/28/1985	Eastland	TX	967	150
Pullias, Annetta Kendall	Sun	6/3/1985	Eastland	TX	967	165
Daniel, Charles T	Sun	5/22/1985	Eastland	TX	967	171
Durancik, Beverly	Sun	6/13/1985	Eastland	TX	967	147
White, John L	Sun	5/22/1985	Eastland	TX	967	138
Martin, Billie L	Sun	5/22/1985	Eastland	TX	967	156
Hay, Leta	Sun	5/28/1985	Eastland	TX	970	154
Doolin, La Vada	Sun	5/28/1985	Eastland	TX	970	157
Daniel, Curtis Alvin	Sun	5/23/1985	Eastland	TX	970	151
Odom, Waldine Daniel	Sun	6/13/1985	Eastland	TX	978	3
Daniel, Thelma	Sun	5/22/1985	Eastland	TX	973	24
Clendenin, Cecil	Sun Exploration and Production Company	9/19/1985	Eastland	TX	998	312
Clendenin, Ray C	Sun Exploration and Production Company	9/19/1985	Eastland	TX	998	318
Donaho, Vivian	Sun Exploration and Production Company	9/19/1985	Eastland	TX	998	321
Edmondson, Joycelyn	Sun Exploration and Production Company	9/19/1985	Eastland	TX	998	309
Montalbo, Nancy Pearl	Sun Exploration and Production Company	5/23/1985	Eastland	TX	998	194
Bryant, Mary Janis	Sun Exploration and Production Company	5/24/1985	Eastland	TX	998	324
Uselton, Margie	Sun Exploration and Production Company	10/1/1985	Eastland	TX	1000	177
Morris, Elmer S.	Sun Exploration and Production Company	9/30/1985	Eastland	TX	1000	180
Oliver, Effie	Sun Exploration and Production Company	9/19/1985	Eastland	TX	1003	49
Holman, Martha L.	Sun Exploration and Production Company	9/30/1985	Eastland	TX	1003	52

Lessor	Lessee	Date	County	State	Book	Page
Martin, Zelda	Sun Exploration and Production Company	9/19/1985	Eastland	TX	998	315
Morris, L A	Sun Exploration and Production Company	10/7/1985	Eastland	TX	1016	128
Blades, Roy Lee	Sun Exploration and Production Company	10/14/1985	Eastland	TX	1016	116
Wright, Lue Alva	Sun Exploration and Production Company	10/1/1985	Eastland	TX	1016	122
Handley, Douglas	Sun Exploration and Production Company	10/28/1985	Eastland	TX	1016	134
Morris, Robert E	Sun Exploration and Production Company	9/30/1985	Eastland	TX	1016	131
Blades, T R	Sun Exploration and Production Company	10/1/1985	Eastland	TX	1016	119
O’Rear, S R	Sun Operating Limited Partnership	12/10/1985	Eastland	TX	1022	108
Replogle, Barbara Bess	Sun Exploration and Production Company	10/15/1985	Eastland	TX	1016	125
Blades, Floyd L	Sun Operating Limited Partnership	12/10/1985	Eastland	TX	1033	102
Daniel, Francis M	Sun Operating Limited Partnership	12/10/1985	Eastland	TX	1033	105
Blades, Alfred J	Sun Exploration and Production Company	10/14/1985	Eastland	TX	1033	99
Fisher, Edgar	Sun Exploration and Production Company	10/16/1985	Eastland	TX	1033	96
Yaws, Mattie Lee	Sun Operating Limited Partnership	12/23/1985	Eastland	TX	1044	32
O’Rear, Lula	Sun Operating Limited Partnership	12/13/1985	Eastland	TX	1044	29
Sims, Ben H	Sun Operating Limited Partnership	12/13/1985	Eastland	TX	1044	26
Freiley, Lillie Fay	Sun Operating Limited Partnership	12/20/1985	Eastland	TX	1044	23
Hubbard, Betty J	Sun Operating Limited Partnership	12/23/1985	Eastland	TX	1044	20
Philips, Deborah K	Sun Operating Limited Partnership	12/23/1985	Eastland	TX	1044	13
Adams, Opal	Sun Operating Limited Partnership	12/31/1985	Eastland	TX	1044	17
Turner, Lillian S Life Est	Sun Operating Limited Partnership	12/23/1985	Eastland	TX	1066	41
Cheatham, Dortha Lee	Sun Operating Limited Partnership	10/15/1985	Eastland	TX	1077	327
O’Rear, William Levi	Sun Operating Limited Partnership	10/1/1985	Eastland	TX	1078	1
Daniel, John G	Sun Operating Limited Partnership	6/4/1986	Eastland	TX	1093	130
Litherland, Ruth	Sun Operating Limited Partnership	6/4/1986	Eastland	TX	1093	115

Lessor	Lessee	Date	County	State	Book	Page
Waller, Barbara Sue	Sun Operating Limited Partnership	5/4/1986	Eastland	TX	1093	124
Waller, Barbara Sue	Sun Operating Limited Partnership	6/4/1986	Eastland	TX	1093	127
Nelson, Lillian Anne	Sun Operating Limited Partnership	6/4/1986	Eastland	TX	1093	118
Nelson, Lillian Anne	Sun Operating Limited Partnership	6/4/1986	Eastland	TX	1093	121
Dowling, Barbara Ann	Sun Operating Limited Partnership	8/26/1986	Eastland	TX	1116	172
Borden, Elnora	Sun Operating Limited Partnership	9/29/1986	Eastland	TX	1122	163
O’Rear, Dorothy M Life Est	Sun Operating Limited Partnership	10/13/1986	Eastland	TX	1122	160
O’Rear, Michael Eugene	Sun Operating Limited Partnership	10/13/1986	Eastland	TX	1122	166
Hammes, Marie	Sun Operating Limited Partnership	10/13/1986	Eastland	TX	1141	97
O’Rear, Dove	Sun Operating Limited Partnership	12/9/1986	Eastland	TX	1167	323
Masonic Lodge of Desdemona		7/13/1984	Eastland	TX	879	49
Knaack, Ruth C	PHI Resources, Ltd	1/25/1984	Eastland	TX	855	631
Koonce, Joe Ben	PHI Resources, Ltd	12/28/1983	Eastland	TX	855	642
Thompson, Roy, et al	PHI Resources, Ltd	7/8/1983	Eastland	TX	835	738
Zuspann, Eloise, Receiver	PHI Resources, Ltd	11/8/1983	Eastland	TX	835	715
Clark, L E		12/15/1983	Eastland	TX	862	621
Henry, T W, et al	PHI Resources, Ltd	1/5/1984	Eastland	TX	855	621
Knaack, Ruth C	PHI Resources, Ltd	12/9/1983	Eastland	TX	845	111
Knaack, Ruth C		5/20/1984	Eastland	TX	864	368
Reynolds, S E, et al	W T Garrett	12/2/1918	Eastland	TX	162	110
Chunn, Edward Keith Jr et al		3/15/1984	Eastland	TX	870	107
Anderson, Johnnie B	Sun	5/14/1985	Eastland	TX	970	148
Steele, Cordia	Sun Operating Limited Partnership	4/9/1986	Eastland	TX	1077	304
Sanders, John T	Sun Operating Limited Partnership	4/9/1986	Eastland	TX	1077	307
Sanders, Jesse D	Sun Operating Limited Partnership	4/9/1986	Eastland	TX	1108	101
Pogue, Neil	Sun Exploration	12/15/1983	Eastland	TX	899	68
Frank M. McLaughlin, Exec.		11/23/1983	Eastland	TX	855	619
Bruton, Virginia L.	PHI Resources, Ltd.	11/28/1984	Erath	TX	43	218
Singleton, L.E. Jr.	PHI Resources, Ltd.	6/5/1985	Erath	TX	45	469
Baptist Foundation of Texas	Sun Exploration and Production Company	7/17/1985	Erath	TX	48	263
Koonce, Moody	PHI Resources, Ltd	11/19/1984	Eastland	TX	927	275
Thomas, Randy, Receivor	PHI Resources, Ltd.	2/27/1985	Erath	TX	43	426

Lessor	Lessee	Date	County	State	Book	Page
Lewis, Rufus Eugene	Sun Operating Limited Partnership	9/4/1986	Eastland	TX	1116	121
California First Bank	PHI Resources, Ltd	2/21/1985	Eastland	TX	967	73
Cain, Amelia Ray	PHI Resources, Ltd	5/2/1985	Eastland	TX	967	70
Hodges, Sylvia	Sun Operating Limited Partnership	12/11/1985	Eastland	TX	1022	31
Thiebaud, Alpha	Sun Operating Limited Partnership	12/11/1985	Eastland	TX	1022	27
Underwood, Joyce	Sun Operating Limited Partnership	12/11/1985	Eastland	TX	1022	30
Lindley, Abbie Ash	Sun Operating Limited Partnership	12/11/1985	Eastland	TX	1022	33
Lewis, J H	Sun Operating Limited Partnership	12/11/1985	Eastland	TX	1022	18
Lewis, Elva T	Sun Operating Limited Partnership	12/11/1985	Eastland	TX	1022	15
Lewis, R L	Sun Operating Limited Partnership	12/11/1985	Eastland	TX	1022	24
Lewis, David Charles	Sun Operating Limited Partnership	1/9/1986	Eastland	TX	1043	256
Lewis, Billy P	Sun Operating Limited Partnership	1/8/1986	Eastland	TX	1043	250
Stewart, Ruby Ann	Sun Operating Limited Partnership	1/9/1986	Eastland	TX	1043	253
Frith, Doris J	Sun Operating Limited Partnership	1/9/1986	Eastland	TX	1066	23
Marvin, Z E Jr Trust	Sun Operating Limited Partnership	1/17/1986	Eastland	TX	1066	20
Brown, Mary Jane Rowch et al	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	43
McMaster, Tommy L	Sun	6/27/1985	Eastland	TX	970	140
McMaster, Jewel Deen	Sun	6/27/1985	Eastland	TX	970	143
Branan, Elizabeth Trumbo	Sun	3/11/1985	Eastland	TX	955	321
Greenhaw, B J	Sun Exploration and Production Company	7/1/1983	Eastland	TX	1016	15
Debord, Mildred Pemberton	Sun	8/6/1985	Eastland	TX	982	312
Sudbury, Eva Jo	Sun	8/6/1985	Eastland	TX	982	309
Jones, Ava Jo	Sun	7/30/1985	Eastland	TX	982	297
Cleavinger, Earline	Sun	7/30/1985	Eastland	TX	982	300
Griffing, Marjorie	Sun	7/31/1985	Eastland	TX	982	303
Thompson, Sue Ann	Sun	7/30/1985	Eastland	TX	982	306
Finklea, Frances	Sun	7/30/1985	Eastland	TX	982	315
Gleason, Doris	Sun Exploration and Production Company	7/31/1985	Eastland	TX	990	126
James, Betty	Sun Exploration and Production Company	8/12/1985	Eastland	TX	990	123
Warren, Betty	Sun Exploration and Production Company	8/20/1985	Eastland	TX	990	129

Lessor	Lessee	Date	County	State	Book	Page
Strong, Mary Bess	Sun Exploration and Production Company	7/30/1985	Eastland	TX	990	132
Miller, Barnett	Sun Exploration and Production Company	8/8/1985	Eastland	TX	990	135
Baker, Ruby Virden	Sun Exploration and Production Company	8/12/1985	Eastland	TX	990	138
Miller, Joe	Sun Exploration and Production Company	8/6/1985	Eastland	TX	990	141
Miller, Mildred	Sun Exploration and Production Company	8/6/1985	Eastland	TX	990	144
Barnett, Weldon O	Sun Exploration and Production Company	7/30/1985	Eastland	TX	985	163
Kendrick, S L	Sun Exploration and Production Company	8/12/1985	Eastland	TX	985	166
Barnett, G B Jr	Sun Exploration and Production Company	7/30/1985	Eastland	TX	985	169
McBee, Dorothy	Sun Exploration and Production Company	8/6/1985	Eastland	TX	985	172
Briscoe, Mary Ruth	Sun Exploration and Production Company	8/6/1985	Eastland	TX	985	175
Degan, Christal P.	Sun Exploration and Production Company	9/16/1985	Eastland	TX	998	267
Douglas, Doris Gail	Sun Exploration and Production Company	8/20/1985	Eastland	TX	998	258
Miller, John H.	Sun Exploration and Production Company	8/6/1985	Eastland	TX	998	261
Moreman, Emma Lee	Sun Exploration and Production Company	9/16/1985	Eastland	TX	1000	168
Barnett, Billy Joe	Sun Exploration and Production Company	8/12/1985	Eastland	TX	1000	162
Degan, James	Sun Exploration and Production Company	9/16/1985	Eastland	TX	998	264
Kendrick, Nell	Sun Exploration and Production Company	8/15/1985	Eastland	TX	1003	26
Preston, Katherine Louise	Sun Exploration and Production Company	9/16/1985	Eastland	TX	1005	197
Preston, Mary Jane	Sun Exploration and Production Company	9/16/1985	Eastland	TX	1005	194
Preston, James Lee	Sun Exploration and Production Company	9/16/1985	Eastland	TX	1005	200
Miller, Pat	Sun Exploration and Production Company	8/6/1985	Eastland	TX	1016	3
Miller, Oneta Life Estate	Sun Exploration and Production Company	8/6/1985	Eastland	TX	1016	6
Miller, Bob	Sun Exploration and Production Company	8/6/1985	Eastland	TX	1016	9
Miller, James R	Sun Exploration and Production Company	8/20/1985	Eastland	TX	1016	12
Miller, Jackie Butler	Sun Exploration and Production Company	8/8/1985	Eastland	TX	1022	36

Lessor	Lessee	Date	County	State	Book	Page
Kendrick, Lucile P	Sun Operating Limited Partnership	8/12/1985	Eastland	TX	1077	224
Venczel, Betty	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1098	154
Draper, Electa C	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1116	130
Mordente, Leslie Calaway	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1116	127
Cranston, Sidney Calaway	Sun Operating Limited Partnership	8/18/1986	Eastland	TX	1116	124
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	14
C R Kendrick Estate	Sun Operating Limited Partnership	7/17/1986	Eastland	TX	1108	87
Williams, Joel J	Sun Exploration and Production Company	8/20/1985	Eastland	TX	1108	84
Perry, Richard	Sun Operating Limited Partnership	6/25/1986	Eastland	TX	1204	31
First Baptist Church of	PHI Resources Ltd	12/21/1983	Eastland	TX	998	197
Bradley, Charles	Sun Exploration and Production Company	10/9/1985	Eastland	TX	1003	38
Traylor, Judy Bradley	Sun Exploration and Production Company	10/9/1985	Eastland	TX	1003	35
First Baptist Church of	Sun Exploration and Production Company	9/16/1985	Eastland	TX	1016	49
Rushing, J H Jr	Sun Exploration and Production Company	10/28/1985	Eastland	TX	1016	60
Miller, Dolores	Sun Exploration and Production Company	10/28/1985	Eastland	TX	1016	62
Smith, Terry A	Sun Exploration and Production Company	10/30/1985	Eastland	TX	1016	64
January, Patricia	Sun Exploration and Production Company	10/28/1985	Eastland	TX	1043	316
Clayton, Coy Anthon	Sun Exploration and Production Company	10/8/1985	Eastland	TX	1016	52
Hamon Operating Company	Sun Exploration and Production Company	11/25/1985	Eastland	TX	1022	39
Cox, Edwin L Trustee	Sun Operating Limited Partnership	1/10/1986	Eastland	TX	1043	261
Coates, Ruth M	Sun Operating Limited Partnership	11/25/1985	Eastland	TX	1077	248
Miller, Elizabeth Peavy	Sun Operating Limited Partnership	12/17/1985	Eastland	TX	1043	241
Furgeson, Dorothy Peavy	Sun Operating Limited Partnership	12/17/1985	Eastland	TX	1043	244
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	67
Snodgrass, Barbara Joe F	Sun Operating Limited Partnership	10/20/1986	Eastland	TX	1141	91
Loton, Doris	Sun Operating Limited Partnership	12/17/1985	Eastland	TX	1043	239

Lessor	Lessee	Date	County	State	Book	Page
Crawford, Norma	Sun Operating Limited Partnership	12/17/1985	Eastland	TX	1043	237
Cause No 32,573	Sun Operating Limited Partnership	9/9/1986	Eastland	TX	1103	64
Johnson, Murray S	Sun Operating Limited Partnership	12/17/1985	Eastland	TX	1077	256
Greenhaw, B J	Sun Operating Limited Partnership	7/25/1986	Eastland	TX	1098	175
Grant, William D	Sun Operating Limited Partnership	7/9/1986	Eastland	TX	1098	172
Mathis, Marie Wiley	Sun Operating Limited Partnership	7/9/1986	Eastland	TX	1098	169
Wagner, Margaret Ann Wieser	Sun Operating Limited Partnership	7/1/1986	Eastland	TX	1098	141
Barnett, Katherine Ann Hubbard	Sun Operating Limited Partnership	7/1/1986	Eastland	TX	1098	139
Kravagna, Faye L	Sun Operating Limited Partnership	12/2/1986	Eastland	TX	1167	315
Estate of Albert W Adkisson	Sun Operating Limited Partnership	8/19/1986	Eastland	TX	1108	71
Diana F Pardue Trust	Sun Operating Limited Partnership	5/30/1986	Eastland	TX	1122	79
Amoco Production Company	Sun Operating Limited Partnership	3/1/1987	Eastland	TX	1171	326
Church of Christ	Sun Exploration and Production Company	6/20/1985	Eastland	TX	1122	138
Johnson, Roy L	PHI Resources, Ltd	5/10/1984	Eastland	TX	862	714
Crowder, Lowell	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1016	54
Wilson, Fay	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1016	56
Trotter, Belva	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1016	58
Crowder, Jane	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1033	108
Barber, Cathy	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1043	314
Brawley, Melba	Sun Operating Limited Partnership	11/4/1985	Eastland	TX	1043	312
Johnson, Pat Indiv and as	Sun Exploration and Production Company	10/2/1985	Eastland	TX	1066	39
Crowder, Keith M	Sun Operating Limited Partnership	10/2/1985	Eastland	TX	1077	310
Thompson, Lora	Sun Operating Limited Partnership	10/2/1985	Eastland	TX	1093	97
Jonalstem Investments, Ltd.	PHI Resources, Ltd.	1/31/1985	Comanche	TX	597	216
			Erath	TX	45	43
			Eastland	TX	941	201
Stemmons, Proctor Howell	Sun Exploration and Production Company	6/4/1985	Comanche	TX	602	161

Lessor	Lessee	Date	County	State	Book	Page
			Erath	TX	47	48
			Eastland	TX	970	175
Beeman, Suzanne Stemmons	Sun Exploration and Production Company	6/4/1985	Comanche	TX	602	176
			Erath	TX	47	64
			Eastland	TX	970	160
Harrell, Mary	PHI Resources, Ltd.	4/8/1985	Eastland	TX	957	101
Baluco Minerals Inc	PHI Resources, Ltd.	3/20/1983	Eastland	TX	957	95
Cobb, Lodesca	PHI Resources, Ltd.	3/27/1985	Eastland	TX	957	85
Taylor, Doris	PHI Resources, Ltd.	4/8/1985	Eastland	TX	957	104
Harper, J M	PHI Resources, Ltd.	3/27/1985	Eastland	TX	957	92
Hargrove, Nora Gertrude	PHI Resources, Ltd.	4/8/1985	Eastland	TX	957	98
Vauthier, Virginia	Sun	5/16/1985	Eastland	TX	967	10
Stockton, Bert Jr	PHI Resources, Ltd.	4/3/1985	Eastland	TX	967	22
Baluco Minerals Inc	PHI Resources, Ltd.	4/24/1985	Eastland	TX	967	19
Stockton, Wilber	PHI Resources, Ltd.	4/8/1985	Eastland	TX	967	16
Stockton, Warren	PHI Resources, Ltd.	4/8/1985	Eastland	TX	967	13
Stockton, Calvin	PHI Resources, Ltd.	4/8/1985	Eastland	TX	977	235
Nance, Agatha	Sun	7/9/1985	Eastland	TX	983	29
Eastland County Commissioners	Sun Exploration and Production Company	8/25/1986	Eastland	TX
Eastland County Commissioners	Sun Exploration and Production Company	8/25/1986	Eastland	TX
Brown, Robert C.	Square One Energy, Inc.	3/2/2007	Eastland	TX	2523	56

Schedule 3.10(b)

MATERIAL CONTRACTS; FORCE AND EFFECT

Cano has failed to make required payments of interest under the Credit Facilities. Cano’s failure to make such payment of interest constituted an Event of Default under the Credit Facilities, for which the lenders under the Credit Facilities may terminate their obligation to extend credit to Cano and declare all amounts payable under the Credit Facilities due and payable in full.

Cano may have demands for bonding under federal and state law that have not been satisfied. If we fail to maintain required bonds, Cano’s production may significantly decrease.

Schedule 3.10(c)

MATERIAL CONTRACTS; 365 CONTRACTS ASSUMED BY DEBTOR

The Contracts listed in the table below opposite an “X” in the “Assume” column are hereby listed on this Schedule 3.10(c).

		Cano Petroleum, Inc.

Assume	Reject

	x	1	Contract with Accounting Principals, Inc. for Temporary to Hire Services.

x		2	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		3	ACE American Insurance Company General Liability Insurance Policy No. PMG G24886360-003; Policy Period 8/16/2011 to 8/16/2012.

x		4	ACE American Insurance Company Umbrella Liability Insurance Policy No. XOO G24538709-002; Policy Period 8/15/2011 to 8/16/2012.

	x	5	Consulting Agreement dated July 18, 2011 with Adrian Lamberti.

x		6	Allianz Global Corporate & Specialty Commercial Property Insurance Policy No. MXI93022537; Policy Period 8/16/2011 to 8/16/2012.

	x	7	Engagement Letter dated February 10, 2011 with Blackhill Partners, LLC, as amended.

	x	8	Office Lease Agreement with Bro-Co, LLC as amended.

	x	9

Non-Disturbance, Subordination and Attornment Agreement with Bro-Co, LLC, Lessor SharePlus Federal Bank, Beneficiary of a Deed of Trust dated 01/19/09 by Bro-Co, LLC, as Grantor and SharePlus, as Beneficiary.

	x	10	Letter Agreement dated July 21, 2010 with Canaccord Genuity, Inc.

	x	11	Agreement for Legal Services with Chamberlain McHaney, Attorneys at Law.

	x	12	Automobile Lease Agreement with Culberson Rental and Leasing Co., Inc.

	x	13	Independent Contractor Agreement dated June 13, 2006 with DCF Land, Inc.

	x	14	Consulting Agreement dated March 15, 2011 with Eric J. Hyman & Associates.

x		15	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11.

	x	16	Letter Agreement for financial services dated October 29, 2010 with Huron Consulting Services LLC.

	x	17	Employment Agreement dated February 11, 2011 with Jayme Wollison.

	x	18	Consulting Agreement dated November 21, 2011with Jayson Potts.

	x	19	Consulting Agreement dated July 11, 2011 with John Homier, as amended.

	x	20	Letter Agreement with KE Andrews and Co. for ad valorem tax assistance dated March 24, 2011.

	x	21	Key Equipment Finance, Inc. Lease Agreement for Equipment Leases Under $100,000 #1257358.

	x	22	Agreement for Legal Services with McMahon Surovik Suttle PC.

	x	23	Consulting Agreement dated June 1, 2007 with Midstream Partners, LLC.

x		24	Client Services Agreement with Resourcing Edge entered December 1, 2011.

	x	25	Consulting Agreement dated August 31, 2011 with Sandra Durazo.

	x	26	Agreement for Legal Services with The Reardon Firm dated January 3, 2007.

	x	27	Agreement for Legal Services with Thompson & Knight LLP.

	x	28	Consulting Agreement dated June 25, 2011 with Tina Sanford.

	x	29	Amendment dated February 21, 2012 to Consulting Agreement dated June 25, 2011 with Tina Sanford.

	x	30	Agreement for Legal Services with Tom Richards, Attorney at Law dated October 26, 2006.

x		31	Underwriters at Lloyd’s, London Energy Package Insurance Policy No. A-0728-PKG; Policy Period 8/16/2011 to 8/16/2012.

	x	32

Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

	x	33	Consulting Agreement dated February 15, 2012 with Yolanda Bostick.

	x	34	Resurgent Tech LLC Technology Support and Hosting Contracts entered September 14, 2011.

	x	35	Master Service Agreement dated June 18, 2008 between Cano Petroleum, Inc. and TAS Environmental Services L.P.

	x	36	Engagement Letter with Thomas J. Gingerich, CPD dated January 20, 2012.

	x	37	Confidentiality Agreement with Martin Spadinger dated June 9, 2009.

	x	38	Confidentiality and Mutual Non-Disparagement Agreement with Patrick McKinney dated May 7, 2010.

x	39	Non-Circumvention, Confidentiality and Non-Disclosure Agreement with USD Syngas, LLC dated November 11, 2005.

x	40	Confidentiality Agreement between Cano Petroleum, Inc. and Barry Schneider dated June 11, 2009.

x	41	Confidentiality Agreement between Cano Petroleum, Inc. and Big Sky Management Ltd. dated October 7, 2010.

x	42	Confidentiality Agreement between Cano Petroleum, Inc. and Capital Technologies Corporation dated June 2, 2011.

x	43	Confidentiality Agreement between Cano Petroleum, Inc. and D.E. Shaw Direct Capital Portfolios, L.L.C. dated October 4, 2010.

x	44	Confidentiality Agreement between Cano Petroleum, Inc. and Durham Capital Corporation dated August 6, 2010.

x	45	Confidentiality Agreement between Cano Petroleum, Inc. and Energy Holdings Group, Inc. dated October 2010.

x	46	Confidentiality Agreement between Cano Petroleum, Inc. and Everett Willard Gray, II dated November 1, 2010.

x	47	Confidentiality Agreement between Cano Petroleum, Inc. and Frank K. Young dated June 12, 2009.

x	48	Confidentiality Agreement between Cano Petroleum, Inc. and Hoak Fund dated June 2, 2011.

x	49	Confidentiality Agreement between Cano Petroleum, Inc. and Kimbrel Oil Corporation dated May 24, 2011.

x	50	Confidentiality Agreement between Cano Petroleum, Inc. and Longroad Asset Management, LLC dated September 28, 2010.

x	51	Confidentiality Agreement between Cano Petroleum, Inc. and Mark Cook dated October 1, 2006.

x	52	Confidentiality Agreement between Cano Petroleum, Inc. and Millbrae Energy, LLC dated June 14, 2011.

x	53	Confidentiality Agreement between Cano Petroleum, Inc. and Peter Paul Petroleum Company dated February 25, 2011.

x	54	Confidentiality Agreement between Cano Petroleum, Inc. and Shawn P. Dillon dated June 9, 2009.

x	55	Confidentiality Agreement between Cano Petroleum, Inc. and Sovereign Resources LLC dated February 21, 2011.

x	56	Confidentiality Agreement between Cano Petroleum, Inc. and Venro Petroleum Corporation dated November 17, 2010.

x	57	Confidentiality Agreement between Cano Petroleum, Inc. and WS Oil and Gas Limited dated June 9, 2011.

x	58	Confidentiality Agreement between E.I. du Pont de Nemours and Company and Cano Petroleum, Inc. dated September 1, 2009.

x	59	Confidentiality Agreement between Simplex Energy Solutions, LLC and Energy From Tex as, L.P. dated July 9, 2009.

x	60	Advisory Services Letter Agreement between Jefferies Randall & Dewey and Cano Petroleum, Inc. dated March 5, 2008.

x	61	Service Agreement between ADP Investor Communication Services, Inc. and Cano Petroleum, Inc. dated February 28, 2007.

x	62	Independent Contractor Agreement between Cano Petroleum, Inc. and Energy Analytics & Solutions dated February 7, 2008.

x	63	Corporate Advisory Services Letter Agreement between Cano Petroleum, Inc. and Engage Capital, Inc. dated October 8, 2004.

x	64	Consulting Agreement between Cano Petroleum, Inc. and EnGarde Technologies, Inc. dated October 8, 2004.

x	65	Energy Services Agreement Cano Petroleum, Inc. and Priority Power Management, Ltd. dated May 16, 2007.

x	66	Agreement on the Provision of Investor, Public and Media Relations Services in Europe between Cano Petroleum, Inc. and Redaktionsburo Junker, Media & PR Consulting dated July 1, 2005.

x	67	Commercial Contract for Supply of Electricity between Cirro Energy and Cano Petroleum, Inc. dated July 21, 2010.

x	68	Server Colocation Service Agreement between Consumer PC, Inc., d/b/a CPC Hosting and CPC Servers, and Cano Petroleum, Inc. dated December 1, 2006.

x	69	Aircraft Dry Lease between Horton Aviation LLC and Cano Petroleum, Inc. dated January 2, 2007.

x	70	Master Service Contract between Rone Engineering Services, Ltd. and Cano Petroleum, Inc. dated December 18, 2006.

x	71	Master Service Agreement between Cano Petroleum and Strategic Systems & Products Corp dated July 23, 2009.

x	72	American Registry for Internet Numbers, Ltd. Service Agreement dated January 31, 2007 between American Registry for Internet Numbers, Ltd. and Cano Petroleum, Inc.

x	73	Service Agreement dated January 30, 2012 among Cano Petroleum 401(k) Plan, John Homier as trustee and Lone Star 401(k) Consultants.

x	74	Recordkeeping Agreement dated December 22, 2011 among John Hancock Life Insurance Company (U.S.A.) and James R. Latimer and John Homier as trustees for Cano Petroleum 401(k) Plan.

	x	75	Consulting Agreement effective February 17, 2012 with Kathy Boswell.

	x	76	Illinois National Insurance Co. Directors and Officers Policy No. 04-381-30-43.

	x	77	U.S. Specialty Insurance Company Directors and Officers Excess Policy No. 34-MGU-10-A22042.

	x	78	Liberty Mutual Group, Inc. Directors and Officers Excess Policy No. DO3H694706003.

	x	79	XL Specialty Insurance Company Directors and Officers Excess Policy No. ELU118318-10.

	x	80	Engagement Letter for legal services with Brown & Hofmeister, L.L.P. dated January 25, 2012.

		Cano Petro of New Mexico, Inc.

x		81

Unit Agreement for the Development and Operation of the Cato Unit, Chaves County, New Mexico, dated May 1, 1989, by and among Kelt Oil & Gas, Inc. and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Chaves County, New Mexico).

x		82	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		83	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		84	Crude Oil Purchase Contract dated December 22, 2010 with Andrews Oil Buyers, Inc.

x		85	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

x		86	Crude Oil Purchase Contract No. 7405-1001 dated January 21, 2008 (month-to-month) with Plains Marketing, L.P.

	x	87	Oilfield Services Master Service Contract dated November 5, 2010 with Trinity Energy Services LLC.

x		88	Gas Services and/or Purchase Agreement Contract No. 012635 and Amendment with Versado Gas Processors, L.L.C.

	x	89	Oral agreements with contract pumper Jesus Omar Castanon (Cato Field).

		Ladder Companies, Inc.

x		90	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		91	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		92	Crude Oil Purchase Agreement with Coffeyville Resources Refining & Market, as amended.

x		93	Plan of Unitization for B&N Bartlesville Unit (Nowata County, Oklahoma) with Comdisco Resources, Inc. and certain working interest owners.

	x	94	Automobile Lease with Culberson Rental and Leasing Co., Inc.

x		95	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

x		96	Gas Purchase Agreement with ScissorTail Energy, LLC.

x		97	Gas Purchase and Sales Contract between STP, Inc. and Arrow Oil & Gas, Inc.

x		98	Crude Oil Purchase Agreement No. 502606 with Sunoco Partners Marketing & Terminals LP, as amended.

	x	99	Master Service Contract with BJ Services Company, USA dated April 23, 2007.

	x	100	Master Service Contract with DrillRight Technology, Inc. and Ladder companies, Inc. d/b/a Ladder Energy dated April 23, 2007.

	x	101	Agreement for Purchase of Power between Kay Electric Cooperative, Inc. and Ladder Companies Inc. dated February 15, 2006.

	x	102	Oral agreements with the following contract pumpers: Steven Parrish (Nowata), Jerry Anderson (Nowata), David Witty (Nowata), and Duane Mathis (Davenport)

		Square One Energy, Inc.

x		103

Unit Agreement, dated July 1, 1986, by and among Sun Exploration and Production Company and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Eastland, Erath & Commanche Counties, Texas - The Desdemona Field Unit).

x		104

Unit Agreement, dated October 1, 1985, by and among Sun Exploration and Production Company and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Eastland and Erath Counties, Texas - The Hogtown-Moore Unit).

x		105	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		106	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

	x	107	Settlement Agreement and Release dated November 1, 2011 with Chimo Properties, Ltd. and Morris R. Greenhaw.

x		108	DPI Contract No. 77401 and Amendments with Dufour Petroleum LP.

x		109	Gas Purchase Contract No. 5409 and Amendments with Enbridge G&P (North Texas) L.P.

	x	110	Term Assignment of Oil and Gas Leases with Estacado Energy, LLC.

x		111	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

x		112	Surface and Water Usage Agreement with Marjorie Johnson.

x		113	Various Compressor Lease Purchase Contracts with Midwest Compressor Systems LLC.

x		114	Gas Sales and Purchase Agreement and Amendments with OGS Desdemona Pipeline, L.P.

x		115	Crude Oil Purchase Agreement No. 521329 and Amendments with Sunoco Partners Marketing & Terminals LP.

	x	116	Master Service Contract between Blue Sky Gas Treating, LLC and Square One Energy, Inc. dated August 1, 2010.

	x	117	Rotary Drilling Contract between Square One Energy Inc. and Allen Phillips Drilling Company dated February 5, 2010.

	x	118	Equipment Lease Contract between Square One Energy, Inc. and Blue Sky Gas Treating LLC dated August 9, 2010.

		W.O. Energy of Nevada, Inc.

x		119	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		120	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		121	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

	x	122

Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

		W.O. Operating Company, Ltd.

x		123	Unit Agreement dated January 8, 2007 by and among W.O. Operating Company, Ltd. and certain working interest owners (Cockrell Ranch Unit).

x		124	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		125	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

	x	126	Automobile Lease with Culberson Rental and Leasing Co., Inc.

x		127	Gas Purchase Contract No. PAM058500 with DCP Midstream, L.P.

x		128	Gas Purchase Contract No. BOR066300A with DCP Midstream, L.P.

x		129	Gas Purchase Contract No. BOR067500B with DCP Midstream, L.P.

x		130	Gas Purchase Contract No. BOR118000R with DCP Midstream, L.P.

x		131	Gas Purchase Contract No. BOR118100 with DCP Midstream, L.P.

x		132	Gas Purchase Contract No. BOR134200R with DCP Midstream, L.P.

x		133	Gas Purchase Contract No. PAM064100R with DCP Midstream, L.P.

	x	134

Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

x		135	Crude Oil Purchase Contract No. 01-0838 with Diamond Shamrock Refining Company, L.P. (Valero)

x		136	Gas Purchase Contract BOR147100 with Duke Energy Field Services, LP.

x		137	Gas Purchase Contract BOR067500B Amendments with Duke Energy Field Services, LP.

x		138	Gas Purchase Agreement No. 50038 with Eagle Rock Field Services, L.P., as amended.

x		139	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

	x	140	Oral Arrangement to provide occasional well services with Holman Well Service LLC.

x		141	Lease Agreement dated October 1, 2008 for a 1-acre tract of land with LHM Partnership.

x		142	Pipeline Lease Agreement dated June 19, 2007 with Meyer Land & Cattle Co Inc.

x		143	Gas Purchase Contract with ONEOK Texas Field Services, L.P. dated January 1, 2005.

	x	144	Postage Meter/ Scale Agreement with Pitney Bowes.

x		145	Amended and Restated Lease Agreement for office space with Scott White and The Estate of Miles O’Loughlin, as amended.

	x	146	Rental Service Agreement with Unifirst Corporation.

x		147	Crude Oil Purchase Contract No. 01-0838 and Amendments with Valero Marketing & Supply Co.

x		148	Electric Service Agreement executed September 5, 2007 with Southwestern Public Service Company d/b/a XCEL Energy.

	x	149	Xerox Copier Lease.

x		150	Amended and Restated Office Lease Agreement with Miles O’Loughlin and Scott White dated October 1, 2005, as amended.

		W.O. Production Company, Ltd.

x		151	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		152	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		153	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

		W.O. Energy, Inc.

x		154	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		155	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		156	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

	x	157

Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

x	158	Saltwater Disposal and Surface Lease Agreement with William L. & Margareta M. Arrington.

x	159	Assignment and Bill of Sale, effective November 1, 1989 with Mobil Producing Texas & New Mexico Inc.

x	160	Assignment and Bill of Sale, dated October 27, 1995 with Texaco Exploration and Production Inc.

x	161	Assignment and Bill of Sale, dated July 24, 1996 with Texaco Exploration and Production Inc.

Schedule 3.11

LITIGATION

1.             Cano Petroleum v. Resaca Exploitation — Cause Number 236-247875-10 pending in the 236th Judicial District Court of Tarrant County. This litigation involves the interpretation of Section 7.6 of the Merger Agreement between Cano and Resaca Exploitation, Inc. (“Resaca”). Despite the fact that Section 7.6 of the Merger Agreement states that “[e]xpenses shall exclude all fees and expenses of outside counsel, accountant, financing sources, investment bankers, experts and consultants to any party hereto and its affiliates incurred by such party or on its behalf in connection with or related to the due diligence, authorization, preparation, negotiation, execution or performance of this Agreement”, Resaca has taken the position that all of the expenses and attorney’s fees that Resaca incurred as a result of the failed merger are reimbursable. Cano’s position is that the parties only agreed to share all reasonable out-of-pocket expenses related to the preparation, printing, filing and mailing of the registration statement on Form S-4 covering the Resaca shares that would have been issued to Cano stockholders in the merger, the Proxy/Prospectus, the Resaca Proxy statements relating to the meetings at which the stockholders of Cano and Resaca voted to approve the merger, the solicitation of stockholder approvals and requisite HSR filings (subject to reasonable documentation). On September 2, 2010, Cano filed an action against Resaca in the Tarrant County District Court seeking a declaratory judgment to clarify the scope and determine the amount of any expenses that are reimbursable under Section 7.6 of the Merger Agreement. On December 16, 2010, the presiding District Court judge denied Resaca’s request to transfer the venue. On January 19, 2011, Resaca filed a Motion for Partial Summary Judgment to seek reimbursement of certain merger-related expenses totaling approximately $1.1 million, for which Cano’s 50% portion would be approximately $542,000. On April 14, 2011, the presiding judge denied Resaca’s request for Partial Summary Judgment. Mediation on July 13, 2011, did not resolve the matter. Following the mediation, there have not been any significant developments in the case.

2.             Cano has received letters from counsel for Lynn Cowden regarding the alleged improper use by W.O. Operating Company, Ltd. of the surface of real property owned by Mr. Cowden in Carson and Hutchinson Counties, Texas. Mr. Cowden alleges that Cano has not limited its use of the property to the mineral estate described in the lease, and, therefore, Cano’s use of the property is beyond the scope of its rights as lessee. Mr. Cowden has demanded that (i) Cano cease and desist from using the property and/or water produced from the property for purposes outside of oil and gas operations under the lease and (ii) Cano enter into a surface-use agreement acknowledging such use limitations. Cano last received a letter dated November 28, 2011 demanding resolution to the disagreement and threatening to seek redress through the courts.

3.             Carson County v. W O Operating Company — Cause Number 10896 pending in the District Court of Carson County, Texas. Plaintiffs sued W O Operating Company to recover $220,170.17 in real property tax in Carson County, Texas plus certain other costs and expenses. W O Operating Company filed a general denial on December 5, 2011.

4.             Gray County, et al. v. W O Operating Co. Ltd. — Cause Number TAX-3675 pending in the 223rd Judicial District of the District Court of Gray County, Texas. Plaintiffs sued W O Operating Co. Ltd. to recover $25,075.16 of unpaid real property tax in Gray County, Texas plus certain other costs and expenses. W O Operating Co. Ltd. filed a general denial on December 5, 2011.

5.             Hutchinson County v. W O Operating Co. Ltd. — Cause Number 40086 pending in the 84th Judicial District in the District Court of Hutchinson County, Texas. Plaintiff sued W O Operating Co. Ltd. to recover $262,595.14 of unpaid real property tax in Hutchinson County, Texas plus certain other costs and expenses. W O Operating Co. Ltd. filed a general denial on January 30, 2012.

6.             City of Fort Worth, et al v. Cano Petroleum Inc. — Suit No. B43622-11 pending in the 236th Judicial District of Tarrant County, Texas. Plaintiffs sued Cano to recover $15,730.22 of unpaid business personal property tax in Tarrant County, Texas plus certain other costs and expenses. Cano filed a general denial on June 15, 2011.

7.             Cano received a statement of delinquent tax from Tarrant County, Texas with respect to unpaid 2011 personal property tax in the amount of $11,441.78.

Schedule 3.12

COMPLIANCE WITH LAWS AND COURT ORDERS

The unaudited interim financial statements and notes thereto accompanying Cano’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2011 have not been reviewed by an independent public accountant using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as required by Rule 10-01(d) of Regulation S-X promulgated under the Securities Act of 1934, as amended.

Cano did not submit electronically and post on its corporate website the interactive data files required to be submitted and posted pursuant to Rule 405 of Regulation S-T with respect to its quarterly report on Form 10-Q for the quarterly period ended September 30, 2011.

Cano has not yet filed its quarterly report on Form 10-Q for the quarter ended December 31, 2011.

Staff from the Fort Worth office of the Enforcement Division of the United States Securities and Exchange Commission have requested information from Cano and had conference calls with Cano’s executive officers related to Cano’s decision to record a material impairment to its oil and gas reserves in connection with preparation of Cano’s annual report on Form 10-K for the fiscal year ended June 30, 2011.

From time to time, Cano receives notices of noncompliance with certain environmental regulations that require Cano to remediate such noncompliance in a timely manner.

Debtors are a party to the following litigation seeking payment of delinquent real property taxes:

Carson County v. W O Operating Company — Cause Number 10896 pending in the District Court of Carson County, Texas. Plaintiffs sued W O Operating Company to recover $220,170.17 in real property tax in Carson County, Texas plus certain other costs and expenses. W O Operating Company filed a general denial on December 5, 2011.

Gray County, et al. v. W O Operating Co. Ltd. — Cause Number TAX-3675 pending in the 223rd Judicial District of the District Court of Gray County, Texas. Plaintiffs sued W O Operating Co. Ltd. to recover $25,075.16 of unpaid real property tax in Gray County, Texas plus certain other costs and expenses. W O Operating Co. Ltd. filed a general denial on December 5, 2011.

Hutchinson County v. W O Operating Co. Ltd. — Cause Number 40086 pending in the 84th Judicial District in the District Court of Hutchinson County, Texas. Plaintiff sued W O Operating Co. Ltd. to recover $262,595.14 of unpaid real property tax in Hutchinson County, Texas plus certain other costs and expenses. W O Operating Co. Ltd. filed a general denial on January 30, 2012.

City of Fort Worth, et al v. Cano Petroleum Inc. — Suit No. B43622-11 pending in the 236th Judicial District of Tarrant County, Texas. Plaintiffs sued Cano to recover $15,730.22 of unpaid business personal property tax in Tarrant County, Texas plus certain other costs and expenses. Cano filed a general denial on June 15, 2011.

Cano received a statement of delinquent tax from Tarrant County, Texas with respect to unpaid 2011 personal property tax in the amount of $11,441.78.

Certain Debtors have not paid real property taxes due for the years 2010 and 2011.

Debtors are in violation of certain Texas Railroad Commission regulations, as follows:

Railroad Commission Lease/Well ID #	Violation
042879	Square One Energy, Inc. has failed to file production reports from July of 2011 through the current month.
042956	Square One Energy, Inc. has failed to file production reports from July of 2011 through the current month.
043479	Square One Energy, Inc. filed production reports for May of 2011 and June of 2011, but the well has no allowable. As a result, the well has been over-produced by 97 mcf.(1)
043554	Square One Energy, Inc. has failed to file production reports from July of 2011 through the current month.
043555	Square One Energy, Inc. filed production reports for May of 2011 and June of 2011, but the well has no allowable. As a result, the well has been over-produced by 153 mcf.(2)
044738	The well is currently sealed for over-production, however it has produced 139 mcf since that time.(3)
017597	Square One Energy, Inc. has failed to file Production Reports from July of 2011 through the current month.
017621	Square One Energy, Inc. has failed to file production Reports from July of 2011 through the current month.
017622	Square One Energy, Inc. has failed to file production Reports from July of 2011 through the current month.
017630	Square One Energy, Inc. has failed to file production Reports from July of 2011 through the current month.
017632	Square One Energy, Inc. has failed to file production Reports from July of 2011 through the current month.
017636	The well is currently sealed for an H-15 violation.
017676	The well is currently sealed for posting production from a well that does not have an allowable.
036574	The well is currently sealed for posting production from a well that does not have an allowable.
036575	The well is currently sealed for posting production to a well that does not have an allowable.
036576	The well is currently sealed for posting production to a well that does not have an allowable.
036577	Well is currently sealed for posting production to a well that does not have an allowable.
042099	Square One Energy, Inc. has failed to file production

(1) Calculated as of January 17, 2012.

(2) Calculated as of January 17, 2012.

(3) Calculated as of January 17, 2012.

Reports from July of 2011 through the current month.
046348	Square One Energy, Inc. has failed to file production Reports from July of 2011 through the current month.
046484	Square One Energy, Inc. has failed to file production Reports from July of 2011 through the current month.
047362	Square One Energy, Inc. has failed to file production Reports from July of 2011 through the current month.
047381	Square One Energy, Inc. has failed to file production Reports from July of 2011 through the current month.
047785	Square One Energy, Inc. has failed to file production Reports from July of 2011 through the current month.
051002	Square One Energy, Inc. has failed to file production Reports from July of 2011 through the current month. The well has been sealed for a delinquent G-10 test.
23610	Square One Energy, Inc. has received a notice from the Railroad Commission that its 14(b)(2)(c) extension has been cancelled due to UIC-H5 mechanical integrity issues.

In addition to the wells listed above the P-4 Certificate of Compliance and Transportation Authority has been severed for the following wells:

Railroad Commission Lease/Well ID # 044738

Railroad Commission Lease/Well ID # 062143

Railroad Commission Lease/Well ID # 070037

Railroad Commission Lease/Well ID # 090312

Railroad Commission Lease/Well ID # 110035

Railroad Commission Lease/Well ID # 112318

Railroad Commission Lease/Well ID # 112323

Railroad Commission Lease/Well ID # 118420

Railroad Commission Lease/Well ID # 118434

Railroad Commission Lease/Well ID # 118439

Railroad Commission Lease/Well ID # 119867

Railroad Commission Lease/Well ID # 119881

Railroad Commission Lease/Well ID # 119977

Railroad Commission Lease/Well ID # 122057

Railroad Commission Lease/Well ID # 227136

Railroad Commission Lease/Well ID # 227482

Railroad Commission Lease/Well ID # 227485

Railroad Commission Lease/Well ID # 23610

Railroad Commission Lease/Well ID # 24263

Railroad Commission Lease/Well ID # 244409

Railroad Commission Lease/Well ID # 245485

Railroad Commission Lease/Well ID # 245486

Railroad Commission Lease/Well ID # 247639

Railroad Commission Lease/Well ID # 251381

Railroad Commission Lease/Well ID # 253245

Railroad Commission Lease/Well ID # 253328

Railroad Commission Lease/Well ID # 253330

Railroad Commission Lease/Well ID # 253801

Railroad Commission Lease/Well ID # 31542

As of December 9, 2011 the following wells operated by Square One Energy, Inc. are Inactive Wells (as defined in Texas Railroad Commission Rule 15) which have not been plugged and abandoned:

API Number	Duration of Inactivity (as of March 1, 2012)
42-093-31556	4 years, 4 months
42-093-31537	3 years, 8 months
42-133-01888	9 years, 8 months
42-133-02376	9 years, 8 months
42-133-03019	4 years, 4 months
42-133-04192	8 years, 6 months
42-133-20017	4 years, 4 months

42-133-20023	2 years, 8 months
42-133-20053	8 years, 6 months
42-133-20064	4 years, 4 months
42-133-30002	10 years, 10 months
42-133-30541	4 years, 4 months
42-133-30542	9 years, 8 months
42-133-31470	2 years, 8 months
42-133-31953	14 years, 2 months
42-133-31954	14 years, 2 months
42-133-31955	2 years, 8 months
42-133-32288	14 years, 2 months
42-133-32309	14 years, 2 months
42-133-32374	4 years, 4 months
42-133-36367	3 years, 1 month
42-133-36369	2 years, 8 months
42-133-36420	2 years, 8 months
42-133-36449	9 years, 8 months
42-133-36575	4 years, 4 months
42-133-36658	4 years, 4 months
42-133-36918	14 years, 2 months
42-133-36920	5 years
42-133-37983	4 years, 5 months
42-133-37989	3 years, 1 month
42-133-37990	3 years, 3 months
42-133-37992	3 years
42-133-37998	3 years, 11 months
42-133-38001	1 year, 5 months
42-133-38008	3 years, 2 months
42-133-38011	3 years, 8 months
42-133-38016	2 years, 8 months
42-133-38019	3 years, 1 month
42-133-38020	3 years, 7 months
42-133-38027	2 years, 8 months
42-133-38045	3 years, 2 months
42-133-38046	3 years, 3 months
42-133-80161	4 years, 4 months
42-133-80163	4 years, 4 months
42-133-80215	4 years, 4 months
42-133-80530	9 years, 8 months
42-133-80540	2 years, 4 months
42-133-80541	14 years, 2 months
42-133-80576	14 years, 2 months
42-133-80578	2 years, 8 months
42-133-80769	10 years, 10 months
42-133-80771	4 years, 4 months

42-133-80780	9 years, 6 months
42-133-80782	9 years, 8 months
42-133-80783	9 years, 8 months
42-143-20006	2 years, 8 months
42-143-30031	4 years, 4 months
42-143-30098	2 years, 8 months
42-143-30519	6 years, 10 months
42-143-30520	3 years, 10 months
42-143-30621	4 years, 4 months
42-143-30653	2 years, 8 months
42-143-30827	2 years, 8 months
42-143-30841	4 years, 4 months
42-143-31188	3 years, 3 months
42-143-31238	4 years
42-143-80108	4 years
42-143-80119	2 years, 8 months

Schedule 3.13

PROPERTIES

W.O. Operating Company, Ltd. has been sued in Carson County, Texas, Gray County, Texas and Hutchinson County, Texas for non-payment of property taxes (as described on Schedule 3.11). Such non-payment has resulted in tax liens on its real property in Carson County, Texas, Gray County, Texas and Hutchinson County, Texas.

Cano received a statement of delinquent tax from Tarrant County, Texas with respect to unpaid 2011 personal property tax in the amount of $11,441.78, which may result in a tax lien on Cano’s personal property located in its Irving, Texas office.

W.O. Operating Company, Ltd. received a notice for delinquent tax from Roberts County, Texas with respect to unpaid 2011 property tax in the amount of $30.87 (if paid in February 2012), which may result in tax liens on its real property located in Roberts County, Texas.

Cano has been sued in Tarrant County, Texas for non-payment of business personal property tax in Tarrant County, Texas (as described on Schedule 3.11). Such non-payment may result in a tax lien on Cano’s personal property located in its Irving, Texas office.

Schedule 3.14(a)

OIL AND GAS INTERSTS; KNOWN ERRORS IN RESERVE REPORT

None.

Schedule 3.14(b)

OIL AND GAS INTERESTS; PROCEEDS FROM HYDROCARBON SALES

None.

Schedule 3.14(e)

OIL AND GAS INTERSTS; PREFERENTIAL PURCHASE RIGHTS

None.

Schedule 3.14(f)

OIL AND GAS INTERSTS; TAX PARTNERSHIP AGREEMENTS

None.

Schedule 3.17

INSURANCE COVERAGE

COVERAGE	AMOUNT OR LIMIT	POLICY PERIOD	INSUROR	POLICY NUMBER

GENERAL LIABILITY
Policy affords legal liability protection by agreeing to pay and defend against all claims by third parties based on Bodily Injury & Property Damage subject to policy conditions & exclusions.

	$1,000,000 Any One Occurrence $2,000,000 Aggregate	8/16/2011 to 8/16/2012	ACE American Ins. Co.	PMG G24886360-003

BUSINESS AUTOMOBILE POLICY
Designed to pay sums Insured legally must pay as damages because of Bodily Injury or Property Damage caused by an accident and resulting from the ownership, maintenance or use of covered autos.

	$1,000,000 Combined Single Limit	8/16/2011 to 8/16/2011	ACE American Ins. Co.	CAL H08520768-004

WORKERS’ COMPENSATION AND EMPLOYER’S LIABILITY - TEXAS Pays for all compensation benefits required by law including Medical Expenses Loss of Income and Death Benefits.	Provided through Resourcing Edge $1,000,000 — —	12/10/2011 to 12/9/2012	Texas Mutual Insurance Company	TSF0001139372

EXCESS OR UMBRELLA LIABILITY Will pay sums Insured is obligated to pay by reason of legal or contractual liability for damages due to Bodily Injury & Property	Primary $10,000,000	8/16/2011 to 8/16/2012	ACE Property and Casulty	XOO G24538709-002

Damage in excess of limits afforded by the scheduled underlying coverages or the retained limit subject to policy conditions	Excess $25,000,000	8/16/2011 to 8/16/2012	Gotham Ins. Co.	ML 100798/11

COST OF CONTROL &
EXTRA EXPENSE
Policy is designed to pay costs involved in controlling a Well Out of Control; Redrilling a well to the depth reached prior to the Well being Out of Control; costs for Clean-Up and Containment & damages due to Contamination & Pollution. Coverage also afforded for Legal liability & Contractual assumption for damage to property in your Care, Custody or Control and subject to policy conditions & exclusions.

	C.O.C.: $2,000,000 Any One Occurrence	8/16/2011 to 8/16/2012	Certain London Insurance Companies	A-0728-PKG
	C.C.C: $1,000,000 Any One Occurrence	Same as above	Same as above	Same as above

	AMOUNT OR	POLICY
COVERAGE	LIMIT	PERIOD	INSUROR	POLICY NUMBER
SUDDEN SEEPAGE AND POLLUTION LIABILITY Affords legal liability for bodily injury and property damage as a result of gradual pollution.	Same as above	Same as above	Same as above	Same as above

BUILDINGS Insures against “all risks” of direct physical damage to described buildings subject to policy conditions and exclusions.	$195,800	8/16/2011 to 8/16/2012	Allianz Global Corp &Spec	MX193022537

Optional coverage available for actual loss sustained of Rental Value due to portions of the building becoming untenable as a result of damage from insured perils.		Same as above	Same as above	Included above with Buildings policy

Separate policies must be purchased for Flood and Earthquake coverages.

OFFICE CONTENTS	$205,000
Insures against “all risks” of direct physical loss to Office Contents including tenant’s improvements and betterments at the scheduled location subject to policy conditions and exclusions.
This policy does not cover equipment at an oil lease site

FINE ARTS Insures against “all risks” of direct physical damage to Fine Arts as scheduled on policy, subject to policy conditions and exclusions.	Included with contents	Same as above	Same as above	Included above with Buildings policy

VALUABLE PAPERS

Insures against “all risks” of direct physical loss to Valuable Papers consisting of printed or written documents at scheduled locations. The policy will pay for the costs of reproduction of documents.

	Included with contents	Same as above	Same as above	Included above with Buildings policy

COMPUTER EQUIPMENT COVERAGE Affords “all risk” physical damage to Electronic Equipment and Components owned by, leased to or in the control of the Insured.	$130,000	Same as above	Same as above	Included above with Buildings policy

OIL LEASE PROPERTIES Insures against “all risk” physical loss or damage to scheduled property per the policy conditions.	$49,850,000 Scheduled Agreed Value	8/16/2011 to 8/16/2012	Certain London Ins. Companies	A-0728-PKG

DIRECTORS AND OFFICERS LIABILITY

A. Insurer will pay on behalf of the Directors or Officers all Losses which the Directors or Officers either individually or collectively shall be legally obligated to pay, for a wrongful act.

	Primary $10,000,000	8/16/2011 to 8/16/2012	Illinois National Insurance Co.	04-381-30-43
	Excess $10,000,000	8/16/2011 to 8/16/2012	U.S. Specialty Insurance Company	34-MGU-10- A2204209A

B. Insurer will reimburse Insured for all loss which Insured is required to indemnify, or for which Insured has to the extent permitted by law indemnified the Directors or Officers either individually or collectively for a wrongful act.

	Excess $10,000,000 D&O A-Side $15,000,000 D&O A-Side $10,000,000	8/16/2011 to 8/16/2012 8/16/2011 to 8/16/2012 10/3/2011 to 8/16/2012	Liberty Mutual Insurance Company XL Specialty Insurance Company XL Specialty Insurance Company	DO3H694706003 ELU113063-10 ELU123119-11

CRIME POLICY DECLARATIONS	$100,000	01/31/2012 to Until Cancelled or Released	Old Republic Surety Company	W150117187

Schedule 3.20

EMPLOYEES

Employee Compensation

		Annual Pay/
Employee First and Middle Names	Employee Last Name	Wage Rate	Title

VALERIE DESRAE	DURAZO	$15.00/HR	ADMINISTRATIVE ASSISTANT
JAYME	WOLLISON	$180,000.00	DIRECTOR
SUSAN E	HAYDEN	$24,960.00	ASSISTANT
JUSTIN R	HESSLEN	$35,318.40	OPERATOR
MICHAEL G	PARRISH	$85,000.00	OPERATIONS MANAGER
LOUIS CHRISTOPHER	PARRISH	$31,824.00	OPERATOR
RODGER L	BUTTS	$60,000.00	FOREMAN
JEREMY RAY	CALKINS	$41,600.00	OPERATOR
DAVID	RAMIREZ	$51,750.00	FOREMAN
KEVIN D	SCITERN	$45,000.00	OPERATOR
LANDRETH L	HORNBACK	$80,000.00	MANAGER
JOHN S	ALLEN	$77,253.00	PRODUCTION MANAGER
GERALD R	ANDERSON	$48,356.00	PUMPER
BRENDA Y	GLASSEY	$31,200.00	ADMINISTRATIVE
DAVID W	HARVILL	$42,000.00	PUMPER PRODUCTION
TOMMY K	HEFNER	$113,300.00	SUPERINTENDENT
JULIUS L	KETCHERSID	$43,751.00	PUMPER
ROBERT L	LEWIS	$37,800.00	LEASE OPERATOR
ANDREA	MCDOWELL	$67,000.00	OFFICE MANAGER
MANUEL	MIRAMONTES	$46,629.00	PUMPER
MANUEL L	MIRAMONTES	$40,170.00	PUMPER
RICKY J	NICKELL	$53,037.00	PUMPER
ROBERT L	PASSMORE	$15,080.00	DIRECTOR OF MARKETING
SHAWN D	SMITH	$57,700.00	SUPERVISOR
WILLIAM G	SMITH	$55,639.00	SUPERVISOR
HOMER R	TICE	$46,629.00	PUMPER
MARK E	TOOLEY	$46,629.00	PUMPER

Director Compensation

The non-employee directors are Don Niemeic and Garrett Smith. Their compensation is as follows:

•                Each non-employee director receives an annual cash retainer of $30,000.

•                Each non-employee director receives a cash payment of $1,000 for each Board of Directors meeting and Board of Directors committee meeting attended.

•                The Audit Committee Chairman (Garrett Smith) receives an additional annual cash retainer of $18,000.

•                The Nominating and Corporate Governance Committee Chairman (Don Niemeic) and Compensation Committee Chairman (Don Niemeic) each receive an additional annual cash retainer of $10,000.

The only employee director is Jim Latimer. He receives no compensation directly from Cano. He receives compensation indirectly through the Blackhill Partners Engagement Letter.

Employees and directors may participate in the employee benefit plans described on Schedule 3.21.

Schedule 3.21

EMPLOYEE BENEFIT MATTERS

2005 Directors’ Stock Option Plan and options granted thereunder as described on Schedule 3.05

2005 Long-Term Incentive Plan and options and restricted stock (as amended) granted thereunder as described on Schedule 3.05

Engagement Letter dated February 10, 2011, by and between Cano and Blackhill Partners LLC.

Amendment Number One dated February 8, 2012 to Engagement Letter dated February 10, 2011 by and between Cano and Blackhill Partners LLC.

Amendment Number Two to Engagement Letter dated March 6, 2012 by and between Cano and Blackhill Partners LLC.

Consulting Agreement dated effective July 11, 2011 by and between Cano and John H. Homier.

Amendment Number One to Engagement Letter dated February 8, 2012 by and between Cano and John H. Homier.

Amendment Number Two to Engagement Letter dated March 6, 2012 by and between Cano and John H. Homier.

Consulting Agreement dated March 15, 2011, by and between Cano and Eric J. Hyman & Associates.

Consulting Agreement effective March 1, 2012, by and between Cano and Sandra Durazo.

Consulting Agreement dated June 25, 2011, by and between Cano and Tina Sanford.

Amendment dated February 21, 2012 to Consulting Agreement dated June 25, 2011, by and between Cano and Tina Sanford.

Consulting Agreement dated July 18, 2011, by and between Cano and Adrian Lamberti.

Consulting Agreement dated November 21, 2011, by and between Cano and Jayson Potts.

Consulting Agreement effective February 21, 2012, by and between Cano and Yolanda Bostick.

Consulting Agreement effective February 17, 2012 by and between Cano and Kathy Boswell.

Amended and Restated Employment Agreement dated as of February 11, 2011 between Cano Petroleum, Inc. and Jayme Wollison.

The following contract pumpers are paid in arrears at the end of each month, but there are no written agreements:

Steven Parrish (Nowata)

Jerry Anderson (Nowata)

David Witty (Nowata)

Duane Mathis (Davenport)

Jesus Omar Castanon (Cato Field)

Client Service Agreements with Resourcing Edge, Inc. for Cano Petroleum, Inc.

Service Agreement dated January 30, 2012 among Cano Petroleum 401(k) Plan, John Homier as trustee and Lone Star 401(k) Consultants.

Recordkeeping Agreement dated December 22, 2011 among John Hancock Life Insurance Company (U.S.A.) and James R. Latimer and John Homier as trustees for Cano Petroleum 401(k) Plan.

Benefit Plans provided by Resourcing Edge, Inc.

•                 Health Care Insurance Carrier — BlueCross BlueShield of Texas

•                 Dental Care Insurance Carrier — MetLife Dental

•                 Vision Care Provider — Guardian Vision

•                 401(k) Plan

•                 Health Care Flexible Spending Account Plan

•                 Cafeteria Plan

•                 Direct Deposit

•                 Company provided Life Insurance

•                 Voluntary Life and Accident Insurance

•                 Short-Term Disability

•                 Employee Handbook for the Employees of Cano Petroleum, Inc. and its subsidiaries, which sets out employment policies, employee conduct, hours and compensation policies, operations policies, leave of absence policies, workers compensation, and employee benefits and services

Schedule 3.22

ENVIRONMENTAL MATTERS

Cano Petroleum of New Mexico, Inc. has received Notices of Orders of the BLM Authorized Officer from the United States Department of Interior, Bureau of Land Management dated relating to certain site inspections and required remediation efforts at the following wells and facilities in the Cato San Andres Unit: Tank Battery #2, Tank Battery #3, Tank Battery #6, Well #5, Well #9, Well #11, Well #14, Well #38, Well #39, Well #44, Well #69, Well #302 and Well #507.

Cano Petroleum of New Mexico, Inc. has received Notices of Orders of the BLM Authorized Officer from the United States Department of Interior, Bureau of Land Management dated December 19, 2011 relating to certain wells that have wellbores open to the atmosphere and relating to certain wells that are temporarily abandoned without prior approval.

As of December 9, 2011 the following wells operated by Square One Energy, Inc. are Inactive Wells (as defined in Texas Railroad Commission Rule 15) which have not been plugged and abandoned:

API Number	Duration of Inactivity (as of March 1, 2012)
42-093-31556	4 years, 4 months
42-093-31537	3 years, 8 months
42-133-01888	9 years, 8 months
42-133-02376	9 years, 8 months
42-133-03019	4 years, 4 months
42-133-04192	8 years, 6 months
42-133-20017	4 years, 4 months
42-133-20023	2 years, 8 months
42-133-20053	8 years, 6 months
42-133-20064	4 years, 4 months
42-133-30002	10 years, 10 months
42-133-30541	4 years, 4 months
42-133-30542	9 years, 8 months
42-133-31470	2 years, 8 months
42-133-31953	14 years, 2 months
42-133-31954	14 years, 2 months
42-133-31955	2 years, 8 months
42-133-32288	14 years, 2 months
42-133-32309	14 years, 2 months
42-133-32374	4 years, 4 months
42-133-36367	3 years, 1 month
42-133-36369	2 years, 8 months
42-133-36420	2 years, 8 months
42-133-36449	9 years, 8 months
42-133-36575	4 years, 4 months
42-133-36658	4 years, 4 months

42-133-36918	14 years, 2 months
42-133-36920	5 years
42-133-37983	4 years, 5 months
42-133-37989	3 years, 1 month
42-133-37990	3 years, 3 months
42-133-37992	3 years
42-133-37998	3 years, 11 months
42-133-38001	1 year, 5 months
42-133-38008	3 years, 2 months
42-133-38011	3 years, 8 months
42-133-38016	2 years, 8 months
42-133-38019	3 years, 1 month
42-133-38020	3 years, 7 months
42-133-38027	2 years, 8 months
42-133-38045	3 years, 2 months
42-133-38046	3 years, 3 months
42-133-80161	4 years, 4 months
42-133-80163	4 years, 4 months
42-133-80215	4 years, 4 months
42-133-80530	9 years, 8 months
42-133-80540	2 years, 4 months
42-133-80541	14 years, 2 months
42-133-80576	14 years, 2 months
42-133-80578	2 years, 8 months
42-133-80769	10 years, 10 months
42-133-80771	4 years, 4 months
42-133-80780	9 years, 6 months
42-133-80782	9 years, 8 months
42-133-80783	9 years, 8 months
42-143-20006	2 years, 8 months
42-143-30031	4 years, 4 months
42-143-30098	2 years, 8 months
42-143-30519	6 years, 10 months
42-143-30520	3 years, 10 months
42-143-30621	4 years, 4 months
42-143-30653	2 years, 8 months
42-143-30827	2 years, 8 months
42-143-30841	4 years, 4 months
42-143-31188	3 years, 3 months
42-143-31238	4 years
42-143-80108	4 years
42-143-80119	2 years, 8 months

Schedule 3.23(a)

TAXES; TAX RETURNS

Cano has not filed its federal income tax return for the fiscal year ended June 30, 2011.

Carson County v. W O Operating Company — Cause Number 10896 pending in the District Court of Carson County, Texas. Plaintiffs sued W O Operating Company to recover $220,170.17 in real property tax in Carson County, Texas plus certain other costs and expenses. W O Operating Company filed a general denial on December 5, 2011.

Gray County, et al. v. W O Operating Co. Ltd. — Cause Number TAX-3675 pending in the 223rd Judicial District of the District Court of Gray County, Texas. Plaintiffs sued W O Operating Co. Ltd. to recover $25,075.16 of unpaid real property tax in Gray County, Texas plus certain other costs and expenses. W O Operating Co. Ltd. filed a general denial on December 5, 2011.

Hutchinson County v. W O Operating Co. Ltd. — Cause Number 40086 pending in the 84th Judicial District in the District Court of Hutchinson County, Texas. Plaintiff sued W O Operating Co. Ltd. to recover $262,595.14 of unpaid real property tax in Hutchinson County, Texas plus certain other costs and expenses. W O Operating Co. Ltd. filed a general denial on January 30, 2012.

City of Fort Worth, et al v. Cano Petroleum Inc. — Suit No. B43622-11 pending in the 236th Judicial District of Tarrant County, Texas. Plaintiffs sued Cano to recover $15,730.22 of unpaid business personal property tax in Tarrant County, Texas plus certain other costs and expenses. Cano filed a general denial on June 15, 2011.

W.O. Operating Company, Ltd. received a notice for delinquent tax from Roberts County, Texas with respect to unpaid 2011 property tax in the amount of $30.87 (if paid in February 2012).

Cano received a statement of delinquent tax from Tarrant County, Texas with respect to unpaid 2011 personal property tax in the amount of $11,441.78.

Schedule 3.23(b)

TAXES; PROCEEDINGS

Carson County v. W O Operating Company — Cause Number 10896 pending in the District Court of Carson County, Texas. Plaintiffs sued W O Operating Company to recover $220,170.17 in real property tax in Carson County, Texas plus certain other costs and expenses. W O Operating Company filed a general denial on December 5, 2011.

Gray County, et al. v. W O Operating Co. Ltd. — Cause Number TAX-3675 pending in the 223rd Judicial District of the District Court of Gray County, Texas. Plaintiffs sued W O Operating Co. Ltd. to recover $25,075.16 of unpaid real property tax in Gray County, Texas plus certain other costs and expenses. W O Operating Co. Ltd. filed a general denial on December 5, 2011.

Hutchinson County v. W O Operating Co. Ltd. — Cause Number 40086 pending in the 84th Judicial District in the District Court of Hutchinson County, Texas. Plaintiff sued W O Operating Co. Ltd. to recover $262,595.14 of unpaid real property tax in Hutchinson County, Texas plus certain other costs and expenses. W O Operating Co. Ltd. filed a general denial on January 30, 2012.

City of Fort Worth, et al v. Cano Petroleum Inc. — Suit No. B43622-11 pending in the 236th Judicial District of Tarrant County, Texas. Plaintiffs sued Cano to recover $15,730.22 of unpaid business personal property tax in Tarrant County, Texas plus certain other costs and expenses. Cano filed a general denial on June 15, 2011.

W.O. Operating Company, Ltd. received a notice for delinquent tax from Roberts County, Texas with respect to unpaid 2011 property tax in the amount of $30.87 (if paid in February 2012).

Cano received a statement of delinquent tax from Tarrant County, Texas with respect to unpaid 2011 personal property tax in the amount of $11,441.78.

Schedule 3.23(c)

TAXES; TAX LIABILITIES

None.

Schedule 5.01

CONDUCT OF BUSINESS; CAPITAL EXPENDITURES

None.

Schedule 5.03(a)

ASSUMPTION AND REJECTION OF EXECUTORY CONTRACTS AND LEASES;

SCHEDULE G — EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Cano Petroleum, Inc.

1.                                     Contract with Accounting Principals, Inc. for Temporary to Hire Services.

2.                                    ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

3.                                    ACE American Insurance Company General Liability Insurance Policy No. PMG G24886360-003; Policy Period 8/16/2011 to 8/16/2012.

4.                                    ACE American Insurance Company Umbrella Liability Insurance Policy No. XOO G24538709-002; Policy Period 8/15/2011 to 8/16/2012.

5.                                     Consulting Agreement dated July 18, 2011 with Adrian Lamberti.

6.                                    Allianz Global Corporate & Specialty Commercial Property Insurance Policy No. MXI93022537; Policy Period 8/16/2011 to 8/16/2012.

7.                                      Engagement Letter dated February 10, 2011 with Blackhill Partners, LLC, as amended.

8.                                      Office Lease Agreement with Bro-Co, LLC as amended.

9.                                      Non-Disturbance, Subordination and Attornment Agreement with Bro-Co, LLC, Lessor SharePlus Federal Bank, Beneficiary of a Deed of Trust dated 01/19/09 by Bro-Co, LLC, as Grantor and SharePlus, as Beneficiary.

10.                               Letter Agreement dated July 21, 2010 with Canaccord Genuity, Inc.

11.                               Agreement for Legal Services with Chamberlain McHaney, Attorneys at Law.

12.                               Automobile Lease Agreement with Culberson Rental and Leasing Co., Inc.

13.                              Independent Contractor Agreement dated June 13, 2006 with DCF Land, Inc.

14.                               Consulting Agreement dated March 15, 2011 with Eric J. Hyman & Associates.

15.                               Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11.

16.                               Letter Agreement for financial services dated October 29, 2010 with Huron Consulting Services LLC.

17.                              Employment Agreement dated February 11, 2011 with Jayme Wollison.

18.                               Consulting Agreement dated November 21, 2011with Jayson Potts.

19.                               Consulting Agreement dated July 11, 2011 with John Homier, as amended.

20.                               Letter Agreement with KE Andrews and Co. for ad valorem tax assistance dated March 24, 2011.

21.                               Key Equipment Finance, Inc. Lease Agreement for Equipment Leases Under $100,000 #1257358.

22.                               Agreement for Legal Services with McMahon Surovik Suttle PC.

23.                               Consulting Agreement dated June 1, 2007 with Midstream Partners, LLC.

24.                               Client Services Agreement with Resourcing Edge entered December 1, 2011.

25.                               Consulting Agreement effective March 1, 2012 with Sandra Durazo.

26.                               Agreement for Legal Services with The Reardon Firm dated January 3, 2007.

27.                               Agreement for Legal Services with Thompson & Knight LLP.

28.                               Consulting Agreement dated June 25, 2011 with Tina Sanford.

29.                               Amendment dated February 21, 2012 to Consulting Agreement dated June 25, 2011 with Tina Sanford.

30.                               Agreement for Legal Services with Tom Richards, Attorney at Law dated October 26, 2006.

31.                               Underwriters at Lloyd’s, London Energy Package Insurance Policy No. A-0728-PKG; Policy Period 8/16/2011 to 8/16/2012.

32.                               Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

33.                               Consulting Agreement dated February 21, 2012 with Yolanda Bostick.

34.                               Resurgent Tech LLC Technology Support and Hosting Contracts entered September 14, 2011.

35.                               Master Service Agreement dated June 18, 2008 between Cano Petroleum, Inc. and TAS Environmental Services L.P.

36.                               Engagement Letter with Thomas J. Gingerich, CPD dated January 20, 2012.

37.                               Confidentiality Agreement with Martin Spadinger dated June 9, 2009.

38.                               Confidentiality and Mutual Non-Disparagement Agreement with Patrick McKinney dated May 7, 2010.

39.                               Non-Circumvention, Confidentiality and Non-Disclosure Agreement with USD Syngas, LLC dated November 11, 2005.

40.                               Confidentiality Agreement between Cano Petroleum, Inc. and Barry Schneider dated June 11, 2009.

41.                               Confidentiality Agreement between Cano Petroleum, Inc. and Big Sky Management Ltd. dated October 7, 2010.

42.                               Confidentiality Agreement between Cano Petroleum, Inc. and Capital Technologies Corporation dated June 2, 2011.

43.                               Confidentiality Agreement between Cano Petroleum, Inc. and D.E. Shaw Direct Capital Portfolios, L.L.C. dated October 4, 2010.

44.                               Confidentiality Agreement between Cano Petroleum, Inc. and Durham Capital Corporation dated August 6, 2010.

45.                               Confidentiality Agreement between Cano Petroleum, Inc. and Energy Holdings Group, Inc. dated October 2010.

46.                               Confidentiality Agreement between Cano Petroleum, Inc. and Everett Willard Gray, II dated November 1, 2010.

47.                               Confidentiality Agreement between Cano Petroleum, Inc. and Frank K. Young dated June 12, 2009.

48.                               Confidentiality Agreement between Cano Petroleum, Inc. and Hoak Fund dated June 2, 2011.

49.                               Confidentiality Agreement between Cano Petroleum, Inc. and Kimbrel Oil Corporation dated May 24, 2011.

50.                               Confidentiality Agreement between Cano Petroleum, Inc. and Longroad Asset Management, LLC dated September 28, 2010.

51.                               Confidentiality Agreement between Cano Petroleum, Inc. and Mark Cook dated October 1, 2006.

52.                               Confidentiality Agreement between Cano Petroleum, Inc. and Millbrae Energy, LLC dated June 14, 2011.

53.                               Confidentiality Agreement between Cano Petroleum, Inc. and Peter Paul Petroleum Company dated February 25, 2011.

54.                               Confidentiality Agreement between Cano Petroleum, Inc. and Shawn P. Dillon dated June 9, 2009.

55.                               Confidentiality Agreement between Cano Petroleum, Inc. and Venro Petroleum Corporation dated November 17, 2010.

56.                               Confidentiality Agreement between Cano Petroleum, Inc. and WS Oil and Gas Limited dated June 9, 2011.

57.                               Confidentiality Agreement between E.I. du Pont de Nemours and Company and Cano Petroleum, Inc. dated September 1, 2009.

58.                               Confidentiality Agreement between Simplex Energy Solutions, LLC and Energy From Texas, L.P. dated July 9, 2009.

59.                               Advisory Services Letter Agreement between Jefferies Randall & Dewey and Cano Petroleum, Inc. dated March 5, 2008.

60.                               Service Agreement between ADP Investor Communication Services, Inc. and Cano Petroleum, Inc. dated February 28, 2007.

61.                               Independent Contractor Agreement between Cano Petroleum, Inc. and Energy Analytics & Solutions dated February 7, 2008.

62.                               Corporate Advisory Services Letter Agreement between Cano Petroleum, Inc. and Engage Capital, Inc. dated October 8, 2004.

63.                               Consulting Agreement between Cano Petroleum, Inc. and EnGarde Technologies, Inc. dated October 8, 2004.

64.                               Energy Services Agreement Cano Petroleum, Inc. and Priority Power Management, Ltd. dated May 16, 2007.

65.                               Agreement on the Provision of Investor, Public and Media Relations Services in Europe between Cano Petroleum, Inc. and Redaktionsburo Junker, Media & PR Consulting dated July 1, 2005.

66.                               Commercial Contract for Supply of Electricity between Cirro Energy and Cano Petroleum, Inc. dated July 21, 2010.

67.                               Server Colocation Service Agreement between Consumer PC, Inc., d/b/a CPC Hosting and CPC Servers, and Cano Petroleum, Inc. dated December 1, 2006.

68.                               Aircraft Dry Lease between Horton Aviation LLC and Cano Petroleum, Inc. dated January 2, 2007.

69.                               Master Service Contract between Rone Engineering Services, Ltd. and Cano Petroleum, Inc. dated December 18, 2006.

70.                               Master Service Agreement between Cano Petroleum and Strategic Systems & Products Corp dated July 23, 2009.

71.                               American Registry for Internet Numbers, Ltd. Service Agreement dated January 31, 2007 between American Registry for Internet Numbers, Ltd. and Cano Petroleum, Inc.

72.                               Service Agreement dated January 30, 2012 among Cano Petroleum 401(k) Plan, John Homier as trustee and Lone Star 401(k) Consultants.

73.                              Recordkeeping Agreement dated December 22, 2011 among John Hancock Life Insurance Company (U.S.A.) and James R. Latimer and John Homier as trustees for Cano Petroleum 401(k) Plan.

74.                               Consulting Agreement effective February 17, 2012 with Kathy Boswell.

75.                               Illinois National Insurance Co. Directors and Officers Policy No. 04-381-30-43.

76.                               U.S. Specialty Insurance Company Directors and Officers Excess Policy No. 34-MGU-10-A22042.

77.                               Liberty Mutual Group, Inc. Directors and Officers Excess Policy No. DO3H694706003.

78.                               XL Specialty Insurance Company Directors and Officers Excess Policy No. ELU118318-10.

79.                               Engagement Letter for legal services with Brown & Hofmeister, L.L.P. dated January 25, 2012.

80.                               Premium Finance Agreement effective August 16, 2011 between Cano Petroleum, Inc. and Premium Assignment Corporation.

81.                               Escrow Agreement dated March 7, 2012 between Cano Petroleum, Inc. and NBI Services, Inc.

Cano Petro of New Mexico, Inc.

82.                               Unit Agreement for the Development and Operation of the Cato Unit, Chaves County, New Mexico, dated May 1, 1989, by and among Kelt Oil & Gas, Inc. and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Chaves County, New Mexico).

83.                               ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

84.                               ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

85.                               Crude Oil Purchase Contract dated December 22, 2010 with Andrews Oil Buyers, Inc.

86.                               Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

87.                               Crude Oil Purchase Contract No. 7405-1001 dated January 21, 2008 (month-to-month) with Plains Marketing, L.P.

88.                               Oilfield Services Master Service Contract dated November 5, 2010 with Trinity Energy Services LLC.

89.                               Gas Services and/or Purchase Agreement Contract No. 012635 and Amendment with Versado Gas Processors, L.L.C.

90.                               Oral agreements with contract pumper Jesus Omar Castanon (Cato Field).

Ladder Companies, Inc.

91.                               ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

92.                               ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

93.                               Crude Oil Purchase Agreement with Coffeyville Resources Refining & Market, as amended.

94.                               Plan of Unitization for B&N Bartlesville Unit (Nowata County, Oklahoma) with Comdisco Resources, Inc. and certain working interest owners.

95.                               Automobile Lease with Culberson Rental and Leasing Co., Inc.

96.                               Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

97.                               Gas Purchase Agreement with ScissorTail Energy, LLC.

98.                               Gas Purchase and Sales Contract between STP, Inc. and Arrow Oil & Gas, Inc.

99.                               Crude Oil Purchase Agreement No. 502606 with Sunoco Partners Marketing & Terminals LP, as amended.

100.                        Master Service Contract with BJ Services Company, USA dated April 23, 2007.

101.                        Master Service Contract with DrillRight Technology, Inc. and Ladder companies, Inc. d/b/a Ladder Energy dated April 23, 2007.

102.                        Agreement for Purchase of Power between Kay Electric Cooperative, Inc. and Ladder Companies Inc. dated February 15, 2006.

103.                        Oral agreements with the following contract pumpers: Steven Parrish (Nowata), Jerry Anderson (Nowata), David Witty (Nowata), and Duane Mathis (Davenport)

Square One Energy, Inc.

104.                        Unit Agreement, dated July 1, 1986, by and among Sun Exploration and Production Company and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Eastland, Erath & Commanche Counties, Texas — The Desdemona Field Unit).

105.                        Unit Agreement, dated October 1, 1985, by and among Sun Exploration and Production Company and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Eastland and Erath Counties, Texas — The Hogtown-Moore Unit).

106.                        ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

107.                        ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

108.                        Settlement Agreement and Release dated November 1, 2011 with Chimo Properties, Ltd. and Morris R. Greenhaw.

109.                        DPI Contract No. 77401 and Amendments with Dufour Petroleum LP.

110.                        Gas Purchase Contract No. 5409 and Amendments with Enbridge G&P (North Texas) L.P.

111.                        Term Assignment of Oil and Gas Leases with Estacado Energy, LLC.

112.                        Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

113.                        Various Compressor Lease Purchase Contracts with Midwest Compressor Systems LLC.

114.                        Gas Sales and Purchase Agreement and Amendments with OGS Desdemona Pipeline, L.P.

115.                        Crude Oil Purchase Agreement No. 521329 and Amendments with Sunoco Partners Marketing & Terminals LP.

116.                        Master Service Contract between Blue Sky Gas Treating, LLC and Square One Energy, Inc. dated August 1, 2010.

117.                        Rotary Drilling Contract between Square One Energy Inc. and Allen Phillips Drilling Company dated February 5, 2010.

118.                        Equipment Lease Contract between Square One Energy, Inc. and Blue Sky Gas Treating LLC dated August 9, 2010.

W.O. Energy of Nevada, Inc.

119.                        ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

120.                        ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

121.                        Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

122.                        Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

W.O. Operating Company, Ltd.

123.                        Unit Agreement dated January 8, 2007 by and among W.O. Operating Company, Ltd. and certain working interest owners (Cockrell Ranch Unit).

124.                        ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

125.                        ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

126.                        Automobile Lease with Culberson Rental and Leasing Co., Inc.

127.                        Gas Purchase Contract No. PAM058500 with DCP Midstream, L.P.

128.                        Gas Purchase Contract No. BOR066300A with DCP Midstream, L.P.

129.                        Gas Purchase Contract No. BOR067500B with DCP Midstream, L.P.

130.                        Gas Purchase Contract No. BOR118000R with DCP Midstream, L.P.

131.                        Gas Purchase Contract No. BOR118100 with DCP Midstream, L.P.

132.                        Gas Purchase Contract No. BOR134200R with DCP Midstream, L.P.

133.                        Gas Purchase Contract No. PAM064100R with DCP Midstream, L.P.

134.                        Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

135.                        Crude Oil Purchase Contract No. 01-0838 with Diamond Shamrock Refining Company, L.P. (Valero)

136.                        Gas Purchase Contract BOR147100 with Duke Energy Field Services, LP.

137.                        Gas Purchase Contract BOR067500B Amendments with Duke Energy Field Services, LP.

138.                        Gas Purchase Agreement No. 50038 with Eagle Rock Field Services, L.P., as amended.

139.                        Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

140.                        Oral Arrangement to provide occasional well services with Holman Well Service LLC.

141.                        Lease Agreement dated October 1, 2008 for a 1-acre tract of land with LHM Partnership.

142.                        Pipeline Lease Agreement dated June 19, 2007 with Meyer Land & Cattle Co Inc.

143.                        Gas Purchase Contract with ONEOK Texas Field Services, L.P. dated January 1, 2005.

144.                        Postage Meter/ Scale Agreement with Pitney Bowes.

145.                        Amended and Restated Lease Agreement for office space with Scott White and The Estate of Miles O’Loughlin, as amended.

146.                        Rental Service Agreement with Unifirst Corporation.

147.                        Crude Oil Purchase Contract No. 01-0838 and Amendments with Valero Marketing & Supply Co.

148.                        Electric Service Agreement executed September 5, 2007 with Southwestern Public Service Company d/b/a XCEL Energy.

149.                        Xerox Copier Lease.

150.                        Amended and Restated Office Lease Agreement with Miles O’Loughlin and Scott White dated October 1, 2005, as amended.

W.O. Production Company, Ltd.

151.                        ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

152.                        ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

153.                        Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

W.O. Energy, Inc.

154.                        ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

155.                        ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

156.                        Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

157.                        Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

158.                        Saltwater Disposal and Surface Lease Agreement with William L. & Margareta M. Arrington.

159.                        Assignment and Bill of Sale, effective November 1, 1989 with Mobil Producing Texas & New Mexico Inc.

160.                        Assignment and Bill of Sale, dated October 27, 1995 with Texaco Exploration and Production Inc.

161.                        Assignment and Bill of Sale, dated July 24, 1996 with Texaco Exploration and Production Inc.

Schedule 5.03(f)

ASSUMPTION AND REJECTION OF EXECUTORY CONTRACTS AND LEASES; INITIAL REJECTED CONTRACTS

The Contracts listed in the table below opposite an “X” in the “Reject” column are hereby listed on this Schedule 5.03(f).

		Cano Petroleum, Inc.

Assume	Reject

	x	1	Contract with Accounting Principals, Inc. for Temporary to Hire Services.

x		2	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		3	ACE American Insurance Company General Liability Insurance Policy No. PMG G24886360-003; Policy Period 8/16/2011 to 8/16/2012.

x		4	ACE American Insurance Company Umbrella Liability Insurance Policy No. XOO G24538709-002; Policy Period 8/15/2011 to 8/16/2012.

	x	5	Consulting Agreement dated July 18, 2011 with Adrian Lamberti.

x		6	Allianz Global Corporate & Specialty Commercial Property Insurance Policy No. MXI93022537; Policy Period 8/16/2011 to 8/16/2012.

	x	7	Engagement Letter dated February 10, 2011 with Blackhill Partners, LLC, as amended.

	x	8	Office Lease Agreement with Bro-Co, LLC as amended.

	x	9

Non-Disturbance, Subordination and Attornment Agreement with Bro-Co, LLC, Lessor SharePlus Federal Bank, Beneficiary of a Deed of Trust dated 01/19/09 by Bro-Co, LLC, as Grantor and SharePlus, as Beneficiary.

	x	10	Letter Agreement dated July 21, 2010 with Canaccord Genuity, Inc.

	x	11	Agreement for Legal Services with Chamberlain McHaney, Attorneys at Law.

	x	12	Automobile Lease Agreement with Culberson Rental and Leasing Co., Inc.

	x	13	Independent Contractor Agreement dated June 13, 2006 with DCF Land, Inc.

	x	14	Consulting Agreement dated March 15, 2011 with Eric J. Hyman & Associates.

x		15	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11.

	x	16	Letter Agreement for financial services dated October 29, 2010 with Huron Consulting Services LLC.

	x	17	Employment Agreement dated February 11, 2011 with Jayme Wollison.

	x	18	Consulting Agreement dated November 21, 2011with Jayson Potts.

	x	19	Consulting Agreement dated July 11, 2011 with John Homier, as amended.

	x	20	Letter Agreement with KE Andrews and Co. for ad valorem tax assistance dated March 24, 2011.

	x	21	Key Equipment Finance, Inc. Lease Agreement for Equipment Leases Under $100,000 #1257358.

	x	22	Agreement for Legal Services with McMahon Surovik Suttle PC.

	x	23	Consulting Agreement dated June 1, 2007 with Midstream Partners, LLC.

x		24	Client Services Agreement with Resourcing Edge entered December 1, 2011.

	x	25	Consulting Agreement dated August 31, 2011 with Sandra Durazo.

	x	26	Agreement for Legal Services with The Reardon Firm dated January 3, 2007.

	x	27	Agreement for Legal Services with Thompson & Knight LLP.

	x	28	Consulting Agreement dated June 25, 2011 with Tina Sanford.

	x	29	Amendment dated February 21, 2012 to Consulting Agreement dated June 25, 2011 with Tina Sanford.

	x	30	Agreement for Legal Services with Tom Richards, Attorney at Law dated October 26, 2006.

x		31	Underwriters at Lloyd’s, London Energy Package Insurance Policy No. A-0728-PKG; Policy Period 8/16/2011 to 8/16/2012.

	x	32

Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

	x	33	Consulting Agreement dated February 15, 2012 with Yolanda Bostick.

	x	34	Resurgent Tech LLC Technology Support and Hosting Contracts entered September 14, 2011.

	x	35	Master Service Agreement dated June 18, 2008 between Cano Petroleum, Inc. and TAS Environmental Services L.P.

	x	36	Engagement Letter with Thomas J. Gingerich, CPD dated January 20, 2012.

	x	37	Confidentiality Agreement with Martin Spadinger dated June 9, 2009.

	x	38	Confidentiality and Mutual Non-Disparagement Agreement with Patrick McKinney dated May 7, 2010.

x	39	Non-Circumvention, Confidentiality and Non-Disclosure Agreement with USD Syngas, LLC dated November 11, 2005.

x	40	Confidentiality Agreement between Cano Petroleum, Inc. and Barry Schneider dated June 11, 2009.

x	41	Confidentiality Agreement between Cano Petroleum, Inc. and Big Sky Management Ltd. dated October 7, 2010.

x	42	Confidentiality Agreement between Cano Petroleum, Inc. and Capital Technologies Corporation dated June 2, 2011.

x	43	Confidentiality Agreement between Cano Petroleum, Inc. and D.E. Shaw Direct Capital Portfolios, L.L.C. dated October 4, 2010.

x	44	Confidentiality Agreement between Cano Petroleum, Inc. and Durham Capital Corporation dated August 6, 2010.

x	45	Confidentiality Agreement between Cano Petroleum, Inc. and Energy Holdings Group, Inc. dated October 2010.

x	46	Confidentiality Agreement between Cano Petroleum, Inc. and Everett Willard Gray, II dated November 1, 2010.

x	47	Confidentiality Agreement between Cano Petroleum, Inc. and Frank K. Young dated June 12, 2009.

x	48	Confidentiality Agreement between Cano Petroleum, Inc. and Hoak Fund dated June 2, 2011.

x	49	Confidentiality Agreement between Cano Petroleum, Inc. and Kimbrel Oil Corporation dated May 24, 2011.

x	50	Confidentiality Agreement between Cano Petroleum, Inc. and Longroad Asset Management, LLC dated September 28, 2010.

x	51	Confidentiality Agreement between Cano Petroleum, Inc. and Mark Cook dated October 1, 2006.

x	52	Confidentiality Agreement between Cano Petroleum, Inc. and Millbrae Energy, LLC dated June 14, 2011.

x	53	Confidentiality Agreement between Cano Petroleum, Inc. and Peter Paul Petroleum Company dated February 25, 2011.

x	54	Confidentiality Agreement between Cano Petroleum, Inc. and Shawn P. Dillon dated June 9, 2009.

x	55	Confidentiality Agreement between Cano Petroleum, Inc. and Sovereign Resources LLC dated February 21, 2011.

x	56	Confidentiality Agreement between Cano Petroleum, Inc. and Venro Petroleum Corporation dated November 17, 2010.

x	57	Confidentiality Agreement between Cano Petroleum, Inc. and WS Oil and Gas Limited dated June 9, 2011.

x	58	Confidentiality Agreement between E.I. du Pont de Nemours and Company and Cano Petroleum, Inc. dated September 1, 2009.

x	59	Confidentiality Agreement between Simplex Energy Solutions, LLC and Energy From Texas, L.P. dated July 9, 2009.

x	60	Advisory Services Letter Agreement between Jefferies Randall & Dewey and Cano Petroleum, Inc. dated March 5, 2008.

x	61	Service Agreement between ADP Investor Communication Services, Inc. and Cano Petroleum, Inc. dated February 28, 2007.

x	62	Independent Contractor Agreement between Cano Petroleum, Inc. and Energy Analytics & Solutions dated February 7, 2008.

x	63	Corporate Advisory Services Letter Agreement between Cano Petroleum, Inc. and Engage Capital, Inc. dated October 8, 2004.

x	64	Consulting Agreement between Cano Petroleum, Inc. and EnGarde Technologies, Inc. dated October 8, 2004.

x	65	Energy Services Agreement Cano Petroleum, Inc. and Priority Power Management, Ltd. dated May 16, 2007.

x	66	Agreement on the Provision of Investor, Public and Media Relations Services in Europe between Cano Petroleum, Inc. and Redaktionsburo Junker, Media & PR Consulting dated July 1, 2005.

x	67	Commercial Contract for Supply of Electricity between Cirro Energy and Cano Petroleum, Inc. dated July 21, 2010.

x	68	Server Colocation Service Agreement between Consumer PC, Inc., d/b/a CPC Hosting and CPC Servers, and Cano Petroleum, Inc. dated December 1, 2006.

x	69	Aircraft Dry Lease between Horton Aviation LLC and Cano Petroleum, Inc. dated January 2, 2007.

x	70	Master Service Contract between Rone Engineering Services, Ltd. and Cano Petroleum, Inc. dated December 18, 2006.

x	71	Master Service Agreement between Cano Petroleum and Strategic Systems & Products Corp dated July 23, 2009.

x	72	American Registry for Internet Numbers, Ltd. Service Agreement dated January 31, 2007 between American Registry for Internet Numbers, Ltd. and Cano Petroleum, Inc.

x	73	Service Agreement dated January 30, 2012 among Cano Petroleum 401(k) Plan, John Homier as trustee and Lone Star 401(k) Consultants.

x	74	Recordkeeping Agreement dated December 22, 2011 among John Hancock Life Insurance Company (U.S.A.) and James R. Latimer and John Homier as trustees for Cano Petroleum 401(k) Plan.

	x	75	Consulting Agreement effective February 17, 2012 with Kathy Boswell.

	x	76	Illinois National Insurance Co. Directors and Officers Policy No. 04-381-30-43.

	x	77	U.S. Specialty Insurance Company Directors and Officers Excess Policy No. 34-MGU-10-A22042.

	x	78	Liberty Mutual Group, Inc. Directors and Officers Excess Policy No. DO3H694706003.

	x	79	XL Specialty Insurance Company Directors and Officers Excess Policy No. ELU118318-10.

	x	80	Engagement Letter for legal services with Brown & Hofmeister, L.L.P. dated January 25, 2012.

		Cano Petro of New Mexico, Inc.

x		81

Unit Agreement for the Development and Operation of the Cato Unit, Chaves County, New Mexico, dated May 1, 1989, by and among Kelt Oil & Gas, Inc. and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Chaves County, New Mexico).

x		82	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		83	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		84	Crude Oil Purchase Contract dated December 22, 2010 with Andrews Oil Buyers, Inc.

x		85	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

x		86	Crude Oil Purchase Contract No. 7405-1001 dated January 21, 2008 (month-to-month) with Plains Marketing, L.P.

	x	87	Oilfield Services Master Service Contract dated November 5, 2010 with Trinity Energy Services LLC.

x		88	Gas Services and/or Purchase Agreement Contract No. 012635 and Amendment with Versado Gas Processors, L.L.C.

	x	89	Oral agreements with contract pumper Jesus Omar Castanon (Cato Field).

		Ladder Companies, Inc.

x		90	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		91	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		92	Crude Oil Purchase Agreement with Coffeyville Resources Refining & Market, as amended.

x		93	Plan of Unitization for B&N Bartlesville Unit (Nowata County, Oklahoma) with Comdisco Resources, Inc. and certain working interest owners.

	x	94	Automobile Lease with Culberson Rental and Leasing Co., Inc.

x		95	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

x		96	Gas Purchase Agreement with ScissorTail Energy, LLC.

x		97	Gas Purchase and Sales Contract between STP, Inc. and Arrow Oil & Gas, Inc.

x		98	Crude Oil Purchase Agreement No. 502606 with Sunoco Partners Marketing & Terminals LP, as amended.

	x	99	Master Service Contract with BJ Services Company, USA dated April 23, 2007.

	x	100	Master Service Contract with DrillRight Technology, Inc. and Ladder companies, Inc. d/b/a Ladder Energy dated April 23, 2007.

	x	101	Agreement for Purchase of Power between Kay Electric Cooperative, Inc. and Ladder Companies Inc. dated February 15, 2006.

	x	102	Oral agreements with the following contract pumpers: Steven Parrish (Nowata), Jerry Anderson (Nowata), David Witty (Nowata), and Duane Mathis (Davenport)

		Square One Energy, Inc.

x		103

Unit Agreement, dated July 1, 1986, by and among Sun Exploration and Production Company and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Eastland, Erath & Commanche Counties, Texas - The Desdemona Field Unit).

x		104

Unit Agreement, dated October 1, 1985, by and among Sun Exploration and Production Company and certain working interest owners (agreement to unitize the oil and gas rights in and to certain land in Eastland and Erath Counties, Texas - The Hogtown-Moore Unit).

x		105	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		106	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

	x	107	Settlement Agreement and Release dated November 1, 2011 with Chimo Properties, Ltd. and Morris R. Greenhaw.

x		108	DPI Contract No. 77401 and Amendments with Dufour Petroleum LP.

x		109	Gas Purchase Contract No. 5409 and Amendments with Enbridge G&P (North Texas) L.P.

	x	110	Term Assignment of Oil and Gas Leases with Estacado Energy, LLC.

x		111	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

x		112	Surface and Water Usage Agreement with Marjorie Johnson.

x		113	Various Compressor Lease Purchase Contracts with Midwest Compressor Systems LLC.

x		114	Gas Sales and Purchase Agreement and Amendments with OGS Desdemona Pipeline, L.P.

x		115	Crude Oil Purchase Agreement No. 521329 and Amendments with Sunoco Partners Marketing & Terminals LP.

	x	116	Master Service Contract between Blue Sky Gas Treating, LLC and Square One Energy, Inc. dated August 1, 2010.

	x	117	Rotary Drilling Contract between Square One Energy Inc. and Allen Phillips Drilling Company dated February 5, 2010.

	x	118	Equipment Lease Contract between Square One Energy, Inc. and Blue Sky Gas Treating LLC dated August 9, 2010.

		W.O. Energy of Nevada, Inc.

x		119	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		120	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		121	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

	x	122

Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

		W.O. Operating Company, Ltd.

x		123	Unit Agreement dated January 8, 2007 by and among W.O. Operating Company, Ltd. and certain working interest owners (Cockrell Ranch Unit).

x		124	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		125	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

	x	126	Automobile Lease with Culberson Rental and Leasing Co., Inc.

x		127	Gas Purchase Contract No. PAM058500 with DCP Midstream, L.P.

x		128	Gas Purchase Contract No. BOR066300A with DCP Midstream, L.P.

x		129	Gas Purchase Contract No. BOR067500B with DCP Midstream, L.P.

x		130	Gas Purchase Contract No. BOR118000R with DCP Midstream, L.P.

x		131	Gas Purchase Contract No. BOR118100 with DCP Midstream, L.P.

x		132	Gas Purchase Contract No. BOR134200R with DCP Midstream, L.P.

x		133	Gas Purchase Contract No. PAM064100R with DCP Midstream, L.P.

	x	134

Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

x		135	Crude Oil Purchase Contract No. 01-0838 with Diamond Shamrock Refining Company, L.P. (Valero)

x		136	Gas Purchase Contract BOR147100 with Duke Energy Field Services, LP.

x		137	Gas Purchase Contract BOR067500B Amendments with Duke Energy Field Services, LP.

x		138	Gas Purchase Agreement No. 50038 with Eagle Rock Field Services, L.P., as amended.

x		139	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

	x	140	Oral Arrangement to provide occasional well services with Holman Well Service LLC.

x		141	Lease Agreement dated October 1, 2008 for a 1-acre tract of land with LHM Partnership.

x		142	Pipeline Lease Agreement dated June 19, 2007 with Meyer Land & Cattle Co Inc.

x		143	Gas Purchase Contract with ONEOK Texas Field Services, L.P. dated January 1, 2005.

	x	144	Postage Meter/ Scale Agreement with Pitney Bowes.

x		145	Amended and Restated Lease Agreement for office space with Scott White and The Estate of Miles O’Loughlin, as amended.

	x	146	Rental Service Agreement with Unifirst Corporation.

x		147	Crude Oil Purchase Contract No. 01-0838 and Amendments with Valero Marketing & Supply Co.

x		148	Electric Service Agreement executed September 5, 2007 with Southwestern Public Service Company d/b/a XCEL Energy.

	x	149	Xerox Copier Lease.

x		150	Amended and Restated Office Lease Agreement with Miles O’Loughlin and Scott White dated October 1, 2005, as amended.

		W.O. Production Company, Ltd.

x		151	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		152	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		153	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

		W.O. Energy, Inc.

x		154	ACE American Insurance Company Policy No. G24886360 003; Policy Period 8//16/2011-8//16/2012.

x		155	ACE American Insurance Company Automobile Liability Policy No. CAL-H08520768-004; Policy Period 8/16/2011-8/16/2012.

x		156	Gotham Insurance Company Excess Liability Insurance Policy No. ML100798/11; Policy Period 8/16/2011 to 8/16/2012.

	x	157

Settlement and Release Agreement effective October 19, 2010 by and between Cano Petroleum, Inc., W.O. Energy, Inc., W.O. Energy of Nevada, Inc., and W.O. Operating Company, Ltd., and The Tom Land Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, IIII, and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, LLC.

x	158	Saltwater Disposal and Surface Lease Agreement with William L. & Margareta M. Arrington.

x	159	Assignment and Bill of Sale, effective November 1, 1989 with Mobil Producing Texas & New Mexico Inc.

x	160	Assignment and Bill of Sale, dated October 27, 1995 with Texaco Exploration and Production Inc.

x	161	Assignment and Bill of Sale, dated July 24, 1996 with Texaco Exploration and Production Inc.